                                        TRAK(R)
       ----------------------------------------
       Personalized Investment Advisory Service


                                CONSULTING GROUP
                                    CAPITAL
                                 MARKETS FUNDS

                                 Annual Report

                                August 31, 1999


                                           [LOGO OF SALOMON SMITH BARNEY]

                     CONSULTING GROUP CAPITAL MARKETS FUNDS

TABLE OF CONTENTS

Shareholder Letter..........................................................   2
Schedules of Investments:
  Government Money Investments..............................................   5
  High Yield Investments....................................................   6
  Intermediate Fixed Income Investments.....................................  10
  Long-Term Bond Investments................................................  14
  Municipal Bond Investments................................................  16
  Mortgage Backed Investments...............................................  18
  Balanced Investments......................................................  20
  Large Capitalization Value Equity Investments.............................  27
  Large Capitalization Growth Investments...................................  42
  Small Capitalization Value Equity Investments.............................  54
  Small Capitalization Growth Investments...................................  80
  International Equity Investments.......................................... 109
  International Fixed Income Investments.................................... 133
  Emerging Markets Equity Investments....................................... 136
Statements of Assets and Liabilities........................................ 148
Statements of Operations.................................................... 150
Statements of Changes in Net Assets......................................... 152
Notes to Financial Statements............................................... 156
Financial Highlights........................................................ 168
Portfolio Highlights........................................................ 177
Independent Auditors' Report................................................ 216
Tax Information............................................................. 217

                     CONSULTING GROUP CAPITAL MARKETS FUNDS

Dear Shareholder:

  Two different markets emerged in the last six months of the fiscal year for the Consulting Group Capital Markets Funds ("Portfolios"). First came the highly concentrated market where diversification away from a few select stocks negatively impacted performance. Second came the more broadly distributed market where allocations across asset classes were a positive for a diversified portfolio.

  The U.S. stock market saw a sudden and dramatic change in leadership in the second quarter of 1999, as momentum shifted away from the handful of large-cap growth stocks that dominated the first quarter. Moving to the forefront were the cyclical and small-cap stocks that lagged throughout much of 1998 and early 1999. At the same time, fear of inflation -- and of a Federal Reserve Board ("Fed") rate hike -- kept the U.S. bond market on the defensive. During July and August the momentum shifted again with the familiar large-cap names making a comeback. Foreign markets generally prospered, as emerging Asian and Latin American markets continued their recovery from last year's currency crisis.

U.S. Market Overview

  Through April, the large-cap growth sector of the U.S. equity market continued its dominance. On March 29, 1999, the Dow Jones Industrial Average traded above 10,000 for the first time in history. Over the past several years, the returns of the Dow and the S&P 500 have outpaced all other asset classes including small-caps and emerging markets, which have suffered and yielded disappointing returns. Such a concentrated market put the principles of asset allocation and diversification to the test. However, the key word here is concentrated. For instance, only twenty-one stocks contributed to the S&P 500's advance during the first quarter of 1999 and one-third of this performance can be attributed to only two stocks.

  Since April, investors have seen a significant shift in the equity markets away from large cap growth stocks as the specter of higher interest rates, as well as record-high valuation levels, focused attention on other asset classes. Asset classes that under-performed in 1998 such as emerging markets, large value and small growth showed renewed vigor. In a particularly stunning turnaround, small-cap benchmarks greatly outperformed their large-cap counterparts. The Russell 2000 Index, which suffered losses of negative 2.54% in 1998 and negative 5.43% in the first quarter, posted a 15.55% total return in the second quarter. The first two months of the third quarter saw the leadership again change hands with a handful of large-cap stocks leading the way. Even with this reversal of leadership, the Russell 2000 Growth Index was the leading domestic equity asset class over the last six months with a return of 10.85% while large cap growth was up by 7.57% for the period ended August 31st.

  Over the past six months, the U.S. fixed-income market was impacted by an inordinate amount of new issuance as well as a preoccupation about the Fed. The federal funds rate was increased by 0.25% on August 25th following an earlier hike -- the Fed's first in more than two years -- at the end of June. Tentative signs of inflationary pressure -- as seen by a renewed rise in oil prices --
 also contributed to a difficult six months for fixed-income investors.

  The future course of the Fed remained uppermost on investors' minds throughout the third quarter. But market reaction to Fed policy moves changed over the course of the summer. The Fed's June move actually triggered a market rally in early July, after investors concluded that additional moves were not likely. The Dow Jones Industrial Average and the S&P 500 Index both hit record highs in July, and again in mid-August. However, investors grew more defensive as the fiscal year ended with economic data that reported rising labor costs and other inflationary pressures, as well as the dollar weakening against the yen.

International Market Overview

  The economic and financial picture abroad was mixed in early 1999. The onset of tentative recoveries in some Asian and Latin American economies that had been hit by the 1997-1998 currency crisis sparked strong rallies in many emerging markets, including Mexico, Chile, South Korea and South Africa. The Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index roared back with a 26.35% return in dollar terms in the first four months of the year.

  In the major developed markets, strength in Japan and Hong Kong was offset by weakness in many continental European markets. By June 30, the euro -- the common currency for 11 of the 15 members of the European Union -- was trading at $1.034, down from $1.077 at the start of the second quarter. The weaker euro trimmed dollar gains in many major European markets, even though several --
 including Germany and France -- posted very healthy returns in euro terms. In dollar terms, the MSCI Germany Index returned 5.69% in the second quarter, while the France Index posted a 3.34% return.

  Since June, developments have been mixed as momentum shifted just like the U.S. equity markets. A decline in the value of the dollar against the Japanese yen and the European euro helped cushion a generally weak third-quarter in most major developed foreign markets. A decline in the dollar tends to boost foreign returns by increasing the dollar value of stocks denominated in local currencies. Most emerging stock markets also fared less well, as many investors took profits in the wake of the strong gains made in the first six months of 1999. Fears of further Fed rate hikes -- and the effect they might have on capital flows to the developing world -- pushed a number of emerging currencies lower against the dollar. As a result, the Emerging Markets Free Index posted a negative 1.83% loss in dollar terms during July and August. Still the index showed a return of 37.30% for the calendar year-to-date.

Consulting Group Asset Allocation

  The Consulting Group Asset Allocation Committee ("Committee") meets each month for a formal review of economic and market data and then determines any recommended course of action. The Committee recently recommended two adjustments: 1) allocate a portion of assets away from emerging markets to developed international equities and 2) allocate a portion of assets away from high-yield bonds to intermediate fixed income. In making this recommendation, the Committee highlighted concerns about reduced liquidity in emerging markets, as well as higher trading costs and volatility. In addition, the potential for the widening of credit spreads favors quality investments over higher yielding bonds.

  Currently, the Committee maintains the following stance:

  . U.S. Equities. U.S. economic conditions still strongly favor continuation of large-cap dominance of the equity markets. Consulting Group recommends an overweight allocation to large-cap relative to small-cap.

  . Foreign Equities. Emerging markets have outperformed year-to-date, but risks are still high. Consulting Group maintains an overweight allocation to developed international markets relative to emerging markets.

  . Fixed Income. Intermediate bonds are still favored and Consulting Group maintains an overweight allocation. Consulting Group maintains an underweight stance towards high-yield bonds and a neutral stance towards long-term and non-U.S. bonds.

  Just like the financial markets themselves, dynamic and vibrant, the Committee constantly seeks new opportunities to enhance the risk-return trade-off. As a result, the current positions on markets listed above may change. Your Financial Consultant is in the best situation to provide advice and guidance in interpreting your personalized asset allocation.

Consulting Group Capital Markets Funds

During the six months ended August 31, 1999, the Portfolios generally performed in line with their respective benchmarks and market sectors.

During the reporting period, one additional portfolio was added to the fund family. Multi-Strategy Market Neutral Investments, launched on May 10th, utilizes alternative investment strategies as a means to achieve capital appreciation while limiting exposure to stock market fluctuations. This Portfolio is not a hedge fund, rather it combines the benefits of three separate and distinct hedging strategies -- equity market neutral, convertible arbitrage and merger arbitrage -- in an open-ended mutual fund.

  In addition, two Portfolios were filed with the Securities and Exchange Commission ("SEC") during the reporting period. S&P 500 Index Investments and Multi-Sector Fixed Income Investments have since received requisite SEC approval and were launched to investors on October 1st. Additional information on all three new Portfolios is available by contacting your Financial Consultant.

  Consulting Group, as investment manager, is responsible for hiring advisors that it determines will benefit shareholders, and changing advisors when appropriate. During the last six months, the Board of Trustees approved Consulting Group's recommendation that the following four investment advisors be hired: Chartwell Investment Partners (Large Capitalization Value Equity Investments), Kern Capital Management (Small Capitalization Growth Investments), Marvin&Palmer Associates (International Equity Investments) and Pacific Invesment Management Company (Intermediate Fixed Income Investments). Shareholders of the individual Portfolios have previously received an Information Statement detailing the additions and the advisors.

  We wish to thank you for the confidence you have shown in Consulting Group and your investment in Consulting Group Capital Markets Funds. As always, if you should have any questions or comments about the Consulting Group Capital Markets Funds, your Financial Consultant remains ready to assist you.

Sincerely,
/s/ Heath B. McLendon                 /s/ Frank L. Campanale


Heath B. McLendon                     Frank L. Campanale
Chairman of the Board of Trustees     Investment Officer of the Consulting
 of the Consulting Group Capital       Group Capital Markets Funds
 Markets Funds

September 30, 1999

 Schedules of Investments                                       August 31, 1999
                          Government Money Investments

     FACE                                              ANNUALIZED
    AMOUNT                   SECURITY                    YIELD        VALUE
-------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS -- 3.3%
 $ 10,000,000 U.S. Treasury Note matures 1/6/00
               (Cost -- $9,839,839)................       4.65%    $  9,839,839
-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 96.7%
    2,500,000 Federal Farm Credit Bank matures
               10/1/99.............................       5.37        2,488,913
   14,400,000 Federal Home Loan Bank mature 9/17/99
               to 10/29/99.........................   4.95 to 5.14   14,295,349
  125,018,000 Federal Home Loan Mortgage Corp.
               mature 9/3/99 to 11/26/99...........   4.97 to 5.31  124,063,089
  152,840,000 Federal National Mortgage Association
               mature 9/7/99 to 11/22/99...........   4.94 to 5.31  151,613,210
-------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCY DISCOUNT
              NOTES
              (Cost -- $292,460,561)...............                 292,460,561
-------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost --
               $302,300,400*)......................                $302,300,400
-------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                             High Yield Investments

    FACE
   AMOUNT   RATING(a)                  SECURITY                       VALUE
-------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 97.1%
-------------------------------------------------------------------------------
 Air Transportation -- 0.3%
                      Canadian Airlines Corp., Sr. Notes,
 $  500,000   B-      10.000% due 5/1/05........................   $    392,500
-------------------------------------------------------------------------------
 Automotive -- 3.4%
                      Group 1 Automotive Inc., Company
  1,500,000   B       Guaranteed, 10.875% due 3/1/09............      1,487,528
                      Safelite Glass Corp., Sr. Sub. Notes:
  1,500,000   B-       Class B, 9.875% due 12/15/06.............      1,350,000
  1,000,000   B-       Class D, 9.875% due 12/15/06.............        900,000
                      Special Devices Inc., Sr. Sub. Notes,
  1,750,000   NR      11.375% due 12/15/08+.....................      1,461,250
-------------------------------------------------------------------------------
                                                                      5,198,778
-------------------------------------------------------------------------------
 Broadcasting -- 2.8%
                      Classic Cable Inc., Sr. Sub. Notes, 9.375%
  2,000,000   B-      due 8/1/09+...............................      1,950,000
                      Jones International Networks Ltd., Company
  2,000,000   B       Guaranteed, 11.750% due 7/1/05............      1,780,000
                      Optel Inc., Sr. Notes, 11.500% due
    750,000   B-      7/1/08....................................        511,875
-------------------------------------------------------------------------------
                                                                      4,241,875
-------------------------------------------------------------------------------
 Chemicals -- 6.7%
                      Aqua Chemical Inc., Sr. Sub. Notes,
  2,000,000   B-      11.250% due 7/1/08........................      1,400,000
                      Crown Central Petroleum Corp., Sr. Notes,
  1,500,000   B       10.875% due 2/1/05........................      1,320,000
                      General Chemical Industrial Products, Sr.
  1,500,000   B+      Notes, 10.625% due 5/1/09+................      1,515,000
                      GEO Specialty Chemicals, Sr. Sub. Notes,
  1,000,000   B-      10.125% due 8/1/08........................        966,250
                      Great Lakes Carbon Corp., Company
    500,000   B-      Guaranteed, 10.250% due 5/15/08...........        508,125
                      LLS Corp., Sr. Sub. Notes, 11.625% due
  1,500,000   B-      8/1/09+...................................      1,492,500
                      Lyondell Chemical Co., Secured:
  1,000,000   NR       9.625% due 5/1/07+.......................      1,015,000
    500,000   NR       9.875% due 5/1/07+.......................        503,750
                      Philipp Brothers Chemicals, Inc., Company
  1,500,000   B-      Guaranteed, 9.875% due 6/1/08.............      1,357,500
-------------------------------------------------------------------------------
                                                                     10,078,125
-------------------------------------------------------------------------------
 Communications -- 10.5%
                      AMSC Acquisition Co., Inc., Company
  2,000,000   NR      Guaranteed, 12.250% due 4/1/08............      1,520,000
                      ICG Services, Sr. Discount Notes, 9.875%
  2,250,000   B-      due 5/1/08................................      1,305,000
                      KMC Telecom Holdings, Inc., Sr. Notes,
  1,500,000   B-      13.500% due 5/15/09+......................      1,470,000
                      Nextlink Communications, Inc., Sr. Notes,
  1,500,000   B       10.750% due 6/1/09........................      1,515,000
                      Northeast Optic Network, Sr. Notes,
  1,000,000   NR      12.750% due 8/15/08.......................      1,045,000
                      Orbital Imaging Corp., Sr. Notes, 11.625%
  2,000,000   NR      due 3/1/05+...............................      1,570,000
                      Orion Network Systems Inc., Sr. Notes,
  2,000,000   B+      11.250% due 1/15/07.......................      1,780,000
                      United Pan-Europe, Sr. Notes, 10.875% due
  2,000,000   B-      8/1/09+...................................      2,010,000
                      Versatel Telecom International NV, Sr.
  2,000,000   NR      Notes, 11.875% due 7/15/09................      1,900,000
                      WinStar Communications, Inc., Sr. Sub.
  2,000,000   CCC     Notes, 11.000% due 3/15/08................      1,810,000
-------------------------------------------------------------------------------
                                                                     15,925,000
-------------------------------------------------------------------------------
 Consumer Staples -- 6.7%
                      Bell Sports Inc., Company Guaranteed,
  1,000,000   B-      11.000% due 8/15/08.......................      1,006,250
                      Evenflo Co., Inc., Sr. Notes, 11.750% due
  1,000,000   B+      8/15/06...................................      1,010,000
                      Hedstrom Corp., Company Guaranteed,
  2,000,000   B-      10.000% due 6/1/07........................      1,730,000
                      Moll Industries, Sr. Sub. Notes, 10.500%
  1,500,000   B       due 7/1/08................................      1,282,500
                      Outsourcing Services Group, Company
  2,000,000   B-      Guaranteed, 10.875% due 3/1/06............      1,915,000
                      Revlon Consumer Products Corp., Sr. Sub.
  2,000,000   B-      Notes, 8.625% due 2/1/08..................      1,670,000
                      Syratech Corp., Sr. Notes, 11.000% due
  2,500,000   CCC+    4/15/07...................................      1,550,000
-------------------------------------------------------------------------------
                                                                     10,163,750
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                             High Yield Investments

    FACE
   AMOUNT   RATING(a)                  SECURITY                       VALUE
-------------------------------------------------------------------------------
 Electronics -- 4.4%
                      Amkor Technologies Inc., Sr. Notes, 9.250%
 $2,000,000   BB-     due 5/1/06+...............................   $  1,950,000
                      Details Holdings Corp., Sr. Notes, 12.500%
  1,500,000   B+      due 11/15/07..............................        757,500
                      Elgar Holdings Inc., Company Guaranty,
  1,500,000   B       9.875% due 2/1/08.........................      1,125,000
                      Pacific Aerospace & Electronics, Inc.,
  1,000,000   B-      Company Guaranteed, 11.250% due 8/1/05....        748,750
                      SCG Holdings & Semiconductor Co., Sr. Sub.
  2,000,000   B       Notes, 12.000% due 8/1/09+................      2,060,000
-------------------------------------------------------------------------------
                                                                      6,641,250
-------------------------------------------------------------------------------
 Energy -- 6.2%
                      Belden & Blake Corp., Company Guaranteed,
  2,055,000   CCC-    9.875% due 6/15/07........................      1,541,250
                      Continental Resources Corp., Company
  2,000,000   CCC     Guaranteed, 10.250% due 8/1/08............      1,515,000
                      Key Energy Services Inc., Units, 14.000%
  2,000,000   B-      due 1/15/09...............................      2,130,000
                      Michael Petroleum Corp., Sr. Sub. Notes,
  2,000,000   CC      11.500% due 4/1/05........................        960,000
                      Ocean Rig ASA, Company Guaranteed, 10.250%
  1,750,000   CCC     due 6/1/08................................      1,299,375
                      Panaco Inc., Company Guaranteed, 10.625%
  2,000,000   CCC-    due 10/1/04...............................      1,195,000
                      Queen Sand Resources Inc., Company
  1,000,000   CCC+    Guaranteed, 12.500% due 7/1/08............        658,750
-------------------------------------------------------------------------------
                                                                      9,299,375
-------------------------------------------------------------------------------
 Entertainment -- 1.6%
                      Marvel Enterprises Inc., Sr. Notes,
  2,000,000   NR      12.000% due 6/15/09+......................      1,840,000
                      TVN Entertainment Corp., Units, 14.000%
  1,000,000   NR      due 8/1/08................................        550,000
-------------------------------------------------------------------------------
                                                                      2,390,000
-------------------------------------------------------------------------------
 Financial -- 2.9%
                      Lodgian Financing Corp., Sr. Sub. Notes,
  1,500,000   B       12.250% due 7/15/09+......................      1,492,500
                      Port Arthur Finance Corp., Secured,
  2,000,000   BB      12.500% due 1/15/09+......................      2,005,000
                      Willis Corron Corp., Sr. Sub. Notes,
  1,000,000   B+      9.000% due 2/1/09+........................        945,000
-------------------------------------------------------------------------------
                                                                      4,442,500
-------------------------------------------------------------------------------
 Food -- 4.5%
                      RAB Enterprises Inc., Company Guaranteed,
  1,000,000   CCC+    10.500% due 5/1/05........................        700,000
                      Richmont Marketing Specialists, Company
  1,500,000   CCC     Guaranteed, 10.125% due 12/15/07..........      1,305,000
                      Specialty Foods Corp., Sr. Notes, 12.125%
  2,000,000   CCC+    due 10/1/02...............................      1,932,680
                      Stater Brothers Holdings, Sr. Notes,
  1,500,000   B+      10.750% due 8/15/06+......................      1,530,000
                      Vlasic Foods Inc., Sr. Sub. Notes, 10.250%
  1,500,000   B       due 7/1/09+...............................      1,387,500
-------------------------------------------------------------------------------
                                                                      6,855,180
-------------------------------------------------------------------------------
 Industrial -- 14.0%
                      Allied Waste North America Inc., Sr. Sub.
  2,000,000   B+      Notes, 10.000% due 8/1/09+................      1,940,000
                      Amtrol Inc., Sr. Sub. Notes, 10.625% due
  2,004,000   B-      12/31/06..................................      1,978,950
                      Anchor Lamina Inc., Sr. Sub. Notes, 9.875%
  2,500,000   B-      due 2/1/08................................      2,256,250
                      Concentra Operating Corp., Sr. Sub. Notes,
  1,000,000   B-      13.000% due 8/15/09+......................        997,500
                      Derby Cycle Corp., Sr. Notes, 10.000% due
  1,500,000   B-      5/15/08...................................      1,211,250
                      Generac Portable Products, Inc., Sr. Sub.
  2,500,000   B-      Notes, 11.250% due 7/1/06+................      2,637,500
                      Hexcel Corp., Sr. Sub. Notes, 9.750% due
  2,000,000   B+      1/15/09...................................      1,880,000
                      High Voltage Engineering, Sr. Notes,
  1,500,000   B+      10.500% due 8/15/04.......................      1,402,500
                      Huntsman ICI Chemicals, Sr. Sub. Notes,
  1,500,000   B+      10.125% due 7/1/09+.......................      1,496,250
                      Imperial Home Decor Group, Company
  2,000,000   CCC+    Guaranteed, 11.000% due 3/15/08...........      1,415,000
                      Russell-Stanley Holdings Inc., Sr. Sub.
  2,000,000   B-      Notes, 10.875% due 2/15/09+...............      1,840,000
                      Viasystems Inc., Sr. Sub. Notes, 9.750%
  2,500,000   B-      due 6/1/07................................      2,181,250
-------------------------------------------------------------------------------
                                                                     21,236,450
-------------------------------------------------------------------------------
 Manufacturing -- 1.0%
                      Gentek, Inc., Company Guaranteed, 11.000%
  1,500,000   B+      due 8/1/09+...............................      1,530,000
-------------------------------------------------------------------------------
 Medical -- 2.1%
                      LifePoint Hospitals, Inc., Sr. Sub. Notes,
  1,650,000   B-      10.750% due 5/15/09+......................      1,650,000
                      Triad Hospitals, Inc., Sr. Sub. Notes,
  1,500,000   B-      11.000% due 5/15/09+......................      1,515,000
-------------------------------------------------------------------------------
                                                                      3,165,000
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                             High Yield Investments

    FACE
   AMOUNT   RATING(a)                  SECURITY                       VALUE
-------------------------------------------------------------------------------
 Metals -- 4.4%
                      Commonwealth Aluminum Co., Sr. Sub. Notes,
 $2,000,000   B-      10.750% due 10/1/06.......................   $  2,037,500
                      Continental Global Group, Sr. Notes,
  1,000,000   B-      11.000% due 4/1/07........................        700,000
                      Metal Management Inc., Company Guaranteed:
  1,000,000   B-       12.750% due 6/15/04+.....................        947,500
  2,000,000   CCC+     10.000% due 5/15/08......................      1,560,000
                      Russel Metals Inc., 10.000% due
  1,500,000   B+      6/1/09(b).................................      1,470,000
-------------------------------------------------------------------------------
                                                                      6,715,000
-------------------------------------------------------------------------------
 Oil Exploration -- 2.2%
                      Lomak Petroleum Inc., Company Guaranteed,
  2,000,000   B       8.750% due 1/15/07........................      1,860,000
                      Western Gas Resources, Sr. Sub. Notes,
  1,500,000   BB-     10.000% due 6/15/09+......................      1,530,000
-------------------------------------------------------------------------------
                                                                      3,390,000
-------------------------------------------------------------------------------
 Paper -- 4.3%
                      Crown Paper Co., Sr. Sub. Notes, 11.000%
  1,550,000   CCC+    due 9/1/05................................      1,185,750
                      Doman Industries Ltd.:
  1,000,000   B+       Secured, 12.000% due 7/1/04+.............      1,005,000
  1,950,000   B        Sr. Notes, 8.750% due 3/15/04............      1,355,250
                      Fonda Group, Inc., Sr. Sub. Notes, 9.500%
  2,275,000   B-      due 3/1/07................................      1,984,938
                      Stone Container Corp., Sr. Notes, 9.875%
  1,000,000   B       due 2/1/01................................      1,010,000
-------------------------------------------------------------------------------
                                                                      6,540,938
-------------------------------------------------------------------------------
 Real Estate -- 1.0%
                      LNR Property Corp., Sr. Sub. Notes,
  1,000,000   B       10.500% due 1/15/09.......................      1,002,500
                      Reliant Building Products, Inc., Sr. Sub.
  1,500,000   CCC+    Notes, 10.875% due 5/1/04.................        558,750
-------------------------------------------------------------------------------
                                                                      1,561,250
-------------------------------------------------------------------------------
 Retail -- 3.1%
                      AAI.Fostergrant Inc., Company Guaranteed,
  2,000,000   CCC+    10.750% due 7/15/06.......................        840,000
                      Frank's Nursery & Crafts, Sr. Sub. Notes,
  1,500,000   B-      10.250% due 3/1/08........................      1,455,000
                      Just For Feet Inc., Sr. Notes, 11.000% due
  1,500,000   CCC     5/1/09+...................................        412,500
                      Pentacon Inc., Company Guaranteed, 12.250%
  2,000,000   B-      due 4/1/09................................      1,972,500
-------------------------------------------------------------------------------
                                                                      4,680,000
-------------------------------------------------------------------------------
 Services -- 5.8%
                      Building One Services, Sr. Notes, 10.500%
  1,500,000   B       due 5/1/09+...............................      1,402,500
                      Dialog Corp., Sr. Sub. Notes, 11.000% due
  2,000,000   B-      11/15/07..................................      1,852,500
                      Intertek Finance PLC, Company Guaranteed,
  2,300,000   B-      10.250% due 11/1/06.......................      2,127,500
                      U.S. Office Products Co., Company
  1,500,000   CCC+    Guaranteed, 9.750% due 6/15/08............        870,000
                      URS Corp., Sr. Sub. Notes, 12.250% due
  1,500,000   B+      5/1/09+...................................      1,500,000
                      Worldwide Flight Service, Sr. Notes,
  1,000,000   B       12.250% due 8/15/07+......................        991,250
-------------------------------------------------------------------------------
                                                                      8,743,750
-------------------------------------------------------------------------------
 Steel -- 2.6%
                      Euramax International PLC, Sr. Sub. Notes,
  1,000,000   B       11.250% due 10/1/06.......................      1,010,000
                      Republic Technologies International,
  3,000,000   B       Units, 13.750% due 7/15/09................      2,955,000
-------------------------------------------------------------------------------
                                                                      3,965,000
-------------------------------------------------------------------------------
 Technology -- 3.2%
                      Anteon Corp., Sr. Notes, 12.000% due
  2,000,000   B-      5/15/09+..................................      1,960,000
                      Global Imaging Systems, Inc., Company
  1,000,000   B-      Guaranteed, 10.750% due 2/15/07+..........        990,000
                      IPC Information, Sr. Discount Notes,
  1,000,000   B       10.875% due 5/1/08........................        773,750
                      Phase Metrics Inc., Company Guaranteed,
  2,000,000   B-      10.750% due 2/1/05........................      1,120,000
-------------------------------------------------------------------------------
                                                                      4,843,750
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                             High Yield Investments

    FACE
   AMOUNT   RATING(a)                   SECURITY                       VALUE
--------------------------------------------------------------------------------
 Textile -- 1.4%
                      Dyersburg Corp., Company Guaranteed, 9.750%
 $1,050,000    B+     due 9/1/07.................................   $    441,000
                      HCI Direct Inc., Sr. Notes, 13.750% due
  1,500,000    B-     8/1/02.....................................      1,590,000
--------------------------------------------------------------------------------
                                                                       2,031,000
--------------------------------------------------------------------------------
 Transportation -- 1.3%
                      Millenium Seacarriers, Company Guaranteed,
    750,000    B      12.000% due 7/15/05........................        397,500
                      Pacer International Inc., Sr. Sub. Notes,
  1,500,000    B-     11.750% due 6/1/07+........................      1,515,000
--------------------------------------------------------------------------------
                                                                       1,912,500
--------------------------------------------------------------------------------
 Utility -- 0.7%
                      Cogentrix Energy, Inc., Company Guaranteed,
  1,000,000    BB+    8.750% due 10/15/08........................      1,010,000
--------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS & NOTES (Cost --
                       $157,263,809).............................    146,952,971
--------------------------------------------------------------------------------
 FOREIGN CORPORATE BONDS -- 0.7%
                      Kappa Beheer BV, Company Guaranteed,
  1,000,000    B      10.625% due 7/15/09+ (Cost -- $1,021,795)..      1,084,028
--------------------------------------------------------------------------------
   SHARES                               SECURITY                       VALUE
--------------------------------------------------------------------------------
 PREFERRED STOCK -- 0.3%
                      HH Acquisition Corp., 13.500% (Cost --
      1,104            $1,030,521)...............................        507,840
--------------------------------------------------------------------------------
 WARRANTS++ -- 0.0%
                      American Mobile Satellite Corp., Expire
      2,000           4/1/08.....................................         70,000
        750           Millenium Seacarriers, Expire 7/15/05......            750
--------------------------------------------------------------------------------
                      TOTAL WARRANTS (Cost -- $18,247)...........         70,750
--------------------------------------------------------------------------------
    FACE
   AMOUNT                               SECURITY                       VALUE
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.9%
 $2,848,000           Morgan Stanley Dean Witter & Co., 5.400%
                      due 9/1/99; Proceeds at maturity --
                       $2,848,427; (Fully collateralized by U.S.
                      Treasury Notes & Bonds, 6.375% to 6.625%
                      due 4/30/02 to 8/15/27; Market value --
                       $2,925,752) (Cost -- $2,848,000)..........      2,848,000
--------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost --
                        $162,182,372**)..........................   $151,463,589
--------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
(b) Security has been issued with attached warrants.
 + Security is exempt under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ++Non-income producing securities.
** Aggregate cost for Federal income tax purposes is substantially the same.

 See page 146 for definition of ratings.

                                    [CHART]
                         Classification of Investment
                      Corporate Bonds & Notes      97.8%
                      Repurchase Agreement          1.9%
                      Warrants & Preferred Stock    0.3%
                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                     Intermediate Fixed Income Investments

    FACE
   AMOUNT                           SECURITY                            VALUE

---------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 30.8%
---------------------------------------------------------------------------------
 U.S. Treasury Obligations -- 30.8%
             U.S. Treasury Notes:
 $ 2,000,000  5.625% due 11/30/99.................................   $  2,002,780
  19,550,000  4.625% due 11/30/00.................................     19,312,859
   7,450,000  5.250% due 5/31/01..................................      7,389,432
  14,600,000  6.250% due 6/30/01..................................     14,812,138
  29,250,000  6.625% due 4/30/02..................................     29,805,458
   9,754,850  3.625% due 7/15/02..................................      9,666,374
     325,000  4.750% due 2/15/04..................................        309,969
   3,350,000  5.250% due 5/15/04..................................      3,260,019
  69,600,000  6.500% due 10/15/06.................................     70,820,784
   6,500,000  12.500% due 8/15/14.................................      9,397,570
  13,000,000 U.S. Treasury Bond, 8.750% due 11/5/08...............     14,193,270
     125,000 U.S. Treasury Strips, zero coupon due 11/15/99.......        123,697
---------------------------------------------------------------------------------
                                                                      181,094,350
---------------------------------------------------------------------------------
 U.S. Government Agencies -- 0.0%
             Government Trust Certificate, Resolution Trust Corp.,
      43,750 9.000% due 9/25/28...................................         44,061
---------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost --
              $182,632,443).......................................    181,138,411
---------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING(a)                  SECURITY                      VALUE
-------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 56.4%
-------------------------------------------------------------------------------
 Auto - Cars/Light Trucks -- 0.8%
                       DaimlerChrysler NA Holdings, Notes,
   4,500,000   A+      5.750% due 8/23/02.......................      4,502,250
-------------------------------------------------------------------------------
 Banking -- 5.8%
   2,055,000   A3*     BB&T Corp., Bonds, 6.375% due 6/30/05....      1,931,700
                       Chase Manhattan Corp., Sub. Notes, 5.812%
   2,000,000   A1*     due 12/30/09.............................      1,925,000
                       First National Bank of Boston, Notes,
   2,000,000   A2*     8.375% due 12/15/02......................      2,085,000
                       First Union National Bank, Sub. Notes,
   7,125,000   A1*     5.800% due 12/1/08.......................      6,457,031
   1,325,000   BBB+    Markel Corp., Notes, 7.250% due 11/1/03..      1,333,281
                       Merita Bank, Sub. Notes, 7.500% due
   2,350,000   A3*     12/29/49.................................      2,200,115
                       National City Corp., Sub. Notes, 5.750%
   4,000,000   A2*     due 2/1/09...............................      3,600,000
                       National Westminster Bank, Sub. Notes,
   1,500,000   Aa3*    7.750% due 4/29/49.......................      1,455,000
                       News America Holdings Inc., Sr. Notes,
     400,000   BBB-    8.500% due 2/15/05.......................        414,500
   2,500,000   BBB+    Popular Inc., Notes, 6.200% due 4/30/01..      2,471,875
                       St. Georges Bank, Notes, 7.150% due
     500,000   A-      10/15/05+................................        487,650
                       U.S. Bank NA, Notes, 5.625% due
  10,625,000   Aa3*    11/30/05.................................      9,788,281
-------------------------------------------------------------------------------
                                                                     34,149,433
-------------------------------------------------------------------------------
 Cable TV -- 1.6%
                       TCI Communications Inc., Notes:
   3,100,000   AA-     7.375% due 2/15/00.......................      3,118,073
   2,800,000   AA-     5.985% due 9/11/00.......................      2,791,989
   3,575,000   AA-     6.375% due 5/1/03........................      3,525,844
-------------------------------------------------------------------------------
                                                                      9,435,906
-------------------------------------------------------------------------------
 Communications -- 1.4%
                       Cox Enterprises Inc., Notes, 6.625% due
   4,000,000   BBB+    6/14/02+.................................      3,975,000
                       PanAmSat Corp., Notes:
   3,000,000   A-      6.000% due 1/15/03.......................      2,842,500
   1,850,000   A-      6.125% due 1/15/05.......................      1,692,750
-------------------------------------------------------------------------------
                                                                      8,510,250
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                     Intermediate Fixed Income Investments

    FACE
   AMOUNT    RATING(a)                  SECURITY                      VALUE

-------------------------------------------------------------------------------
 Drug Store -- 0.7%
 $ 4,300,000   A       CVS Corp., Notes, 5.500% due 2/15/04+ ...   $  4,133,375
-------------------------------------------------------------------------------
 Electric - Integrated -- 0.3%
                       Niagara Mohawk Power, Notes, 6.875% due
   2,000,000   BBB+    4/1/03...................................      1,987,500
-------------------------------------------------------------------------------
 Entertainment -- 1.0%
                       Walt Disney Co., Notes, 5.125% due
   6,150,000   A       12/15/03.................................      5,788,688
-------------------------------------------------------------------------------
 Financial Services -- 33.5%
                       American Health Properties, Notes, 7.050%
   2,500,000   BBB-    due 1/15/02..............................      2,496,875
                       Amvescap PLC, Sr. Notes:
   2,000,000   A3*     6.375% due 5/15/03.......................      1,887,500
   4,925,000   A3*     6.600% due 5/15/05.......................      4,481,750
                       Associates Corp., Sr. Notes:
   2,300,000   AA-     5.750% due 11/1/03.......................      2,202,250
   4,000,000   AA-     5.800% due 4/20/04.......................      3,810,000
                       AT&T Capital Corp., Notes:
   1,000,000   BBB     5.580% due 9/20/99.......................        999,937
   2,000,000   BBB     6.230% due 9/24/99.......................      2,000,240
   1,100,000   BBB     5.650% due 3/21/00.......................      1,100,227
   2,000,000   BBB     7.500% due 11/15/00......................      2,029,120
   3,000,000   BBB     7.000% due 8/15/01.......................      2,989,800
                       BanPonce Corp., Notes, 6.750% due
   2,625,000   Baa1*   12/15/05.................................      2,572,500
                       Bear, Stearns & Co., Inc., Notes:
   6,200,000   A       5.238% due 5/7/02........................      6,187,786
   3,575,000   A       6.450% due 8/1/02........................      3,521,375
   2,000,000   A       6.500% due 8/1/02........................      1,970,000
                       CarrAmerica Realty Corp., Company
   2,300,000   BBB     Guaranteed, 7.200% due 7/1/04............      2,248,250
                       Chase Mortgage Securities Corp., Sub.
   3,575,000   BBB     Bonds, 7.370% due 5/19/07................      3,404,629
                       Chelsea GCA Realty Partnership, Notes,
   2,300,000   BBB-    7.750% due 1/26/01.......................      2,314,375
                       Colonial Realty LP, Notes, 6.960% due
   2,350,000   BBB-    7/26/04..................................      2,288,313
                       CP Ltd. Partnership, Sr. Notes, 8.750%
     750,000   BBB     due 3/2/00...............................        758,115
                       Evans Withycombe Residential Inc., Notes,
   1,000,000   A3*     7.500% due 4/15/04.......................      1,006,250
                       Federal National Mortgage Association,
  16,275,000   Aaa*    5.625% due 5/14/04.......................     15,640,322
                       First Tennessee National Corp., Sub.
  13,000,000   A-      Notes, 5.750% due 12/1/08................     11,651,250
                       Florida Property & Casualty, Notes,
   2,050,000   A-      7.250% due 7/1/02+.......................      2,062,813
                       Florida Resident Property & Casualty,
   3,450,000   A-      Notes, 7.375% due 7/1/03+................      3,471,563
                       Florida Windstorm, Bonds+:
   4,575,000   A-      6.500% due 8/25/02.......................      4,523,531
   3,000,000   A-      6.700% due 8/25/04.......................      2,925,000
                       Ford Motor Credit Co., Notes:
   5,600,000   A1*     5.750% due 1/25/01.......................      5,544,000
   4,000,000   A       5.870% due 7/13/01.......................      4,025,920
   1,300,000   A       7.750% due 11/15/02......................      1,329,913
   3,975,000   A       6.700% due 7/16/04.......................      3,920,344
   2,000,000   A1*     5.800% due 1/12/09.......................      1,800,000
                       Freddie Mac:
   9,700,000   Aaa*    5.750% due 6/15/01.......................      9,632,488
  33,150,000   Aaa*    5.750% due 3/15/09.......................     30,498,000
                       General Electric Capital Corp., Notes:
   1,150,000   AAA     5.650% due 3/31/03.......................      1,116,938
   3,800,000   AAA     6.267% due 7/23/03.......................      3,674,828
                       General Motors Acceptance Corp.:
   6,000,000   A       5.250% due 4/5/04........................      5,976,342
   3,500,000   A       6.850% due 6/17/04.......................      3,473,750

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                     Intermediate Fixed Income Investments

    FACE
   AMOUNT    RATING(a)                  SECURITY                      VALUE

-------------------------------------------------------------------------------
 Financial Services -- 33.5% (continued)
                       Goldman Sachs Group LP, Notes:
 $ 1,000,000   A+      7.250% due 10/1/05+......................   $    995,000
     450,000   A+      7.200% due 3/1/07+.......................        442,688
                       Homeside Lending, Inc., Notes:
   3,775,000   A+      6.875% due 6/30/02.......................      3,775,000
   4,000,000   A+      6.750% due 8/1/04........................      3,930,000
                       Household Financial Corp., Medium Term
   4,675,000   A       Notes, 6.125% due 7/15/02................      4,575,656
                       MBNA America Bank NA, Notes, 6.875% due
   3,700,000   BBB+    7/15/04..................................      3,645,721
                       Morgan Stanley Dean Witter & Co., Notes,
   4,000,000   A+      5.250% due 4/22/04.......................      4,000,000
                       Norwest Corp., Medium Term Notes:
   2,425,000   Aa3*    6.875% due 8/8/06........................      2,385,596
   1,780,000   Aa3*    6.750% due 6/15/07.......................      1,739,950
                       Norwest Financial, Inc., Notes, 6.375%
   3,000,000   Aa3*    due 11/15/01.............................      2,985,000
                       Realty Income Corp., Inc., Notes, 7.750%
   3,450,000   BBB-    due 5/6/07...............................      3,393,938
                       Wells Fargo & Co., Sub. Notes, 6.625% due
   3,600,000   A1*     7/15/04..................................      3,545,998
-------------------------------------------------------------------------------
                                                                    196,950,841
-------------------------------------------------------------------------------
 Food - Retail -- 0.2%
                       Ahold Finance USA Inc., Series Callable,
   1,500,000   A       6.250% due 5/1/09........................      1,385,625
-------------------------------------------------------------------------------
 Health Care -- 0.2%
                       Meditrust Corp., Notes, 7.375% due
   1,425,000   Ba1*    7/15/00..................................      1,395,203
-------------------------------------------------------------------------------
 Industrial -- 4.2%
                       Abitibi Consolidated Inc., Notes, 6.950%
   3,000,000   BBB-    due 4/1/08...............................      2,756,250
   3,450,000   BBB     Brascan Ltd., Notes, 7.375% due 10/1/02..      3,458,625
                       Delphi Auto Systems Corp., Notes, 6.125%
   4,000,000   BBB     due 5/1/04...............................      3,850,000
                       Diageo Capital PLC, Company Guaranteed:
   3,900,000   A+      6.625% due 6/24/04.......................      3,854,643
   6,025,000   A+      6.125% due 8/15/05.......................      5,723,750
                       La Quinta Inns, Inc., Notes, 7.110% due
   4,900,000   Ba1*    10/17/01.................................      4,771,375
-------------------------------------------------------------------------------
                                                                     24,414,643
-------------------------------------------------------------------------------
 Insurance -- 1.5%
                       Marsh & McLennan Cos. Inc., Notes, 6.625%
   8,725,000   AA-     due 6/15/04..............................      8,626,914
-------------------------------------------------------------------------------
 Publishing -- 0.6%
                       Houghton Mifflin Co., Notes, 5.360% due
   3,400,000   BBB+    12/1/00..................................      3,391,500
-------------------------------------------------------------------------------
 Retail -- 2.2%
                       Sears Roebuck Acceptance Corp., Notes,
   5,335,000   A2*     6.690% due 4/30/01.......................      5,335,000
                       Tyco International Group, Notes:
   5,100,000   A-      6.750% due 9/5/02........................      5,057,211
   2,450,000   A-      5.875% due 11/1/04.......................      2,303,000
-------------------------------------------------------------------------------
                                                                     12,695,211
-------------------------------------------------------------------------------
 Telephone -- 0.6%
                       Sprint Capital Corp., Notes, 5.875% due
   4,000,000   BBB+    5/1/04...................................      3,805,000
-------------------------------------------------------------------------------
 Tobacco -- 1.1%
                       Philip Morris Cos. Inc., Notes, 9.000%
   6,000,000   A       due 1/1/01...............................      6,180,000
-------------------------------------------------------------------------------
 Transportation -- 0.7%
                       CSX Corp., Medium Term Notes, 5.380% due
   4,000,000   BBB     6/15/00..................................      3,998,799
-------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS & NOTES (Cost --
                        $341,387,307)...........................    331,351,138
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                     Intermediate Fixed Income Investments

    FACE
   AMOUNT                          SECURITY                           VALUE

-------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES -- 10.0%
-------------------------------------------------------------------------------
 Federal National Mortgage Association (FNMA) -- 1.0%
 $ 6,100,000 FNMA, 5.375% due 3/2/01............................   $  6,039,201
-------------------------------------------------------------------------------
 Government National Mortgage Association (GNMA) -- 2.5%
  15,000,000 GNMA, 7.000% due 2/22/29 - 9/21/29++...............     14,535,850
-------------------------------------------------------------------------------
 Collateralized Mortgage Obligations (CMO) -- 6.5%
   6,465,802 AAMES Mortgage Trust, 5.609% due 7/15/29...........      6,449,638
   2,929,598 Ameresco Commercial Lending, 7.120% due 3/15/12+...      2,878,330
     734,284 Banc One Auto Grantor Trust, 6.100% due 10/15/02...        735,063
             Capital Asset Research Funding LP, 5.905% due
     805,071 12/15/05...........................................        799,912
   2,330,987 CMC Securities Corp. III, 6.750% due 11/25/23......      2,327,356
   2,775,000 Copelco Capital Funding Corp., 5.950% due 6/15/04..      2,690,030
             GE Capital Mortgage Services, Inc., 6.380% due
   1,846,846 5/25/14............................................      1,840,671
   2,491,956 Green Tree Financial Corp., 6.420% due 11/15/28....      2,493,903
             Residential Funding Mortgage Securities, Inc.:
   1,000,000 7.000% due 10/25/27................................        937,975
   8,725,000 5.980% due 10/25/29................................      8,077,125
   9,000,000 SBIC Business Investment Cos., 7.540% due 8/10/09..      9,022,500
-------------------------------------------------------------------------------
                                                                     38,252,503
-------------------------------------------------------------------------------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost --
              $59,902,187)......................................     58,827,554
-------------------------------------------------------------------------------
 COMMERCIAL PAPER -- 1.3%
             General Electric Capital Corp., Discount Notes:
   5,100,000 5.240% due 9/16/99.................................      5,088,865
     500,000 5.280% due 9/16/99.................................        498,900
             US West Capital Funding Inc., Discount Notes,
   2,000,000 6.246% due 2/8/00..................................      1,944,173
-------------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER (Cost -- $7,531,938)........      7,531,938
-------------------------------------------------------------------------------
 REGIONAL GOVERNMENT OBLIGATIONS -- 1.5%
   5,975,000 Ontario Province, 5.500% due 10/1/08...............      5,384,969
   3,500,000 Quebec Province, 7.500% due 7/15/02................      3,574,375
-------------------------------------------------------------------------------
             TOTAL REGIONAL GOVERNMENT OBLIGATIONS (Cost --
              $9,659,818).......................................      8,959,344
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost --
              $601,113,693**)...................................   $587,808,385
-------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++Security is traded on a "to be announced" basis (See Note 10).
** Aggregate cost for Federal income tax purposes is substantially the same.

 See page 146 for definition of ratings.

                                    [CHART]
                         Classification of Investments
               U.S. Government Agencies & Obligations      30.8%
               Commercial Paper                             1.3%
               Corporate Bonds & Notes                     56.4%
               Mortgage-Backed Securities                  10.0%
               Regional Government Obligations              1.5%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                           Long-Term Bond Investments

    FACE
   AMOUNT                          SECURITY                          VALUE
------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 55.5%
------------------------------------------------------------------------------
 U.S. Treasury Obligations -- 47.7%
             U.S. Treasury Bonds:
 $   600,000  11.250% due 2/15/15...............................  $    882,120
   1,130,000  7.500% due 11/15/16...............................     1,247,079
   7,030,000  8.500% due 2/15/20................................     8,617,233
   1,750,000  8.750% due 5/15/20................................     2,196,688
   9,600,000  7.875% due 2/15/21................................    11,140,032
   7,010,000  8.125% due 8/15/21................................     8,350,312
  11,225,000  6.875% due 8/15/25................................    11,880,428
   1,925,000  6.125% due 11/15/27...............................     1,865,806
  10,595,000  5.250% due 11/15/28...............................     9,167,006
------------------------------------------------------------------------------
                                                                    55,346,704
------------------------------------------------------------------------------
 U.S. Government Agencies -- 7.8%
             Federal Home Loan Mortgage Corp. (FHLMC) REMIC:
   4,550,000  FHLMC, 6.250% due 10/15/27........................     4,254,751
   4,535,000  FHLMC, 6.000% due 11/15/28........................     3,985,539
     855,000  FHLMC, 6.000% due 12/15/28........................       743,499
------------------------------------------------------------------------------
                                                                     8,983,789
------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
             (Cost -- $66,454,976)..............................    64,330,493
------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING(a)                  SECURITY                      VALUE
-------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 44.0%
-------------------------------------------------------------------------------
 Auto & Transportation -- 4.7%
                       Federal Express Corp., 7.630% due
   2,396,145   BBB+    1/5/14...................................      2,369,189
   3,500,000   A       Ford Motor Co., 6.625% due 10/1/28.......      3,106,250
-------------------------------------------------------------------------------
                                                                      5,475,439
-------------------------------------------------------------------------------
 Banking -- 6.5%
   3,650,000   A       Bank One Corp., 8.000% due 4/29/27.......      3,677,375
                       International Bank of Reconstruction &
   3,350,000   AAA     Development, 8.250% due 9/1/16...........      3,806,437
-------------------------------------------------------------------------------
                                                                      7,483,812
-------------------------------------------------------------------------------
 Consumer Products -- 3.4%
   1,550,000   A+      BestFoods, Series F, 6.625% due 4/15/28..      1,389,188
                       The Proctor & Gamble Co., 9.360% due
   2,075,000   AA      1/1/21...................................      2,541,875
-------------------------------------------------------------------------------
                                                                      3,931,063
-------------------------------------------------------------------------------
 Financial Services -- 7.7%
   2,400,000   BBB-    Continental Corp., 8.375% due 8/15/12....      2,484,000
                       Lubermens Mutual Casualty, Surplus Notes,
   1,450,000   A-      8.300% due 12/1/37+......................      1,335,813
                       Nationwide CSN Trust, 9.875% due
   3,000,000   A+      2/15/25..................................      3,243,750
                       US West Capital Funding Inc., 6.875% due
   2,100,000   A-      7/15/28..................................      1,850,625
-------------------------------------------------------------------------------
                                                                      8,914,188
-------------------------------------------------------------------------------
 Industrial -- 5.9%
                       Applied Materials Inc., Sr. Notes, 7.125%
   4,500,000   BBB+    due 10/15/17.............................      4,185,000
   1,600,000   A+      Cargill Inc., 6.875% due 5/1/28..........      1,440,000
   1,350,000   A       Lowe's Co., 6.875% due 2/15/28...........      1,236,938
-------------------------------------------------------------------------------
                                                                      6,861,938
-------------------------------------------------------------------------------
 Media & Entertainment -- 4.7%
                       News America Holdings, Inc., 9.250% due
   1,275,000   BBB-    2/1/13...................................      1,418,438
   3,800,000   BBB     Time Warner Inc., 8.375% due 7/15/33.....      3,994,750
-------------------------------------------------------------------------------
                                                                      5,413,188
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                           Long-Term Bond Investments

    FACE
   AMOUNT    RATING(a)                  SECURITY                      VALUE
-------------------------------------------------------------------------------
 Miscellaneous -- 5.3%
 $ 3,250,000   BBB+    Boston University, 7.625% due 7/15/2097...  $  3,103,750
   2,850,000   BBB+    Ogden Corp., 9.250% due 3/1/22............     3,074,437
-------------------------------------------------------------------------------
                                                                      6,178,187
-------------------------------------------------------------------------------
 Utilities -- 5.8%
                       Columbia Gas Systems Inc., 7.320% due
   2,275,000   BBB+    11/28/10..................................     2,198,218
   3,000,000   A+      New York Telephone, 6.700% due 11/1/23....     2,662,500
                       Puget Sound Energy Inc., Series A, 6.740%
   2,100,000   A-      due 6/15/18 ..............................     1,884,750
-------------------------------------------------------------------------------
                                                                      6,745,468
-------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS & NOTES (Cost --
                        $52,868,821).............................    51,003,283
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 0.5%
     666,000           Morgan Stanley Dean Witter & Co., 5.400%
                       due 9/1/99; Proceeds at maturity --
                        $666,099; (Fully collateralized by U.S.
                       Treasury Notes & Bonds, 6.375% to 6.625%
                       due 4/30/02 to 8/15/27; Market value --
                        $684,182) (Cost -- $666,000).............       666,000
-------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost --
                        $119,989,797**)..........................  $115,999,776
-------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 146 for definition of ratings.

                                    [CHART]
                         Classification of Investments
               U.S. Government Agencies & Obligations     55.5%
               Corporate Bonds & Notes                    44.0%
               Repurchase Agreement                        0.5%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                           Municipal Bond Investments

    FACE
   AMOUNT   RATING(a)                   SECURITY                       VALUE
-------------------------------------------------------------------------------
 California -- 12.2%
                      California State Public Works Board Lease
                       Revenue:
 $3,100,000  A1*       California Community Colleges, Series D,
                       4.750% due 10/1/14........................   $ 2,863,625
  2,000,000  A1*       Department of Corrections, Series A,
                       5.250% due 9/1/15.........................     1,952,500
  3,000,000  AAA      San Diego, CA Special Tax Refunding,
                       Community Facilities District No. 1, MBIA-
                       Insured, 4.750% due 9/1/20................     2,640,000
-------------------------------------------------------------------------------
                                                                      7,456,125
-------------------------------------------------------------------------------
 Florida -- 21.0%
                      Florida State Board of Education Capital
                       Outlay, Public Education GO:
  2,500,000  AA+       Series A, 5.250% due 6/1/17...............     2,434,375
  5,000,000  AA+       Series B, 5.000% due 6/1/14...............     4,831,250
  2,000,000  AAA      Reedy Creek, FL Improvement District,
                       Series A, MBIA-Insured, 5.250% due
                       6/1/15....................................     1,967,500
  3,765,000  AAA      Tampa Bay, FL Water Utilities System
                       Revenue, Series A, 5.125% due 10/1/17.....     3,614,400
-------------------------------------------------------------------------------
                                                                     12,847,525
-------------------------------------------------------------------------------
 Georgia -- 4.8%
  3,000,000  AAA      Gwinnett County, GA Water & Sewer Authority
                       Revenue, 5.250% due 8/1/18................     2,910,000
-------------------------------------------------------------------------------
 Iowa -- 4.5%
  3,000,000  AAA      Iowa Finance Authority, Hospital Facility
                       Revenue, Health System, Series A,
                       MBIA-Insured, 5.125% due 7/1/20...........     2,733,750
-------------------------------------------------------------------------------
 Massachusetts -- 8.8%
  3,000,000  AA-      Massachusetts State Consolidated Loan GO,
                       Series C, 5.250% due 8/1/14...............     2,951,250
  2,500,000  AAA      Massachusetts State Turnpike Authority,
                       Metropolitan Highway System, Series A,
                       MBIA-Insured, 5.000% due 1/1/13...........     2,412,500
-------------------------------------------------------------------------------
                                                                      5,363,750
-------------------------------------------------------------------------------
 Minnesota -- 4.8%
  3,000,000  AAA      Minnesota Public Facility Authority, Water
                       PCR, Series B,
                       5.125% due 3/1/13.........................     2,958,750
-------------------------------------------------------------------------------
 New Jersey -- 7.6%
  2,720,000  AAA      New Jersey Sports & Exposition Authority
                       State Contract, Series A, MBIA-Insured,
                       5.250% due 3/1/12.........................     2,737,000
  2,000,000  Aa2*     New Jersey State Transportation Trust Fund
                       Authority, Series A, 5.125% due 6/15/15...     1,935,000
-------------------------------------------------------------------------------
                                                                      4,672,000
-------------------------------------------------------------------------------
 New Mexico -- 0.8%
    480,000  VMIG 1*  Farmington, NM PCR, VRDN, Arizona Public
                       Services Co., Series B, 2.700% due
                       9/1/24....................................       480,000
-------------------------------------------------------------------------------
 New York -- 8.1%
  3,000,000  A-       New York, NY GO, Series J, 5.375% due
                       8/1/13....................................     2,962,500
  2,000,000  A-       New York State Dormitory Authority, State
                       University Educational Facility, Series A,
                       5.500% due 5/15/13........................     2,015,000
-------------------------------------------------------------------------------
                                                                      4,977,500
-------------------------------------------------------------------------------
 Texas -- 23.6%
  3,570,000  AAA      Arlington, TX GO, ISD, PSFG, 4.500% due
                       2/15/20...................................     2,994,337
  3,000,000  AAA      Dallas, TX Civic Center, MBIA-Insured,
                       5.000% due 8/15/18........................     2,733,750
  3,000,000  AA       Fort Worth, TX Water & Sewer Revenue,
                       5.250% due 2/15/16........................     2,898,750
  2,990,000  AAA      Texas State Public Finance Authority
                       Building Revenue, (Department of Criminal
                       Justice Project), Series A, FSA-Insured,
                       5.250% due 2/1/11.........................     2,993,738
  3,000,000  AAA      Texas Water Development Board Revenue,
                       State Revolving Fund, Sr. Lien, Series B,
                       5.125% due 7/15/18........................     2,827,500
-------------------------------------------------------------------------------
                                                                     14,448,075
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                           Municipal Bond Investments

    FACE
   AMOUNT   RATING(a)                   SECURITY                      VALUE
------------------------------------------------------------------------------
 Washington -- 3.8%
 $2,600,000    AA-    King County, WA GO, School District No.
                       412, Shoreline, 4.750% due 6/1/15.........  $ 2,336,750
------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost --
                       $65,443,722**)............................  $61,184,225
------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

See page 146 for definition of ratings and certain security descriptions.

                                    [CHART]
                         Classification of Investments
                            Massachusetts      8.8%
                            Iowa               4.5%
                            New York           8.1%
                            Florida           21.0%
                            Minnesota          4.8%
                            Georgia            4.8%
                            Texas             23.6%
                            New Jersey         7.6%
                            California        12.2%
                            Other States       4.6%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                          Mortgage Backed Investments

    FACE
   AMOUNT                          SECURITY                          VALUE
------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES -- 95.6%
------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corporation (FHLMC) -- 55.6%
 $    65,407 FHLMC, 11.000% due 4/1/00 - 10/1/00................  $     68,925
     223,304 FHLMC, 10.000% due 4/1/09 - 10/1/09................       241,727
      95,189 FHLMC, 10.250% due 11/1/03 - 2/1/10................       103,577
     496,878 FHLMC, 9.000% due 10/1/09 - 7/1/11.................       518,198
      69,680 FHLMC, 11.500% due 10/1/15.........................        78,064
      40,243 FHLMC, 7.500% due 6/1/16...........................        40,419
     631,852 FHLMC, 9.500% due 10/1/08 - 8/1/16.................       674,503
     968,433 FHLMC, 8.000% due 8/1/08 - 6/1/17..................       992,335
   2,162,040 FHLMC, 8.500% due 12/1/06 - 7/1/17.................     2,250,533
   8,432,450 FHLMC, 6.500% due 2/1/11 - 7/1/29..................     8,073,397
      83,433 FHLMC GOLD, 9.500% due 4/1/10......................        88,725
  17,832,675 FHLMC GOLD, 7.000% due 5/1/12 - 8/1/12.............    17,399,743
     591,930 FHLMC GOLD, 8.500% due 9/1/08 - 2/1/18.............       610,429
   6,861,401 FHLMC GOLD, 7.500% due 12/1/12 - 5/1/25............     6,816,272
   3,581,137 FHLMC GOLD, 8.000% due 5/1/06 - 12/1/26............     3,633,708
   4,000,000 FHLMC GOLD, 8.000% due 3/1/27*.....................     4,606,844
  10,682,236 FHLMC GOLD, 6.000% due 10/1/27 - 1/1/29............     9,834,281
  20,131,985 FHLMC GOLD, 6.500% due 7/1/23 - 5/1/29.............    19,075,057
------------------------------------------------------------------------------
                                                                    75,106,737
------------------------------------------------------------------------------
 Federal National Mortgage Association (FNMA) -- 19.9%
     333,829 FNMA, 9.500% due 4/1/01 - 6/1/02...................       354,502
   1,307,109 FNMA, 9.000% due 8/1/02............................     1,367,349
   2,241,150 FNMA, 8.000% due 9/1/02............................     2,272,738
     751,343 FNMA, 8.500% due 6/1/06............................       774,597
   3,629,138 FNMA, 7.500% due 12/1/06 - 10/1/07.................     3,609,697
   2,036,861 FNMA, 5.500% due 11/1/08...........................     1,898,090
   5,136,590 FNMA, 6.500% due 3/1/09............................     4,903,193
     152,227 FNMA, 10.750% due 10/1/12..........................       167,592
      21,161 FNMA, 12.500% due 6/1/15...........................        24,250
      28,735 FNMA, 10.000% due 1/1/21...........................        31,016
   2,516,737 FNMA, 7.000% due 1/1/24............................     2,444,382
   9,632,519 FNMA, 6.000% due 12/1/23 - 9/1/28..................     9,037,309
------------------------------------------------------------------------------
                                                                    26,884,715
------------------------------------------------------------------------------
 Government National Mortgage Association (GNMA) -- 20.1%
     103,340 GNMA I, 11.000% due 7/15/10 - 9/15/10..............       114,255
      88,805 GNMA I, 9.000% due 10/15/16........................        93,217
     192,543 GNMA I, 9.500% due 12/15/16 - 8/15/19..............       206,503
   2,783,649 GNMA I, 8.000% due 1/15/14 - 8/15/23...............     2,819,308
     619,269 GNMA I, 8.500% due 5/15/17 - 7/15/27...............       640,746
   2,660,090 GNMA I, 7.500% due 9/15/27.........................     2,637,640
  13,314,433 GNMA I, 7.000% due 4/15/23 - 3/15/28...............    12,902,485
     835,119 GNMA II, 7.000% due 11/20/16.......................       805,623
   1,021,198 GNMA II, 8.500% due 6/20/16 - 1/20/17..............     1,046,401
     500,974 GNMA II, 9.000% due 4/20/17 - 11/20/21.............       520,227
   5,707,738 GNMA II, 6.500% due 12/20/23 - 5/20/24.............     5,359,909
------------------------------------------------------------------------------
                                                                    27,146,314
------------------------------------------------------------------------------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost --
               $132,975,623)....................................   129,137,766
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                          Mortgage Backed Investments

    FACE
   AMOUNT                          SECURITY                            VALUE
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.4%
 $ 6,000,000 Morgan Stanley Dean Witter & Co., 5.400% due 9/1/99;
             Proceeds at maturity -- $6,000,900;
             (Fully collateralized by U.S. Treasury Notes &
             Bonds, 6.375% to 6.625% due 4/30/02 to 8/15/27;
             Market value -- $6,163,803) (Cost -- $6,000,000)....   $  6,000,000
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $138,975,623**)..   $135,137,766
--------------------------------------------------------------------------------

* Security is traded on a "to be announced" basis (See Note 10).
** Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]
                         Classification of Investments
                          FNMA                  19.9%
                          FHLMC                 55.6%
                          GNMA                  20.1%
                          Repurchase Agreement   4.4%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                              Balanced Investments


 SHARES                           SECURITY                              VALUE
--------------------------------------------------------------------------------
 COMMON STOCK -- 54.3%
--------------------------------------------------------------------------------
 Aerospace -- 1.1%
  5,100 AlliedSignal Inc. .........................................  $   312,375
  4,500 The Boeing Co. ............................................      203,907
  3,200 General Dynamics Corp. ....................................      201,600
  3,300 United Technologies Corp. .................................      218,212
--------------------------------------------------------------------------------
                                                                         936,094
--------------------------------------------------------------------------------
 Airlines -- 0.1%
  3,600 US Airways Group, Inc. ....................................      110,925
--------------------------------------------------------------------------------
 Automotive -- 0.3%
  6,945 Delphi Automotive Systems Corp. ...........................      130,218
    900 Honeywell Inc. ............................................      102,150
--------------------------------------------------------------------------------
                                                                         232,368
--------------------------------------------------------------------------------
 Banking -- 3.9%
 13,800 Bank One Corp. ............................................      553,725
  7,000 Chase Manhattan Corp. .....................................      585,813
  2,900 First Security Corp. ......................................       62,893
 11,400 Fleet Financial Group, Inc. ...............................      453,862
  1,500 GreenPoint Financial Corp. ................................       38,812
  3,000 Lehman Brothers Holdings Inc. .............................      161,250
  8,800 MBNA Corp. ................................................      217,250
  3,700 PNC Bank Corp. ............................................      193,557
  6,200 SouthTrust Corp. ..........................................      218,937
  2,200 Summit Bancorp. ...........................................       73,425
  2,400 SunTrust Banks, Inc. ......................................      154,350
  3,332 Washington Mutual, Inc. ...................................      105,791
  9,400 Wells Fargo Co. ...........................................      374,237
--------------------------------------------------------------------------------
                                                                       3,193,902
--------------------------------------------------------------------------------
 Beverages -- 1.4%
  4,500 Anheuser-Busch Co. ........................................      346,500
  7,100 The Coca Cola Co. .........................................      424,668
 10,400 PepsiCo, Inc. .............................................      354,900
--------------------------------------------------------------------------------
                                                                       1,126,068
--------------------------------------------------------------------------------
 Business Machines -- 3.5%
 10,000 Dell Computer Corp. .......................................      488,125
  5,200 EMC Corp. .................................................      312,000
  4,100 Hewlett-Packard Co. .......................................      432,037
  8,200 International Business Machines Corp. .....................    1,021,412
  3,500 Lexmark International Group, Inc., Class A Shares..........      275,625
  4,400 Sun Microsystems, Inc. ....................................      349,800
--------------------------------------------------------------------------------
                                                                       2,878,999
--------------------------------------------------------------------------------
 Cable Services -- 0.3%
  4,594 Fox Entertainment Group, Inc. .............................      105,949
  5,300 Infinity Broadcasting Corp.+ ..............................      143,432
--------------------------------------------------------------------------------
                                                                         249,381
--------------------------------------------------------------------------------
 Chemicals -- 1.0%
  7,700 E.I. du Pont de Nemours & Co.+ ............................      487,987
  3,300 PPG Industries, Inc. ......................................      198,206
  2,800 Rohm and Haas Co. .........................................      104,650
--------------------------------------------------------------------------------
                                                                         790,843
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                              Balanced Investments


 SHARES                           SECURITY                              VALUE
--------------------------------------------------------------------------------
 Construction -- 0.5%
  2,900 Champion International Corp. ..............................  $   159,500
  1,800 Martin Marietta Materials Inc. ............................       82,125
  3,100 Southdown, Inc. ...........................................      156,550
--------------------------------------------------------------------------------
                                                                         398,175
--------------------------------------------------------------------------------
 Drugs -- 4.7%
  6,100 American Home Products Corp. ..............................      253,150
  5,000 Amgen, Inc.+ ..............................................      415,937
 11,300 Bristol-Myers Squibb Co. ..................................      795,237
  9,500 Elan Corp. PLC Sponsored ADR+..............................      304,593
  7,800 Eli Lilly & Co. ...........................................      582,075
  2,000 Immunex Corp. .............................................      134,625
  5,100 Merck & Co., Inc. .........................................      342,656
  8,900 Schering-Plough Corp. .....................................      467,806
  8,200 Warner-Lambert Co. ........................................      543,250
--------------------------------------------------------------------------------
                                                                       3,839,329
--------------------------------------------------------------------------------
 Electric & Gas Utilities -- 2.7%
  4,900 Energy East Corp. .........................................      122,500
  3,200 Florida Progress Corp.+ ...................................      150,000
 11,700 General Electric Co. ......................................    1,314,056
  4,200 GPU, Inc. .................................................      143,325
  3,300 PECO Energy Co. ...........................................      134,062
  1,900 Pinnacle West Capital Corp. ...............................       72,200
  2,100 Public Service Enterprise Group Inc. ......................       86,100
  4,600 Texas Utilities Co. .......................................      186,012
--------------------------------------------------------------------------------
                                                                       2,208,255
--------------------------------------------------------------------------------
 Electronics -- 2.3%
  2,600 General Instrument Corp.+ .................................      127,887
 13,800 Intel Corp. ...............................................    1,134,187
  2,400 Maxim Integrated Products, Inc.+ ..........................      161,550
  2,200 Nokia Oyj Sponsored ADR....................................      183,426
  4,200 Tellabs, Inc.+ ............................................      250,162
--------------------------------------------------------------------------------
                                                                       1,857,212
--------------------------------------------------------------------------------
 Financial Services -- 1.8%
  4,800 A.G. Edwards, Inc..........................................      120,600
  1,500 American General Corp......................................      106,500
  2,300 Countrywide Credit Industries, Inc.........................       73,887
  5,400 Fannie Mae.................................................      335,475
  3,245 Merrill Lynch & Co., Inc...................................      242,158
  3,362 Morgan Stanley Dean Witter & Co............................      288,501
  1,000 Providian Financial Corp...................................       77,625
  4,100 SLM Holding Corp...........................................      181,168
  2,600 Torchmark Corp.............................................       74,100
--------------------------------------------------------------------------------
                                                                       1,500,014
--------------------------------------------------------------------------------
 Food -- 1.5%
  6,100 ConAgra, Inc...............................................      149,450
  2,300 General Mills, Inc.........................................      192,625
  5,200 Louisiana Pacific Corp. ...................................       96,200
  3,800 Nabisco Holdings Corp. ....................................      149,387
  3,100 The Quaker Oats Co. .......................................      207,118
  6,600 Ralston-Ralston Purina Group...............................      181,500
  3,425 Unilever NV ...............................................      235,897
--------------------------------------------------------------------------------
                                                                       1,212,177
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                              Balanced Investments


 SHARES                           SECURITY                              VALUE
--------------------------------------------------------------------------------
 Health Care -- 1.3%
  8,700 Abbott Laboratories........................................  $   377,362
  2,000 Bausch & Lomb Inc. ........................................      132,125
  4,100 Medtronic, Inc. ...........................................      320,825
  2,500 United HealthCare Corp. ...................................      152,031
  1,700 Wellpoint Health Networks Inc. ............................      123,887
--------------------------------------------------------------------------------
                                                                       1,106,230
--------------------------------------------------------------------------------
 Insurance -- 1.3%
  4,700 Ace Ltd. ..................................................      100,756
  7,800 Allstate Corp. ............................................      255,937
  2,100 Ambac Financial Group, Inc. ...............................      110,906
  1,875 American International Group, Inc. ........................      173,789
  2,000 CIGNA Corp. ...............................................      179,625
  4,600 Hartford Financial Services Group, Inc. ...................      209,012
  3,100 Old Republic International Corp. ..........................       48,050
--------------------------------------------------------------------------------
                                                                       1,078,075
--------------------------------------------------------------------------------
 Manufacturing -- 2.1%
  2,800 Applied Materials, Inc. ...................................      198,975
  3,500 Caterpillar Inc. ..........................................      198,187
  4,100 Fortune Brands, Inc. ......................................      153,750
  3,100 Ingersoll-Rand Co. ........................................      197,237
  9,000 Tyco International Ltd. ...................................      911,812
  2,500 USX-U.S. Steel Group+......................................       67,500
--------------------------------------------------------------------------------
                                                                       1,727,461
--------------------------------------------------------------------------------
 Media -- 1.1%
  2,200 Clear Channel Communications, Inc. ........................      154,137
  8,000 Time Warner, Inc. .........................................      474,500
  7,300 Viacom Inc. ...............................................      307,056
--------------------------------------------------------------------------------
                                                                         935,693
--------------------------------------------------------------------------------
 Metals -- 0.4%
  2,200 Alcan Aluminum Ltd. .......................................       72,325
  3,900 Alcoa Inc. ................................................      251,793
--------------------------------------------------------------------------------
                                                                         324,118
--------------------------------------------------------------------------------
 Motor Vehicles -- 0.6%
  5,772 Ford Motor Co. ............................................      300,866
  3,200 General Motors Corp. ......................................      211,600
--------------------------------------------------------------------------------
                                                                         512,466
--------------------------------------------------------------------------------
 Oil -- 3.8%
  4,700 Atlantic Richfield Co. ....................................      413,306
  5,300 Coastal Corp. .............................................      229,556
  3,700 Columbia Energy Group......................................      218,531
  7,700 Diamond Offshore Drilling, Inc. ...........................      294,525
  6,400 Enron Corp. ...............................................      268,000
  3,600 Mobil Corp. ...............................................      368,550
 14,300 Royal Dutch Petroleum Co. .................................      884,812
  6,400 Texaco Inc. ...............................................      406,400
  2,500 Tidewater Inc. ............................................       81,250
--------------------------------------------------------------------------------
                                                                       3,164,930
--------------------------------------------------------------------------------
 Paper -- 0.1%
  3,000 Fort James Corp. ..........................................       96,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                              Balanced Investments


 SHARES                           SECURITY                              VALUE
--------------------------------------------------------------------------------
 Photo Equipment -- 0.2%
  2,400 Eastman Kodak Co. .........................................  $   176,250
--------------------------------------------------------------------------------
 Pollution Control -- 0.1%
  8,200 Republic Services Inc. ....................................       89,175
--------------------------------------------------------------------------------
 Publishing -- 0.4%
  2,300 Tribune Co. ...............................................      214,619
  1,950 Valassis Communications, Inc. .............................       85,313
--------------------------------------------------------------------------------
                                                                         299,932
--------------------------------------------------------------------------------
 Restaurant -- 0.3%
  5,700 McDonald's Corp. ..........................................      235,837
--------------------------------------------------------------------------------
 Retail -- 3.5%
  3,200 Best Buy Co., Inc. ........................................      224,800
  3,900 Dayton-Hudson Corp. .......................................      226,200
  3,400 Federated Department Stores, Inc. .........................      156,400
  7,800 Kroger Co. ................................................      180,375
  6,400 The Limited Inc.+ .........................................      242,400
  3,700 Lowe's Cos., Inc. .........................................      167,425
  4,000 Safeway Inc. ..............................................      186,250
  7,150 Staples, Inc. .............................................      155,512
  3,900 Tandy Corp. ...............................................      184,275
  8,600 The TJX Cos., Inc. ........................................      248,325
    914 Too Inc.+ .................................................       16,057
 20,500 Wal-Mart Stores, Inc. .....................................      908,406
--------------------------------------------------------------------------------
                                                                       2,896,425
--------------------------------------------------------------------------------
 Services -- 6.3%
  5,600 America Online, Inc. ......................................      511,350
  3,700 BMC Software, Inc.+ .......................................      199,107
  4,500 Carnival Corp. ............................................      201,093
  4,400 Ceridian Corp. ............................................      123,200
 15,400 Cisco Systems, Inc. .......................................    1,044,313
  5,500 Compuware Corp.+ ..........................................      166,031
 20,100 Microsoft Corp. ...........................................    1,860,506
  3,700 Motorola, Inc. ............................................      341,325
  3,000 Omnicom Group Inc. ........................................      226,125
 12,300 Oracle Corp. ..............................................      448,950
  2,200 Quintiles Transnational Corp. .............................       78,787
--------------------------------------------------------------------------------
                                                                       5,200,787
--------------------------------------------------------------------------------
 Soaps -- 1.1%
  5,500 The Dial Corp. ............................................      152,625
  7,200 The Procter & Gamble Co. ..................................      714,600
--------------------------------------------------------------------------------
                                                                         867,225
--------------------------------------------------------------------------------
 Telephone -- 5.8%
  6,100 Ameritech Corp. ...........................................      385,062
  5,800 AT&T Corp. ................................................      261,000
  8,000 Bell Atlantic Corp.+ ......................................      490,000
 10,400 BellSouth Corp. ...........................................      470,600
  2,400 Corning Inc. ..............................................      159,600
  4,000 GTE Corp. .................................................      274,500
 13,800 Lucent Technologies, Inc. .................................      884,062
  9,380 MCI WorldCom, Inc. ........................................      710,535
  1,700 MediaOne Group, Inc. ......................................      111,775
  3,500 Qwest Communications International Inc.+ ..................      100,625

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                              Balanced Investments


   SHARES                               SECURITY                      VALUE
-------------------------------------------------------------------------------
 Telephone -- 5.8% (continued)
       8,200 SBC Communications, Inc.+ ..........................   $   393,600
       2,200 Telefonos de Mexico SA Sponsored ADR................       163,625
       1,900 Vodafone AirTouch PLC Sponsored ADR+................       381,068
-------------------------------------------------------------------------------
                                                                      4,786,052
-------------------------------------------------------------------------------
 Tobacco -- 0.5%
      10,300 Philip Morris Cos. Inc. ............................       385,606
-------------------------------------------------------------------------------
 Transportation --
  0.3%
       4,200 Burlington Northern Santa Fe Corp. .................       121,800
       1,500 Canadian National Railway Co. ......................        95,343
-------------------------------------------------------------------------------
                                                                        217,143
-------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $41,225,998)............    44,633,897
-------------------------------------------------------------------------------
    FACE
   AMOUNT                               SECURITY                      VALUE
-------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS -- 10.8%
             U.S. Treasury Notes:
 $   465,000  5.625% due 4/30/00.................................       465,720
     475,000  6.750% due 4/30/00.................................       479,227
   1,365,000  5.750% due 10/31/00................................     1,367,607
     305,000  5.750% due 11/30/02................................       303,722
     590,000  5.250% due 8/15/03.................................       576,022
     560,000  6.000% due 8/15/04.................................       563,150
      40,000  7.500% due 2/15/05.................................        42,563
     160,000  7.000% due 7/15/06.................................       167,145
     760,000  6.125% due 8/15/07.................................       757,370
   1,090,000  5.500% due 5/15/09.................................     1,047,141
   1,050,000  6.000% due 8/15/09.................................     1,051,512
   2,285,000  5.250% due 2/15/29.................................     1,998,301
      40,000 U.S. Treasury Bond, 7.500% due 11/15/16.............        44,144
-------------------------------------------------------------------------------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost --
               $8,984,496).......................................     8,863,624
-------------------------------------------------------------------------------
    FACE
   AMOUNT    RATING(a)                  SECURITY                      VALUE

-------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 10.6%
-------------------------------------------------------------------------------
 Banking -- 2.2%
   1,045,000 BBB-      Bank United, 8.000% due 3/15/09..........        996,668
     260,000 A+        BankAmerica Corp., 5.215% due 9/11/01....        260,179
     265,000 A-        Compass Bank, 8.100% due 8/15/09.........        266,987
     250,000 A+        Fleet National Bank, 5.332% due 7/31/01..        249,000
-------------------------------------------------------------------------------
                                                                      1,772,834
-------------------------------------------------------------------------------
 Cable Services --
  0.7%
     175,000                 Cox Communications Inc., 7.875% due
             BBB+      8/15/09..................................        178,281
     402,000                 TCI Communications Inc., 8.000% due
             AA-       8/1/05...................................        419,587
-------------------------------------------------------------------------------
                                                                        597,868
-------------------------------------------------------------------------------
 Chemicals -- 0.3%
     250,000               Morton International Inc., 9.250% due
             A-        6/1/20...................................        285,937
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                              Balanced Investments

    FACE
   AMOUNT    RATING(a)                  SECURITY                      VALUE

-------------------------------------------------------------------------------
 Financial Services -- 3.2%
  $  380,000   AA-     Associates Corp., 5.750% due 11/1/03.....    $   363,850
     290,000   A+      CIT Group Inc., 6.500% due 6/14/02.......        288,550
     150,000           Finova Capital Corp., 5.875% due
               A-      10/15/01.................................        147,187
     250,000   A       Ford Motor Credit, 5.570% due 7/16/02....        250,000
     235,000           Heller Financial Inc., 5.830% due
               A-      8/20/01..................................        235,646
                       Lehman Brothers Holdings Inc.:
     250,000   A        5.528% due 1/18/00......................        249,670
     620,000   A        6.625% due 2/5/06.......................        588,225
     555,000           Liberty Financial Co., 7.625% due
               A       11/15/28.................................        530,025
-------------------------------------------------------------------------------
                                                                      2,653,153
-------------------------------------------------------------------------------
 Industrial -- 2.5%
     150,000   A-      Burlington Resources Inc., 9.125% due
                        10/1/21.................................        170,812
     370,000   BBB     Lasmo (USA) Inc., 7.300% due 11/15/27....        332,537
     275,000   BBB     Occidental Petroleum Corp., 11.125% due
                        8/1/10..................................        339,968
     300,000   AAA     Philadelphia Electric, 5.625% due
                        11/1/01.................................        294,000
     410,000   BB-     Rouse Co., 8.000% due 4/30/09............        395,650
      75,000   BBB+    Union Oil Co. of California, 6.700% due
                        10/15/07................................         71,156
     430,000   A+      Vulcan Materials Co., 5.750% due 4/1/04..        417,100
-------------------------------------------------------------------------------
                                                                      2,021,223
-------------------------------------------------------------------------------
 Services -- 0.3%
     265,000   BBB+    ERP Operating LP, 7.100% due 6/23/04.....        260,031
-------------------------------------------------------------------------------
 Telephone -- 0.2%
     240,000   BBB     Metronet Communications Corp., step bond
                        to yield 9.950% due 6/15/08.............        183,640
-------------------------------------------------------------------------------
 Transportation --
  1.2%
     855,000   BBB     Greyhound Lines Inc., 11.500% due
                        4/15/07.................................        966,150
-------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS & NOTES (Cost --
                         $8,952,865)............................      8,740,836
-------------------------------------------------------------------------------
    FACE
   AMOUNT                               SECURITY                      VALUE
-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES -- 4.3%
     225,000           American Express Master Trust, 5.388% due
                        8/15/02.................................        225,000
                       AT&T Universal Card Master Trust:
     240,000            5.435% due 4/17/03......................        239,904
     225,000            5.255% due 9/17/03......................        225,203
     250,000           BA Master Credit Card Trust, 5.399% due
                        8/15/03.................................        249,850
     225,000           Chase Credit Card Master Trust, 5.528%
                        due 5/15/02.............................        225,990
     103,727           Countrywide Home Equity Loan Trust,
                        5.458% due 3/15/24......................        103,176
     225,000           Discover Card Master Trust I, 5.338% due
                        4/16/03.................................        225,000
     225,000           First Chicago Master Trust II, 5.548% due
                        10/15/03................................        225,633
     225,000           First Union Master Credit Card Trust,
                        5.438% due 9/15/03......................        225,202
     225,000           First USA Credit Card Master Trust,
                        5.4287% due 11/15/03....................        225,652
     255,000           Fleet Credit Card Master Trust, 5.4588%
                        due 8/1/03..............................        255,332
     228,723           Green Tree Home Equity Loan Trust, 5.537%
                        due 2/15/29.............................        227,329
     220,000           Household Affinity Credit Card Master
                        Trust, 5.4188% due 2/15/02..............        220,132
     225,000           MBNA Master Credit Card Trust, 5.5225%
                        due 11/15/02............................        224,345
     250,000           People's Bank Credit Card Master Trust,
                        5.418% due 11/15/04.....................        250,196
     225,000           Providian Master Trust, 5.378% due
                        12/15/05................................        224,995
-------------------------------------------------------------------------------
                       TOTAL ASSET-BACKED SECURITIES (Cost --
                         $3,575,240)............................      3,572,939
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                              Balanced Investments

   FACE
  AMOUNT                         SECURITY                           VALUE
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES -- 10.9%
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corporation (FHLMC) -- 1.0%
 $ 165,000 FHLMC, 6.500% due 8/13/27..........................   $   156,233
   665,000 FHLMC Gold, 6.000% due 6/1/12......................       633,412
--------------------------------------------------------------------------------
                                                                     789,645
--------------------------------------------------------------------------------
 Federal National Mortgage Association (FNMA) -- 7.3%
 1,750,000 FNMA, 6.500% due 11/2/13 - 11/15/28++..............     1,668,437
 2,700,645 FNMA, 7.000% due 10/1/28 - 12/15/28++..............     2,621,300
   850,000 FNMA, 7.500% due 12/1/29...........................       843,888
   950,000 FNMA, 6.000% due 8/1/09 - 9/1/30++.................       899,919
--------------------------------------------------------------------------------
                                                                   6,033,544
--------------------------------------------------------------------------------
 Government National Mortgage Association (GNMA) -- 2.6%
   519,122 GNMA, 7.000% due 7/15/28 - 2/22/29.................       503,013
 1,636,393 GNMA, 7.500% due 1/15/28 - 4/15/29.................     1,621,878
--------------------------------------------------------------------------------
                                                                   2,124,891
--------------------------------------------------------------------------------
           TOTAL MORTGAGE-BACKED SECURITIES (Cost --
             $9,018,832)......................................     8,948,080
--------------------------------------------------------------------------------
 COMMERCIAL PAPER -- 3.1%
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corporation (FHLMC) -- 1.5%
 1,190,000 FHLMC, Discount Note, 5.090% due 9/17/99...........     1,187,550
--------------------------------------------------------------------------------
 Federal National Mortgage Association (FNMA) -- 1.6%
 1,350,000 FNMA, 5.220% due 9/17/99...........................     1,346,970
--------------------------------------------------------------------------------
           TOTAL COMMERCIAL PAPER (Cost -- $2,534,521)........     2,534,520
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 6.0%
 4,968,000 Morgan Stanley Dean Witter & Co., 5.400% due
           9/1/99; Proceeds at maturity -- $4,968,745;
           (Fully collateralized by U.S. Treasury Notes &
           Bonds, 6.375% to 6.625% due 4/30/02 to 8/15/27;
           Market value -- $5,103,629) (Cost -- $4,968,000)...     4,968,000
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $79,259,952**)..   $82,261,896
--------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + All or a portion of this security is on loan (See Note 12).
 ++Security is traded on a "to be announced" basis (See Note 10).
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 146 for definition of ratings.

                                    [CHART]
                         Classification of Investments
                   Asset-Backed Securities             4.3%
                   Commercial Paper                    3.1%
                   Common Stock                       54.3%
                   Corporate Bonds & Notes            10.6%
                   Repurchase Agreement                6.0%
                   U.S. Treasury Obligations          10.8%
                   Mortgage-Backed Securities         10.9%


                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 STOCK -- 98.1%
--------------------------------------------------------------------------------
 Business Equipment & Services -- 1.8%
   241,000 Compuware Corp.+.....................................  $    7,275,188
       184 Convergys Corp.*.....................................           3,795
   158,530 Deluxe Corp..........................................       5,399,928
     3,078 Diebold, Inc.........................................          81,951
       649 Dow Jones & Co., Inc.................................          32,612
     1,043 DST Systems, Inc.*...................................          69,359
     7,435 The Dun & Bradstreet Corp............................         194,705
   158,023 Electronic Data Systems Corp.........................       8,869,040
    90,354 First Data Corp......................................       3,975,576
     3,374 Fluor Corp...........................................         139,599
     6,341 IKON Office Solutions, Inc...........................          70,544
     2,695 Modis Professional Services, Inc.*...................          42,614
       197 National Data Corp...................................           7,535
     1,764 National Service Industries, Inc.....................          56,448
   169,757 Office Depot, Inc.*..................................       1,771,839
    98,500 Pitney Bowes, Inc....................................       5,811,500
    23,088 Prologis Trust.......................................         453,102
     3,293 Reynolds & Reynolds Co., Class A Shares..............          72,035
     2,741 Steelcase Inc........................................          39,915
     1,522 Tech Data Corp.*.....................................          56,409
       609 United Rentals, Inc.*................................          14,883
     1,579 Viad Corp............................................          47,271
     3,308 W.W. Grainger, Inc...................................         144,105
--------------------------------------------------------------------------------
                                                                      34,629,953
--------------------------------------------------------------------------------
 Capital Goods -- 3.5%
     4,619 Autoliv, Inc.........................................         160,221
     1,518 Avnet, Inc...........................................          67,172
   115,988 The Boeing Co........................................       5,255,706
    31,020 Borg-Warner Automotive, Inc..........................       1,469,572
     3,297 Case Corp............................................         162,790
    15,987 Caterpillar Inc......................................         905,263
     2,162 Cooper Cameron Corp.*................................          89,994
     3,645 Cooper Industries Inc................................         189,084
    92,272 Crane Co.+...........................................       2,220,296
     1,820 Cummins Engine Co., Inc..............................         107,835
    10,508 Deere & Co...........................................         408,498
   314,367 Delphi Automotive Systems Corp.......................       5,894,382
    19,491 Emerson Electric Co..................................       1,220,623
     3,137 Federal-Mogul Corp...................................         143,125
       145 Howmet International Inc.*...........................           2,592
   168,124 Ingersoll-Rand Co....................................      10,696,889
    78,466 Johnson Controls Inc.................................       5,365,113
    22,104 Lafarge Corp.........................................         607,860
     8,843 Leggett & Platt, Inc.................................         195,651
    62,015 Martin Marietta Materials, Inc.......................       2,829,434
     2,625 Meritor Automotive Inc...............................          57,257
   153,959 Navistar International Corp.*........................       7,486,256
     3,075 Northrop Grumman Corp................................         222,937
    98,195 Paccar Inc...........................................       5,412,999
     7,828 PPG Industries Inc...................................         470,170
     6,898 Rockwell International Corp..........................         407,844
    80,766 SPX Corp.*...........................................       6,844,919
     1,518 Teleflex Inc.........................................          70,587
    55,546 USG Corp.............................................       2,721,754

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                         SECURITY                            VALUE

-------------------------------------------------------------------------------
 Capital Goods -- 3.5% (continued)
   259,670 Waste Management, Inc...............................  $    5,664,052
    21,722 York International Corp.............................         893,317
-------------------------------------------------------------------------------
                                                                     68,244,192
-------------------------------------------------------------------------------
 Consumer Durables -- 3.7%
     3,168 American Standard Co.*..............................         129,888
     9,936 AutoNation, Inc.*...................................         128,547
       381 Avery Dennison Corp.................................          20,908
    46,307 Ball Corp...........................................       2,080,920
    94,663 The B.F. Goodrich Co................................       3,496,614
    32,368 The Black & Decker Corp.............................       1,703,366
     1,008 Briggs & Stratton Corp..............................          61,362
     5,482 Crown Cork & Seal Co., Inc..........................         145,615
    82,601 Dana Corp...........................................       3,598,306
    57,439 Eaton Corp..........................................       5,629,022
   583,549 Ford Motor Co.......................................      30,417,492
   141,605 General Motors Corp.................................       9,363,631
     8,054 Genuine Parts Co....................................         232,559
     7,037 The Goodyear Tire & Rubber Co.......................         394,951
     2,573 HON Industries Inc..................................          60,626
     5,655 Honeywell Inc.......................................         641,842
    31,852 ITT Industries, Inc.................................       1,076,995
    81,008 Koninklijke Philips Electronics ADR.................       8,328,635
     1,546 Lancaster Colony Corp...............................          50,824
     2,982 Lear Corp.*.........................................         119,839
       387 Maytag Corp.........................................          24,235
     2,341 Molex Inc...........................................          75,058
    10,942 Newell Rubbermaid Inc...............................         448,622
     7,022 Owens - Illinois, Inc.*.............................         173,794
     5,523 Shaw Industries Inc.................................         110,460
     2,933 Snap-on Inc.........................................          99,172
     3,060 Stanley Works.......................................          80,707
    25,917 Tecumseh Products Co., Class A Shares...............       1,477,269
    28,364 Whirlpool Corp......................................       2,004,980
-------------------------------------------------------------------------------
                                                                     72,176,239
-------------------------------------------------------------------------------
 Consumer Non-Durables -- 6.0%
       290 Adelphia Communications Corp., Class A Shares*......          17,980
    26,572 Adolph Coors Co., Class B Shares....................       1,516,264
     2,819 American Greetings Corp., Class A Shares............          78,051
    95,421 Anheuser-Busch Co., Inc.............................       7,347,417
    27,691 Archer-Daniels-Midland Co...........................         359,977
    24,620 Avon Products, Inc..................................       1,080,202
     5,947 Bestfoods...........................................         292,146
     2,154 Brown-Forman Corp., Class B Shares..................         127,624
     6,650 Campbell Soup Co....................................         293,846
       702 Chris Craft Industries, Inc.*.......................          35,538
   121,935 ConAgra Inc.........................................       2,987,407
     3,015 Cooper Tire & Rubber Co.............................          57,285
     1,703 Dean Foods Co.......................................          68,545
     2,116 Dole Food Inc.......................................          53,296
   164,942 Eastman Kodak Co....................................      12,112,928
   100,481 Flowers Industries Inc..............................       1,588,855
    36,961 Fort James Corp.....................................       1,191,992
    57,752 Fortune Brands Inc..................................       2,165,700
    62,566 Gannett Co., Inc....................................       4,250,577
   102,740 General Mills Inc.+.................................       8,604,475

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Consumer Non-Durables -- 6.0% (continued)
    68,151 H.J. Heinz & Co......................................  $    3,181,799
     1,457 Hannaford Brothers Co................................         104,539
     9,308 Harcourt General Inc.................................         407,806
   117,690 Harrah's Entertainment Inc.*.........................       2,648,025
     1,557 Harte-Hanks, Inc.....................................          34,935
   254,985 Hasbro Inc...........................................       6,231,195
     3,719 Hershey Foods Corp...................................         199,198
       352 Hollinger International Inc..........................           3,784
    51,889 Hormel Foods Corp....................................       2,088,532
    23,265 IBP, Inc.............................................         533,640
     4,780 International Flavors & Fragrances Inc...............         194,785
     1,746 Interstate Bakeries Corp.............................          41,794
     5,453 Kellogg Co...........................................         193,922
   120,527 Kimberly-Clark Corp..................................       6,862,506
     2,764 Liz Claiborne, Inc...................................         101,577
   300,208 Mattel, Inc..........................................       6,398,183
     3,186 McCormick & Co., Inc.................................         101,952
       800 Media General, Inc...................................          39,200
    40,069 Minnesota Mining and Manufacturing Co................       3,786,520
    51,925 Mohawk Industries, Inc.*.............................       1,174,803
    14,550 Nabisco Holdings Corp................................         258,262
     2,308 Nabisco Holdings Corp., Class A Shares...............          90,733
   123,900 Nike, Inc., Class B Shares+..........................       5,730,370
    21,585 Payless ShoeSource, Inc.*............................       1,076,551
   428,562 Philip Morris Cos. Inc...............................      16,044,289
     2,760 Premark International Inc............................          91,770
     3,928 PRIMEDIA Inc.*.......................................          54,255
    89,653 The Quaker Oats Co...................................       5,989,941
     3,318 R.J. Reynolds Tobacco Holdings, Inc..................          91,039
    11,547 Ralston-Ralston Purina Group.........................         317,542
     4,938 RPM Inc..............................................          65,737
     3,565 Sara Lee Corp........................................          79,098
    90,749 SUPERVALU, INC.+.....................................       2,041,852
       939 Sylvan Learning Systems, Inc.*.......................          18,662
     1,148 Tootsie Roll Industries Inc..........................          39,247
     5,712 Tyson Foods Inc., Class A Shares.....................          91,749
     1,628 U.S. Foodservice*....................................          33,882
    54,779 UST Inc.+............................................       1,735,809
     1,239 The Valspar Corp.....................................          44,991
   140,184 VF Corp..............................................       5,046,624
     2,291 The Warnaco Group, Inc...............................          50,402
       678 Weis Markets, Inc....................................          24,026
     4,165 Whitman Corp.........................................          69,503
     1,405 Wm. Wrigley Jr. Co...................................         110,029
--------------------------------------------------------------------------------
                                                                     117,755,163
--------------------------------------------------------------------------------
 Consumer Services -- 3.9%
       942 ACNielsen Corp.*.....................................          23,550
     2,289 Allied Waste Industries, Inc.*.......................          29,184
     2,729 American Tower Corp., Class A Shares*................          62,084
     6,413 AMFM Inc.*...........................................         315,840
     1,549 Armstrong World Industries, Inc......................          75,223
     2,948 Brinker International Inc.*..........................          70,752
     4,173 Brunswick Corp.......................................         106,672
   232,081 CBS Corp.*+..........................................      10,907,807
   314,895 Cendant Corp.*+......................................       5,648,429
       257 Central Newspapers, Inc., Class A Shares.............          10,874

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


                       See Notes to Financial Statements.

  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Consumer Services -- 3.9% (continued)
     2,348 Circuit City Stores-Circuit City Group...............  $      100,964
    74,000 Comcast Corp., Class A Shares........................       2,414,250
   105,980 Darden Restaurants Inc...............................       1,655,937
     1,143 E.W. Scripps Co., Class A Shares.....................          54,864
       526 Hearst-Argyle Television, Inc.*......................          13,314
   300,549 Host Marriott Corp...................................       2,780,078
       666 Houghton Mifflin Co..................................          31,801
     4,273 International Game Technology........................          74,777
     2,609 King World Productions, Inc.*........................          99,468
    80,505 Knight-Ridder, Inc.+.................................       4,342,238
        99 Lamar Advertising Co.*...............................           4,133
     3,269 Manpower Inc.........................................          88,263
       818 McClatchy Newspapers, Inc., Class A Shares...........          28,272
    31,256 McDonald's Corp......................................       1,293,217
    88,013 The McGraw-Hill Cos., Inc............................       4,549,171
       913 Meredith Corp........................................          31,669
   135,126 The New York Times Co., Class A Shares...............       5,278,359
   276,300 News Corp Ltd. ADR+..................................       7,304,681
       852 Nielson Media Research, Inc.*........................          31,257
       364 Outback Steakhouse, Inc.*............................          10,783
    30,458 Premier Parks Inc.*+.................................         997,499
     4,281 R.R. Donnelley & Sons Co.............................         134,316
     2,203 The Reader's Digest Association Inc..................          68,843
   111,156 Republic Services, Inc.*.............................       1,208,821
     2,545 Safety-Kleen Corp.*..................................          32,448
    77,568 The ServiceMaster Co.................................       1,279,872
       554 SFX Entertainment, Inc.*.............................          22,797
       146 StarMedia Network, Inc.*.............................           5,648
       366 Time Warner Telecom Inc.*............................           9,882
       517 Times Mirror Co., Class A Shares.....................          29,856
     4,155 Tribune Co...........................................         387,713
   142,250 Tricon Global Restaurants, Inc.*.....................       5,778,906
     1,957 USA Networks, Inc.*..................................          87,820
   131,979 Viacom Inc., Class B Shares*.........................       5,551,366
   468,381 The Walt Disney Co...................................      12,997,572
       169 Washington Post Co., Class B Shares..................          91,091
     4,889 Wendy's International, Inc...........................         136,892
--------------------------------------------------------------------------------
                                                                      76,259,253
--------------------------------------------------------------------------------
 Energy -- 10.9%
     3,499 Amerada Hess Corp. ..................................         217,156
    53,693 Anadarko Petroleum Corp..............................       1,825,562
     2,709 Apache Corp..........................................         123,259
     3,312 Ashland Inc..........................................         127,719
   114,501 Atlantic Richfield Co................................      10,068,931
    12,276 Baker Hughes Inc.....................................         417,384
     2,664 BJ Services Co.*.....................................          91,242
     7,968 Burlington Resources Inc.............................         333,162
    25,331 Calpine Corp.*.......................................       2,295,621
   262,817 Chevron Corp.........................................      24,244,868
   648,835 Conoco Inc...........................................      17,437,441
    13,445 Conoco Inc., Class A Shares+.........................         359,653
     4,338 Consolidated Natural Gas Co..........................         276,276
       662 Devon Energy Corp....................................          25,569
     2,126 Diamond Offshore Drilling, Inc.......................          81,319
     1,310 Dynegy, Inc..........................................          30,785
   105,075 El Paso Energy Corp.+................................       3,841,804

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Energy -- 10.9% (continued)
    19,900 Elf Aquitaine Sponsored ADR..........................  $    1,752,443
     3,154 Enron Oil & Gas Co...................................          75,301
     4,491 ENSCO International, Inc.............................          95,714
   668,863 Exxon Corp...........................................      52,756,569
     6,175 Global Marine Inc.*..................................         109,606
     9,496 Halliburton Co.......................................         440,377
     2,828 K N Energy, Inc......................................          57,620
     3,911 Kerr McGee Corp......................................         219,016
    27,772 MidAmerican Energy Holdings Co.......................         794,973
   416,072 Mobil Corp...........................................      42,595,371
     1,941 Murphy Oil Corp......................................          98,505
     2,732 Nabors Industries, Inc.*.............................          73,764
     1,667 National Fuel Gas Co.................................          78,453
     2,118 Noble Affiliates, Inc................................          65,658
     3,391 Noble Drilling Corp.*................................          83,503
       582 NOVA Corp.*..........................................          15,132
    15,630 Occidental Petroleum Corp............................         338,975
     7,549 Ocean Energy Inc.*...................................          76,433
    17,141 PG&E Corp............................................         519,586
     9,386 Phillips Petroleum Co................................         478,686
     3,770 Questar Corp.........................................          71,158
     4,287 R&B Falcon Corp.*....................................          55,195
     3,219 Rowan Cos. Inc.*.....................................          59,953
     7,669 Santa Fe Snyder Corp.*...............................          74,772
    45,200 Schlumberger Ltd.....................................       3,017,100
     1,410 Smith International, Inc.*...........................          65,829
    45,806 Sunoco Inc.+.........................................       1,491,557
    79,542 Tenneco Inc..........................................       1,600,782
   228,951 Texaco Inc...........................................      14,538,388
    45,000 Tidewater, Inc.......................................       1,462,500
   244,881 Tosco Corp...........................................       6,244,465
    52,500 Transocean Offshore, Inc.............................       1,785,000
    84,238 Ultramar Diamond Shamrock Corp.......................       2,200,717
    11,290 Union Pacific Resources Group Inc. ..................         202,514
   146,931 Unocal Corp..........................................       6,152,735
   281,203 USX-Marathon Group, Inc..............................       8,752,443
     3,790 Weatherford International, Inc.*.....................         135,018
    85,793 The Williams Cos., Inc...............................       3,538,961
--------------------------------------------------------------------------------
                                                                     213,972,523
--------------------------------------------------------------------------------
 Financial Services -- 25.9%
     3,985 20th Century Industries..............................          74,718
     9,883 AFLAC INC............................................         444,117
   127,395 AG Edwards, Inc......................................       3,200,799
     7,938 Allegheny Teledyne Inc...............................         148,341
    62,050 Allmerica Financial Corp.............................       3,505,825
   343,501 Allstate Corp........................................      11,271,126
    54,720 Ambac Financial Group, Inc...........................       2,889,900
     8,449 American Express Co..................................       1,161,737
     1,750 American Financial Group, Inc........................          51,625
   160,986 American General Corp................................      11,430,006
   467,491 American International Group, Inc....................      43,330,572
       443 American National Insurance Co.......................          31,010
     7,912 AmSouth Bancorp......................................         173,075
    62,626 Aon Corp.............................................       2,090,142

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Financial Services -- 25.9% (continued)
     2,837 Associated Banc-Corp.................................  $      100,004
    52,385 Associated First Capital Corp........................       1,797,460
     2,485 Astoria Financial Corp...............................          81,694
   140,973 Bank of New York+....................................       5,039,784
   446,524 Bank One Corp........................................      17,916,775
   828,734 BankAmerica Corp.....................................      50,138,407
   417,226 BankBoston Corp......................................      19,374,932
    13,938 BB&T Corp............................................         466,923
    83,150 Bear Stearns Cos. Inc................................       3,461,118
    26,735 CCB Financial Corp...................................       1,263,228
     1,330 Centura Banks, Inc...................................          61,595
     7,461 Charter One Financial, Inc...........................         174,634
   536,737 Chase Manhattan Corp.................................      44,918,177
    64,269 Chubb Corp...........................................       3,675,383
     7,014 Cincinnati Financial Corp............................         277,929
     1,696 The CIT Group, Inc...................................          40,386
   151,234 Citigroup, Inc.......................................       6,720,460
    26,702 City National Corp...................................         886,172
       739 CNA Financial Corp.*.................................          26,881
     1,326 CNB Bancshares, Inc..................................          75,747
     4,388 Colonial Bancgroup Inc...............................          54,301
    72,191 Comerica, Inc. ......................................       3,758,443
    35,800 Commerce Bancshares Inc..............................       1,322,362
     2,691 Commercial Federal Corp..............................          62,565
    81,672 Compass Bancshares, Inc..............................       2,169,412
   181,765 Conseco, Inc.........................................       4,362,360
    90,362 Countrywide Credit Industries, Inc...................       2,902,879
     2,367 Cullen Frost Bankers Inc.............................          61,837
    55,009 Dime Bancorp, Inc....................................       1,010,790
       697 DLJdirect*...........................................          11,892
    66,846 Donaldson, Lufkin & Jenrette, Inc....................       3,196,074
   118,092 Equitable Cos., Inc..................................       7,292,181
     2,991 Erie Indemnity Co....................................          80,757
   124,995 Everest Reinsurance Holdings, Inc....................       3,468,611
    46,735 Federal Home Loan Mortgage Corp......................       2,406,852
   443,082 Federal National Mortgage Association................      27,526,469
     2,241 Fifth Third Bancorp..................................         148,466
       839 Financial Security Assurance Holdings, Ltd...........          42,002
    17,570 The FINOVA Group Inc.................................         667,660
     5,231 First American Corp..................................         209,893
     8,906 First Security Corp..................................         193,148
     5,465 First Tennessee National Corp........................         174,880
   291,061 First Union Corp.....................................      12,079,031
     2,164 First Virginia Banks, Inc............................          95,757
     4,995 Firstar Corp.........................................         133,928
     3,735 FirstMerit Corp......................................          98,160
   296,829 Fleet Financial Group Inc.+..........................      11,817,504
     2,567 Franchise Financial Corp.............................          55,671
     3,349 Franklin Resources Inc...............................         120,354
     2,611 Fremont General Corp.................................          25,946
     3,088 Fulton Financial Corp................................          59,251
     3,211 Golden State Bancorp, Inc.*..........................          64,420
    34,792 Golden West Financial Corp.+.........................       3,159,548
    60,894 Goldman Sachs Group, Inc.............................       3,642,222
   143,974 Greenpoint Financial Corp............................       3,725,327
     3,370 H&R Block, Inc.......................................         187,456

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


                       See Notes to Financial Statements.

  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Financial Services -- 25.9% (continued)
   137,062 Hartford Financial Services, Inc.....................  $    6,227,754
    26,060 Hartford Life, Inc., Class A Shares..................       1,131,981
    52,777 Heller Financial Inc.................................       1,207,273
     7,161 Hibernia Corp., Class A Shares.......................          92,645
    19,100 Household International, Inc.........................         721,025
     9,169 Huntington Bancshares................................         274,496
    44,450 J.P. Morgan & Co. Inc................................       5,742,384
     4,775 Jefferson Pilot......................................         318,731
    20,097 KeyCorp..............................................         582,813
     2,204 Keystone Financial Inc...............................          58,543
     2,510 Legg Mason Inc.......................................          95,850
    45,657 Lehman Brothers Holdings Inc.........................       2,454,063
    32,850 Liberty Financial Cos., Inc..........................         845,887
   176,942 Lincoln National Corp................................       8,294,156
    41,325 Loews Corp...........................................       3,244,012
       346 M&T Bank Corp........................................         160,544
   120,777 Marsh & McLennan Cos, Inc............................       8,794,075
     4,178 Marshall & Ilsley Corp...............................         244,674
     4,508 MBIA Inc.............................................         233,852
   187,538 Mellon Bank Corp.....................................       6,259,080
     7,108 Mercantile Bancorp Inc...............................         392,272
     3,103 Mercantile Bankshares Corp...........................         101,623
     1,262 Mercury General Corp.................................          38,175
   147,389 Merrill Lynch & Co. Inc. ............................      10,998,904
     4,882 MGIC Investment Corp.................................         212,061
   292,972 Morgan Stanley Dean Witter & Co......................      25,140,659
   329,840 National City Corp...................................       9,111,830
       215 National Commerce Bancorporation.....................           4,555
    21,027 Nationwide Financial Services, Inc...................         767,485
    54,593 North Fork Bancorporation, Inc.......................         989,498
    43,395 Northern Trust Corp..................................       3,680,438
    57,135 Old Kent Financial Corp..............................       2,256,832
     2,062 Old National Bancorp.................................          61,860
     5,895 Old Republic International Corp......................          91,372
     3,578 Pacific Century Financial Corp.......................          66,416
    82,497 PaineWebber Group, Inc...............................       3,238,007
     1,166 Peoples Bank Bridgeport..............................          30,607
     4,695 Peoples Heritage Financial Group, Inc................          78,934
     1,418 The PMI Group Inc....................................          60,265
    13,548 PNC Bank Corp........................................         708,729
   155,261 Popular, Inc.........................................       4,279,381
     1,836 The Progressive Corp.................................         187,272
     2,327 Protective Life Corp.................................          69,228
    25,800 Provident Financial Group Inc........................       1,080,375
    10,098 Regions Financial Corp...............................         356,585
       645 Reinsurance Group of America, Inc....................          20,640
     3,724 Reliastar Financial Corp.............................         167,812
     3,298 Republic of New York Corp............................         228,798
     3,511 Roslyn Bancorp Inc...................................          59,687
     6,086 SAFECO Corp..........................................         216,813
    97,374 SouthTrust Corp......................................       3,438,519
     8,311 Sovereign Bancorp., Inc..............................          83,369
   104,825 St. Paul Cos.........................................       3,360,951
     4,022 State Street Corp....................................         240,817
     7,725 Summit Bancorp.......................................         257,821
   103,778 Suntrust Banks Inc...................................       6,674,222

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                         SECURITY                            VALUE

-------------------------------------------------------------------------------
 Financial Services -- 25.9% (continued)
     5,033 Synovus Financial Corp..............................  $       94,997
     3,740 TCF Financial Corp..................................         105,655
     6,058 Torchmark Corp......................................         172,653
       766 Transatlantic Holdings, Inc.........................          55,247
     2,829 Travelers Property Casualty Corp....................         100,429
    47,873 Trustmark Corp......................................       1,104,071
   280,704 U.S. Bancorp+.......................................       8,666,736
     6,355 Union Planters Corp.................................         268,101
    83,976 Unionbancal Corp....................................       3,222,579
     2,175 Unitrin Inc.........................................          78,164
     2,807 Valley National Bancorp.............................          72,982
    63,478 Wachovia Corp.......................................       4,975,088
   191,515 Washington Mutual, Inc..............................       6,080,601
   609,213 Wells Fargo Co.+....................................      24,254,292
        50 Wesco Financial Corp................................          14,500
     1,654 Westamerica Bancorporation..........................          52,824
     1,445 Wilmington Trust Corp...............................          72,250
     1,741 Zions Bancorp.......................................          86,614
-------------------------------------------------------------------------------
                                                                    507,903,524
-------------------------------------------------------------------------------
 Health Care -- 4.8%
   260,878 Abbott Laboratories+................................      11,315,583
    91,610 AETNA, Inc.+........................................       7,122,677
     1,512 Alberto Culver Co., Class B Shares..................          38,461
   121,813 American Home Products Corp.........................       5,055,239
    22,869 Avalonbay Communities, Inc..........................         806,132
    36,026 Bausch & Lomb Inc.+.................................       2,379,967
    88,345 Baxter International Inc............................       5,937,632
     3,505 Becton, Dickinson & Co..............................          98,578
    72,150 Bergen Brunswig Corp., Class A Shares...............       1,113,815
    76,849 Bristol-Myers Squibb Co.............................       5,408,248
    32,333 C.R. Bard, Inc......................................       1,507,526
    38,595 Cardinal Health, Inc................................       2,460,431
   148,398 CIGNA Corp..........................................      13,327,995
   321,303 Columbia/HCA Healthcare Corp.+......................       7,912,086
     1,708 DENTSPLY International Inc..........................          42,379
     4,422 Foundation Health Systems Inc., Class A Shares*.....          56,380
    42,492 Genzyme Corp. - General Division*...................       2,398,142
     7,160 Genzyme Surgical Products*..........................          46,540
     2,852 HCR Manor Care, Inc.*...............................          55,792
     1,214 Health Managment Associates, Inc.*..................           9,712
    16,401 HEALTHSOUTH Corp.*..................................         134,283
     2,208 Hillenbrand Industries, Inc.........................          62,928
     7,139 Humana, Inc.*.......................................          64,697
       298 ICN Pharmaceutical, Inc.............................           6,183
     7,449 Johnson & Johnson...................................         761,660
       915 Lincare Holdings Inc.*..............................          24,133
     3,179 Mallinckrodt Inc....................................         101,926
    60,645 McKesson HBOC, Inc.+................................       1,887,575
     7,286 Merck & Co., Inc....................................         489,528
       966 Mylan Laboratories Inc..............................          19,138
     2,362 Omnicare, Inc.......................................          22,734
    39,412 PacifiCare Health Systems, Inc.*....................       2,364,720
   168,429 Pharmacia & Upjohn Inc..............................       8,800,415
    12,247 Service Corp........................................         169,161
       183 Shared Medical Systems Corp.........................          10,282

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                         SECURITY                            VALUE

-------------------------------------------------------------------------------
 Health Care -- 4.8% (continued)
     4,548 Sigma Aldrich Corp..................................  $      146,673
     2,676 St. Jude Medical, Inc.*.............................          97,005
     3,058 Stewart Enterprises, Inc............................          16,532
   231,912 Tenet Healthcare Corp.*.............................       4,043,965
     1,827 Trigon Healthcare, Inc.*............................          66,342
     6,368 United HealthCare Corp..............................         387,254
       762 Universal Health Services Inc., Class B Shares*.....          25,431
     9,315 UnumProvident Corp..................................         335,931
    40,195 Warner-Lambert Co...................................       2,662,918
       290 Watson Pharmaceuticals, Inc.*.......................          10,403
    53,525 Wellpoint Health Networks Inc.*.....................       3,900,634
-------------------------------------------------------------------------------
                                                                     93,705,766
-------------------------------------------------------------------------------
 Multi-Industry -- 0.7%
    90,614 AlliedSignal Inc.+..................................       5,550,107
     2,072 Bemis, Inc..........................................          78,606
     9,525 Dover Corp..........................................         368,498
    24,191 FMC Corp.*..........................................       1,409,125
     1,828 Illinois Tool Works Inc.............................         142,469
     5,583 Pall Corp...........................................         110,962
    19,844 Pentair, Inc........................................         902,902
     4,599 Sonoco Products Co..................................         109,226
    62,001 Textron, Inc........................................       5,006,580
     2,555 Thomas & Betts Corp.................................         114,975
-------------------------------------------------------------------------------
                                                                     13,793,450
-------------------------------------------------------------------------------
 Raw Materials -- 3.6%
     9,551 Air Products and Chemicals, Inc.....................         324,734
    91,685 AK Steel Holding Corp...............................       1,925,385
   176,244 Alcoa, Inc..........................................      11,378,753
     2,332 Bowater, Inc........................................         125,053
    30,634 Cabot Corp..........................................         706,496
     4,332 Champion International Corp.........................         238,260
     2,539 Consolidated Papers, Inc............................          67,600
   146,027 Dow Chemical Corp.+.................................      16,592,317
   219,607 E.I. du Pont de Nemours & Co.+......................      13,931,315
     3,476 Eastman Chemical Co.................................         161,416
    44,270 Engelhard Corp......................................         882,633
     2,334 Great Lakes Chemical Corp...........................          96,131
    49,726 Hercules Inc........................................       1,619,202
    10,433 Homestake Mining Co.................................          88,680
   175,006 IMC Global Inc......................................       2,789,158
    22,499 Lubrizol Corp.......................................         570,912
     3,187 Lyondell Petrochemical Co...........................          46,410
     4,602 Mead Corp...........................................         171,712
     3,463 Millennium Chemicals Inc............................          79,649
     2,839 Nalco Chemical Co...................................         145,853
     7,528 Newmont Mining Corp.................................         153,853
    53,869 Nucor Corp..........................................       2,508,275
     2,602 Phelps Dodge Corp...................................         145,549
     7,102 Praxair, Inc........................................         333,794
     2,697 Reynolds Metals Co..................................         170,753
    74,370 Rohm & Haas Co......................................       2,779,578
     5,168 Smurfit-Stone Container Corp.*......................         109,497
   105,023 Solutia, Inc........................................       2,100,460
     1,671 Southdown, Inc......................................          84,385

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Raw Materials -- 3.6% (continued)
     1,157 The St. Joe Paper Co.................................  $       27,044
    36,701 Union Carbide Corp...................................       2,087,369
    76,915 USX-U.S. Steel Group, Inc.+..........................       2,076,705
   127,847 Vulcan Materials Co.+................................       5,449,478
     3,869 Westvaco Corp........................................         101,319
--------------------------------------------------------------------------------
                                                                      70,069,728
--------------------------------------------------------------------------------
 Retail -- 2.6%
         7 Abercrombie & Fitch Co., Class A Shares*.............             258
   160,438 Albertson's, Inc.....................................       7,690,996
     4,733 AutoZone, Inc.*......................................         112,704
     1,274 Barnes & Noble, Inc.*................................          30,177
     2,661 BJ's Wholesale Club, Inc.*...........................          75,173
       278 Claire's Stores, Inc.................................           5,229
     2,763 Consolidated Stores Corp.*...........................          44,553
    92,455 Costco Wholesale Cos.*+..............................       6,911,011
    88,465 Dayton Hudson Corp...................................       5,130,970
     4,640 Dillard's, Inc., Class A Shares......................         109,040
        95 eToys Inc.*..........................................           4,132
   301,157 Federated Department Stores, Inc.*+..................      13,853,222
    15,928 Food Lion Inc., Class B Shares.......................         128,419
    10,419 J.C. Penney Co.......................................         377,688
   135,182 Kmart Corp.*+........................................       1,698,223
    71,000 Kroger Co.*..........................................       1,641,875
    81,425 The Limited, Inc.....................................       3,083,971
     1,328 Longs Drug Stores Corp...............................          41,749
    14,987 May Department Stores Co.............................         585,429
       400 Neiman Marcus Group, Inc.*...........................           8,900
    29,007 Nordstrom, Inc.......................................         821,260
     4,885 Parker-Hannifin Corp.................................         213,718
     2,185 Polo Ralph Lauren Corp.*.............................          42,334
    11,576 Rite Aid Corp........................................         214,156
     1,055 Ross Stores, Inc.....................................          43,914
     4,366 Saks Inc.*...........................................          73,403
    15,441 Sears, Roebuck & Co..................................         579,037
     2,391 SYSCO Corp...........................................          78,006
    53,400 Tandy Corp...........................................       2,523,150
       312 Ticketmaster Online-CitySearch, Inc.*................           7,995
       160 Tiffany & Co.........................................           8,460
       998 Too Inc.*............................................          17,529
   241,442 Toys "R" Us, Inc.*...................................       3,334,917
   207,157 Venator Group Inc.*..................................       1,475,993
     4,071 Winn-Dixie Stores, Inc...............................         138,414
     1,313 Zale Corp.*..........................................          45,544
--------------------------------------------------------------------------------
                                                                      51,151,549
--------------------------------------------------------------------------------
 Shelter -- 3.2%
   210,875 Abitibi-Consolidated Inc.............................       2,599,140
    33,377 Amb Property LP......................................         717,605
     2,763 Apartment Investment & Management Co.................         113,283
     3,988 Archstone Communities Trust..........................          85,243
     2,459 Arden Realty, Inc....................................          57,325
    62,338 Boise Cascade Corp...................................       2,267,544
     1,319 Carlisle Cos. Inc....................................          52,760
     3,200 CarrAmerica Realty Corp..............................          73,600
     2,009 Catellus Development Corp.*..........................          27,498

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                         SECURITY                           VALUE

------------------------------------------------------------------------------
 Shelter -- 3.2% (continued)
   173,157 Centex Corp........................................  $    4,870,040
     4,470 Clayton Homes, Inc.................................          42,465
     3,805 Cornerstone Properties Inc.........................          60,642
    40,810 Crescent Real Estate Equities Co...................         846,807
     5,244 Duke Weeks Realty Corp.............................         117,662
    75,533 Equity Office Properties Trust.....................       1,930,812
    35,276 Equity Residential Properties Trust................       1,552,144
     2,655 Felcor Lodging Trust, Inc..........................          47,624
     2,284 General Growth Properties, Inc.....................          75,943
   215,313 Georgia-Pacific Corp.+.............................       8,908,575
     3,931 Georgia-Pacific Corp. (Timber Group)...............          94,589
     2,762 Highwoods Properties Inc...........................          68,532
   189,782 HRPT Properties Trust..............................       2,633,225
    70,416 International Paper Co.............................       3,313,953
         1 Interstate Hotels Corp.*...........................               3
    41,490 Johns Manville Corp................................         596,418
     2,033 Kimco Realty Corp..................................          75,729
    32,932 Liberty Property Trust.............................         806,834
   154,835 Louisiana Pacific Corp.............................       2,864,447
     2,618 Mack-Cali Realty Corp..............................          74,285
     3,192 Mandalay Resort Group*.............................          65,436
     5,028 Marriott International Co..........................         172,209
   362,332 Masco Corp.........................................      10,258,524
       652 Metro-Goldwyn-Mayer Inc.*..........................          13,040
       846 MGM Grand, Inc.*...................................          41,559
     8,276 Mirage Resorts Inc.*...............................         108,105
     3,967 New Plan Excel Realty Trust........................          75,125
     2,253 Owens Corning......................................          63,365
     1,649 Post Properties Inc................................          67,402
     5,238 Prison Realty Trust, Inc...........................          68,421
     3,104 Promus Hotel Corp.*................................          90,210
     3,882 Public Storage Inc.................................         100,932
     3,221 The Rouse Co.......................................          73,277
     6,478 Sherwin-Williams Co................................         157,901
    25,536 Simon Property Group, Inc. ........................         651,168
       520 Sodexho Marriott Services, Inc.*...................           7,345
     2,679 Spieker Properties, Inc. ..........................         102,471
   265,100 Starwood Hotels & Resorts Worldwide, Inc...........       6,312,693
    27,658 Temple-Inland Inc..................................       1,714,796
   164,263 U.S. Industries, Inc...............................       2,648,740
    23,838 Vornado Realty Trust...............................         813,471
    81,953 Weyerhaeuser Co.+..................................       4,609,856
     4,585 Willamette Industries, Inc.........................         181,680
------------------------------------------------------------------------------
                                                                    63,372,453
------------------------------------------------------------------------------
 Technology -- 8.0%
     5,734 3Com Corp.*........................................         142,274
     4,024 A.H. Belo Corp.....................................          76,204
   101,271 Adaptec, Inc.*.....................................       3,949,569
     6,228 Advanced Micro Devices, Inc.*......................         128,841
       200 Affiliated Computer Services, Inc., Class A
            Shares*...........................................           8,550
   193,574 Apple Computer, Inc.*+.............................      12,630,703
     4,331 Arrow Electronics, Inc.*...........................          86,078
     1,283 Associated Group Inc.*.............................          72,008
     2,280 Atmel Corp.*.......................................          89,632
     1,417 Autodesk, Inc......................................          32,591
       983 AVX Corp. .........................................          29,428

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Technology -- 8.0% (continued)
       150 BHC Communications, Inc..............................  $       19,725
    71,100 BMC Software, Inc.*+.................................       3,826,068
   145,223 Cabletron Systems, Inc.*.............................       2,441,561
     5,205 Cadence Design Systems, Inc.*........................          70,918
    51,697 Centurytel, Inc......................................       2,032,338
    72,447 Chiron Corp.*........................................       2,327,359
     1,956 Clear Channel Communications, Inc.*..................         137,042
     4,435 Comdisco, Inc........................................          93,412
    32,853 Compaq Computer Corp.................................         761,778
   121,000 Computer Associates International, Inc.+.............       6,836,500
       823 Computer Sciences Corp.*.............................          56,941
    27,080 Cordant Technologies, Inc............................       1,120,435
       372 Covad Communications Group, Inc.*....................          17,158
     3,917 Cox Communications, Inc.*............................         145,663
     2,692 Crown Castle International Corp.*....................          40,716
       634 EchoStar Communications Corp.*.......................          53,018
       232 Galileo International Inc............................          11,252
   151,382 General Dynamics Corp................................       9,537,066
     1,123 General Instrument Corp.*............................          55,237
     2,527 General Motors Corp., Class H Shares*................         130,140
     3,550 Harris Corp..........................................          93,187
   135,359 Hewlett-Packard Co...................................      14,263,454
     2,320 Hubbell, Inc., Class B Shares........................          90,045
     1,405 Ingram Micro Inc.*...................................          35,476
   246,727 International Business Machines Corp.................      30,732,931
       191 Intuit Inc.*.........................................          17,106
   111,319 IVAX Corp.*..........................................       1,836,763
       580 J.D. Edwards & Co.*..................................          10,657
     1,469 KLA-Tencor Corp.*....................................          92,271
    46,567 Litton Industries, Inc.*.............................       2,980,288
    15,299 Lockheed Martin Corp.................................         566,063
     3,178 LSI Logic Corp.*.....................................         180,351
        50 Marimba, Inc.*.......................................           1,371
     7,976 Micron Technology Inc.*..............................         594,710
    71,207 Motorola, Inc........................................       6,568,845
     7,555 National Semiconductor Corp.*........................         212,956
    35,421 NCR Corp.*+..........................................       1,549,668
     2,818 Networks Associates Inc.*............................          47,553
   116,600 Nortel Networks Corp.+...............................       4,787,887
        53 NorthPoint Communications Group, Inc.*...............           1,401
       111 Novellus Systems, Inc.*..............................           5,987
       977 Panamsat Corp.*......................................          36,087
    11,781 Park Place Entertainment Corp.*......................         133,272
        43 Portal Software, Inc.*...............................           2,023
     6,442 Quantum Corp. - DLT & Storage Systems*...............         117,969
     3,071 Quantum Corp. - Hard Disk Drive*.....................          21,880
    15,108 Raytheon Co..........................................       1,029,232
     1,321 Safeguard Scientifics, Inc...........................          88,837
     1,487 SCI Systems, Inc.*...................................          74,071
       355 Scientific-Atlanta, Inc..............................          18,193
       300 SDL, Inc.*...........................................          24,562
    33,446 Seagate Technology, Inc.*............................       1,109,989
     8,503 Silicon Graphics, Inc.*..............................          97,253
    91,000 Sterling Commerce, Inc.*.............................       1,740,375
    52,880 Sterling Software, Inc.*.............................       1,064,210
     4,222 Storage Technology Corp.*............................          88,662

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                         SECURITY                           VALUE

------------------------------------------------------------------------------
 Technology -- 8.0% (continued)
    59,800 Sun Microsystems, Inc..............................  $    4,754,100
       339 SunGard Data Systems Inc.*.........................           8,475
    50,353 Symantec Corp.*....................................       1,510,590
    25,217 Synopsys, Inc.*....................................       1,410,575
       489 Teradyne, Inc.*....................................          33,282
     6,291 Thermo Electron Corp.*.............................          99,869
       471 Thermo Instruments Systems Inc.*...................           5,239
    62,160 True North Communications Inc......................       2,047,395
    75,000 Unisys Corp.*......................................       3,225,000
   237,184 United Technologies Corp...........................      15,683,792
       300 Valhi Inc..........................................           3,393
    53,280 Vishay Intertechnology Inc.*.......................       1,142,190
    61,000 Vitesse Semiconductor Corp.*.......................       4,148,000
       958 WinStar Communications, Inc.*......................          48,678
    99,045 Xerox Corp.........................................       4,729,398
------------------------------------------------------------------------------
                                                                   156,125,766
------------------------------------------------------------------------------
 Transportation -- 1.7%
     6,973 AMR Corp.*.........................................         408,792
    21,116 Burlington Northern Santa Fe Corp..................         612,364
   129,764 CNF Transportation, Inc............................       5,052,685
     1,201 COMAIR Holdings, Inc...............................          25,371
     1,963 Continental Airlines, Inc., Class B Shares*........          80,114
     9,786 CSX Corp...........................................         427,525
    81,018 Delta Air Lines Inc................................       4,116,727
    83,347 FDX Corp.*.........................................       3,537,038
     2,235 GATX Corp..........................................          74,593
       403 Hertz Corp., Class A Shares........................          16,245
   126,000 Kansas City Southern Industries, Inc...............       5,835,375
    17,035 Norfolk Southern Corp..............................         446,104
     1,189 Northwest Airlines Corp.*..........................          35,075
    30,000 Ogden Corp.........................................         682,500
     3,169 Ryder System Inc...................................          69,916
   254,089 Southwest Airlines Co..............................       4,240,110
    29,499 TRW Inc............................................       1,607,695
     1,186 UAL Corp.*.........................................          76,867
   104,793 Union Pacific Corp.+...............................       5,102,109
     4,051 USAIR Group, Inc...................................         124,821
------------------------------------------------------------------------------
                                                                    32,572,026
------------------------------------------------------------------------------
 Utilities -- 17.8%
     5,469 Allegheny Energy, Inc..............................         184,578
     3,455 Alliant Energy Corp................................          99,979
    30,456 Alltel Corp........................................       2,059,587
     6,126 Ameren Corp........................................         245,422
     8,696 American Electric Power, Inc.......................         315,773
     4,217 American Power Conversion Corp.*...................          74,061
 1,097,937 AT&T Corp..........................................      49,407,165
    39,313 AT&T Corp. - Liberty Media Group, Class A
            Shares*+..........................................       1,258,016
     3,699 American Water Works Inc...........................         107,733
   486,830 Ameritech Corp.....................................      30,731,143
    86,202 BCE Inc............................................       4,029,943
     2,007 BEC Energy.........................................          88,508
   457,996 Bell Atlantic Corp.+...............................      28,052,255
   709,296 BellSouth Corp.....................................      32,095,644
    74,990 Cable & Wireless PLC Sponsored ADR.................       2,596,528
     1,553 Cablevision Systems Corp., Class A Shares*.........         108,710

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Large Capitalization Value Equity Investments


  SHARES                          SECURITY                            VALUE

--------------------------------------------------------------------------------
 Utilities -- 17.8% (continued)
     7,136 Carolina Power & Light Co............................  $      259,572
     9,583 Central & Southwest Corp.............................         216,815
       437 Century Communications Corp., Class A Shares*........          20,375
     6,758 Cinergy Corp.........................................         205,274
    11,617 Citizens Utilities Co., Class B Shares*..............         127,787
    92,628 CMS Energy Corp......................................       3,664,595
   157,217 Coastal Corp.........................................       6,809,461
     3,707 Columbia Gas System Inc..............................         218,944
    76,369 COMSAT Corp..........................................       2,653,822
     4,256 Conectiv Inc.........................................          91,238
   177,671 Consolidated Edison, Inc.+...........................       7,817,524
    93,059 Constellation Energy Group...........................       2,756,872
   117,150 Dominion Resources Inc.+.............................       5,418,187
     7,265 DPL, Inc.............................................         137,580
     3,439 DQE, Inc.............................................         133,046
   143,465 DTE Energy Co.+......................................       5,657,900
   114,999 Duke Energy Corp.....................................       6,612,442
   267,596 Edison International.................................       6,790,248
   216,856 Energy East Corp. ...................................       5,421,400
   164,884 Enron Corp...........................................       6,904,517
    95,396 Entergy Corp.........................................       2,843,993
    80,525 FirstEnergy Corp.....................................       2,299,995
     4,102 Florida Progress Corp................................         192,281
   144,381 FPL Group, Inc.......................................       7,796,574
    90,419 GPU, Inc.............................................       3,085,548
   332,798 GTE Corp.............................................      22,838,262
   100,535 Illinova Corp........................................       3,204,553
     3,547 Ipalco Enterprises Inc...............................          74,265
     2,773 Kansas City Power & Light Co.........................          66,725
     6,370 Keyspan Corp.........................................         187,915
   111,611 LG&E Energy Corp.....................................       2,567,053
   221,910 MCI WorldCom, Inc.*..................................      16,809,682
     3,846 MCN Energy Group, Inc................................          68,747
    73,175 MediaOne Group, Inc.*................................       4,811,256
     3,322 Minnesota Power Inc..................................          59,173
    93,368 The Montana Power Co.................................       2,888,572
    18,564 New Century Energies, Inc............................         670,624
     2,654 New England Electric System..........................         138,505
     2,402 Nextlink Communications, Inc.*.......................         121,000
     8,393 Niagara Mohawk Holdings Inc.*........................         126,944
     2,050 NICOR, Inc...........................................          79,309
     5,576 NiSource, Inc........................................         132,430
     6,122 Northeast Utilities*.................................         107,517
     6,914 Northern States Power Co.............................         162,911
     3,460 OGE Energy Corp......................................          81,310
   238,542 PacifiCorp...........................................       4,875,202
     8,685 Peco Energy Co.......................................         352,828
     7,094 Pennsylvania Power & Light, Inc......................         198,632
     1,640 Peoples Energy Corp..................................          59,757
     3,756 Pinnacle West Capital Corp...........................         142,728
     5,319 Potomac Electric Power Co............................         140,953
    49,784 Public Services Enterprise Group, Inc.+..............       2,041,144
     3,852 Puget Sound Energy, Inc..............................          91,244
    11,668 Reliant Energy, Inc..................................         323,057
       331 Rhythms NetConnections Inc.*.........................          12,660
   486,912 SBC Communications, Inc.+............................      23,371,776

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                 Large Capitalization Value Equity Investments


   SHARES                         SECURITY                           VALUE

-------------------------------------------------------------------------------
 Utilities -- 17.8% (continued)
       4,673 Scana Corp........................................  $      116,825
      10,770 Sempra Energy.....................................         240,305
      85,740 Sonat Inc.........................................       3,097,357
     162,538 Southern Co.+.....................................       4,398,684
     117,549 Sprint Corp. (FON Group)..........................       5,216,236
       8,710 Sprint Corp. (PCS Group)..........................         520,422
       5,899 Teco Energy Inc...................................         123,879
      50,800 Telefonos de Mexico SA ADR+.......................       3,778,250
       2,351 Telephone & Data Systems, Inc.....................         163,688
     119,794 Texas Utilities Co.+..............................       4,844,169
      74,600 Time Warner, Inc..................................       4,424,712
      12,794 U.S. West Inc.....................................         668,486
       9,775 Unicom Corp.......................................         377,559
         363 United States Cellular Corp.*.....................          20,441
         629 UnitedGlobalCom Inc.*.............................          46,074
     183,543 Utilicorp United Inc.+............................       4,256,172
       2,104 VoiceStream Wireless Corp.*.......................          86,790
       2,965 Western Resources, Inc............................          70,789
       5,220 Wisconsin Energy Corp.............................         127,563
-------------------------------------------------------------------------------
                                                                    348,976,170
-------------------------------------------------------------------------------
             TOTAL STOCK (Cost -- $1,601,784,588)..............   1,920,707,755
-------------------------------------------------------------------------------
    FACE
   AMOUNT                         SECURITY                           VALUE
-------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS -- 0.0%
             U.S. Treasury Bills:
 $   200,000 4.590% due 9/23/99................................         199,441
      50,000 4.660% due 9/23/99................................          49,862
-------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost --
              $249,303)........................................         249,303
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.9%
  38,100,000 Morgan Stanley Dean Witter & Co., 5.400% due
             9/1/99; Proceeds at maturity -- $38,105,715;
             Fully collateralized by U.S. Treasury Notes &
             Bonds, 6.375% to 6.625% due 4/30/02 to 8/15/27;
             Market value -- $39,140,152) (Cost --
              $38,100,000).....................................      38,100,000
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost --
              $1,640,133,891**)................................  $1,959,057,058
-------------------------------------------------------------------------------

+ All or a portion of this security is on loan (See Note 12).
* Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]
                         Classification of Investments
                        Consumer Services         3.9%
                        Energy                   10.9%
                        Financial Services       25.9%
                        Consumer Durables         3.7%
                        Consumer Non-Durables     6.0%
                        Health Care               4.8%
                        Technology                8.0%
                        Utilities                17.8%
                        Other                    17.1%
                        Repurchase Agreement      1.9%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                        SECURITY                           VALUE

------------------------------------------------------------------------------
 COMMON STOCK -- 99.8%
------------------------------------------------------------------------------
 Advertising -- 0.4%
      4,883 Catalina Marketing Corp.*.........................  $      443,132
     85,290 Interpublic Group of Cos., Inc. ..................       3,379,616
     10,604 Lamar Advertising Co.*+...........................         442,717
     54,328 Omnicom Group Inc.+ ..............................       4,094,971
     33,815 Outdoor Systems, Inc. ............................       1,092,647
     15,712 Snyder Communications, Inc.+ .....................         320,132
      6,238 TMP Worldwide Inc.*...............................         345,429
     10,306 Young & Rubicam Inc. .............................         459,905
------------------------------------------------------------------------------
                                                                    10,578,549
------------------------------------------------------------------------------
 Basic Industry -- 2.3%
     41,670 Allied Waste Industries, Inc.*....................         531,292
        629 Carlisle Cos., Inc. ..............................          25,160
      7,164 Centex Corp. .....................................         201,487
     42,500 Freeport-McMoRan Copper & Gold, Inc., Class B
             Shares*..........................................         682,656
     15,745 General Dynamics Corp. ...........................         991,935
     22,150 Gentex Corp.*.....................................         423,619
      6,084 Panamsat Corp. ...................................         224,728
     60,423 Pioneer Hi-Bred International, Inc. ..............       2,364,050
     77,298 Pitney Bowes, Inc. ...............................       4,560,582
     25,376 Sealed Air Corp. .................................       1,490,840
      7,654 SPX Corp. ........................................         648,676
      2,669 The St. Joe Paper Co. ............................          62,388
    365,751 Tyco International Ltd. ..........................      37,055,148
      5,261 Vastar Resources, Inc.+ ..........................         350,514
    182,710 Waste Management, Inc. ...........................       3,985,362
     11,934 Westpoint Stevens Inc. ...........................         286,416
     10,596 Whittman-Hart, Inc.*..............................         278,807
------------------------------------------------------------------------------
                                                                    54,163,660
------------------------------------------------------------------------------
 Broadcasting -- 1.5%
      6,018 Adelphia Communications Corp., Class A Shares*+...         373,116
     17,014 American Tower Corp., Class A Shares*.............         387,069
     22,111 Cablevision Systems Corp., Class A Shares*+.......       1,547,770
    133,717 CBS Corp.*+.......................................       6,284,698
      6,467 Century Communications Corp., Class A Shares*.....         301,524
    143,460 Clear Channel Communications, Inc.*+..............      10,051,166
    221,816 Comcast Corp., Class A Shares*....................       7,236,747
     18,389 Cox Communications, Inc.*.........................         683,841
      2,663 Cox Radio, Inc., Class A Shares...................         141,139
     11,553 Hispanic Broadcasting Corp.*......................         863,587
    151,784 Infinity Broadcasting Corp.*+.....................       4,107,654
      5,023 Meredith Corp. ...................................         174,235
     10,629 SFX Entertainment, Inc.+ .........................         437,761
      5,847 TV Guide, Inc.*...................................         162,254
     23,003 Univision Communications, Inc.*+..................       1,696,471
      2,133 USA Networks, Inc.*...............................          95,718
------------------------------------------------------------------------------
                                                                    34,544,750
------------------------------------------------------------------------------
 Capital Goods -- 0.9%
     75,678 AlliedSignal Inc.+ ...............................       4,635,277
     21,103 American Power Conversion Corp.*+.................         370,621
     32,857 The Boeing Co. ...................................       1,488,832
     23,896 Conexant Systems, Inc.*+..........................       1,717,525
        739 Cordant Technologies, Inc. .......................          30,576

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                        SECURITY                           VALUE

------------------------------------------------------------------------------
 Capital Goods -- 0.9% (continued)
     15,053 General Motors Corp., Class H Shares*.............  $      775,229
     10,616 Howmet International Inc.*........................         189,761
     49,674 Illinois Tool Works Inc. .........................       3,871,467
      3,489 Meritor Automotive Inc. ..........................          76,104
      5,299 Smith International, Inc. ........................         247,397
      1,559 Teleflex Inc. ....................................          72,493
      4,268 Textron, Inc. ....................................         344,641
      5,319 Thermo Electron Corp.*............................          84,439
    107,784 United Technologies Corp. ........................       7,127,215
     17,377 Valassis Communications, Inc.*....................         760,244
------------------------------------------------------------------------------
                                                                    21,791,821
------------------------------------------------------------------------------
 Computer Services -- 15.1%
     16,658 Acxiom Corp.*+....................................         292,557
     18,567 Adobe Systems Inc. ...............................       1,849,737
      9,227 Affiliated Computer Services, Inc., Class A
             Shares*+.........................................         394,455
    454,729 America Online, Inc.*.............................      41,522,440
      6,796 Autodesk, Inc. ...................................         156,308
    187,752 Automatic Data Processing, Inc. ..................       7,381,000
     23,553 BEA Systems, Inc.*+...............................         568,216
      8,181 BISYS Group, Inc.*................................         388,597
    245,370 BMC Software, Inc.*+..............................      13,203,973
     39,370 Cadence Design Systems, Inc.*.....................         536,416
     38,139 Ceridian Corp.*...................................       1,067,892
     11,622 CheckFree Holdings Corp.*.........................         339,943
  1,128,344 Cisco Systems, Inc.*+.............................      76,515,826
     24,732 Citrix Systems, Inc.*.............................       1,409,724
     12,793 CNET, Inc.*.......................................         480,537
      4,356 Comdisco, Inc.+ ..................................          91,748
    126,308 Computer Associates International, Inc.+ .........       7,136,402
     40,305 Computer Sciences Corp.*..........................       2,788,602
     93,708 Compuware Corp.*+.................................       2,828,810
      2,878 Convergys Corp.*..................................          59,359
     14,693 CSG Systems International, Inc.*..................         331,511
      9,457 DoubleClick Inc.*+................................         944,518
      3,897 DST Systems, Inc..................................         259,150
      6,235 EarthLink Network, Inc.*..........................         305,515
      8,702 eBay Inc.*+.......................................       1,092,645
      5,480 EchoStar Communications Corp.*....................         458,265
     32,334 Electronic Data Systems Corp. ....................       1,814,746
     14,426 Electronics for Imaging, Inc.*....................         845,724
      6,359 Extreme Networks, Inc.*...........................         406,579
     30,359 First Data Corp. .................................       1,335,796
      9,716 i2 Technologies, Inc.*+...........................         308,483
      2,511 IKON Office Solutions, Inc. ......................          27,935
     14,520 Infoseek Corp.*...................................         441,952
     10,414 Inktomi Corp.*+...................................       1,180,687
     10,410 International Network Services*...................         553,682
     12,804 Intuit Inc.*......................................       1,146,758
      3,597 Investment Technology Group, Inc. ................          98,018
      9,228 J.D. Edwards & Co.*...............................         169,564
     17,210 Keane, Inc.*+.....................................         372,166
     24,866 Legato Systems, Inc.*.............................       1,070,792
     11,050 Macromedia, Inc.*.................................         437,856
      3,731 Marimba, Inc.*+...................................         102,369
      1,269 Media General, Inc. ..............................          62,181
  1,592,472 Microsoft Corp.*..................................     147,403,189

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                            VALUE

--------------------------------------------------------------------------------
 Computer Services -- 15.1% (continued)
     10,443 MindSpring Enterprises, Inc.*.......................  $      304,805
      8,957 National Data Corp. ................................         342,605
     19,793 Network Appliance, Inc.*+...........................       1,300,152
      3,927 Network Solutions Inc., Class A Shares..............         226,293
     23,165 Networks Associates Inc.*...........................         390,909
      6,842 New Era of Networks, Inc.*+.........................         114,603
      4,076 NorthPoint Communications Group, Inc.*..............         107,759
    101,711 Novell Inc. ........................................       2,409,279
    337,588 Oracle Corp. .......................................      12,321,960
     82,353 Parametric Technology Corp. ........................       1,152,942
     55,641 PeopleSoft, Inc.+ ..................................         785,929
     14,640 Perot Systems Corp. ................................         303,780
      3,690 Pixar, Inc.+ .......................................         125,691
      1,790 Portal Software, Inc. ..............................          84,242
      3,440 Prodigy Communications Corp. .......................          63,855
     26,460 Rational Software Corp. ............................         716,074
      8,746 RealNetworks, Inc. .................................         714,985
      1,388 Redback Networks Inc.+ .............................         149,210
      7,060 Sabre Holdings Inc. ................................         395,360
      3,931 Sapient Corp.+ .....................................         286,963
        811 Scient Corp. .......................................          51,194
      6,057 Shared Medical Systems Corp. .......................         340,328
     19,964 Siebel Systems, Inc. ...............................       1,371,277
     26,218 Sterling Commerce, Inc.+ ...........................         501,419
      2,396 Sterling Software, Inc. ............................          48,219
     32,417 SunGard Data Systems Inc. ..........................         810,425
     13,633 Symantec Corp.*.....................................         408,990
     17,969 Synopsys, Inc.*.....................................       1,005,141
      5,661 Tech Data Corp.*....................................         209,811
     11,565 Total System Services Inc.+ ........................         179,257
     81,899 Unisys Corp.*.......................................       3,521,656
     22,727 USWeb Corp.*........................................         443,176
     19,950 Verio Inc.*+........................................         741,891
     11,567 VeriSign, Inc.*.....................................       1,252,851
     25,240 Veritas Software Corp.*.............................       1,495,470
--------------------------------------------------------------------------------
                                                                     354,861,124
--------------------------------------------------------------------------------
 Consumer Durables -- 0.1%
     34,302 Ecolab, Inc. .......................................       1,288,469
     52,743 Fort James Corp. ...................................       1,700,962
      1,097 HON Industries Inc. ................................          25,848
--------------------------------------------------------------------------------
                                                                       3,015,279
--------------------------------------------------------------------------------
 Consumer Non-Durables -- 0.0%
      1,828 Flowers Industries Inc. ............................          28,905
     11,200 U.S. Foodservice*...................................         233,100
--------------------------------------------------------------------------------
                                                                         262,005
--------------------------------------------------------------------------------
 Consumer Products -- 12.4%
     40,286 Anheuser-Busch Co., Inc. ...........................       3,102,022
     27,066 Avery Dennison Corp. ...............................       1,485,247
     79,498 Avon Products, Inc. ................................       3,487,975
      8,184 Beckman Coulter, Inc. ..............................         387,717
     45,050 Bestfoods...........................................       2,213,082
     24,607 Black & Decker Corp.+ ..............................       1,294,943
     10,595 Blyth Industries, Inc.*.............................         299,971
      2,566 Cabot Corp. ........................................          59,178

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                            VALUE

--------------------------------------------------------------------------------
 Consumer Products -- 12.4% (continued)
     55,578 Campbell Soup Co.+ .................................  $    2,455,852
     71,140 The Clorox Co. .....................................       3,219,085
    691,576 The Coca-Cola Co. ..................................      41,364,889
     72,448 Coca-Cola Enterprises Inc. .........................       2,060,240
    177,326 Colgate-Palmolive Co.+ .............................       9,486,941
     74,070 Corning Inc. .......................................       4,925,655
     28,809 Danaher Corp. ......................................       1,692,529
     28,106 Dial Corp. .........................................         779,941
     26,484 The Estee Lauder Cos. Inc., Class A Shares+.........       1,216,609
      1,653 eToys Inc.*+........................................          71,905
    992,520 General Electric Co.++ .............................     111,472,401
     22,913 General Mills Inc. .................................       1,918,964
    335,891 The Gillette Co. ...................................      15,660,916
     27,914 H.J. Heinz & Co. ...................................       1,303,235
    116,583 Harley-Davidson, Inc.+ .............................       6,353,773
     24,219 Herman Miller, Inc. ................................         570,660
      3,887 Hershey Foods Corp. ................................         208,197
      3,648 Hertz Corp., Class A Shares.........................         147,060
     20,519 IVAX Corp.*.........................................         338,563
      6,205 Keebler Foods Co.*..................................         184,987
     29,677 Kellogg Co.+ .......................................       1,055,388
     84,182 Kimberly-Clark Corp. ...............................       4,793,113
     24,172 Maytag Corp.+ ......................................       1,513,771
        744 Mohawk Industries, Inc.*............................          16,833
     11,300 Newell Rubbermaid Inc.+ ............................         463,300
     30,493 The Pepsi Bottling Group, Inc. .....................         577,461
    443,637 PepsiCo, Inc. ......................................      15,139,111
    402,537 The Procter & Gamble Co. ...........................      39,951,797
     18,952 The Quaker Oats Co. ................................       1,266,230
     20,500 Ralston-Ralston Purina Group........................         563,750
      6,209 Revlon, Inc.+ ......................................         126,120
    250,355 Sara Lee Corp. .....................................       5,554,752
     55,260 Starbucks Corp.+ ...................................       1,264,072
      2,159 Tootsie Roll Industries Inc. .......................          73,811
      3,408 The Valspar Corp. ..................................         123,753
      6,805 Whitman Corp. ......................................         113,558
     14,484 Wm. Wrigley Jr. Co.+ ...............................       1,134,277
      2,026 Zale Corp.*.........................................          70,277
--------------------------------------------------------------------------------
                                                                     291,563,911
--------------------------------------------------------------------------------
 Consumer Services -- 1.4%
     23,429 Apollo Group, Inc., Class A Shares*.................         513,974
     27,691 At Home Corp.*+.....................................       1,111,101
     59,096 AutoNation, Inc.*+..................................         764,555
      9,075 Bausch & Lomb Inc...................................         599,517
      3,256 BJ's Wholesale Club, Inc.*..........................          91,982
    106,871 Cendant Corp.*+.....................................       1,916,999
     18,271 DeVry, Inc.*........................................         381,407
     16,886 Galileo International Inc. .........................         818,971
     23,218 Gartner Group, Inc.*+...............................         486,127
      6,731 LHS Group Inc.*+....................................         223,385
      1,980 Manpower Inc. ......................................          53,460
     48,735 Mattel, Inc. .......................................       1,038,665
     12,484 Modis Professional Services, Inc.*..................         197,403
     66,039 Paychex, Inc. ......................................       1,944,023
    390,859 Philip Morris Cos. Inc. ............................      14,632,784
      9,011 Priceline.com Inc.+ ................................         613,874

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                            VALUE

--------------------------------------------------------------------------------
 Consumer Services -- 1.4% (continued)
     34,094 Quintiles Transnational Corp. ......................  $    1,220,991
     10,384 R.J. Reynolds Tobacco Holdings, Inc. ...............         284,911
     11,398 Republic Services, Inc. ............................         123,953
     27,835 Robert Half International, Inc. ....................         730,669
     89,544 The Servicemaster Co. ..............................       1,477,476
     12,371 Sotheby's Holdings, Inc. ...........................         360,305
      8,667 Stewart Enterprises, Inc. ..........................          46,856
      7,666 Sylvan Learning Systems, Inc.*+.....................         152,362
     84,891 SYSCO Corp. ........................................       2,769,569
      5,336 United Rentals, Inc.*...............................         130,398
     17,385 Viad Corp. .........................................         520,463
--------------------------------------------------------------------------------
                                                                      33,206,180
--------------------------------------------------------------------------------
 Energy -- 1.8%
     40,479 AES Corp.*+.........................................       2,456,569
      7,526 Anadarko Petroleum Corp. ...........................         255,884
     12,166 Apache Corp. .......................................         553,553
    173,082 Baker Hughes Inc. ..................................       5,884,788
      1,324 BJ Services Co.*....................................          45,347
      5,683 Calpine Corp.*+.....................................         515,022
      1,452 Cooper Cameron Corp.+...............................          60,439
      4,483 Devon Energy Corp. .................................         173,156
      5,687 Diamond Offshore Drilling, Inc.*....................         217,528
      2,610 Dynegy, Inc. .......................................          61,335
    256,094 Enron Corp. ........................................      10,723,936
     11,669 ENSCO International, Inc. ..........................         248,696
     52,352 Frontier Corp. .....................................       2,195,512
      6,783 Global Marine Inc.*.................................         120,398
     69,536 Halliburton Co. ....................................       3,224,732
     12,431 Nabors Industries, Inc.*+...........................         335,637
      3,189 Noble Affiliates, Inc. .............................          98,859
     16,823 Noble Drilling Corp.*...............................         414,266
     13,110 NOVA Corp.*.........................................         340,860
     22,750 R&B Falcon Corp. ...................................         292,906
    132,200 Schlumberger Ltd.+ .................................       8,824,350
      7,108 USX-Marathon Group, Inc. ...........................         221,236
      4,321 Weatherford International, Inc.*....................         153,936
    101,010 The Williams Cos., Inc.+ ...........................       4,166,662
--------------------------------------------------------------------------------
                                                                      41,585,607
--------------------------------------------------------------------------------
 Entertainment -- 0.4%
     58,927 Hilton Hotels Corp. ................................         721,856
      3,165 International Game Technology*......................          55,387
      6,667 International Speedway Corp. .......................         339,600
     25,380 Marriott International Co.+ ........................         869,265
        865 MGM Grand, Inc.*+...................................          42,493
      4,427 Mirage Resorts Inc.*................................          57,828
     19,985 Premier Parks Inc. .................................         654,509
      4,239 Promus Hotel Corp. .................................         123,196
      6,071 Sodexho Marriott Services, Inc. ....................          85,753
      4,128 Speedway Motorsports, Inc. .........................         154,026
     10,464 Starwood Hotels & Resorts Worldwide, Inc. ..........         249,174
     74,462 Viacom Inc., Class B Shares*........................       3,132,057
     80,553 The Walt Disney Co. ................................       2,235,346
--------------------------------------------------------------------------------
                                                                       8,720,490
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                           VALUE

-------------------------------------------------------------------------------
 Financial Services -- 3.6%
     79,411 American Express Co. ..............................  $   10,919,012
     19,503 Ameritrade Holding Corp.*+.........................         397,374
      5,049 Andrx Corp.*.......................................         362,897
     67,652 Associated First Capital Corp. ....................       2,321,309
     60,049 Capital One Financial Corp. .......................       2,266,850
    199,422 The Charles Schwab Corp. ..........................       7,877,169
     39,802 Concord EFS, Inc.+.................................       1,477,649
     51,449 E*TRADE Group, Inc.+...............................       1,286,225
     43,920 Equifax Inc. ......................................       1,339,560
    131,988 Federal Home Loan Mortgage Corp. ..................       6,797,382
     45,050 Federal National Mortgage Association..............       2,798,731
     18,019 Federated Investors Inc. ..........................         331,099
      1,595 The FINOVA Group Inc. .............................          60,610
      2,481 First Tennessee National Corp. ....................          79,392
    367,712 Firstar Corp.+.....................................       9,859,278
     37,577 Fiserv, Inc.*......................................       1,157,841
     27,671 Franklin Resources Inc.+...........................         994,427
      1,337 Goldman Sachs Group, Inc.*.........................          79,969
      7,564 H&R Block, Inc. ...................................         420,747
     17,985 Household International, Inc. .....................         678,934
     20,128 Knight/Trimark Group, Inc.*+.......................         659,192
    599,835 MBNA Corp. ........................................      14,808,427
     22,962 National Commerce Bancorporation...................         486,507
      8,467 Northern Trust Corp. ..............................         718,107
      3,177 The Progressive Corp.+.............................         324,054
    121,494 Providian Financial Corp. .........................       9,430,972
      3,821 SEI Investments Co. ...............................         351,293
     49,468 SLM Holding Corp. .................................       2,185,867
     22,019 State Street Corp. ................................       1,318,388
     36,720 Synovus Financial Corp. ...........................         693,090
     31,123 T. Rowe Price Associates, Inc. ....................         962,868
      5,645 U.S. Trust Corp. ..................................         469,241
     21,945 UST Inc. ..........................................         695,382
     20,231 Waddell & Reed Financial, Inc., Class A Shares.....         458,991
        895 Westamerica Bancorporation.........................          28,584
     11,725 Zions Bancorporation+..............................         583,319
-------------------------------------------------------------------------------
                                                                     85,680,737
-------------------------------------------------------------------------------
 Health Care -- 17.8%
    304,421 Abbott Laboratories+...............................      13,204,260
     20,196 Allergan, Inc. ....................................       2,017,075
     26,242 ALZA Corp.*........................................       1,321,941
    245,198 American Home Products Corp. ......................      10,175,716
    155,394 Amgen Inc.*........................................      12,926,838
     19,553 Baxter International Inc. .........................       1,311,274
     51,923 Becton, Dickinson & Co. ...........................       1,460,335
     26,310 Bergen Brunswig Corp., Class A Shares..............         406,161
     45,579 Biogen, Inc.*......................................       3,498,189
     30,489 Biomet, Inc. ......................................       1,089,982
    192,004 Boston Scientific Corp.*+..........................       6,516,136
    556,436 Bristol-Myers Squibb Co. ..........................      39,159,183
     82,653 Cardinal Health, Inc. .............................       5,269,128
     21,537 Centocor, Inc.*....................................       1,289,528
      1,648 DENTSPLY International Inc. .......................          40,891
    280,327 Eli Lilly & Co.+...................................      20,919,402
      5,576 Express Scripts, Inc.*.............................         375,683

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                           VALUE

-------------------------------------------------------------------------------
 Health Care -- 17.8% (continued)
     25,317 Forest Laboratories, Inc.*.........................  $    1,227,874
     30,100 Genentech, Inc.*...................................       4,943,925
      8,309 Genzyme Corp. - General Division*..................         468,939
    234,433 Guidant Corp.*+....................................      13,758,285
      4,355 HCR Manor Care, Inc.*..............................          85,195
     68,314 Health Management Associates, Inc.*................         546,512
      7,052 Healtheon Corp.*+..................................         238,446
     15,248 HEALTHSOUTH Corp.*.................................         124,843
     21,561 ICN Pharmaceutical, Inc. ..........................         447,391
     11,348 ICOS Corp.*+.......................................         361,008
     22,700 Immunex Corp.*+....................................       1,527,994
    266,488 IMS Health Inc.+...................................       7,361,730
    357,640 Johnson & Johnson+.................................      36,568,690
      6,449 Lincare Holdings Inc.*+............................         170,092
     38,104 McKesson HBOC, Inc. ...............................       1,185,987
      6,215 Medical Manager Corp.*.............................         369,792
     71,740 MedImmune, Inc.*...................................       7,402,671
    270,162 Medtronic, Inc. ...................................      21,140,176
    666,728 Merck & Co., Inc.+.................................      44,795,787
      6,077 MiniMed, Inc.*+....................................         552,627
    191,649 Monsanto Co. ......................................       7,869,587
     33,174 Mylan Laboratories Inc. ...........................         657,260
     14,151 Nu Skin Enterprises, Inc.*.........................         151,239
     12,684 Omnicare, Inc. ....................................         122,083
     24,806 Oxford Health Plans, Inc. .........................         384,493
      1,430 PacifiCare Health Systems, Inc. ...................          85,800
     30,994 PE Corp. ..........................................       2,132,773
  1,655,194 Pfizer Inc.+.......................................      62,483,572
    789,395 Schering-Plough Corp. .............................      41,492,575
     10,028 Sepracor Inc. .....................................         750,846
      7,490 St. Jude Medical, Inc. ............................         271,512
     21,674 Stryker Corp.+.....................................       1,248,964
     31,415 Sybron International Corp.*........................         808,936
      3,042 United Health Care Corp. ..........................         184,992
      2,168 Universal Health Services Inc., Class B Shares*....          72,357
     16,733 VISX, Inc.*........................................       1,514,336
    431,259 Warner-Lambert Co. ................................      28,570,907
     26,981 Watson Pharmaceuticals, Inc.*......................         967,943
     49,915 Wellpoint Health Networks Inc.*....................       3,637,554
-------------------------------------------------------------------------------
                                                                    417,667,415
-------------------------------------------------------------------------------
 Insurance -- 0.9%
     14,341 AFLAC Inc. ........................................         644,449
    219,578 American International Group, Inc. ................      20,352,134
        432 Hartford Life, Inc., Class A Shares................          18,765
      5,405 Jones Intercable, Inc.*............................         237,144
        503 Reinsurance Co. of America, Inc. ..................          16,096
-------------------------------------------------------------------------------
                                                                     21,268,588
-------------------------------------------------------------------------------
 Publishing -- 0.3%
      7,034 Central Newspapers, Inc., Class A Shares...........         297,626
      9,788 Dow Jones & Co., Inc. .............................         491,847
     49,544 Fifth Third Bancorp................................       3,282,290
      3,922 Harte-Hanks, Inc. .................................          88,000
        155 Hollinger International Inc. ......................           1,666
      3,492 Houghton Mifflin Co. ..............................         166,743
     14,744 John Wiley & Sons, Inc. ...........................         239,590

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                            VALUE

--------------------------------------------------------------------------------
 Publishing -- 0.3% (continued)
      5,852 The McGraw-Hill Cos., Inc. .........................  $      302,475
     13,146 The Reader's Digest Association Inc. ...............         410,812
     11,156 Times Mirror Co., Class A Shares....................         644,259
--------------------------------------------------------------------------------
                                                                       5,925,308
--------------------------------------------------------------------------------
 Real Estate -- 0.1%
     14,830 Boston Properties, Inc. ............................         494,024
     18,907 Catellus Development Corp.*.........................         258,790
      2,571 Clayton Homes, Inc. ................................          24,424
     38,140 The Meditrust Cos. .................................         340,876
     16,132 Starwood Financial Trust+...........................         451,696
--------------------------------------------------------------------------------
                                                                       1,569,810
--------------------------------------------------------------------------------
 Restaurants -- 0.4%
    198,740 McDonald's Corp.+...................................       8,222,867
     18,177 Outback Steakhouse, Inc. ...........................         538,494
     24,099 Tricon Global Restaurants, Inc.*....................         979,022
--------------------------------------------------------------------------------
                                                                       9,740,383
--------------------------------------------------------------------------------
 Retail -- 10.0%
     29,459 Abercrombie & Fitch Co., Class A Shares*+...........       1,027,383
     21,861 Albertson's, Inc. ..................................       1,047,962
     25,746 Amazon.com, Inc.*+..................................       3,202,159
      6,463 American Eagle Outfitters, Inc.*....................         253,673
     13,409 AutoZone, Inc.*.....................................         319,302
      7,566 Barnes & Noble, Inc.*...............................         179,220
    301,376 Bed Bath & Beyond Inc.*.............................       8,287,840
    137,073 Best Buy Co., Inc.*.................................       9,629,378
      7,431 CDW Computer Centers, Inc.*.........................         329,751
     23,010 Cintas Corp. .......................................       1,182,139
     45,648 Circuit City Stores - Circuit City Group............       1,962,864
     10,691 Claire's Stores, Inc. ..............................         201,124
     14,774 Consolidated Stores Corp.*..........................         238,231
    245,506 Costco Wholesale Cos.*+.............................      18,351,573
    239,272 CVS Corp. ..........................................       9,974,651
    110,567 Dayton Hudson Corp. ................................       6,412,886
     42,339 Dollar General Corp. ...............................       1,100,814
     18,618 Dollar Tree Stores Inc.*............................         614,394
     44,328 Family Dollar Stores, Inc. .........................         872,707
      8,543 Fastenal Co.+.......................................         428,218
    197,779 The Gap, Inc. ......................................       7,738,103
    584,383 Home Depot, Inc. ...................................      35,720,409
     12,221 Intimate Brands, Inc. ..............................         471,272
     28,321 Jones Apparel Group, Inc.*..........................         734,576
    264,027 Kohl's Corp.*+......................................      18,811,924
    451,684 Kroger Co.*+........................................      10,445,192
      3,070 The Limited, Inc.+..................................         116,276
     12,052 Linens 'n Things, Inc.*.............................         412,781
    401,823 Lowe's Cos., Inc. ..................................      18,182,491
     20,891 Nike, Inc., Class B Shares+.........................         966,209
      5,940 Nordstrom, Inc. ....................................         168,176
     86,711 Office Depot, Inc. .................................         905,046
      2,243 Polo Ralph Lauren Corp. ............................          43,458
      6,472 Ross Stores, Inc. ..................................         269,397
    310,551 Safeway Inc.*.......................................      14,460,031
     14,531 Saks, Inc. .........................................         244,302
    380,382 Staples, Inc.*......................................       8,273,308

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                        SECURITY                           VALUE

------------------------------------------------------------------------------
 Retail -- 10.0% (continued)
     58,768 Tandy Corp. ......................................  $    2,776,788
      3,941 Ticketmaster Online-CitySearch, Inc.*.............         100,988
     16,486 Tiffany & Co. ....................................         871,697
     96,446 The TJX Cos., Inc. ...............................       2,784,878
        439 Too Inc.+.........................................           7,702
    825,605 Wal-Mart Stores, Inc.+............................      36,584,620
    304,523 Walgreen Co. .....................................       7,061,127
      1,581 Warnaco Group, Inc. ..............................          34,782
     13,118 Williams-Sonoma Inc.*+............................         511,602
------------------------------------------------------------------------------
                                                                   234,313,404
------------------------------------------------------------------------------
 Technology -- 19.4%
     70,858 3Com Corp.*.......................................       1,758,164
     22,826 Adaptec, Inc.*+...................................         890,214
      2,859 Advanced Micro Devices, Inc.*.....................          59,146
     53,183 Altera Corp.*.....................................       2,240,334
     51,746 Analog Devices, Inc.*.............................       2,664,919
      2,308 Apple Computer, Inc.*+............................         150,597
    113,893 Applied Materials, Inc.*..........................       8,093,520
      6,946 Applied Micro Circuits Corp.*.....................         640,768
     15,127 Atmel Corp.*......................................         594,680
     14,440 Broadcom Corp.*...................................       1,859,150
        880 Brocade Communications Systems, Inc.*+............         165,550
      8,184 Cabletron Systems, Inc. ..........................         137,593
     14,651 Chiron Corp.*.....................................         470,663
    293,528 Compaq Computer Corp. ............................       6,806,180
     19,580 Comverse Technology, Inc.*+.......................       1,527,240
      4,251 Critical Path, Inc.*..............................         142,408
    867,204 Dell Computer Corp.*..............................      42,330,395
     18,721 Electronic Arts Inc.*+............................       1,284,729
    470,136 EMC Corp.*+.......................................      28,208,160
     22,537 Gateway Inc.*+....................................       2,184,680
    201,111 Hewlett-Packard Co. ..............................      21,192,070
      7,065 InfoSpace.com, Inc.*..............................         325,432
      8,935 Ingram Micro Inc.*................................         225,609
  1,236,849 Intel Corp. ......................................     101,653,526
    452,600 International Business Machines Corp. ............      56,376,987
     15,140 Jabil Circuit, Inc.*..............................         678,461
     24,562 JDS Uniphase Corp.*...............................       2,605,107
     17,096 KLA-Tencor Corp.*.................................       1,073,842
    183,159 Lexmark International Group, Inc., Class A
             Shares*..........................................      14,423,771
    112,511 Linear Technology Corp. ..........................       7,081,161
     22,384 LSI Logic Corp.*..................................       1,270,292
     20,626 Lycos, Inc.*......................................         837,931
     40,460 Maxim Integrated Products, Inc.*+.................       2,723,464
     15,576 Microchip Technology Inc.*........................         852,786
     10,438 Micron Technology Inc.*...........................         778,283
     13,436 Millipore Corp.+..................................         507,209
    179,112 Motorola, Inc. ...................................      16,523,080
      7,658 NCR Corp.*+.......................................         335,037
    164,400 Nokia Corp. ADR+..................................      13,706,850
     11,064 Novellus Systems, Inc.*...........................         596,764
     18,789 PMC-Sierra, Inc. .................................       1,747,377
     10,976 QLogic Corp. .....................................         955,598
      7,411 Quantum Corp. - DLT & Storage Systems.............         135,714
      3,805 Quantum Corp. - Hard Disk Drive...................          27,111

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                            VALUE

--------------------------------------------------------------------------------
 Technology -- 19.4% (continued)
      5,500 Rambus Inc.+........................................  $      533,500
     15,570 RF Micro Devices, Inc. .............................         684,107
      1,162 Safeguard Scientifics, Inc. ........................          78,144
     17,317 Sanmina Corp.+......................................       1,298,775
     10,519 SCI Systems, Inc. ..................................         523,978
      5,955 SDL, Inc. ..........................................         487,566
     21,714 Seagate Technology, Inc.+...........................         720,633
    256,740 Solectron Corp.*....................................      20,089,905
      1,281 Starmedia Network, Inc. ............................          49,559
    338,425 Sun Microsystems, Inc.+.............................      26,904,787
     26,836 Symbol Technologies, Inc. ..........................         934,228
      6,015 TCI Music, Inc.*....................................         108,270
     22,460 Teradyne, Inc.*.....................................       1,528,684
    317,094 Texas Instruments Inc. .............................      26,021,526
      2,773 Thermo Instruments Systems Inc. ....................          30,850
     98,346 Vitesse Semiconductor Corp.*........................       6,687,521
     18,623 Waters Corp.*.......................................       1,227,954
      7,393 WinStar Communications, Inc.*+......................         375,657
    200,252 Xerox Corp. ........................................       9,562,031
     40,267 Xilinx, Inc.*.......................................       2,816,172
     36,456 Yahoo! Inc.*........................................       5,377,260
--------------------------------------------------------------------------------
                                                                     454,883,659
--------------------------------------------------------------------------------
 Telecommunications -- 9.9%
     41,133 ADC Telecommunications, Inc.*+......................       1,524,492
     15,278 Allegiance Telecom, Inc.*...........................         918,590
    178,840 ALLTEL Corp. .......................................      12,094,053
    244,202 AT&T Corp. - Liberty Media, Class A Shares*.........       7,814,464
      4,679 Centennial Cellular Corp.*..........................         183,066
     33,456 CIENA Corp.*........................................       1,175,142
     41,851 Cincinnati Bell Inc. ...............................         774,243
     22,675 CMGI Inc.*+.........................................       1,903,283
      5,804 COMSAT Corp.........................................         201,689
      1,121 Copper Mountain Networks, Inc.*.....................         131,157
     18,282 Covad Communications Group, Inc.*...................         843,257
      9,042 E-tek Dynamics Inc.*................................         512,568
     25,112 Exodus Communications, Inc.*+.......................       2,018,377
     38,031 General Instrument Corp.*+..........................       1,870,650
     50,740 Global TeleSystems Group, Inc.*.....................       1,639,536
      9,880 L-3 Communications Holdings, Inc.*..................         392,112
     80,527 Level 3 Communications, Inc.*+......................       4,811,488
  1,180,859 Lucent Technologies Inc. ...........................      75,648,780
    754,211 MCI WorldCom, Inc.*.................................      57,131,483
     30,904 McLeod USA Inc., Class A Shares*+...................       1,031,421
     38,074 MediaOne Group, Inc.*...............................       2,503,365
     25,298 Metromedia Fiber Network, Inc.*+....................         744,710
      8,800 Molex Inc.+.........................................         282,150
     42,593 Nextel Communications Inc.*+........................       2,462,406
     19,810 Nextlink Communications, Inc.*+.....................         997,929
     22,221 NTL Inc.*+..........................................       2,181,824
     17,987 PRIMEDIA Inc. ......................................         248,445
     13,037 PSINet Inc.+........................................         624,146
     43,317 QUALCOMM, Inc.+.....................................       8,324,986
     11,034 RCN Corp. ..........................................         463,428
     15,781 Rhythms NetConnections Inc. ........................         603,623
    153,195 SBC Communications, Inc.+...........................       7,353,360

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Large Capitalization Growth Investments


   SHARES                         SECURITY                           VALUE

-------------------------------------------------------------------------------
 Telecommunications -- 9.9% (continued)
     20,472 Scientific-Atlanta, Inc. ..........................  $    1,049,190
      4,356 Sprint Corp.+......................................         260,271
      6,595 Teligent, Inc., Class A Shares*+...................         415,897
    287,037 Tellabs, Inc.*.....................................      17,096,641
      3,153 Time Warner Telecom Inc.*..........................          85,131
     66,431 U.S. West, Inc. ...................................       3,471,020
      2,508 United States Cellular Corp.*+.....................         141,232
      8,737 UnitedGlobalCom Inc.*..............................         639,985
      3,508 Vignette Corp.*....................................         237,886
     45,700 Vodafone Airtouch PLC+.............................       9,165,706
     16,820 VoiceStream Wireless Corp.*+.......................         693,825
     13,765 Western Wireless Corp., Class A Shares*............         532,533
-------------------------------------------------------------------------------
                                                                    233,199,540
-------------------------------------------------------------------------------
 Television -- 1.0%
      9,774 ACNielsen Corp.*...................................         244,350
     38,005 Fox Entertainment Group, Inc.*.....................         876,490
      2,645 Hearst-Argyle Television, Inc.*....................          66,952
      9,842 Nielson Media Research, Inc.*......................         361,078
     29,236 Qwest Communications International Inc.+...........         840,535
    344,565 Time Warner, Inc. .................................      20,437,103
-------------------------------------------------------------------------------
                                                                     22,826,508
-------------------------------------------------------------------------------
 Transportation -- 0.1%
     14,821 COMAIR Holdings, Inc. .............................         313,094
     14,380 Expeditors International of Washington, Inc. ......         464,654
     33,481 Kansas City Southern Industries, Inc. .............       1,550,589
-------------------------------------------------------------------------------
                                                                      2,328,337
-------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $1,156,337,532)........   2,343,697,065
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                    Large Capitalization Growth Investments

    FACE
   AMOUNT                         SECURITY                            VALUE
--------------------------------------------------------------------------------
 U.S. TREASURY BILLS -- 0.1%
            U.S. Treasury Bills:
 $1,000,000  4.590% due 9/23/99................................   $      997,195
    700,000  4.950% due 9/23/99................................          698,032
--------------------------------------------------------------------------------
            TOTAL U.S. TREASURY BILLS (Cost -- $1,695,227).....        1,695,227
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 0.1%
  3,396,000 Morgan Stanley Dean Witter & Co., 5.400% due
            9/1/99; Proceeds at maturity -- $3,396,509;
            (Fully collateralized by U.S. Treasury Notes &
            Bonds, 6.375% to 6.625% due 4/30/02 to 8/15/27;
            Market value -- $3,574,082) (Cost -- $3,396,000) ..        3,396,000
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost --
              $1,161,428,759**)................................   $2,348,788,292
--------------------------------------------------------------------------------

* Non-income producing security.
+ All or a portion of this security is on loan (See Note 12).
++Security has been partially segregated by Custodian for futures contracts commitments.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]
                         Classification of Investments
                      Consumer Products             12.4%
                      Computer Services             15.1%
                      Financial Services             3.6%
                      Health Care                   17.8%
                      Retail                        10.0%
                      Technology                    19.4%
                      Telecommunications             9.9%
                      Other Common Stocks           11.6%
                      U.S. Treasury Bills
                       & Repurchase Agreement        0.2%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 COMMON STOCK -- 98.7%
--------------------------------------------------------------------------------
 Advertising -- 0.1%
   4,243 GC Cos., Inc.(a).........................................  $    142,141
   7,900 Gray Communications System, Inc. ........................       139,238
     400 Grey Advertising Inc. ...................................       148,400
  12,600 True North Communications Inc. ..........................       415,013
--------------------------------------------------------------------------------
                                                                         844,792
--------------------------------------------------------------------------------
 Aerospace & Defense -- 1.4%
  97,598 AAR CORP. ...............................................     2,086,157
   4,828 Alliant Techsystems Inc.(a)..............................       352,444
   4,500 BE Aerospace, Inc.(a)....................................        77,906
   4,300 Curtiss-Wright Corp. ....................................       142,169
  19,468 The Fairchild Corp., Class A Shares(a)...................       177,646
 156,300 GenCorp Inc. ............................................     3,360,450
 203,840 Kaman Corp., Class A Shares..............................     2,662,660
   4,600 Kellstrom Industries, Inc.(a)............................        47,222
   8,400 OEA, Inc. ...............................................        58,800
   4,900 Orbital Sciences Corp.(a)................................       108,719
  16,900 REMEC, Inc.(a)...........................................       210,194
   8,198 Sequa Corp., Class A Shares..............................       554,390
   6,800 Triumph Group Inc.(a)....................................       168,300
--------------------------------------------------------------------------------
                                                                      10,007,057
--------------------------------------------------------------------------------
 Auto Parts -- 1.3%
  20,201 Arvin Industries, Inc. ..................................       722,186
  47,000 Borg-Warner Automotive, Inc. ............................     2,226,625
   3,300 Delco Remy International Inc.(a).........................        31,763
   6,979 Detroit Diesel Corp. ....................................       142,633
   6,200 Dura Automotive Systems, Inc.(a).........................       160,425
 207,561 Intermet Corp. ..........................................     2,393,438
  13,800 Kaydon Corp. ............................................       423,488
  22,391 MascoTech, Inc. .........................................       386,245
  26,400 Ogden Corp. .............................................       600,600
     450 Oshkosh Truck Corp. .....................................        15,131
  42,586 The Pep Boys - Manny, Moe & Jack.........................       620,159
  14,393 Simpson Industries, Inc. ................................       179,913
   6,389 Standard Motor Products, Inc. ...........................       143,753
  15,795 Superior Industries International, Inc. .................       442,260
  12,479 Titan International Inc. ................................       138,829
  26,698 Tower Automotive, Inc.(a)................................       533,960
  15,742 Wabash National Corp. ...................................       330,582
   2,900 Wynns International Inc. ................................        52,200
--------------------------------------------------------------------------------
                                                                       9,544,190
--------------------------------------------------------------------------------
 Banking -- 6.7%
   6,300 Advest Group Inc. .......................................       120,488
   6,700 Alabama National BanCorp. ...............................       178,388
  22,289 AMCORE Financial, Inc. ..................................       487,572
  16,200 Anchor Bancorp Wisconsin, Inc. ..........................       269,325
  55,200 Andover Bancorp, Inc. ...................................     1,738,800
   9,124 Area Bancshares Corp. ...................................       228,100
      50 BancFirst Corp. .........................................         1,728
   3,300 BancFirst Ohio Corp. ....................................        71,363
  44,432 Bancorp South, Inc. .....................................       688,696
  17,200 BancWest Corp. ..........................................       719,175
     700 Bank of Granite Corp. ...................................        15,138

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Banking -- 6.7% (continued)
 365,387 BankAtlantic Bancorp, Inc., Class A Shares+..............  $  2,310,796
  30,498 BankAtlantic Bancorp, Inc., Class B Shares...............       221,110
  18,448 Banknorth Group, Inc. ...................................       534,992
   5,004 BOK Financial Corp.(a)...................................       107,899
   4,000 Brenton Banks, Inc. .....................................        55,250
  10,800 Brookline Bancorp, Inc. .................................       117,450
   5,504 BSB Bancorp, Inc. .......................................       137,256
   7,928 BT Financial Corp. ......................................       186,308
   3,715 Capital City Bank Group Inc. ............................        83,588
  17,900 Carolina First Corp. ....................................       391,563
   6,200 Cathay Bancorp, Inc. ....................................       247,225
   5,000 Century South Banks, Inc. ...............................       117,188
  11,121 Chemical Financial Corp. ................................       347,531
  20,738 Citizens Banking Corp. of Michigan.......................       549,557
  11,300 City Holding Co. ........................................       259,900
  10,269 Commerce Bancorp Inc. of New Jersey......................       441,567
 122,269 Commercial Federal Corp. ................................     2,842,754
  11,694 Commonwealth Bancorp, Inc.+..............................       209,761
       9 Community Bank System Inc. ..............................           222
   6,600 Community First Bancshares, Inc. ........................       135,506
   8,850 Community Trust Bancorp..................................       199,125
   7,485 CORUS Bancorp............................................       214,258
   6,900 CPB Inc. ................................................       159,131
   8,600 Cullen Frost Bankers Inc. ...............................       224,675
     496 CVB Financial Corp.+.....................................        12,896
  10,234 Dime Community Bancshares................................       222,590
  14,425 F.N.B. Corp. ............................................       389,475
   2,833 F&M Bancorp Inc. of Wisconsin............................        96,676
   5,827 F&M Bancorp of Maryland..................................       167,526
   9,410 F&M National Corp. ......................................       296,415
   4,500 Farmers Capital Bank Corp. ..............................       159,188
   4,000 FCNB Corp. ..............................................        80,000
  13,100 First Charter Corp. .....................................       284,925
   4,305 First Citizens Bancshares Inc. ..........................       336,866
   4,553 First Commerce Bancshares Inc. ..........................        95,328
  23,047 First Commonwealth Financial Corp. ......................       554,568
   9,336 First Federal Capital Corp. .............................       146,459
   7,411 First Financial Bankshares Inc. .........................       226,036
   9,500 First Merchants Corp. ...................................       217,609
  18,414 First Midwest Bancorp Inc. ..............................       734,258
   8,161 First Republic Bank(a)...................................       209,636
  33,807 First Sentinel Bancorp Inc. .............................       300,037
  19,942 First United Bancshares of Arkansas......................       312,840
  10,155 First Washington Bancorp, Inc. ..........................       190,406
  17,100 FirstFed Financial Corp.(a)..............................       260,775
  12,100 Fisher Scientific International..........................       217,800
 123,534 Flagstar Bancorp, Inc. ..................................     2,439,797
  10,186 GBC Bancorp..............................................       199,900
   1,300 Glacier Bancorp, Inc. ...................................        26,650
   2,700 Greater Bay Bancorp......................................        92,475
   3,500 Hamilton Bancorp Inc.(a).................................        85,313
  11,400 Harbor Florida Bancshares, Inc. .........................       140,363
  85,000 Hudson United Bancorp+...................................     2,704,063
  10,200 Imperial Bancorp(a)......................................       173,400
  60,100 Independence Community Bank..............................       743,738
   8,500 Independent Bank Corp. ..................................       114,750

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Banking -- 6.7% (continued)
  10,075 International Bancshares Corp. ..........................  $    444,559
  12,240 InterWest Bancorp, Inc. .................................       269,280
   5,600 JeffBanks, Inc. .........................................       166,600
   6,908 JSB Financial, Inc. .....................................       366,988
  19,109 MAF Bancorp, Inc. .......................................       406,066
   4,600 Mahoning National Bancorp. Inc. .........................       181,700
   4,000 Mid-State Bancshares.....................................       137,000
   4,000 Midwest Banc Holdings, Inc. .............................        68,500
  10,832 National Bancorp of Alaska...............................       283,663
   6,491 National Penn Bancshares, Inc. ..........................       141,991
   9,245 NBT Bancorp Inc. ........................................       174,499
  10,300 Northwest Bancorp, Inc. .................................        85,619
  11,198 Ocean Financial Corp. ...................................       200,164
   1,766 Old National Bancorp+....................................        52,980
  27,497 One Valley Bancorp Inc. .................................     1,051,760
  11,469 PFF Bancorp, Inc. .......................................       227,946
   4,100 Pinnacle Banc Group, Inc. ...............................       123,000
  18,649 Provident Bankshares Corp. ..............................       449,907
   5,182 Queens County Bancorp Inc. ..............................       142,505
   1,000 R&G Financial Corp. .....................................        16,250
   6,992 Reliance Bancorp Inc. ...................................       241,661
  32,262 Republic Bancorp, Inc. ..................................       435,537
   4,400 Republic Bancshares Inc.(a)..............................        65,450
  39,959 Republic Security Financial Corp. .......................       382,108
  15,088 Riggs National Corp. ....................................       281,014
   1,206 S&T Bancorp, Inc. .......................................        27,964
   2,600 Sandy Spring Bancorp, Inc. ..............................        67,600
  14,400 Silicon Valley Bancshares(a).............................       323,100
   5,000 Simmons First National Corp. ............................       152,813
     712 Sky Financial Group, Inc. ...............................        17,311
  20,640 Sovereign Bancorp., Inc.+................................       207,045
   5,000 St. Francis Capital Corp. ...............................       103,750
  31,497 St. Paul Bancorp Inc. ...................................       685,060
 186,150 Susquehanna Bancshares Inc. .............................     3,094,744
   7,748 Texas Regional Bancshares, Inc. .........................       198,058
   1,800 Triangle Bancorp.........................................        36,563
   1,100 The Trust Co. of New Jersey..............................        24,406
   2,600 U.S.B. Holding Co., Inc. ................................        36,888
  12,756 UMB Financial Corp. .....................................       542,130
  10,990 United National Bancorp..................................       240,406
   9,622 USBANCORP, Inc. .........................................       141,624
 148,708 UST Corp. ...............................................     4,517,006
 162,121 Washington Federal, Inc. ................................     3,870,639
  28,810 Webster Financial Corp. .................................       776,069
  14,191 WesBanco, Inc. ..........................................       404,444
   8,440 West Coast Bancorp of Oregon.............................       145,590
   8,455 Westcorp.................................................       118,370
   4,500 Western Bancorp..........................................       178,875
  18,561 Whitney Holding Corp. ...................................       700,678
   2,100 Wilshire Financial Services Group Inc.(a)................           525
--------------------------------------------------------------------------------
                                                                      49,854,548
--------------------------------------------------------------------------------
 Basic Industries -- 13.4%
  15,595 Aftermarket Technology Corp.(a)..........................       140,355
  47,950 AGCO Corp. ..............................................       494,484
  30,400 AgriBioTech, Inc.(a)+....................................       118,750

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Basic Industries -- 13.4% (continued)
   8,532 Agribrands International, Inc.(a)........................  $    414,869
   4,988 AK Steel Holding Corp. ..................................       104,748
  19,018 Albemarle Corp. .........................................       329,249
  14,204 AMCOL International Corp. ...............................       205,958
   6,700 American States Water Co. ...............................       236,175
   2,902 Aquarion Co. ............................................       104,454
  52,200 Armco Inc.(a)............................................       358,875
   1,900 Atwood Oceanics, Inc.(a).................................        59,850
 136,182 Barnes Group Inc. .......................................     2,698,106
   8,000 Boise Cascade Office Products Corp.(a)...................        77,000
  13,521 Brush Wellman Inc. ......................................       229,857
  89,503 Butler Manufacturing Co. ................................     2,489,302
  29,526 Calgon Carbon Corp. .....................................       197,455
   9,068 California Water Service Group...........................       270,907
  18,342 Cambrex Corp. ...........................................       492,941
 120,505 Caraustar Industries Inc. ...............................     2,733,957
  14,870 Carpenter Technology Corp. ..............................       340,151
  69,800 Centex Corp. ............................................     2,682,934
 107,215 Chemed Corp. ............................................     3,256,656
  17,062 Chesapeake Corp. ........................................       576,909
  19,531 Clarcor Inc. ............................................       350,337
  48,910 Collins & Aikman Corp.(a)................................       259,834
   8,200 Comfort Systems USA, Inc.(a).............................       115,825
 100,138 Commercial Metals Co. ...................................     3,066,726
   2,000 Crossmann Communities, Inc.(a)...........................        50,500
   5,155 CSS Industries, Inc.(a)..................................       106,966
   5,000 CUNO Inc.(a).............................................       103,125
  67,443 Cyprus Amax Minerals Co. ................................     1,142,316
  34,973 D.R. Horton, Inc. .......................................       509,294
  11,816 Del Webb Corp. ..........................................       256,998
   9,700 Dexter Corp. ............................................       353,444
  17,916 Eastern Enterprises......................................       805,100
   2,162 Florida Rock Industries Inc. ............................        86,345
 356,893 Fritz Cos., Inc.(a)......................................     4,059,658
   5,700 Furniture Brands International, Inc.(a)..................       114,356
   2,972 General Binding Corp. ...................................        44,580
  13,863 The Geon Co. ............................................       414,157
   5,400 Giant Cement Holding, Inc.(a)............................       119,475
   4,960 Gibraltar Steel Corp. ...................................       122,140
 145,000 Gleason Corp. ...........................................     2,718,750
  13,362 Granite Construction Inc. ...............................       334,050
  10,658 Greif Brothers Corp., Class A Shares.....................       258,457
  10,000 Group Maintenance America Corp.(a).......................       123,125
  73,068 Harman International Industries, Inc. ...................     3,105,390
  11,600 Hexel Corp. .............................................        97,150
 354,700 Hollinger International Inc. ............................     3,813,025
  32,900 HomeBase, Inc.(a)........................................       143,938
   6,047 The Houston Exploration Co.(a)...........................       128,499
  35,617 Input/Output, Inc.(a)....................................       262,675
   9,700 Integrated Electrical Services, Inc.(a)..................       147,925
  15,100 The IT Group, Inc.(a)....................................       180,256
   9,400 IVAX Corp.(a)............................................       155,100
  16,500 Ivex Packaging Corp.(a)..................................       255,750
   6,441 Jacobs Engineering Group Inc.(a).........................       212,553
  15,753 John H. Harland Co. .....................................       313,091
  13,200 Justin Industries, Inc. .................................       188,513

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Basic Industries -- 13.4% (continued)
  25,158 Kaiser Aluminum Corp. ...................................  $    224,850
  35,168 Kaufman & Broad Home Corp. ..............................       718,746
  84,900 Lancaster Colony Corp. ..................................     2,791,088
 147,300 Lennar Corp. ............................................     2,798,700
  15,376 Lilly Industries, Inc., Class A Shares...................       244,094
  90,178 Lone Star Industries, Inc. ..............................     3,099,869
   7,500 Lone Star Technologies, Inc. ............................       150,000
   3,434 Maxxam Inc.(a)...........................................       196,167
 137,000 McGrath Rentcorp.........................................     2,547,344
 148,200 MDC Holdings Inc. .......................................     2,788,013
   2,600 Mestek, Inc.(a)..........................................        54,600
  13,700 Metals USA, Inc.(a)......................................       145,563
  40,800 Metromedia International Group, Inc.(a)..................       255,000
  29,462 Milacron Inc. ...........................................       530,316
  15,200 Miller Industries Inc. ..................................        38,950
  11,740 Modine Manufacturing Co. ................................       349,265
   3,349 Moog Inc., Class A Shares(a).............................       110,098
  25,481 Morrison Knudsen Corp. ..................................       273,921
   5,109 NACCO Industries, Inc., Class A Shares...................       397,863
   1,840 NCH Corp. ...............................................        81,880
   8,082 NCI Building Systems, Inc.(a)............................       148,002
 100,000 Newport News Shipbuilding Inc. ..........................     3,143,750
  10,888 Nichols Research Corp. ..................................       231,370
  11,802 NL Industries, Inc. .....................................       142,362
   8,281 Nortek, Inc.(a)..........................................       295,011
  18,695 OM Group, Inc. ..........................................       736,116
  33,260 Paxar Corp.(a)...........................................       288,946
  24,329 Philadelphia Suburban Corp. .............................       564,129
   2,822 Polaris Industries Inc. .................................       101,416
  34,933 Polaroid Corp. ..........................................       947,558
 154,700 Policy Management Systems Corp.(a).......................     4,728,019
  15,300 Polymer Group, Inc.(a)...................................       214,200
  21,900 Potlatch Corp. ..........................................       845,888
  94,600 Precision Castparts Corp. ...............................     3,358,300
  25,474 Pulte Corp. .............................................       589,086
  10,576 Quanex Corp. ............................................       274,976
  22,000 Rayonier Inc. ...........................................       913,000
   8,877 Reliance Steel & Aluminum Co. ...........................       294,051
   4,000 Republic Group Inc. .....................................        63,750
   6,758 Robbins & Meyers, Inc. ..................................       158,813
  10,205 Rock-Tenn Co., Class A Shares............................       144,146
 153,600 Roper Industries, Inc. ..................................     5,500,800
  11,912 RTI International Metals, Inc.(a)........................       110,931
  12,149 Ryland Group Inc. .......................................       292,335
 309,507 Safety-Kleen Corp.(a)....................................     3,946,214
   4,800 Service Experts, Inc.(a).................................        54,000
   8,736 Silgan Holdings Inc.(a)..................................       157,248
     500 Simpson Manufacturing Co., Inc.(a).......................        25,750
   7,110 Skyline Corp. ...........................................       197,303
  20,700 Southern Peru Cooper Corp. ..............................       318,263
  19,700 StaffMark, Inc.(a).......................................       191,459
   9,133 Standard Pacific Corp. ..................................       102,175
 131,959 Standard Products Co. ...................................     4,569,080
   1,900 Steinway Musical Instruments, Inc.(a)....................        39,663
   4,985 Stepan Chemical Co. .....................................       122,444
   9,397 Texas Industries, Inc. ..................................       300,704

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Basic Industries -- 13.4% (continued)
  10,081 TJ International Inc. ...................................  $    293,609
  14,983 Toll Brothers Inc.(a)....................................       303,406
  13,700 TransMontaigne, Inc.(a)..................................       162,688
   9,700 U.S. Home Corp. .........................................       291,000
  79,300 USEC Inc. ...............................................       857,431
   6,600 Valmont Industries, Inc. ................................       104,775
  18,100 Veritas DGC Inc.(a)......................................       323,538
   3,600 Virco Manufacturing Corp. ...............................        55,800
   2,350 Watsco, Inc. ............................................        32,900
  13,526 Watts Industries, Inc., Class A Shares...................       297,572
  24,927 Wellman, Inc. ...........................................       419,085
  33,300 Wisconsin Central Transport Corp.(a).....................       530,719
  11,117 Wolverine Tube, Inc.(a)..................................       170,924
--------------------------------------------------------------------------------
                                                                      98,884,397
--------------------------------------------------------------------------------
 Biotechnology -- 0.1%
  14,400 MEMC Electronic Materials Inc.(a)........................       286,200
  12,530 Regeneron Pharmaceuticals Inc.(a)........................       119,035
  13,200 Thermedics Inc.(a).......................................        88,275
--------------------------------------------------------------------------------
                                                                         493,510
--------------------------------------------------------------------------------
 Broadcasting -- 0.1%
     350 AFC Cable Systems, Inc.(a)...............................        15,050
  18,408 Anixter International Inc.(a)............................       387,719
   5,016 On Command Corp.(a)......................................        90,288
     400 Radio One, Inc.(a).......................................        16,675
  14,500 Sinclair Broadcast Group Inc., Class A Shares(a)+........       235,625
   2,200 Young Broadcasting Inc., Class A Shares(a)...............       132,413
--------------------------------------------------------------------------------
                                                                         877,770
--------------------------------------------------------------------------------
 Capital Goods -- 1.9%
  16,564 A.O. Smith Corp. ........................................       449,299
   2,600 Allied Products Corp. ...................................        12,025
  16,454 Applied Industrial Technologies, Inc. ...................       247,838
   2,600 Applied Power Inc., Class A Shares.......................        79,625
   2,100 Asyst Technologies, Inc. ................................        65,625
  77,700 Aura Systems Inc.(a).....................................        33,994
     600 Briggs & Stratton Corp. .................................        36,525
  51,300 CommScope, Inc.(a).......................................     1,766,634
  14,034 Electroglas, Inc.(a).....................................       270,155
  20,125 Fedders Corp. ...........................................       130,813
  29,058 Flowserve Corp. .........................................       459,480
  13,287 FSI International, Inc. .................................        85,535
  10,200 Gardner Denver Inc.(a)...................................       195,713
  17,600 Global Industrial Technologies, Inc.(a)..................       195,800
  14,209 IDEX Corp. ..............................................       420,054
  12,326 JLG Industries Inc. .....................................       218,787
  16,800 Kulicke & Soffa Industries Inc.(a).......................       345,450
   5,278 Lawson Products, Inc. ...................................       121,394
   3,779 The Manitowoc Co., Inc. .................................       140,041
  35,400 National-Oilwell Inc.(a).................................       601,800
   4,977 Nordson Corp. ...........................................       244,651
 254,700 Ralcorp Holdings Inc.(a).................................     4,170,713
  16,500 Regal-Beloit Corp. ......................................       368,156
   5,900 Sauer Inc. ..............................................        73,750
  41,000 Tecumseh Products Co., Class A Shares....................     2,337,000
   2,900 Terex Corp. .............................................        77,938

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Capital Goods -- 1.9% (continued)
   1,800 Trex Co., Inc.(a)........................................  $     37,463
  35,660 Trinity Industries, Inc. ................................     1,118,833
--------------------------------------------------------------------------------
                                                                      14,305,091
--------------------------------------------------------------------------------
 Chemicals -- 0.7%
  40,700 Airgas Inc.(a)...........................................       534,188
  13,100 Arch Chemicals, Inc. ....................................       257,906
  14,525 ChemFirst Inc. ..........................................       370,388
  17,231 Crompton & Knowles Corp. ................................       301,543
  12,901 Ferro Corp. .............................................       309,624
  23,300 Gaylord Container Corp.(a)...............................       190,769
  11,730 Georgia Gulf Corp. ......................................       213,339
  14,288 Minerals Technologies Inc. ..............................       707,256
  21,572 Mississippi Chemical Corp. ..............................       163,138
  32,600 Olin Corp. ..............................................       462,513
     300 Penford Corp. ...........................................         4,425
   7,000 Primex Technologies, Inc. ...............................       146,125
   2,380 Scotts Co., Class A Shares(a)............................        94,456
  23,915 Terra Industries Inc.(a).................................        53,809
   1,900 Tetra Tech, Inc.(a)......................................        19,713
  19,500 W.R. Grace & Co.(a)......................................       372,938
  43,082 Witco Corp. .............................................       697,390
--------------------------------------------------------------------------------
                                                                       4,899,520
--------------------------------------------------------------------------------
 Consumer Durables -- 5.8%
   9,646 A.M. Castle & Co. .......................................       142,279
  25,415 A. Schulman, Inc. .......................................       455,882
  12,200 Actel Corp.(a)...........................................       191,388
  10,400 ACX Technologies, Inc.(a)................................       128,700
   5,400 Alltrista Corp.(a).......................................       135,000
   6,000 Amkor Technology, Inc.(a)+...............................       105,750
   4,400 Ampex Corp., Class A Shares(a)...........................        13,750
     700 Amphenol Corp., Class A Shares(a)........................        32,769
   4,600 Analogic Corp. ..........................................       154,100
  31,700 ASARCO Inc. .............................................       661,738
   2,992 Bacou USA, Inc.(a).......................................        53,856
  22,276 Baldor Electric Co. .....................................       395,399
   1,100 Battle Mountain Gold Co. ................................         1,925
  17,698 Belden Inc. .............................................       414,797
  15,000 BMC Industries Inc. .....................................       184,688
   8,800 Brooks Automation, Inc.(a)...............................       191,400
  22,264 Cable Design Technologies Corp.(a).......................       468,936
  12,200 Canandaigua Brands, Inc., Class A Shares(a)..............       706,075
  13,573 Coachmen Industries Inc. ................................       214,623
   6,500 Cohu, Inc. ..............................................       277,875
   8,214 Columbus McKinnon Corp. .................................       143,745
  10,621 Commercial Intertech Corp. ..............................       132,763
   4,659 Cubic Corp. .............................................       111,816
 445,900 DIMON Inc. ..............................................     1,922,934
  14,370 Donaldson Co., Inc. .....................................       282,011
  13,500 EarthShell Corp.(a)+.....................................        65,391
   1,749 Electro Scientific Industries Inc.(a)....................        69,960
   7,400 Exar Corp.(a)............................................       270,100
  94,400 Fleetwood Enterprises, Inc. .............................     1,923,400
   9,600 The Genlyte Group Inc.(a)................................       235,200
  15,000 Global Industries Ltd.(a)................................       167,813
  24,505 Griffon Corp.(a).........................................       174,598

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Consumer Durables -- 5.8% (continued)
   9,454 H.B. Fuller Co. .........................................  $    569,604
   7,700 Hadco Corp.(a)...........................................       320,031
  33,100 Hardinge, Inc. ..........................................       504,775
  11,731 Harnischfeger Industries, Inc.+..........................        16,863
   1,600 hi/fi, inc.(a)...........................................       193,100
  30,361 Imation Corp.(a).........................................       855,801
  12,073 IMCO Recycling Inc. .....................................       190,150
  65,542 Integrated Device Technology, Inc.(a)....................     1,278,069
  12,756 Ionics, Inc.(a)..........................................       373,113
   1,100 Itron, Inc.(a)...........................................         7,425
   3,000 JLK Direct Distribution Inc., Class A Shares(a)..........        24,563
  23,100 Kennametal Inc. .........................................       612,150
  18,800 Kent Electronics Corp.(a)................................       318,425
   7,700 Lam Research Corp.(a)....................................       434,569
 161,622 Lincoln Electric Holding Inc. ...........................     3,272,846
   4,663 Littelfuse, Inc.(a)......................................        92,677
  40,742 Longview Fibre Co. ......................................       527,100
  12,423 Lydall Inc. .............................................       134,324
  38,700 Mark IV Industries, Inc. ................................       766,744
  13,060 Marshall Industries(a)...................................       479,139
   8,688 Methode Electronics Inc. ................................       156,384
   2,813 Mine Safety Appliances Co. ..............................       180,032
   8,582 MotivePower Industries, Inc. ............................       106,202
  24,458 Mueller Industries, Inc.(a)..............................       758,198
   3,035 Oak Technology, Inc.(a)..................................        14,416
   2,000 Oakley, Inc.(a)..........................................        12,250
  35,138 Oakwood Homes Corp. .....................................       213,024
   8,057 Otter Tail Power Co. ....................................       320,769
   8,700 P-Com, Inc.(a)+..........................................        41,869
   7,279 Park Electrochemical Corp. ..............................       211,546
  20,754 Pioneer Standard Electronics, Inc. ......................       293,150
   7,600 Pittway Corp., Delaware, Class A Shares..................       250,325
 151,322 Prentiss Properties Trust................................     3,433,118
   1,100 Recoton Corp.(a).........................................         8,663
   6,000 Rogers Corp.(a)..........................................       191,250
   3,000 Scott Technologies Inc. .................................        56,906
   7,600 Shorewood Packaging Corp.(a).............................       112,100
  22,611 Silicon Valley Group Inc.(a).............................       268,506
     312 Siliconix Inc.(a)........................................        13,572
   9,393 Southern Union Co.(a)....................................       196,672
   9,800 Sovran Self Storage, Inc. ...............................       224,175
   4,400 Spartech Corp. ..........................................       122,375
   1,500 SpeedFam International, Inc.(a)..........................        14,813
  10,734 SpeedFam-IPEC, Inc.(a)...................................       105,998
   9,500 SPS Technologies, Inc.(a)................................       372,281
   3,981 Standex International Corp. .............................        91,065
   9,600 Stoneridge, Inc.(a)......................................       172,800
   4,500 Superior Services, Inc.(a)...............................       120,938
  37,766 Tektronix, Inc. .........................................     1,255,720
   3,250 Tennant Co. .............................................       109,891
     693 Thermo Optek Corp.(a)....................................         5,631
  40,623 The Timken Co. ..........................................       713,441
  14,000 Titanium Metals Corp. ...................................       119,875
   1,300 Tredegar Corp. ..........................................        28,275
  19,432 Tupperware Corp. ........................................       438,435
  35,348 UCAR International Inc.(a)...............................       861,608

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                          SECURITY                             VALUE

-------------------------------------------------------------------------------
 Consumer Durables -- 5.8% (continued)
   8,006 Ultratech Stepper, Inc.(a)..............................  $    107,080
  27,900 United Stationers Inc. .................................       631,238
 116,300 Universal Corp. ........................................     3,300,013
 147,256 Universal Forest Products, Inc. ........................     2,530,963
   5,100 Varian Inc.(a)..........................................        80,963
   7,970 Varian Semiconductor Equipment Associates, Inc.(a)......       181,318
   6,773 Vishay Intertechnology, Inc.(a).........................       145,196
   2,000 Watkins-Johnson Co. ....................................        66,250
 179,998 Wausau-Mosinee Paper Corp. .............................     2,474,973
   7,100 Woodward Governor Co. ..................................       176,613
  11,900 Wyman-Gordon Co.(a).....................................       218,663
   2,100 X-Rite, Inc. ...........................................        14,306
-------------------------------------------------------------------------------
                                                                     42,925,978
-------------------------------------------------------------------------------
 Consumer Goods -- 3.2%
   3,955 Aaron Rents Inc. .......................................        74,898
 132,200 ACNielsen Corp.(a)......................................     3,304,990
  12,721 American Business Products Inc. ........................       190,815
  10,036 Bassett Furniture Industries Inc. ......................       204,484
   4,200 Brady Corp., Class A Shares.............................       126,000
 100,000 C&D Technology, Inc. ...................................     3,150,000
  14,400 Central Garden & Pet Co.(a).............................       111,600
   5,900 Champion Enterprises Inc.(a)............................        50,150
   3,600 Direct Focus Inc.(a)....................................        63,450
 147,100 Ennis Business Forms, Inc. .............................     1,305,513
   6,500 Ethan Allen Interiors, Inc.+............................       189,719
  13,712 The Great Atlantic & Pacific Tea Co., Inc. .............       481,634
 182,000 Haverty Furniture Cos., Inc. ...........................     2,946,125
  32,590 Interface, Inc. ........................................       283,126
 175,046 Kimball International, Inc., Class B Shares.............     3,380,576
   1,400 Knoll, Inc.(a)..........................................        37,450
  97,171 La-Z-Boy Inc. ..........................................     2,131,689
   5,186 Marvel Enterprises, Inc.(a).............................        28,199
   5,809 Mikasa, Inc. ...........................................        70,434
   5,905 National Presto Industries, Inc. .......................       231,033
  12,776 O'Sullivan Industries Holdings, Inc.(a).................       201,222
   4,400 Pier 1 Imports, Inc. ...................................        23,925
  11,941 Playtex Products Inc.(a)................................       173,891
  38,282 Riviana Foods Inc. .....................................       732,143
   6,362 Robert Mondavi Corp., Class A Shares(a).................       219,887
 128,796 Russ Berrie & Co. Inc. .................................     3,018,656
   8,000 Select Comfort Corp.(a).................................        58,500
  12,960 Thomas Industries Inc. .................................       251,910
   9,119 The Toro Co. ...........................................       335,123
  14,200 Windmere-Durable Holdings Inc. .........................       206,788
-------------------------------------------------------------------------------
                                                                     23,583,930
-------------------------------------------------------------------------------
 Consumer Non-Durables -- 3.9%
     900 American Italian Pasta Co.(a)...........................        25,200
   6,500 Aurora Foods Inc.(a)....................................       109,688
  32,357 Bob Evans Farms, Inc. ..................................       659,274
  21,700 Boyds Collection Ltd.(a)................................       291,594
  10,600 Buckeye Technologies Inc.(a)............................       168,275
   5,359 Bush Boake Allen Inc.(a)................................       139,669
   7,406 Bush Industries Inc., Class A Shares....................        96,741
 306,000 Chiquita Brands International, Inc. ....................     2,027,250
  29,650 Corn Products International Inc. .......................       965,478

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Consumer Non-Durables -- 3.9% (continued)
   9,752 CORT Business Services Corp.(a)..........................  $    244,410
   7,346 Department 56, Inc.(a)...................................       205,688
  30,388 Earthgrains Co. .........................................       733,111
 215,300 Golden State Bancorp, Inc.(a)+...........................     4,319,456
   4,000 Grand Union Co.(a).......................................        51,750
 200,550 Hussmann International Inc. .............................     3,409,350
  14,400 Imperial Sugar Co. ......................................        87,300
  22,545 Information Resources Inc.(a)............................       245,177
   4,740 International Home Foods, Inc.(a)........................        94,800
  14,100 International Multifoods Corp. ..........................       319,894
  21,810 J.M. Smucker Co., Class A Shares.........................       501,630
   4,900 J&J Snack Foods Co. .....................................       102,900
   6,900 Lance, Inc. .............................................        89,700
   6,141 Libbey Inc. .............................................       188,068
 116,185 Michael Foods Inc. ......................................     3,216,874
  99,300 Nash-Finch Co. ..........................................       899,910
  55,600 Olsten Corp. ............................................       569,900
  21,081 P.H. Glatfelter Co. .....................................       278,006
  61,518 Pennzoil-Quaker State, Co. ..............................       853,562
   4,628 Performance Food Group Co.(a)............................       120,473
 150,763 Pilgrims Pride Corp., Class A Shares.....................     1,224,949
 116,527 Pilgrims Pride Corp., Class B Shares.....................     1,238,099
   4,700 Sanderson Farms, Inc. ...................................        49,938
     333 Seaboard Corp. ..........................................        80,586
  12,759 Schweitzer-Mauduit International, Inc. ..................       173,044
   9,400 Smithfield Foods, Inc.(a)................................       276,125
   8,276 Springs Industries Inc. .................................       310,867
  10,517 Standard Register Co. ...................................       284,616
  26,700 Suiza Foods Corp.(a).....................................       851,063
  69,200 Sunbeam Corp.(a)+........................................       428,175
 150,300 Universal Foods Corp. ...................................     3,175,088
   6,000 Worthington Foods, Inc. .................................        78,750
--------------------------------------------------------------------------------
                                                                      29,186,428
--------------------------------------------------------------------------------
 Consumer Services -- 7.2%
  14,500 ABC Rail Products Corp.(a)...............................       205,719
   2,168 ABM Industries Inc. .....................................        49,864
   9,070 Acceptance Insurance Cos. Inc. ..........................       120,178
  26,550 Alfa Corp. ..............................................       449,691
   3,821 Alleghany Corp.(a).......................................       690,646
   6,900 American Annuity Group, Inc. ............................       152,231
  12,090 American Heritage Life Investment Corp. .................       379,324
 132,024 AmerUs Life Holdings, Inc., Class A Shares...............     3,185,079
  15,196 Argonaut Group, Inc. ....................................       383,699
   2,300 ARM Financial Group, Inc. ...............................           575
  52,000 Arthur J. Gallagher & Co. ...............................     2,840,500
  15,600 Avis Rent A Car, Inc.(a).................................       343,200
  74,500 Bandag, Inc., Class A Shares.............................     1,978,896
   1,754 Berlitz International Inc.(a)............................        32,011
  31,871 Boyd Gaming Corp.(a).....................................       171,307
   2,600 Burns International Services Corp.(a)....................        40,788
   2,600 CACI International Inc.(a)...............................        58,500
   1,600 Carey International, Inc.(a).............................        34,800
   3,900 Carriage Services, Inc.(a)...............................        43,631
   4,940 The Chubb Corp. .........................................       282,506
   1,400 Corporate Executive Board Co.(a).........................        49,175
  77,800 Corporate Express Inc.(a)................................       692,906

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                          SECURITY                             VALUE

-------------------------------------------------------------------------------
 Consumer Services -- 7.2% (continued)
     700 CPI Corp. ..............................................  $     22,750
 416,200 Dal-Tile International Inc.(a)..........................     3,693,765
  11,720 Delphi Financial Group, Inc., Class A Shares(a).........       416,060
  11,800 Electro Rent Corp.(a)...................................       143,075
 190,000 ESG Re Ltd.(a)..........................................     2,565,000
 242,782 Exide Corp. ............................................     2,685,776
  30,000 Extended Stay America, Inc.(a)..........................       270,000
  16,076 Franklin Covey Co.(a)...................................       124,589
  10,400 Harleysville Group Inc. ................................       202,150
 216,700 HCC Insurance Holdings, Inc. ...........................     3,169,238
   2,200 Heidrick & Struggles International, Inc.(a).............        33,550
  33,700 Horace Mann Educators Corp. ............................     1,015,213
 107,750 HSB Group, Inc. ........................................     4,006,953
  33,224 Interim Services Inc. ..................................       612,568
     800 Intraware, Inc.(a)......................................        14,400
 122,600 Kelly Services, Inc., Class A Shares....................     3,448,125
   3,700 Korn/Ferry International(a).............................        61,975
  12,600 LandAmerica Financial Group.............................       291,375
   1,500 Lason, Inc.(a)+.........................................        67,781
  31,810 Leucadia National Corp. ................................       673,974
  10,400 Liberty Financial Cos., Inc. ...........................       267,800
   2,926 Markel Corp.+...........................................       513,879
  19,513 Medical Assurance, Inc.(a)..............................       490,264
  37,010 MeriStar Hospitality Corp. .............................       624,544
  37,600 The Mony Group Inc. ....................................     1,052,800
   6,783 National Processing Inc.(a).............................        58,503
   1,459 National Western Life Insurance, Class A Shares(a)......       132,040
   2,000 NFO Worldwide, Inc.(a)..................................        26,250
  49,340 Ohio Casualty Corp. ....................................       758,603
   5,193 Penn Treaty American Corp.(a)...........................       122,685
  18,418 Personnel Group of America, Inc.(a).....................       154,251
   3,000 Pitt-Des Moines, Inc. ..................................        72,750
  14,100 PMA Capital Corp. ......................................       279,356
 184,071 Presidential Life Corp. ................................     3,313,278
  25,734 Radian Group, Inc. .....................................     1,191,806
  54,800 Reliance Group Holdings, Inc. ..........................       260,300
   8,312 Risk Capital Holdings, Inc.(a)..........................       124,680
 169,274 Selective Insurance Group, Inc. ........................     3,015,193
   2,900 SITEL Corp.(a)..........................................        11,419
   5,900 StanCorp Financial Group, Inc. .........................       139,756
  11,998 State Auto Financial Corp. .............................       149,975
     993 Station Casinos, Inc.(a)................................        20,108
   8,900 Stewart Info Services Corp. ............................       185,231
   9,500 Superior National Insurance Group(a)....................       140,719
 314,900 Total Renal Care Holdings, Inc.(a)......................     2,538,881
  10,400 US Liquids Inc.(a)......................................        78,000
   5,951 United Fire & Casualty Co. .............................       137,245
   7,000 Volt Information Sciences, Inc.(a)......................       168,438
  15,435 W.R. Berkley Corp. .....................................       351,146
     615 The Wackenhut Corp.(a)..................................        14,875
   4,370 White Mountains Insurance Group.........................       569,193
  10,971 XTRA Corp.(a)...........................................       497,123
-------------------------------------------------------------------------------
                                                                     53,164,634
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Distribution -- 0.1%
   7,500 Anicom, Inc.(a)..........................................  $     46,406
  15,800 Aviall Inc. .............................................       175,775
  69,700 Merisel, Inc.(a).........................................       113,263
   1,500 Valley Media, Inc.(a)....................................        18,375
   4,800 WESCO International, Inc. ...............................        60,600
--------------------------------------------------------------------------------
                                                                         414,419
--------------------------------------------------------------------------------
 Energy -- 1.6%
  14,578 Arch Coal, Inc. .........................................       194,981
   6,700 Belco Oil & Gas Corp.(a).................................        46,063
  10,000 CONSOL Energy Inc. ......................................       134,375
  33,500 EEX Corp. ...............................................       159,125
   4,200 Hanover Compressor Co.(a)................................       150,938
  39,200 Helmerich & Payne, Inc. .................................     1,080,450
  12,200 IRI International Corp.(a)...............................        57,188
  66,300 Key Energy Group, Inc.(a)................................       310,781
   6,200 McMoRan Exploration Co.(a)...............................       125,163
  25,700 Patterson Energy, Inc.(a)................................       345,344
 129,590 RGS Energy Group Inc. ...................................     3,353,141
  18,800 Seitel, Inc.(a)..........................................       183,300
   9,000 St. Mary Land & Exploration Co. .........................       238,500
 170,000 Stolt Comex Seaway, S.A.(a)..............................     2,167,500
   2,000 Thermo Ecotek Corp.(a)...................................        15,500
   1,200 Trigen Energy Corp. .....................................        20,850
  10,200 UTI Energy Corp.(a)......................................       204,000
 437,200 Vlasic Foods International Inc.(a).......................     3,224,350
  12,700 Zapata Corp.(a)..........................................        75,406
--------------------------------------------------------------------------------
                                                                      12,086,955
--------------------------------------------------------------------------------
 Entertainment -- 0.5%
   1,400 The Ackerly Group, Inc. .................................        21,350
   1,024 AMC Entertainment Inc. ..................................        14,336
   4,000 Anchor Gaming(a).........................................       194,375
  23,432 Ascent Entertainment Group, Inc.(a)......................       319,261
  32,701 Aztar Corp.(a)...........................................       300,440
   6,600 Carmike Cinemas Inc., Class A Shares(a)..................        89,100
     500 Choice Hotels Corp.(a)...................................         8,125
   2,000 Dover Downs Entertainment, Inc. .........................        29,250
  23,122 Florida Panthers Holdings, Inc.(a).......................       229,775
  14,233 Gaylord Entertainment Co., Class A Shares................       434,107
  15,500 GTECH Holdings Corp.(a)..................................       391,375
  15,909 Hollywood Park Inc. .....................................       269,459
  19,800 Lodgian, Inc.+...........................................        86,625
   4,000 Lowes Cineplex Entertainment(a)..........................        31,750
  19,748 The Marcus Corp. ........................................       235,742
  12,400 Players International, Inc.(a)...........................        94,163
  40,552 Prime Hospitality Corp.(a)...............................       377,641
   7,600 Scientific Games Holdings Inc.(a)........................       154,375
 153,222 Wyndham International Inc.(a)............................       545,854
--------------------------------------------------------------------------------
                                                                       3,827,103
--------------------------------------------------------------------------------
 Financial Services -- 5.6%
  14,643 Advanta Corp., Class A Shares+...........................       288,284
   2,600 Affiliated Managers Group, Inc.(a).......................        69,388
   6,000 Alliance Bancorp.........................................       129,000
  33,700 Allied Capital Corp. ....................................       761,409
   6,379 AMERCO(a)................................................       160,272

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Financial Services -- 5.6% (continued)
  30,910 Arcadia Financial Ltd. ..................................  $    175,801
  10,700 Baldwin & Lyons Inc., Class B Shares.....................       227,375
   2,000 Banco Santander Puerto Rico..............................        34,125
   9,950 Bandag, Inc. ............................................       330,838
  22,400 Bank United Corp., Class A Shares+.......................       768,600
  15,800 Bay View Capital Corp. ..................................       257,738
   4,931 Black Hills Corp. .......................................       122,042
  17,361 Building One Services, Corp.(a)..........................       225,693
  17,500 Capital Reorg Corp. .....................................       212,188
  61,600 Capitol Federal Financial(a).............................       623,700
 112,700 CDI Corp.(a).............................................     3,395,078
   4,100 Century Business Services, Inc.(a)+......................        53,044
  12,900 CFS Bancorp..............................................       137,869
  16,300 Charter Municipal Mortgage Acceptence Corp. .............       202,731
  11,300 Chicago Title Corp. .....................................       512,031
   8,797 Chittenden Corp. ........................................       238,619
  13,076 CNA Surety Corp. ........................................       169,171
  20,845 Commerce Group Inc. .....................................       463,801
   1,900 CompuCredit Corp.(a).....................................        35,150
   8,700 ContiFinancial Corp.(a)+.................................        11,419
  16,530 Credit Acceptance Corp.(a)+..............................        97,114
   2,600 Creditrust Corp.(a)+.....................................        67,600
  57,370 Dain Rauscher Corp. .....................................     2,846,986
   1,106 Delta Financial Corp.(a)+................................         6,636
   5,800 Doral Financial Corp. ...................................        80,475
  16,828 Downey Financial Corp. ..................................       357,595
   7,600 DVI, Inc.(a).............................................       127,775
   1,338 E. W. Blanch Holdings, Inc. .............................        88,643
   5,100 East West Bancorp Inc. ..................................        50,363
  21,872 Enhance Financial Services Group Inc. ...................       448,376
   1,828 EVEREN Capital Corp. ....................................        55,526
   3,400 Farm Family Holdings Inc.(a).............................       135,575
  15,184 FBL Financial Group Inc. ................................       300,833
     975 Financial Federal Corp.(a)...............................        18,342
  43,955 The First American Financial Corp. ......................       653,831
   1,400 First Bankcorp of Puerto Rico............................        28,875
   4,000 First Busey Corp. .......................................        84,750
   5,168 First Financial Corp. of Indiana.........................       191,216
   8,880 First Financial Holdings Inc. ...........................       166,500
   7,400 First Indiana Corp. .....................................       170,200
   5,600 First Liberty Financial Corp. ...........................       163,100
   2,700 FirstCity Financial Corp.(a).............................         4,050
   7,883 Foremost Corp. of America................................       187,221
   9,100 Franchise Mortgage Acceptance Co.(a).....................        77,919
  10,300 Freedom Securities Corp. ................................       144,844
  24,804 Frontier Insurance Group Inc. ...........................       300,749
  11,924 Grand Premier Financial, Inc. ...........................       152,031
   7,622 Guarantee Life Cos., Inc. ...............................       191,503
   7,751 Hancock Holding Co. .....................................       295,507
   5,518 Harleysville National Corp. .............................       193,475
   5,900 Harris Financial, Inc. ..................................        60,106
  11,500 Hudson River Bancorp.....................................       134,406
  22,800 Imperial Credit Industries, Inc.(a)......................       123,975
  17,400 Jefferies Group, Inc. ...................................       430,650
   6,168 Kansas City Life Insurance Co. ..........................       251,732
  12,198 Liberty Corp. ...........................................       586,266

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Financial Services -- 5.6% (continued)
  16,200 Local Financial Corp.(a).................................  $    154,913
   2,800 Medallion Financial Co. .................................        55,475
   2,100 Michigan Financial Corp. ................................        67,988
   6,688 MidAmerica Bancorp.......................................       154,660
   3,600 Midland, Co..............................................        84,600
  13,360 MMI Cos., Inc. ..........................................       177,855
   8,400 Morgan Keegan Inc. ......................................       142,275
  13,365 National City Bancshares Inc. ...........................       341,643
   7,700 New Century Financial Corp.(a)...........................       129,938
     900 NextCard, Inc.(a)........................................        22,050
   5,400 Niagara Bancorp..........................................        56,025
  25,600 Ocwen Financial Corp.(a).................................       171,200
   5,750 Omega Financial Corp. ...................................       185,078
 111,600 Orion Capital Corp. .....................................     5,384,700
   1,600 PBOC Holdings, Inc.(a)...................................        16,000
   4,102 PEC Israel Economic Corp.(a).............................       140,237
   4,500 The Peoples Holding Co. .................................       121,500
   6,200 Philadelphia Consolidated Holding Corp.(a)...............       114,700
  37,890 Phoenix Investment Partners, Ltd. .......................       326,801
   7,900 PICO Holdings, Inc.(a)...................................       158,000
  10,000 Premier National Bancorp, Inc. ..........................       173,750
  16,626 Primark Corp. ...........................................       417,728
   1,400 Prism Financial Corp.+...................................        27,650
   6,600 Professional Group(a)....................................       171,600
 109,394 PXRE Corp. ..............................................     1,852,861
   4,600 Rare Medium Group(a)+....................................        43,700
 130,200 Raymond James Financial, Inc. ...........................     2,547,038
   4,872 Reinsurance Group of America, Inc. ......................       155,904
   2,000 Republic Bancorp.........................................        19,313
  17,300 Resource America, Inc., Class A Shares...................       173,000
  17,792 Resource Bancshares Mortgage Group, Inc. ................       106,752
  25,700 Richmond County Financial Corp. .........................       509,181
   6,712 RLI Corp. ...............................................       225,272
   3,900 Rock Financial Corp.(a)+.................................        68,250
   9,944 SCPIE Holdings Inc. .....................................       301,428
  10,900 Seacoast Financial Services Corp. .......................       121,263
   4,000 Second Bancorp Inc. .....................................       101,500
  34,500 Staten Island Bancorp Inc. ..............................       618,844
   3,200 Student Loan Corp. ......................................       128,000
  17,026 Thornberg Mortgage Asset Corp. ..........................       156,426
   8,780 Trenwick Group Inc. .....................................       192,611
   9,420 Triad Guaranty Inc.(a)...................................       183,690
  26,000 UICI(a)..................................................       684,125
  18,300 UniCapital Corp.(a)......................................        67,481
   7,600 Unistar Financial Service Corp.(a)+......................             0
  19,500 United Asset Management Corp. ...........................       381,469
  19,300 United Community Financial Corp. ........................       232,806
 323,900 UNOVA, Inc.(a)...........................................     4,878,744
   2,000 WFS Financial Inc.(a)....................................        41,750
     789 WSFS Financial Corp. ....................................        11,539
   7,615 Zenith National Insurance Corp. .........................       164,198
--------------------------------------------------------------------------------
                                                                      41,643,622
--------------------------------------------------------------------------------
 Health Care -- 3.7%
     800 Accredo Health, Inc.(a)..................................        27,750
  11,400 Acuson Corp.(a)..........................................       179,550

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Health Care -- 3.7% (continued)
   6,200 Alterra Healthcare Corp.(a)+.............................  $     62,000
   5,794 American HomePatient, Inc.(a)............................         5,070
  10,800 AmeriPath, Inc.(a).......................................       101,250
  38,933 Apria Healthcare Group Inc.(a)...........................       656,994
 133,216 Arrow International Inc. ................................     3,863,264
  73,242 Beverly Enterprises, Inc.(a).............................       366,210
   6,761 Bio-Rad Laboratories, Inc., Class A Shares(a)............       180,012
   1,900 BriteSmile, Inc.(a)+.....................................        17,813
  13,100 Carter Wallace Inc. .....................................       234,163
   1,000 Cell Pathways Inc.(a)+...................................        10,000
  18,824 Coherent Inc.(a).........................................       356,480
   2,800 Columbia Laboratories, Inc.(a)...........................        17,850
   1,500 Cooper Cos., Inc. .......................................        35,906
  14,300 Copley Pharmaceutical, Inc.(a)...........................       155,513
  41,200 Coventry Health Care, Inc.(a)............................       414,575
   3,800 Cygnus, Inc.(a)..........................................        44,413
   9,238 Datascope Corp.(a).......................................       288,688
   8,284 Deltic Timber Corp. .....................................       206,582
   7,799 Diagnostic Products Corp. ...............................       202,774
  18,500 Dura Pharmaceuticals, Inc.(a)............................       246,281
 134,600 EG&G, Inc. ..............................................     4,281,953
   8,268 First Health Group Corp.(a)..............................       178,279
   3,500 GelTex Pharmaceuticals, Inc.(a)+.........................        47,250
  14,100 Guilford Pharmaceuticals Inc.(a).........................       190,350
   6,405 Haemonetics Corp.(a).....................................       125,298
   3,200 Hanger Orthopedic Group Inc.(a)..........................        44,000
   1,700 Hologic Inc.(a)..........................................         8,394
   4,920 Innovative Clinical Solutions, Ltd.(a)...................         5,996
  40,800 Integrated Health Services Inc. .........................       124,950
 154,906 Invacare Corp. ..........................................     2,894,806
  42,991 Laboratory Corp. of America Holdings(a)..................       123,599
   9,837 LifePoint Hospitals, Inc.(a).............................        67,629
   5,368 Longs Drug Stores Corp. .................................       168,757
  25,100 Magellan Health Services, Inc.(a)........................       229,038
   1,900 Mannatech, Inc.(a)+......................................        13,300
  33,197 Mariner Post-Acute Network(a)............................        18,673
  24,000 Matria Healthcare, Inc.(a)...............................       142,500
  11,300 Maxxim Medical, Inc.(a)..................................       278,263
   3,000 MEDE AMERICA Corp.(a)....................................        68,625
   2,200 Mentor Corp. ............................................        51,425
  20,980 Mid Atlantic Medical Services, Inc.(a)...................       177,019
  19,212 National Health Investors Inc. ..........................       341,013
  46,400 NBTY Inc.(a).............................................       377,000
   3,700 NCS Healthcare Inc.(a)+..................................        13,413
   8,948 Neurogen Corp.(a)........................................       144,287
  15,640 Omega Healthcare Inc. ...................................       311,823
   2,300 Omega Protein Corp.(a)...................................        10,063
   3,700 OnHealth Network Co.(a)..................................        24,975
 287,066 Owens & Minor Inc. Holding Co. ..........................     3,175,668
   2,000 PathoGenesis Corp.(a)....................................        35,000
  17,700 Pe, Corp. - Celera Genomics Group(a).....................       508,875
   4,000 Pediatrix Medical Group Inc.(a)+.........................        59,750
  48,582 Perrigo Co.(a)...........................................       385,620
   2,000 Pharmaceutical Resources Inc. ...........................        12,750
  47,800 PhyCor, Inc.(a)..........................................       194,188
   8,800 Protein Design Labs, Inc.(a).............................       234,300

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                          SECURITY                             VALUE

-------------------------------------------------------------------------------
 Health Care -- 3.7% (continued)
   1,000 Province Healthcare Co.(a)..............................  $     15,750
   5,754 PSS World Medical, Inc.(a)..............................        51,426
   2,800 QuadraMed Corp.(a)......................................        24,938
  22,252 Quest Diagnostics Inc.(a)...............................       588,287
  58,479 Quorum Health Group, Inc.(a)............................       515,346
   2,200 Respironics, Inc.(a)....................................        21,863
   5,473 Roberts Pharmaceutical Corp.(a).........................       146,745
  17,025 Serologicals Corp.(a)...................................       108,534
  64,500 SICOR Inc.(a)...........................................       258,000
  21,533 Sierra Health Services, Inc.(a).........................       255,704
  19,700 Sola International Inc.(a)..............................       312,738
   1,900 Spectra-Physics Lasers Inc.(a)..........................        16,031
  31,371 Sun Healthcare Group, Inc.(a)+..........................        10,980
  17,217 Sunrise Medical Inc.(a).................................       120,519
   4,271 Trex Medical Corp.(a)...................................        18,686
   7,737 Triad Hospitals, Inc.(a)................................        86,558
  18,900 Twinlab Corp.(a)........................................       167,147
  12,900 Unilab Corp.(a).........................................        70,144
  26,113 US Oncology, Inc.(a)....................................       267,658
  24,870 Varian Medical Systems, Inc. ...........................       537,814
  49,800 Vencor Inc.(a)+.........................................         3,984
  39,500 Ventas, Inc. ...........................................       150,594
  17,400 Vertex Pharmaceuticals, Inc.(a).........................       482,850
   7,256 Veterinary Centers of America, Inc.(a)..................        80,723
   4,486 Vital Signs Inc. .......................................        90,000
   9,588 West Pharmaceutical Services............................       360,749
-------------------------------------------------------------------------------
                                                                     27,505,735
-------------------------------------------------------------------------------
 Publishing & Printing -- 3.4%
     900 Adelphia Communications Corp., Class A Shares(a)+ ......        55,800
  12,599 Applied Graphics Technologies, Inc.(a)..................       113,391
 131,900 Banta Corp. ............................................     3,099,650
     900 Big Flower Holdings Inc.(a).............................        25,988
  29,724 Bowne & Co., Inc. ......................................       412,421
   1,008 Houghton Mifflin Co. ...................................        48,132
  13,700 Journal Register Co.(a).................................       210,638
 116,200 Lee Enterprises Inc. ...................................     3,333,488
  78,000 Life USA Holding Inc. ..................................     1,603,885
 196,200 Merrill Corp. ..........................................     3,997,575
   5,000 Pulitzer Inc. ..........................................       219,063
   3,100 R.R. Donnelley, Corp.(a)................................        53,669
 179,583 Ryerson Tull, Inc. .....................................     3,400,853
   8,410 Scholastic Corp.(a).....................................       333,246
 327,600 Stride Rite Corp. ......................................     2,846,025
   5,100 West Marine(a)..........................................        45,581
  30,428 World Color Press, Inc.(a)..............................     1,118,229
 239,122 Yellow Corp.(a).........................................     3,796,062
  21,000 Ziff-Davis Inc. - ZD(a).................................       324,188
-------------------------------------------------------------------------------
                                                                     25,037,884
-------------------------------------------------------------------------------
 Real Estate -- 9.5%
   1,000 Act Networks Inc.(a)....................................         9,625
  34,300 Alexander & Baldwin, Inc. ..............................       829,631
   7,750 Alexandria Real Estate Equities, Inc. ..................       227,172
 169,004 American Health Properties, Inc. .......................     3,337,829
   7,000 American Industrial Properties REIT.....................        78,313
   1,500 American Retirement Corp.(a)............................        17,531

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Real Estate -- 9.5% (continued)
  11,310 Amli Residential Properties Trust........................  $    234,683
  35,500 AMRESCO Inc.(a)..........................................       237,406
     309 Apartment Investment & Management  Co....................        12,669
   5,100 Assisted Living Concepts Inc.(a).........................        14,663
  14,800 Associated Estates Realty Corp. .........................       137,825
  18,155 Bedford Property Investors, Inc. ........................       322,251
  30,300 Berkshire Realty Co. ....................................       352,238
  13,419 Boykin Lodging Co. ......................................       184,511
  20,876 Bradley Real Estate Inc. ................................       399,254
  28,500 Brandywine Realty Trust..................................       511,219
  35,013 BRE Properties, Class A Shares...........................       884,078
  25,800 Burnham Pacific Property Inc. ...........................       295,088
  36,177 Camden Property Trust....................................     1,003,912
  16,200 Capital Automotive REIT..................................       202,500
  54,644 Capstead Mortgage Corp. .................................       249,313
  12,537 Castle & Cooke Inc.(a)...................................       178,652
   5,900 CB Richard Ellis Services Inc.(a)........................        73,750
  17,696 CBL & Associates Properties, Inc. .......................       440,188
  18,000 Center Trust, Inc. ......................................       231,084
  15,896 CenterPoint Properties Corp. ............................       533,510
   8,445 Chateau Communities, Inc. ...............................       245,961
  10,330 Chelsea GCA Realty Inc. .................................       351,220
  21,100 Colonial Properties Trust................................       573,656
  23,779 Commercial Net Lease Realty Inc. ........................       274,945
  32,000 Cornerstone Realty Income Trust..........................       318,000
   6,400 Crestline Capital, Corp.(a)..............................       121,200
  19,908 Crown American Realty Trust..............................       146,822
  47,800 Developers Divers Realty Corp. ..........................       714,013
  14,102 EastGroup Properties, Inc. ..............................       262,650
 315,009 Enesco Group, Inc. ......................................     5,433,895
  11,400 Entertainment Properties Trust...........................       174,563
 135,776 Equitable Resources, Inc. ...............................     4,989,757
  31,859 Equity Inns, Inc. .......................................       278,766
  11,980 Essex Property Trust Inc. ...............................       420,798
  23,848 Federal Realty Investment Trust..........................       521,675
   6,720 Felcor Lodging Trust, Inc. ..............................       120,540
  30,069 First Industrial Realty Trust, Inc. .....................       770,518
   5,000 First Washington Realty Trust............................       110,313
   1,400 Forest City Enterprises, Inc., Class A Shares............        34,125
 135,000 Franchise Financial Corp. ...............................     2,927,813
  20,786 Gables Residential Trust.................................       497,565
   1,300 General Growth Properties, Inc. .........................        43,225
  25,294 Glenborough Realty Trust, Inc. ..........................       437,902
 180,600 Glimcher Realty Trust....................................     2,754,150
   5,850 Golf Trust of America Inc. ..............................       112,978
  13,620 Great Lakes REIT, Inc. ..................................       212,813
  11,922 Health Care Property Investors, Inc. ....................       309,972
  22,346 Health Care REIT, Inc. ..................................       449,713
  31,370 Healthcare Realty Trust Inc. ............................       637,203
  14,252 Home Properties of New York, Inc. .......................       384,804
  39,756 Hospitality Property Trust...............................     1,068,443
  27,500 Imperial Credit Commercial...............................       300,781
  58,200 IndyMac Mortgage Holdings, Inc. .........................       782,063
 301,801 Innkeepers USA Trust.....................................     2,735,072
   6,188 Insignia Financial Group, Inc.(a)........................        61,493
  27,200 IRT Property Co. ........................................       266,900

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Real Estate -- 9.5% (continued)
  26,230 JDN Realty Corp. ........................................  $    550,830
  10,300 JP Realty Inc. ..........................................       199,563
  21,806 Kilroy Realty Corp. .....................................       500,175
  20,981 Koger Equity Inc. .......................................       361,922
  13,400 Konover Property Trust...................................        87,100
   9,400 Lasalle Hotel Properties.................................       135,713
  14,100 Lexington Corporate Properties Trust.....................       157,744
  21,207 LNR Property Corp. ......................................       394,980
  24,183 LTC Properties, Inc. ....................................       269,036
  23,900 Macerich Co. ............................................       598,994
  12,300 Manufactured Home Communities, Inc. .....................       299,813
  16,100 Mid-America Apartment Communities, Inc. .................       351,181
 122,373 National Golf Properties Inc. ...........................     2,738,096
  36,252 Nationwide Health Properties, Inc. ......................       564,172
 140,000 New Plan Excel Realty Trust..............................     2,651,250
  14,414 Pacific Gulf Properties Inc. ............................       315,306
   7,000 Pan Pacific Retail Properties Inc. ......................       129,938
   9,200 Parkway Properties, Inc. ................................       303,600
   8,500 Pennsylvania REIT........................................       169,469
   4,300 Prime Group Realty Trust.................................        71,219
  39,041 Prime Retail, Inc. ......................................       292,808
   5,700 Prison Realty Trust Inc. ................................        74,456
  19,000 PS Business Parks Inc. ..................................       427,500
  21,221 Realty Income Corp. .....................................       503,999
  31,600 Reckson Associates Realty Corp. .........................       655,700
   7,500 Redwood Trust Inc. ......................................       105,469
  27,188 Regency Realty Corp. ....................................       570,948
  18,600 RFS Hotels Investment Inc. ..............................       212,738
   2,000 Saul Centers Inc. .......................................        30,875
  29,100 Security Capital Group, Class B Shares(a)................       409,219
 122,779 Shurgard Storage Centers Inc., Class A Shares............     3,100,170
  17,100 SL Green Realty Corp. ...................................       355,894
  20,888 Storage USA Inc. ........................................       604,447
  17,814 Summit Properties Inc.+ .................................       354,053
  13,426 Sun Communities Inc. ....................................       479,980
  30,955 Sunstone Hotel Investors Inc. ...........................       278,595
   4,744 Tanger Factory Outlet Center, Inc. ......................       115,339
  29,900 Taubman Centers, Inc. ...................................       381,225
 139,655 TriNet Corp. Realty Trust, Inc. .........................     3,412,819
 325,900 United Dominion Realty Trust.............................     3,747,850
   8,000 Urban Shopping Centers Inc. .............................       245,500
  11,600 US Restaurant Properties.................................       197,200
  19,085 Walden Residential Properties, Inc. .....................       359,037
  33,794 Walter Industries, Inc.(a)...............................       418,201
   4,463 Washington Real Estate Investment Trust..................        71,966
  17,500 Weingarten Realty Investments............................       694,531
  15,000 Wellsford Residential Property Trust(a)..................       137,805
  16,300 Western Properties Trust.................................       180,319
  21,600 Westfield America, Inc. .................................       313,200
--------------------------------------------------------------------------------
                                                                      70,427,146
--------------------------------------------------------------------------------
 Recreation -- 0.7%
  43,994 AMF Bowling, Inc.(a)+....................................       175,976
  16,653 Arctic Cat Inc. .........................................       157,163
   3,785 Coleman Co., Inc.(a).....................................        34,775
   5,800 Sodak Gaming Inc.(a).....................................        56,550

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Recreation -- 0.7% (continued)
 315,400 Sturm Ruger & Co. Inc. ..................................  $  3,035,725
   3,300 Sunterra, Corp.(a).......................................        43,519
  41,263 Thor Industries, Inc. ...................................     1,108,943
  15,400 Vail Resorts(a)+.........................................       272,388
   3,900 WMS Industries Inc. .....................................        42,413
--------------------------------------------------------------------------------
                                                                       4,927,452
--------------------------------------------------------------------------------
 Restaurant -- 0.8%
  25,900 Advantica Restaurant Group(a)............................        79,319
   5,300 Applebee's International, Inc. ..........................       164,631
   7,300 Avado Brands, Inc. ......................................        50,188
  34,663 Buffetts Inc.(a).........................................       387,792
  43,511 CBRL Group, Inc. ........................................       571,082
  13,450 CKE Restaurants, Inc. ...................................       108,441
   4,100 Consolidated Products, Inc. .............................        59,450
  10,200 Del Monte Foods Co.(a)...................................       154,275
     735 Farmer Brothers Co. .....................................       147,459
   2,402 IHOP Corp.(a)............................................        54,045
  22,838 Landry's Seafood Restaurant, Inc.(a).....................       194,123
  32,539 Lone Star Steakhouse & Saloon, Inc.(a)...................       248,110
 218,786 Luby's, Inc. ............................................     2,926,263
   4,100 O' Charley's Inc.(a).....................................        63,038
   2,400 P.F. Changs China Bistro Inc.(a).........................        52,800
   1,100 RARE Hospitality International Inc.(a)...................        21,656
   4,638 Ruby Tuesday, Inc. ......................................        84,064
  31,100 Ryan's Family Steak Houses Inc.(a).......................       301,281
   7,643 Sbarro Inc. .............................................       210,183
   6,125 Smart & Final Inc.(a)....................................        59,336
--------------------------------------------------------------------------------
                                                                       5,937,536
--------------------------------------------------------------------------------
 Retail -- 3.5%
   4,000 Ames Department Stores, Inc.(a)..........................       117,500
   1,139 AnnTaylor Stores Corp.(a)................................        37,729
   7,600 barnesandnoble.com inc.(a)...............................       142,500
   8,693 Bindley Wetern Industries, Inc. .........................       145,608
  16,800 The Bombay Co. Inc.(a)...................................       103,950
  31,642 Borders Group, Inc.(a)...................................       421,234
 149,400 Brown Shoe Co., Inc. ....................................     2,595,825
 156,380 Burlington Coat Factory Wholesale Corp. .................     2,580,270
  36,430 Callaway Golf Co. .......................................       362,023
   6,400 Casey's General Stores Inc. .............................        85,600
  20,012 Cash America International Inc. .........................       143,836
  11,500 The Cato Corp., Class A Shares...........................       154,531
  77,621 Charming Shoppes Inc.(a).................................       431,767
     600 Cheap Tickets Inc.(a)....................................        22,200
  29,800 CHS Electronics, Inc.(a).................................        70,776
     100 Claire's Stores, Inc. ...................................         1,881
   2,900 Columbia Sportswear Co.(a)...............................        52,019
  61,181 CompUSA, Inc.(a).........................................       370,910
   2,900 Cyberian Outpost Inc.(a)+................................        23,744
   2,400 David's Bridal(a)+.......................................        21,975
   7,082 Discount Auto Parts Inc.(a)..............................       135,443
   7,534 Donna Karan International, Inc.(a).......................        62,156
  12,900 Dress Barn Inc.(a).......................................       194,306
   9,200 Family Golf Centers Inc.(a)+.............................        11,500
   7,700 The Finish Line, Class A Shares(a).......................        68,819

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Retail -- 3.5% (continued)
  30,334 Fleming Cos. Inc. .......................................  $    365,904
  10,329 Footstar Inc.(a).........................................       335,693
 311,800 Foster Wheeler Corp. ....................................     4,033,913
   8,900 Goody's Family Clothing Inc. ............................        82,047
   2,414 Guess ?, Inc.(a).........................................        31,835
  14,400 Gymboree Corp.(a)........................................        74,700
  23,115 Handleman Co. ...........................................       306,274
  48,826 Helig-Meyers Co. ........................................       259,388
 123,550 Hughes Supply Inc. ......................................     2,872,538
   1,700 Imall, Inc.(a)...........................................        29,431
   7,189 Ingles Markets, Inc., Class A Shares.....................        96,602
   5,600 InterTAN, Inc.(a)........................................       103,600
  13,900 Jo-Ann Stores, Inc., Class A Shares(a)...................       190,256
 152,000 Jostens, Inc. ...........................................     3,059,000
   8,300 Just For Feet Inc.(a)+...................................        33,719
   5,887 L.S. Starrett Co., Class A Shares........................       143,864
   1,610 Lands' End, Inc. ........................................        81,104
   8,815 Michaels Stores Inc.(a)..................................       270,510
  22,587 Micro Warehouse Inc.(a)..................................       276,691
   3,800 Movado Group, Inc. ......................................       101,175
  18,000 Nautica Enterprises, Inc.(a).............................       241,875
  71,918 OfficeMax, Inc.(a).......................................       543,880
  16,700 PETCO Animal Supplies, Inc.(a)...........................       208,750
  34,582 Reebok International Ltd.(a)+............................       408,500
  22,121 Ruddick Corp. ...........................................       410,621
  22,900 Russell Corp. ...........................................       383,575
  57,700 Seven Eleven Japan Co. ADR...............................       119,006
  23,742 ShopKo Stores, Inc. .....................................       679,615
  12,738 Spiegel Inc., Class A Shares.............................       113,846
   4,900 Stein Mart Inc.(a).......................................        33,994
  27,000 Systemax, Inc.(a)........................................       251,438
   6,446 The Talbots, Inc. .......................................       199,423
   3,900 Tractor Supply Co.(a)....................................        80,438
   9,800 Trans World Entertainment Corp.(a).......................       117,600
   1,600 Tuesday Morning Corp.(a).................................        31,900
   1,000 U.S.A Floral Products, Inc.(a)...........................         4,188
  23,600 U.S. Office Products Co.(a)..............................        91,450
  10,400 United Retail Grouptelegraph(a)..........................       131,300
   2,900 Value America Inc.(a)+...................................        30,631
   9,843 Value City Department Stores Inc.(a).....................       123,038
  30,100 Wolverine World Wide, Inc. ..............................       340,506
--------------------------------------------------------------------------------
                                                                      25,651,920
--------------------------------------------------------------------------------
 Software -- 1.2%
   5,000 AboveNet Communications Inc.(a)..........................       169,688
     300 Allaire Corp.(a).........................................        15,000
   7,300 Ashton Technology Group(a)+..............................        67,297
  95,800 Autodesk, Inc. ..........................................     2,203,400
   8,000 Avant Corp.(a)...........................................       113,000
  12,500 Avid Technology, Inc.(a).................................       157,813
  31,644 CompuCom Systems, Inc.(a)................................       114,710
   1,300 Epicor Software, Corp.(a)................................         4,875
   2,000 Fidelity Holdings Inc.(a)+...............................        39,500
  21,149 Fidelity National Financial, Inc.(a).....................       325,166
     900 Flashnet Communications Inc.(a)..........................        11,475
  24,788 InaCom Corp.(a)..........................................       241,683

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Software -- 1.2% (continued)
   8,500 JDA Software Group Inc.(a)...............................  $     75,969
   4,000 Launch Media Inc.(a).....................................        49,250
   6,300 Manugistics Group, Inc.(a)...............................        78,750
     500 Media Metrix Inc.(a).....................................        23,984
   2,400 Midway Games Inc.(a).....................................        31,500
     700 Mpath Interactive Inc.(a)................................         8,269
   1,800 Onemain.com Inc.(a)......................................        30,150
  14,800 Pegasystems, Inc.(a).....................................       123,950
  10,100 Phoenix Technology Ltd.(a)...............................       112,994
   1,700 Proxicom Inc.(a).........................................        77,350
  34,547 S3 Inc.(a)...............................................       345,470
   1,000 Structural Dynamics Research Corp.(a)....................        16,125
 218,100 Wallace Computer Service Inc. ...........................     4,661,888
   8,800 Wave Systems, Class A Shares(a)+.........................        85,250
   1,100 Worldgate Communication Inc.(a)..........................        31,694
--------------------------------------------------------------------------------
                                                                       9,216,200
--------------------------------------------------------------------------------
 Steel -- 1.3%
 104,600 Bethlehem Steel Corp.(a).................................       804,113
   9,511 Citation Corp.(a)........................................       150,393
  94,156 Cleveland Cliffs Inc. ...................................     3,018,877
 135,625 Harsco Corp. ............................................     3,755,117
  83,500 LTV Corp. ...............................................       480,125
  12,200 Maverick Tube Corp.(a)...................................       215,788
  15,465 National Steel Corp., Class A Shares.....................       125,653
  20,040 Oregon Steel Mills Inc. .................................       219,188
   5,282 Rogue Industries Inc. ...................................        38,295
     851 Shiloh Industries, Inc.(a)...............................        10,212
   2,400 Steel Dynamics, Inc.(a)+.................................        43,200
  61,501 Worthington Industries, Inc. ............................       922,515
--------------------------------------------------------------------------------
                                                                       9,783,476
--------------------------------------------------------------------------------
 Technology -- 4.1%
     600 Albany Molecular Research, Inc.(a).......................        18,750
  19,100 Alliance Semiconductor Corp.(a)..........................       213,681
   4,100 Anacomp Inc.(a)..........................................        68,675
  20,692 AptarGroup, Inc. ........................................       532,819
   6,800 Aspen Technology, Inc.(a)................................        58,225
   5,100 Auspex Systems Inc.(a)...................................        56,419
  11,740 Block Drug Inc., Class A Shares..........................       471,801
  22,657 Checkpoint Systems, Inc.(a)..............................       192,585
  50,835 Cirrus Logic Inc.(a).....................................       568,717
  65,000 Cordant Technologies, Inc. ..............................     2,689,375
  34,200 Cypress Semiconductor Corp.(a)...........................       790,875
  33,860 Cytec Industries Inc.(a).................................       789,361
   7,700 Daisytek International Corp.(a)..........................        89,513
  53,000 Dallas Semiconductor Corp. ..............................     2,676,500
  40,200 Data General Corp.(a)....................................       741,188
   6,800 EMCOR Group, Inc.(a).....................................       144,925
  20,600 Ess Technology, Inc.(a)..................................       260,075
  13,630 Esterline Technologies Corp.(a)..........................       223,191
 451,600 Ethyl Corp. .............................................     2,399,125
  10,100 Gentek, Inc.(a)..........................................       120,569
 453,300 Halter Marine Group, Inc.(a).............................     2,408,156
  10,200 Herbalife International, Inc. ...........................       122,400
   4,600 Hutchinson Tech(a).......................................       124,200
   9,600 Hypercom Corp.(a)........................................        74,400

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Technology -- 4.1% (continued)
  15,100 In Focus Systems, Inc.(a)................................  $    241,600
   3,800 Innovex Inc. ............................................        52,725
  35,866 Intergraph Corp.(a)......................................       199,505
  23,782 International Rectifier Corp.(a).........................       383,485
  11,840 International Specialty Products, Inc. ..................       111,740
   5,800 ITI Technologies Inc.(a).................................       134,125
  41,700 Komag Inc.(a)............................................       132,919
  39,073 M.A. Hanna Co. ..........................................       534,812
   1,300 Maxwell Technologies Inc. ...............................        28,763
  31,743 Mentor Graphics Corp.(a).................................       284,695
   3,800 Micron Electronics Inc.(a)...............................        36,813
 234,460 MTS Systems Corp. .......................................     2,579,060
 153,300 Nabors Industries, Inc.(a)+..............................     4,139,100
   9,600 Octel Corp.(a)...........................................       109,200
  27,425 Read-Rite Corp.(a).......................................       154,266
  46,000 Sensormatic Electronics Corp.(a).........................       537,625
  32,974 Sequent Computer Systems Inc.(a).........................       581,167
   1,600 SMART Modular Technologies, Inc.(a)......................        33,300
   7,034 Stone & Webster Inc. ....................................       180,686
   2,115 Superior Telecom Inc.+ ..................................        55,651
  54,600 Sybase Inc.(a)...........................................       682,500
     929 Telxon Corp. ............................................         7,780
   4,809 ThermoQuest Corp.(a).....................................        49,893
   2,200 Tut Systems Inc.(a)......................................        54,450
   9,000 URS Corp. ...............................................       222,750
  38,100 Western Digital Corp.(a)+................................       233,363
 146,733 Westinghouse Air Brake Co. ..............................     2,962,172
--------------------------------------------------------------------------------
                                                                      30,559,670
--------------------------------------------------------------------------------
 Telecommunications -- 0.9%
   1,230 Adaptive Broadband, Corp.(a).............................        39,206
 150,645 Albany International Corp., Class A Shares...............     2,495,048
  20,627 Allen Telecom Inc.(a)....................................       174,040
     799 ALLTEL Corp. ............................................        54,032
  50,706 Andrew Corp.(a)..........................................       887,355
  12,400 Aspect Telecommunications Corp.(a).......................       137,175
   4,900 Associated Group Inc.(a).................................       275,013
  20,900 Brightpoint, Inc.(a).....................................        73,803
   2,000 CellNet Data Systems, Inc.(a)............................        13,938
   1,000 Com21, Inc.(a)...........................................        18,000
   1,600 CommNet Cellular Inc.(a).................................        50,000
   7,400 CT Communications, Inc. .................................       299,700
     400 Davox Corp.(a)...........................................         5,575
  27,987 General Communications, Inc., Class A Shares(a)..........       170,546
  50,648 Glenayre Technologies, Inc.(a)...........................       158,275
   1,000 Hyperion Telecommunications, Inc.(a).....................        18,813
     800 IPC Communications(a)....................................        39,400
     500 L-3 Communications Holdings, Inc.(a).....................        19,844
   1,200 Leap Wireless International, Inc.(a)+....................        20,850
     700 Metricom, Inc.(a)+.......................................        16,800
  18,300 MRV Communications Inc.(a)+..............................       337,406
  16,560 Network Equipment Technologies, Inc.(a)..................       144,900
   2,500 Network Peripherals Inc.(a)..............................        49,375
   2,100 Omnipoint Corp.(a)+......................................        85,050
   2,700 Pagemart Wireless Inc., Class A Shares(a)................        17,213
   6,500 Paging Network, Inc.(a)..................................        20,109
  31,849 PictureTel Corp.(a)......................................       176,165

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Telecommunications -- 0.9% (continued)
  20,200 Pinnacle Holdings Inc.(a)................................  $    508,788
   9,300 Premiere Technologies Inc.(a)............................        60,741
   4,000 Premisys Communications, Inc.(a).........................        29,250
   1,300 TALK.com, Inc.(a)........................................        13,406
     500 Viatel, Inc.(a)..........................................        19,344
--------------------------------------------------------------------------------
                                                                       6,429,160
--------------------------------------------------------------------------------
 Textiles -- 1.1%
 160,267 Authentic Fitness Corp. .................................     2,774,622
  44,916 Burlington Industries Inc.(a)............................       255,460
     676 CN Galey & Lord Inc.(a)..................................         2,789
  17,500 Dan River Inc., Class A Shares(a)........................       122,500
 169,360 Gerber Scientific, Inc. .................................     3,461,295
  12,991 Guilford Mills Inc. .....................................       122,603
  17,893 Kellwood Co. ............................................       427,195
  26,600 Kemet Corp.(a)...........................................       686,613
   4,831 Oxford Industries Inc. ..................................       104,470
  17,359 Phillips-Van Heusen......................................       147,552
   7,720 Pillowtex Corp. .........................................        84,438
   6,900 Synthetic Industries Inc.(a).............................       175,950
   8,247 UniFirst Corp. ..........................................       124,736
--------------------------------------------------------------------------------
                                                                       8,490,223
--------------------------------------------------------------------------------
 Tobacco -- 0.5%
   5,800 Brooke Group Ltd.+.......................................       112,738
 165,900 Cabot Industrial Trust...................................     3,349,096
   5,818 General Cigar Holdings, Inc.(a)..........................        37,453
--------------------------------------------------------------------------------
                                                                       3,499,287
--------------------------------------------------------------------------------
 Transportation -- 4.4%
  16,274 Air Express International Corp. .........................       397,696
 138,300 Airborne Freight Corp. ..................................     3,483,431
   7,975 Airtran Holdings, Inc.(a)................................        44,112
  20,575 Alaska Air Group Inc.(a).................................       889,869
  27,421 America West Holdings Corp.(a)...........................       534,710
   4,200 American Axel & Manufacturing Holdings(a)................        65,625
   9,809 American Freightways Corp.(a)............................       205,989
  15,091 Arnold Industries Inc. ..................................       215,047
     600 Atlantic Coast Airlines Holdings, Inc.(a)................        11,925
  20,100 Budget Group Inc., Class A Shares(a).....................       177,131
   4,200 C.H. Robinson Worldwide, Inc. ...........................       132,300
   9,693 Circle International Group Inc. .........................       239,902
  18,338 Consolidated Freightways Corp.(a)........................       198,280
   4,100 Covenant Transport, Inc.(a)..............................        69,188
  18,900 Dollar Thrifty Automotive Group(a).......................       355,556
  23,356 Florida East Coast Industries, Inc. .....................       840,816
   7,600 Frontier Airlines, Inc.(a)...............................        95,475
     300 Gulfmark Offshore, Inc.(a)...............................         5,625
   6,800 Heartland Express, Inc.(a)...............................       101,150
   4,900 Hub Group(a).............................................       113,313
   4,563 Hvide Marine Inc.(a)+....................................         2,424
  10,098 Interpool Inc. ..........................................        95,931
  16,900 J.B.Hunt Transport Services, Inc. .......................       250,331
   3,000 Keystone Automotive Industries Inc.(a)...................        43,500
   1,205 Kirby Corp. .............................................        24,100
   3,381 Landstar Systems Inc.(a).................................       125,097
   6,810 M.S. Carriers Inc.(a)....................................       194,085

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Transportation -- 4.4% (continued)
 408,400 MagneTek, Inc.(a)........................................  $  3,777,700
 155,000 Meritor Automotive Inc. .................................     3,380,938
  19,700 Mesa Air Group Inc.(a)...................................       135,438
   4,810 Midwest Express Holdings, Inc.(a)........................       129,870
  13,204 Myers Industries Inc. ...................................       270,690
   5,000 National Equipment Services, Inc.(a).....................        43,438
  15,000 NationsRent, Inc.(a).....................................       101,250
  17,918 Offshore Logistics, Inc. ................................       209,417
  22,004 Overseas Shipholding Group, Inc. ........................       306,681
  14,762 Pittston BAX Group.......................................       131,935
  28,347 Pittston Brink's Group Inc. .............................       675,013
   9,978 Roadway Express Inc. ....................................       210,162
 302,453 Rollins Truck Leasing Corp...............................     3,137,950
 334,500 Scitex Corp.(a)..........................................     3,135,938
  75,000 Sea Containers Ltd. .....................................     2,287,500
   3,700 SkyWest Inc. ............................................        74,463
  22,101 Stewart & Stevenson Services, Inc. ......................       262,449
  51,722 Trans World Airlines, Inc.(a)+...........................       203,655
   6,100 U.S. Xpress Enterprises, Inc., Class A Shares(a).........        64,813
  16,253 United Auto Group Inc.(a)................................       205,194
  85,783 US Freightways Corp. ....................................     4,160,476
  24,476 Werner Enterprises Inc. .................................       517,820
--------------------------------------------------------------------------------
                                                                      32,335,398
--------------------------------------------------------------------------------
 Utilities -- 10.0%
  47,088 AGL Resources Inc. ......................................       850,527
  24,321 Atmos Energy Corp. ......................................       609,545
 188,564 Avista Corp. ............................................     3,252,729
   1,200 Basin Exploration Inc.(a)................................        27,300
  15,529 Cabot Oil & Gas Corp., Class A Shares....................       296,022
   5,500 Cascade Natural Gas Corp. ...............................       100,719
  13,300 Central Hudson Gas & Electric Corp. .....................       561,925
 113,200 Central Newspapers, Inc., Class A Shares.................     4,789,765
  33,773 Chesapeake Energy Corp. .................................       109,762
  10,764 CILCORP, Inc. ...........................................       693,605
  17,807 Cleco Corp. .............................................       592,083
 165,600 CMP Group Inc. ..........................................     4,398,750
   2,390 Colonial Gas Co. ........................................        89,924
  12,131 Commonwealth Energy Systems Co. .........................       534,977
   2,600 Compx International Inc.(a)..............................        44,200
   8,558 Connecticut Energy Corp. ................................       319,855
   5,000 Cross Timbers Oil Co. ...................................        61,875
   6,800 CTG Resources, Inc. .....................................       243,525
   6,719 E' Town Corp. ...........................................       340,989
   1,363 Eagle Geophysical, Inc.(a)...............................           852
  16,115 Eastern Utilities Associates.............................       482,443
  47,102 El Paso Electric Co.(a)..................................       432,750
  12,805 Empire District Electric Co. ............................       326,528
 160,966 Energen Corp. ...........................................     3,038,233
   4,165 Forest Oil Corp.(a)......................................        62,215
  10,004 General Cable Corp. .....................................       145,058
 110,100 Grey Wolf Inc.(a)........................................       323,419
 106,000 Harken Energy Corp.(a)...................................       178,875
  25,435 Hawaiian Electric Industries, Inc. ......................       904,532
  13,829 HS Resources, Inc.(a)....................................       236,822
  30,400 IDACORP, Inc. ...........................................       951,900

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                 Small Capitalization Value Equity Investments


   SHARES                         SECURITY                           VALUE

------------------------------------------------------------------------------
 Utilities -- 10.0% (continued)
     24,712 Indiana Energy, Inc. ...............................  $    523,586
     14,513 Laclede Gas Co. ....................................       314,751
     15,347 Louis Dreyfus Natural Gas Corp.(a)..................       335,716
     12,959 Madison Gas & Electric Co. .........................       255,940
     45,200 Marine Drilling Cos., Inc.(a).......................       717,550
     38,150 MDU Resources Group, Inc. ..........................       896,525
      3,042 The Meridian Resource Corp.(a)......................        14,450
     16,100 Mitchell Energy & Development Corp., Class A
             Shares.............................................       328,038
    185,000 Mitchell Energy & Development Corp., Class B
             Shares.............................................     3,653,750
     58,000 National Fuel Gas Co. ..............................     2,729,625
     14,103 New Jersey Resources Corp. .........................       546,491
      6,500 Newfield Exploration Co.(a)+........................       197,438
     19,636 Northwest Natural Gas Co. ..........................       490,900
     18,409 NorthWestern Corp. .................................       455,623
     14,068 Nuevo Energy Co.(a).................................       246,190
     11,073 NUI Corp. ..........................................       283,746
     14,329 Oceaneering International, Inc.(a)..................       287,476
     25,265 ONEOK, Inc. ........................................       784,794
     51,295 Parker Drilling Co.(a)..............................       256,475
     75,000 Penn Virginia Corp. ................................     1,635,938
      4,003 Pennsylvania Enterprises Inc. ......................       125,094
     24,408 Piedmont Natural Gas Inc. ..........................       819,194
     80,714 Pioneer Natural Resource Co. .......................       918,122
     18,302 Pool Energy Services Co.(a).........................       482,715
     34,100 Pride International Inc.(a).........................       507,238
    164,054 Public Service Co. of New Mexico....................     3,086,266
     14,313 Public Service Co. of North Carolina Inc. ..........       436,547
     12,276 RPC Energy Services.................................        93,605
    298,255 Santa Fe Snyder Corp.(a)............................     2,907,986
      9,608 SEACOR SMIT Inc.(a).................................       499,016
     13,839 SEMCO Energy, Inc. .................................       200,666
     75,943 Sierra Pacific Resorces.............................     1,851,111
     18,636 Sigcorp, Inc. ......................................       499,678
      1,600 SJW Corp. ..........................................       137,400
      6,180 South Jersey Industries Inc. .......................       176,130
     24,067 Southwest Gas Corp. ................................       670,868
     20,414 Southwestern Energy Co. ............................       182,450
     12,040 Swift Energy Co.(a).................................       152,005
     25,512 Tesoro Petroleum Corp.(a)...........................       460,811
      9,966 TNP Enterprises Inc. ...............................       372,479
     12,028 Tom Brown Inc.(a)...................................       197,710
     23,000 Tuboscope Inc.(a)...................................       334,938
     25,959 UGI Corp.+ .........................................       595,435
    270,059 Unifi, Inc.(a)......................................     3,645,797
     26,020 Unisource Energy Corp.(a)...........................       310,614
     74,389 United Illuminating Co..............................     3,719,450
     21,457 United Water Resources, Inc.........................       718,810
     39,240 Valero Energy Corp..................................       833,850
     43,900 Varco International, Inc.(a)........................       543,263
      2,802 Vintage Petroleum, Inc..............................        40,104
    152,524 Washington Gas Light Co.............................     4,070,484
     12,083 Western Gas Resource, Inc...........................       206,166
     29,546 Wicor Inc...........................................       864,221
    225,000 World Fuel Services Corp............................     2,475,000

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                 Small Capitalization Value Equity Investments


   SHARES                          SECURITY                           VALUE

-------------------------------------------------------------------------------
 Utilities -- 10.0% (continued)
     21,002 WPS Resources Corp...................................  $    611,683
      8,434 Yankee Energy Systems Inc............................       345,794
-------------------------------------------------------------------------------
                                                                     74,049,406
-------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $797,298,511)............   730,394,437
-------------------------------------------------------------------------------
    FACE
   AMOUNT                          SECURITY                           VALUE
-------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS -- 0.1%
 $  700,000 U.S. Treasury Bill, 4.635% due 9/16/99 (Cost --
              $698,648)..........................................       698,648
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.2%
  8,937,000 Morgan Stanley Dean Witter & Co., 5.400% due 9/1/99;
            Proceeds at maturity -- $8,938,341;
            (Fully collateralized by U.S. Treasury Notes and
            Bonds, 6.375% to 6.625% due 4/30/02 to 8/15/27;
            Market value -- $9,180,985) (Cost -- $8,937,000).....     8,937,000
-------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $806,934,159**)...  $740,030,085
-------------------------------------------------------------------------------

(a) Non-income producing security.
+ All or portion of this security is on loan (See Note 12).
** Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]
                         Classification of Investments
                 Banking                                 6.7%
                 Technology                              4.1%
                 Basic Industries                       13.4%
                 Consumer Services                       7.2%
                 Consumer Durables and Non-Durables      9.7%
                 Transportation                          4.4%
                 Utilities                              10.0%
                 Financial Services                      5.6%
                 Other Common Stock                     28.1%
                 Real Estate                             9.5%
                 U.S. Treasury Obligations
                  & Repurchase Agreement                 1.3%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 COMMON STOCK -- 98.6%
--------------------------------------------------------------------------------
 Advertising -- 0.6%
  12,400 Ackerley Group, Inc.* ...................................  $    189,100
   5,200 Adforce Inc. ............................................        84,175
  21,915 Advo Inc.* ..............................................       430,082
 158,000 E4l, Inc. ...............................................       691,250
   4,100 Flycast Communications Corp. ............................        94,813
  27,900 Getty Images Inc. .......................................       574,302
     200 Grey Advertising Inc. ...................................        74,200
  48,612 HA-LO Industries, Inc. ..................................       294,710
  70,300 Lamar Advertising Co., Class A Shares+ ..................     2,935,025
   4,300 Modem Media Poppe Tyson, Inc.+ ..........................       137,600
  28,700 MSC Industrial Direct Co., Inc. .........................       274,444
  24,100 Penton Media, Inc. ......................................       331,375
  30,300 True North Communications, Inc. .........................       998,006
--------------------------------------------------------------------------------
                                                                       7,109,082
--------------------------------------------------------------------------------
 Aerospace and Defense -- 0.4%
  26,600 Alliant Techsystems Inc. ................................     1,941,800
  19,200 BE Aerospace, Inc. ......................................       332,400
   6,900 Heico Corp. .............................................       151,800
  74,800 Kellstrom Industries Inc. ...............................       767,869
  13,000 Kroll-O'Gara Co. ........................................       249,438
   8,000 OEA Inc. ................................................        56,000
  30,200 Orbital Sciences, Corp. .................................       670,063
  39,800 Titan Corp. .............................................       405,463
   3,200 Triumph Group Inc. ......................................        79,200
--------------------------------------------------------------------------------
                                                                       4,654,033
--------------------------------------------------------------------------------
 Agriculture -- 0.2%
  42,100 Cadiz, Inc. .............................................       421,000
  44,300 Delta & Pine Land Co.*+ .................................     1,254,244
  26,400 Hines Horticulture, Inc. ................................       227,700
   8,200 Tejon Ranch Co. .........................................       251,125
--------------------------------------------------------------------------------
                                                                       2,154,069
--------------------------------------------------------------------------------
 Airlines -- 0.1%
   4,000 Amtran Inc. .............................................        80,000
  12,800 Atlantic Coast Airlines Holdings, Inc. ..................       254,400
   9,800 Frontier Airlines, Inc. .................................       123,113
  14,550 Mesaba Holdings, Inc. ...................................       180,056
   8,425 Midwest Express Holdings, Inc. ..........................       227,475
  19,200 SkyWest Inc. ............................................       386,400
--------------------------------------------------------------------------------
                                                                       1,251,444
--------------------------------------------------------------------------------
 Automotive -- 0.9%
  11,600 A.S.V. Inc.* ............................................       211,700
   1,800 Aftermarket Technology Corp. ............................        16,200
  20,070 Copart Inc. .............................................       439,031
  22,700 CSK Auto Corp. ..........................................       539,125
  17,800 Delco Remy International Inc., Class A Shares ...........       171,325
  23,900 Dura Automotive Systems Inc. ............................       618,413
  18,500 Group 1 Automotive Inc. .................................       342,250
  21,500 Hayes Lemmerz International Inc. ........................       606,031
  14,800 Keystone Automotive Industries, Inc. ....................       214,600
  18,600 Midas, Inc. .............................................       439,425
   7,800 Modine Manufacturing Co. ................................       232,050

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Automotive -- 0.9% (continued)
  26,510 Myers Industries Inc. ...................................  $    543,455
  19,202 O'Reilly Automotive, Inc. ...............................       734,477
  11,250 Oshkosh Truck Corp., Class B Shares .....................       378,281
 168,000 Tower Automotive Inc. ...................................     3,360,000
  37,700 Wabash National Corp. ...................................       791,700
  15,362 Winnebago Industries Inc. ...............................       367,728
  11,750 Wynn's International Inc. ...............................       211,500
--------------------------------------------------------------------------------
                                                                      10,217,291
--------------------------------------------------------------------------------
 Banking -- 2.9%
   1,000 Alabama National Bancorp*................................        26,625
  48,600 Alpine Group Inc. .......................................       795,825
  13,000 Area Bancshares Corp. ...................................       325,000
   3,200 Bancfirst Ohio Corp.* ...................................        69,200
  12,362 Bank of Granite Corp.* ..................................       267,328
  25,924 BOK Financial Corp. .....................................       558,986
  12,980 Brenton Banks, Inc.* ....................................       179,286
   4,100 BT Financial Corp.* .....................................        96,350
  18,100 Capitol Federal Financial Corp.* ........................       183,263
  17,100 Cathay Bancorp Inc.* ....................................       681,863
  20,338 Centennial Bancorp.......................................       238,972
   2,900 Century South Banks Inc.* ...............................        67,969
   2,832 City Holding Co.* .......................................        65,136
  17,258 Commerce Bancorp of New Jersey*..........................       742,094
  11,100 Cullen Frost Bankers Inc.* ..............................       289,988
  13,425 CVB Financial Corp.*+ ...................................       349,050
   8,100 East West Bancorp*.......................................        79,988
   1,365 F&M Bancorp of Maryland*.................................        39,244
   9,810 F&M Bancorp Inc. of Wisconsin*...........................       334,766
  11,300 F&M National Corp.* .....................................       355,950
  11,700 Factset Research Systems Inc.* ..........................       541,856
   2,000 Farmers Capital Bank Corp.* .............................        70,750
   2,500 FCNB Corp.* .............................................        50,000
   4,700 First Busey Corp., Class A Shares* ......................        99,581
   2,200 First Commonwealth Financial Corp.* .....................        52,938
   4,800 First Federal Capital Corp.* ............................        75,300
  30,850 First Financial Bancorp*.................................       638,209
   4,800 First Liberty Bank*......................................       139,800
   2,000 First Midwest Bancorp Inc.* .............................        79,750
  12,830 First Source Corp.* .....................................       378,485
     500 Flagstar Bancorp Inc.* ..................................         9,875
   7,100 Glacier Bancorp, Inc. ...................................       145,550
   7,900 Great Southern Bancorp Inc.* ............................       180,713
   7,200 Greater Bay Bancorp*.....................................       246,600
  35,459 Hamilton Bancorp Inc. ...................................       864,313
   3,000 Hudson River Bancorp Inc.* ..............................        35,062
  46,346 Hudson United Bancorp*...................................     1,474,382
  45,048 Imperial Bancorp.........................................       765,824
   2,500 Independent Bank Corp.* .................................        33,750
  12,300 Irwin Financial Corp.* ..................................       295,200
   1,000 Jeffbanks Inc.* .........................................        29,750
     900 Mahoning National Bancorp Inc.* .........................        35,550
  11,184 Merchants New York Bancorp, Inc.* .......................       403,323
   3,300 Midwest Bancorp Holdings, Inc.* .........................        56,513
   9,900 National Penn Bancshares Inc.* ..........................       216,563
  23,100 Net.B@nk, Inc. ..........................................       537,075
   2,800 Northwest Bancorp Inc.* .................................        23,275

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Banking -- 2.9% (continued)
  13,966 Oriental Financial Group.................................  $    329,947
  27,954 Pacific Capital Bancorp*.................................       859,586
   9,500 Park National Corp.* ....................................       912,000
  31,400 Premier Bancshares Inc. .................................       523,988
  49,200 Provident Bankshares Corp.* .............................     1,186,951
  23,100 Queens County Bancorp Inc.* .............................       635,250
  84,500 R&G Financial Corp., Class B Shares* ....................     1,373,125
  21,000 Roslyn Bancorp Inc.* ....................................       357,000
  29,900 S&T Bancorp Inc.* .......................................       693,306
   6,900 Sandy Spring Bancorp Inc.* ..............................       179,400
   6,000 Seacoast Financial Services Corp.* ......................        66,750
  11,625 Shoreline Financial Corp.* ..............................       256,477
  15,600 Silicon Valley Bancshares................................       350,025
  70,628 Sky Financial Group, Inc.* ..............................     1,717,143
  57,832 Southwest Bancorp of Texas...............................       997,602
  35,965 Southwest Securities Group*..............................     1,213,819
  21,900 Staten Island Bancorp Inc.* .............................       392,831
  29,650 Sterling Bancshares Inc. ................................       355,800
   5,400 Sterling Financial Corp.* ...............................       172,800
  75,600 Telebanc Financial Corp. ................................     1,786,050
   6,300 Texas Regional Bancshares, Class A Shares*...............       161,044
  25,288 Triangle Bancorp Inc. ...................................       513,663
  30,781 TrustCo Bank Corp. of NY.................................       915,735
  15,900 The Trust Company of New Jersey..........................       352,781
  50,658 United Bankshares, Inc.* ................................     1,301,277
   1,850 United National Bancorp*.................................        40,469
   6,880 USB Holding Co., Inc.* ..................................        97,610
   2,800 WesBanco, Inc.* .........................................        79,800
   4,895 West Coast Bancorp of Oregon.............................        84,439
  18,200 Western Bancorp*.........................................       723,450
  46,800 Westernbank Puerto Rico*.................................       561,600
--------------------------------------------------------------------------------
                                                                      32,418,588
--------------------------------------------------------------------------------
 Batteries -- 0.2%
  29,350 C&D Technology Inc.* ....................................       924,525
  33,000 Rayovac Corp. ...........................................       775,500
  22,700 Valence Technology Inc. .................................        99,313
--------------------------------------------------------------------------------
                                                                       1,799,338
--------------------------------------------------------------------------------
 Beverages -- 0.1%
  21,600 Beringer Wine Estates, Class B Shares+...................       899,100
   1,200 Canadaigua Brands Inc., Class A Shares...................        69,450
   1,500 Coca Cola Bottling Co.* .................................        86,438
--------------------------------------------------------------------------------
                                                                       1,054,988
--------------------------------------------------------------------------------
 Biotechnology -- 1.2%
  57,200 Abgenix, Inc. ...........................................     1,837,550
  18,300 Affymetrix, Inc. ........................................     1,566,938
   6,200 Albany Molecular Research, Inc. .........................       193,750
  14,700 Aviron+..................................................       412,519
 121,500 Biomatrix Inc.+ .........................................     2,384,438
  62,800 Bio-Technology General Corp. ............................       639,775
  30,500 Cephalon Inc. ...........................................       577,594
  14,800 EntreMed Inc.+ ..........................................       308,950
  24,517 Enzo Biochem, Inc. ......................................       565,423
  28,000 Fisher Scientific International, Inc.* ..................       504,000
  30,900 Hemispherx Biopharmaceuticals, Inc.+ ....................       189,263

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments


 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Biotechnology -- 1.2% (continued)
  16,200 Inhale Therapeutic Systems, Inc. ........................  $    533,587
  13,000 Invitrogen Corp. ........................................       333,125
  43,500 The Liposome Co., Inc. ..................................       857,766
  37,988 Organogenesis Inc. ......................................       303,904
  21,305 Pharmaceutical Product Development, Inc. ................       431,426
   9,400 SafeScience, Inc.+ ......................................       198,575
  18,200 Thermo BioAnalysis Corp. ................................       332,150
  19,100 Transkaryotic Therapies, Inc. ...........................       752,063
  31,887 US Bioscience Inc. ......................................       368,693
  20,200 Vical Inc. ..............................................       270,175
--------------------------------------------------------------------------------
                                                                      13,561,664
--------------------------------------------------------------------------------
 Broadcasting -- 1.9%
 241,800 ACTV, Inc.* .............................................     2,644,688
  26,500 Advanced Radio Telecom Corp. ............................       289,844
  19,425 AFC Cable Systems, Inc.* ................................       835,275
  16,500 CD Radio Inc.+ ..........................................       535,219
  66,600 Cox Radio Inc., Class A Shares ..........................     3,529,800
  20,000 Cumulus Media Inc., Class A Shares ......................       557,500
  28,200 Emmis Communications Corp., Class A Shares...............     1,593,300
  20,300 Entercom Communications Corp. ...........................       740,950
   9,998 Hearst-Argyle Television, Inc. ..........................       253,074
  10,500 Metro Networks Inc. .....................................       598,500
  40,900 Network Event Theater, Inc. .............................     1,032,725
  20,900 On Command Corp. ........................................       376,200
  32,909 Paxson Communications Corp. .............................       473,067
   7,400 Radio One Inc. ..........................................       308,488
   7,100 Saga Communications Inc., Class A Shares ................       161,525
  65,250 SFX Entertainment Inc., Class A Shares ..................     2,687,484
   1,200 Sinclair Broadcast Group Inc., Class A Shares............        19,500
  12,500 Source Media, Inc. ......................................       102,734
  18,700 United Television Inc. ..................................     2,019,600
  29,000 Valuevision International Inc., Class A Shares...........       692,375
  23,265 Westwood One, Inc. ......................................       892,794
   7,300 Young Broadcasting Inc., Class A Shares..................       439,369
--------------------------------------------------------------------------------
                                                                      20,784,011
--------------------------------------------------------------------------------
 Building & Construction -- 1.4%
  31,000 Apogee Enterprises Inc.* ................................       255,750
   9,754 Centex Construction Products, Inc.* .....................       374,919
  20,300 Comfort Systems USA Inc. ................................       286,737
  22,300 Crossmann Communities Inc. ..............................       563,075
 153,600 D.R. Horton, Inc.+ ......................................     2,236,800
  45,800 Dal-tile International Inc. .............................       406,475
  72,050 Dycom Industries, Inc.+ .................................     2,224,544
  22,618 Elcor Corp.* ............................................       435,397
  18,100 Florida Rock Industries, Inc.* ..........................       722,869
   2,200 Giant Cement Holding Inc. ...............................        48,675
   2,200 Granite Construction Inc. ...............................        55,000
  20,800 Group Maintenance America Corp. .........................       256,100
  22,600 Insituform Tech, Class A Shares..........................       468,950
  16,800 Integrated Electrical Services...........................       256,200
  15,000 Jacobs Engineering Group Inc. ...........................       495,000
  10,800 LSI Industries, Inc. ....................................       255,825
  60,450 Monaco Coach Corp. ......................................     1,753,050
  46,250 National R.V. Holdings, Inc. ............................     1,115,781
  55,000 NCI Building Systems, Inc. ..............................     1,007,188

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Building & Construction -- 1.4% (continued)
   6,200 Republic Group, Inc. ....................................  $     98,812
  12,800 Service Experts Inc. ....................................       144,000
   8,869 Simpson Manufacturing Co., Inc. .........................       456,754
  55,800 Texas Industries Inc. ...................................     1,785,600
   2,400 Trex Co. ................................................        49,950
   1,700 Westfield America, Inc. .................................        24,650
   5,200 WesTower Corp. ..........................................       119,600
--------------------------------------------------------------------------------
                                                                      15,897,701
--------------------------------------------------------------------------------
 Business Services -- 2.8%
   9,400 AHL Services, Inc. ......................................       273,775
  17,380 Brady, Corp., Class A Shares*............................       521,400
   3,900 Careerbuilder, Inc. .....................................        28,763
  27,400 CCC Information Services Group...........................       263,725
   8,000 Charles Rivers Associates Inc. ..........................       194,000
 118,600 CSG Systems International, Inc. .........................     2,675,913
  12,400 The Corporate Executive Board Co. .......................       435,550
  10,000 Diamond Technology Partners Inc., Class A Shares ........       331,250
  16,200 Documentum, Inc. ........................................       245,025
  26,300 Donaldson Co., Inc.* ....................................       516,138
  37,400 Fair, Issac & Co., Inc.* ................................     1,056,550
  20,100 First Consulting Group Inc. .............................       257,531
   2,600 Forrester Research Inc. .................................        87,100
  10,100 Heidrick & Struggles International, Inc. ................       154,025
  18,800 Korn/Ferry International.................................       314,900
  39,600 Labor Ready, Inc. .......................................       636,075
  15,700 Marketing Services Group, Inc.+ .........................       187,419
  13,800 MAXIMUS, Inc. ...........................................       477,825
  20,100 Merrill Corp. ...........................................       409,537
 129,700 Navigant Consulting, Co.+ ...............................     5,690,588
   7,300 Nextera Enterprises Inc., Class A Shares ................        33,306
  12,400 On Assignment, Inc. .....................................       370,450
   7,200 Personnel Group of America, Inc. ........................        60,300
  86,950 Probusiness Services Inc. ...............................     2,325,912
   4,500 Professional Detailing, Inc. ............................       140,625
  10,700 PROVANT Inc. ............................................       147,125
  19,200 PubliCARD Inc. ..........................................       124,800
  18,400 Quadramed Corp. .........................................       163,875
  26,700 Remedy Corp. ............................................       654,150
  39,480 Renaissance Worldwide, Inc. .............................       192,465
  50,188 Romac International, Inc. ...............................       363,863
  36,800 Select Appointments Holdings PLC.........................     1,025,800
  19,100 Staff Leasing Inc. ......................................       176,675
   4,900 Staffmark, Inc. .........................................        47,622
  87,300 Sybase, Inc. ............................................     1,091,250
 186,583 Tetra Tech Inc. .........................................     2,996,981
 146,500 TSI International Software Ltd. .........................     2,783,500
  20,500 URS Corp. ...............................................       507,375
 113,000 Whittman-Hart Inc. ......................................     2,973,313
--------------------------------------------------------------------------------
                                                                      30,936,476
--------------------------------------------------------------------------------
 Chemicals -- 1.2%
  12,400 Airgas Inc.* ............................................       162,750
   5,500 Arch Chemicals, Inc.* ...................................       108,281
  39,400 Cambrex Corp.* ..........................................     1,058,875
  39,995 Church & Dwight Co., Inc.* ..............................     1,859,768
  50,600 Crompton & Knowles Corp. ................................       885,500

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Chemicals -- 1.2% (continued)
  12,300 Dexter Corp.* ...........................................  $    448,181
  20,450 Ferro Corp.* ............................................       490,800
  26,900 Gaylord Container Corp., Class A Shares .................       220,244
   2,700 Gentek, Inc. ............................................        32,231
  18,200 The Geon Co. ............................................       543,725
  18,600 Georgia Gulf Corp. ......................................       338,288
   1,600 H.B. Fuller & Co. .......................................        96,400
   5,100 Lilly Industrial, Inc., Class A Shares...................        80,963
  33,700 MacDermid, Inc. .........................................     1,116,313
   1,200 Minerals Technologies Inc. ..............................        59,400
   8,300 NL Industries Inc. ......................................       100,119
   2,000 Polymer Group, Inc. .....................................        28,000
 101,700 Scotts Co., Class A Shares ..............................     4,036,219
  11,600 Spartech Corp. ..........................................       322,625
  25,100 U.S. Plastic Lumber Corp. ...............................       266,687
  41,200 W.R. Grace & Co. ........................................       787,950
  14,800 WD-40 Co. ...............................................       362,600
--------------------------------------------------------------------------------
                                                                      13,405,919
--------------------------------------------------------------------------------
 Collectibles -- 0.3%
 199,000 Boyds Collection, Ltd. ..................................     2,674,063
  10,900 Department 56 Inc. ......................................       305,200
  13,100 Enesco Group Inc. .......................................       225,975
  16,600 Racing Champions Corp. ..................................       106,344
  49,000 The Topps Co. ...........................................       434,875
--------------------------------------------------------------------------------
                                                                       3,746,457
--------------------------------------------------------------------------------
 Commercial Services -- 3.6%
  11,100 Abacus Direct Corp. .....................................     1,131,506
  14,300 ABM Industries Inc.* ....................................       328,900
  10,700 Administaff Inc. ........................................       169,194
  84,800 AnswerThink Consulting Group, Inc.+ .....................     1,568,800
  10,400 Burns International Corp. ...............................       163,150
  56,600 Cambridge Technology Partners Inc. ......................       774,713
   9,700 Carey International Inc. ................................       210,975
   6,700 Carriage Services Inc. ..................................        74,956
  20,700 CDI Corp. ...............................................       623,588
  11,050 Central Parking Corp.* ..................................       354,981
  60,300 Century Business Services, Inc. .........................       780,131
  18,100 Coinstar, Inc. ..........................................       418,563
   6,700 CoStar Group Inc. .......................................       192,206
   2,300 Creditrust Corp.+ .......................................        59,800
  35,400 Data Broadcasting Corp. .................................       265,500
  12,400 Data Transmission Network................................       316,200
  10,800 DBT Online, Inc. ........................................       324,675
  21,100 Dendrite International, Inc. ............................       878,287
  65,300 Electro Rent Corp. ......................................       791,763
  28,100 F.Y.I. Inc. .............................................       918,519
   7,100 Global Imaging Systems Inc. .............................       134,900
  28,200 InfoUSA Inc., Class B Shares.............................       142,763
 111,320 Interim Services Inc.+ ..................................     2,052,463
  60,350 International Network Services...........................     3,209,866
  18,800 International Telecomm Data Systems Inc. ................       148,050
  24,600 Iron Mountain Inc. ......................................       774,900
  63,300 Lason Inc.+ .............................................     2,860,369
  71,400 Macrovision Corp. .......................................     2,387,438
  15,100 Memberworks Inc. ........................................       518,119

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Commercial Services -- 3.6% (continued)
  11,800 NCO Group Inc. ..........................................  $    536,900
  17,400 NFO Worldwide Inc. ......................................       228,375
  52,200 Nova Corp. ..............................................     1,357,200
  20,000 Ogden Corp. .............................................       455,000
   8,700 Pierce Leahy Corp. ......................................       185,963
  37,600 Plexus Corp. ............................................     1,118,600
  45,600 Prepaid Legal Services Inc. .............................     1,462,050
  21,900 ProxyMed, Inc. ..........................................       294,281
  35,800 Quanta Services Inc. ....................................       803,263
  59,890 Regis Corp. .............................................     1,145,396
  20,862 Rollins Inc. ............................................       327,273
   5,400 RWD Technologies Inc. ...................................        42,863
  45,000 Sitel Corp. .............................................       177,188
  11,200 Source Information Management Co. .......................       155,400
   9,100 Startek Inc. ............................................       334,425
  29,700 Sylvan Learning Systems Inc. ............................       590,288
 601,300 Teletech Holdings Inc. ..................................     6,689,462
  13,800 Towne Services, Inc. ....................................        63,825
   3,300 Track Data Corp. ........................................        32,175
  31,900 Wackenhut Corp. .........................................       771,581
  12,100 Xceed Inc. ..............................................       215,531
--------------------------------------------------------------------------------
                                                                      39,562,314
--------------------------------------------------------------------------------
 Communications -- 2.0%
  14,900 Adaptive Broadband Corp. ................................       474,938
  13,500 Advanced Communications Group............................        99,563
  65,691 ANTEC Corp. .............................................     2,993,046
  41,600 Billing Concepts Corp. ..................................       218,400
  92,700 Citadel Communications Corp. ............................     3,441,488
 139,666 Commscope Inc. ..........................................     4,809,748
  46,300 DSP Communications, Inc.+ ...............................     1,088,050
  17,300 Entrust Technologies Inc. ...............................       384,925
  35,900 General Semiconductor Inc. ..............................       352,269
   2,600 Latitude Communications Inc. ............................        36,238
   9,790 Libbey Inc. .............................................       299,819
 215,000 Metromedia Fiber Network Inc., Class A Shares............     6,329,063
   1,700 Network Equipment Technologies, Inc. ....................        14,875
  44,900 Pegasus Communications Corp. ............................     1,885,800
  10,300 Worldgate Communications Inc. ...........................       296,769
--------------------------------------------------------------------------------
                                                                      22,724,991
--------------------------------------------------------------------------------
 Computer Services -- 3.8%
 116,700 Action Performance Cos.+.................................     2,881,031
  57,800 Airtran Holdings Inc. ...................................       319,706
   7,500 Anacomp Inc. ............................................       125,625
  26,500 Analysts International Corp.* ...........................       354,438
  84,200 Bell & Howell Co. .......................................     2,820,700
  25,700 The BISYS Group Inc. ....................................     1,220,750
  50,600 CACI International Inc., Class A Shares..................     1,138,500
 169,400 CIBER Inc.+ .............................................     3,102,138
  40,800 Cognizant Technology Solutions Corp. ....................       984,300
  27,400 Complete Business Solutions, Inc. .......................       422,988
     800 CompX International Inc. ................................        13,600
  80,900 Concentric Network Corp. ................................     1,774,744
  14,400 Cotelligent, Inc. .......................................        69,300
 128,400 Digital River, Inc. .....................................     3,089,625
  14,000 Engineering Animation Inc.+ .............................       238,000

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Computer Services -- 3.8% (continued)
  36,200 Extreme Networks Inc. ...................................  $  2,314,538
  87,100 Globix Corp. ............................................     4,186,244
   8,576 InaCom Corp. ............................................        83,616
   3,600 International Integration Inc. ..........................        82,800
  14,300 Intraware, Inc. .........................................       257,400
  26,000 ISS Group, Inc. .........................................       641,875
   3,000 Manhattan Associates, Inc. ..............................        19,313
  42,550 Mastec Inc.+ ............................................     1,188,741
  39,600 Mastech Corp.+ ..........................................       685,575
 107,050 Metamor Worldwide, Inc. .................................     1,716,145
  85,500 National Data Corp. .....................................     3,270,375
  42,900 Polycom, Inc. ...........................................     1,568,531
  78,900 Pomeroy Computer Resources Inc. .........................     1,050,356
  11,800 S3 Inc. .................................................       118,000
  40,700 Security Dynamics Tech Inc. .............................       961,538
   5,800 Syntel, Inc. ............................................        54,194
  49,950 Technology Solutions Co. ................................       599,400
  38,800 Tyler Technologies, Inc. ................................       223,100
  43,400 Verisign Inc. ...........................................     4,700,763
--------------------------------------------------------------------------------
                                                                      42,277,949
--------------------------------------------------------------------------------
 Computer Software -- 6.5%
  44,000 Acclaim Entertainment Inc. ..............................       310,750
  75,100 Accrue Software Inc. ....................................     1,098,338
 116,700 Activision Inc. .........................................     1,692,150
  14,300 Actuate Software Corp. ..................................       471,900
  42,200 Acxiom Corp. ............................................       741,138
  10,100 Advantage Learning Systems, Inc. ........................       226,619
  14,100 Advent Software Inc. ....................................       692,663
 131,400 Ardent Software Inc. ....................................     3,120,750
  27,100 Aspect Development Inc. .................................       425,131
  18,500 Aspen Technology, Inc. ..................................       158,406
 101,575 Avant Corp. .............................................     1,434,747
   8,000 Avid Technology Inc. ....................................       101,000
  48,500 AVT, Corp.* .............................................     1,370,125
  32,600 Axent Technologies Inc. .................................       411,575
  23,600 Banyan Systems Inc. .....................................       182,900
  12,500 BARRA Inc. ..............................................       256,250
   8,300 Best Software, Inc. .....................................       136,950
  18,900 Bindview Development Corp. ..............................       403,988
  21,900 Black Box Corp. .........................................     1,004,662
   7,400 Bottomline Technologies, Inc. ...........................       205,350
  12,600 Brio Technology Inc. ....................................       177,975
  20,400 Broadvision Inc.+ .......................................     2,031,075
  24,200 Clarify Inc. ............................................     1,064,800
  35,300 Computer Horizons Corp. .................................       458,900
  18,900 Computer Task Group Inc.* ...............................       316,575
  44,300 Concord Communications Inc. .............................     1,635,004
  24,800 Cybex Computer Products..................................       678,900
  19,000 Datastream Systems, Inc. ................................       230,375
  20,300 Echelon Corp. ...........................................       145,906
  44,633 Epicor Software, Corp. ..................................       167,374
  11,900 Excalibur Technologies Corp. ............................       110,075
  13,200 Exchange Applications, Inc. .............................       394,350
  37,418 FileNET Corp. ...........................................       388,212
  76,300 Genesys Telecomm Labs Inc. ..............................     2,231,775
  11,900 Great Plains Software Inc. ..............................       554,094

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Computer Software -- 6.5% (continued)
  32,900 GT Interactive Software Corp. ...........................  $     96,644
  46,900 Harbinger Corp. .........................................       562,800
  28,500 HNC Software Inc. .......................................     1,036,688
  36,435 Hyperion Solutions, Corp. ...............................       557,911
  62,200 i2 Technologies, Inc.+ ..................................     1,974,850
  17,750 IMRglobal, Corp. ........................................       302,859
   8,400 Informatica Corp. .......................................       471,450
   5,000 Information Holdings Inc. ...............................        92,187
 214,600 Informix Corp. ..........................................     1,562,556
  19,800 Integrated Systems Inc. .................................       196,762
  23,500 Inter-Tel Inc. ..........................................       502,313
 104,900 Intervoice-Brite Inc. ...................................     1,442,375
  14,900 iVillage Inc.+ ..........................................       541,056
  59,200 Jack Henry & Associates..................................     1,924,000
  11,650 JDA Software Group, Inc. ................................       104,122
  13,600 Manugistics Group Inc. ..................................       170,000
  22,900 MAPICS Inc. .............................................       197,513
  11,500 Mercury Computer Systems.................................       299,000
 136,500 Mercury Interactive Corp. ...............................     6,517,875
  26,300 Messagemedia, Inc. ......................................       350,119
   6,600 Metro Information Services, Inc.+ .......................       106,013
  11,000 Miami Computer Supply Corp. .............................       195,250
  66,000 Micromuse Inc. ..........................................     3,770,250
  43,700 Microstrategy Inc.+ .....................................     1,737,075
   4,200 Mid-State Bancshares.....................................       143,850
  29,794 Midway Games Inc. .......................................       391,046
  28,500 National Instruments Corp. ..............................       853,219
   6,300 NEON Systems, Inc. ......................................       207,113
  10,200 Network Peripherals Inc. ................................       201,450
   4,500 Omega Research Inc. .....................................        27,844
   8,600 Onyx Software Corp. .....................................       138,675
  31,500 Open Market Inc. ........................................       381,938
  24,500 Packeteer, Inc. .........................................       903,438
  77,500 Pairgain Technologies Inc. ..............................       808,906
   6,900 Pegasystems, Inc. .......................................        57,788
  96,300 Peregrine Systems Inc. ..................................     3,177,900
  15,600 Pervasive Software Inc. .................................       331,500
  12,500 Phoenix Technology Ltd ..................................       139,844
  59,000 Pinnacle Systems, Inc. ..................................     1,924,875
  25,600 Pixar Inc. ..............................................       872,000
  41,400 Policy Management Systems Corp. .........................     1,265,288
   2,600 Private Business Inc. ...................................        16,250
   7,100 Project Software & Development, Inc. ....................       311,957
  21,100 Quest Software...........................................       883,563
   3,800 Razorfish Inc. ..........................................       106,400
  33,200 SAGA Systems, Inc. ......................................       390,100
  13,800 Sagent Technology, Inc. .................................       156,975
   5,200 Saleslogix Corp. ........................................        93,600
  14,100 Sanchez Computer Associates, Inc. .......................       630,975
  23,200 Santa Cruz Operation, Inc. ..............................       210,250
  14,100 SCM Microsystems, Inc. ..................................       592,200
   7,600 Serena Software, Inc. ...................................       106,875
   8,700 SPSS Inc. ...............................................       206,081
   9,100 SS&C Technologies, Inc. .................................        53,463
  40,000 Structural Dynamics Research Corp. ......................       645,000
  26,700 SVI Holdings, Inc. ......................................       245,306
  25,500 Sykes Enterprises, Inc. .................................       612,000

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Computer Software -- 6.5% (continued)
  38,300 Systems & Computer Tech Corp. ...........................  $    560,138
   5,500 Tenfold Corp. ...........................................       150,219
  14,100 THQ Inc. ................................................       445,913
  36,100 Transaction Systems Architects, Inc. ....................     1,062,694
  31,400 Vantive Corp. ...........................................       261,012
  14,100 Verity, Inc. ............................................       687,375
  31,400 Visio Corp. .............................................       887,050
  48,100 Western Digital Corp. ...................................       294,613
  40,387 Wind River Systems Inc. .................................       643,668
  11,400 Zomax Inc. ..............................................       260,062
--------------------------------------------------------------------------------
                                                                      72,082,863
--------------------------------------------------------------------------------
 Computers -- 5.2%
  84,200 3Dfx Interactive, Inc. ..................................       936,725
 134,900 American Management Systems Inc. ........................     3,861,513
  22,229 Apex Inc. ...............................................       737,725
  56,200 Audible, Inc.............................................       625,225
  21,900 Auspex Systems Inc ......................................       242,268
   9,000 Autobytel.com Inc.+ .....................................       141,188
  13,800 Brooktrout Technology Inc. ..............................       217,350
   6,100 Catapult Communications Corp. ...........................        93,788
  64,300 Cognex Corp. ............................................     1,941,056
  24,900 Computer Network Technology Corp. .......................       393,731
  52,600 Concurrent Computer Corp. ...............................       379,706
   4,800 Critical Path, Inc. .....................................       160,800
 102,400 Emulex Corp. ............................................     7,059,200
  15,700 Hutchinson Technology Inc. ..............................       423,900
   3,500 In Focus Systems, Inc. ..................................        56,000
  12,900 Inspire Insurance Solutions, Inc. .......................       126,581
 304,600 Iomega Corp.+ ...........................................     1,028,023
   3,200 Komag, Inc. .............................................        10,200
  68,825 Kronos Inc. .............................................     3,452,004
  72,600 Maxtor Corp. ............................................       465,094
  10,200 Maxwell Technologies Inc. ...............................       225,675
 152,200 Mentor Graphics Corp. ...................................     1,365,044
  37,800 Micrel, Inc. ............................................     2,896,425
  69,200 Microchip Technology Inc. ...............................     3,788,700
  79,155 Micron Electronics Inc. .................................       766,814
 114,000 Micros Systems Inc. .....................................     3,847,500
  35,000 MMC Networks Inc. .......................................     1,080,625
  32,400 MTI Technology Corp. ....................................       722,925
  85,500 National Computer Systems Inc. ..........................     3,334,500
  27,800 Neomagic Corp. ..........................................       225,875
  47,300 NVIDIA Corp.+ ...........................................     1,330,313
  98,593 Per-Se Technologies, Inc. ...............................       351,238
  63,704 Progress Software Corp. .................................     1,950,935
   8,400 Protein Design Labs Inc. ................................       223,650
  30,950 QRS Corp. ...............................................     1,489,469
  13,300 Radiant Systems Inc. ....................................       261,844
   8,100 RadiSys Corp. ...........................................       311,850
  10,600 Read-Rite Corp. .........................................        59,625
  23,300 SandDisk Corp. ..........................................     1,965,937
  60,100 SBS Technologies Inc. ...................................     1,419,863
  21,300 SIPEX Corp. .............................................       376,744
  29,500 Smart Modular Technologies, Inc. ........................       613,969
   5,500 Unigraphics Solutions Inc. ..............................       186,656
  39,400 Verticalnet, Inc. .......................................     1,359,300

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Computers -- 5.2% (continued)
  23,500 Visual Networks, Inc. ...................................  $    975,250
  29,100 Wave Systems Corp., Class A Shares.......................       281,906
  68,300 Xircom, Inc. ............................................     2,719,194
  28,000 Zebra Technologies Corp., Class A Shares.................     1,316,000
--------------------------------------------------------------------------------
                                                                      57,799,903
--------------------------------------------------------------------------------
 Consumer Products -- 0.3%
   6,100 Brooke Group Ltd.*+......................................       118,569
  11,500 Chattem, Inc. ...........................................       277,438
   7,300 The Coleman Co., Inc. ...................................        67,069
  30,517 Fossil Inc.+ ............................................       951,749
   8,400 JAKKS Pacific, Inc. .....................................       254,100
   4,200 Marvel Enterprises, Inc. ................................        22,838
  65,200 Natures Sunshine Products Inc. ..........................       635,700
  19,800 Playtex Products, Inc. ..................................       288,338
  37,400 Tupperware Corp. ........................................       843,838
   1,700 West Marine, Inc. .......................................        15,194
--------------------------------------------------------------------------------
                                                                       3,474,833
--------------------------------------------------------------------------------
 Consumer Services -- 0.6%
   9,700 Carematrix Corp. ........................................        78,812
  16,400 Choicepoint Inc. ........................................     1,079,325
   9,400 Cornell Corrections, Inc. ...............................       149,225
   8,900 CPI Corp.* ..............................................       289,250
  39,500 Extended Stay America Inc. ..............................       355,500
  51,100 Federal Signal Corp. ....................................     1,069,906
  32,800 HSB Group Inc. ..........................................     1,219,750
  23,450 Insight Enterprises Inc.+ ...............................       709,362
  17,500 ITT Educational Services, Inc. ..........................       273,437
  14,500 Pegasus Systems Inc .....................................       523,813
  25,100 Polaris Industries Inc. .................................       902,031
  24,100 Protection One, Inc. ....................................        84,350
   7,900 Superior Consultants Holdings Corp. .....................       180,713
  10,800 Wackenhut Corrections Corp. .............................       204,525
--------------------------------------------------------------------------------
                                                                       7,119,999
--------------------------------------------------------------------------------
 Containers -- 0.2%
  25,000 AEP Industries Inc. .....................................       962,500
  10,900 Earthshell Corp.+ .......................................        52,797
   3,300 Liqui-Box Corp. .........................................       173,663
  82,800 Shorewood Packaging Corp. ...............................     1,221,300
  11,700 U.S. Can Corp. ..........................................       283,725
--------------------------------------------------------------------------------
                                                                       2,693,985
--------------------------------------------------------------------------------
 Distribution/Wholesale -- 1.3%
 121,678 Amerisource Health Corp. ................................     3,140,813
  17,200 Anicom, Inc. ............................................       106,425
 129,379 Aviation Sales Co.+ .....................................     4,010,749
 128,034 Bindley Western Industries Inc.* ........................     2,144,575
  38,100 Cellstar Corp. ..........................................       202,406
  63,400 Central Garden & Pet Co. ................................       491,350
   5,163 CHS Electronics, Inc. ...................................        12,262
   8,400 Daisytek International Corp. ............................        97,650
   2,300 JLK Direct Distribution Inc., Class A Shares.............        18,831
  16,300 Navarre Corp. ...........................................       153,322
  85,700 Owens & Minor Co., Inc. .................................       948,056
  81,300 SCP Pool Corp. ..........................................     1,869,900

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Distribution/Wholesale -- 1.3% (continued)
  38,800 United Stationers Inc. ..................................  $    877,850
  18,700 Watsco, Inc. ............................................       261,800
  14,800 WESCO International, Inc. ...............................       186,850
--------------------------------------------------------------------------------
                                                                      14,522,839
--------------------------------------------------------------------------------
 Education -- 0.3%
  14,500 Bright Horizons Inc. ....................................       257,375
   8,100 Career Education Corp. ..................................       210,600
   4,400 Corinthian Colleges, Inc. ...............................        90,475
  20,000 Devry Inc. ..............................................       417,500
 174,100 Education Management Corp. ..............................     2,252,419
  13,300 Learning Tree International, Inc. .......................       169,575
   7,700 Strayer Education Inc. ..................................       180,469
--------------------------------------------------------------------------------
                                                                       3,578,413
--------------------------------------------------------------------------------
 Electronic Components & Semiconductors -- 7.4%
  58,800 Actel Corp. .............................................       922,425
  18,200 Alpha Indusrties, Inc.*..................................     1,036,263
  16,100 American Superconductor Corp. ...........................       195,213
  88,800 Amkor Technology, Inc.+..................................     1,565,100
  19,100 Applied Micro Circuits Corp. ............................     1,761,975
  12,000 Arguss Holdings, Inc. ...................................       189,000
   2,200 Belden Inc.*.............................................        51,563
   8,600 BriteSmile Inc.+.........................................        80,625
  43,700 Broadcom Corp. ..........................................     5,626,375
  29,405 Burr-Brown Corp. ........................................     1,121,066
  29,200 Cree Research, Inc.+.....................................       987,325
  61,600 CTS Corp. ...............................................     2,933,700
 157,300 Cymer Inc.+..............................................     5,495,669
 141,600 Cypress Semiconductor Corp.+.............................     3,274,500
 114,600 Dallas Semiconductor Corp.*..............................     5,787,300
  99,800 DuPont Photomasks Inc. ..................................     5,351,775
 121,869 Etec Systems, Inc. ......................................     5,362,236
  71,500 Fairchild Semiconductor Corp. ...........................     1,939,438
   5,100 Franklin Electric Co. Inc.*..............................       359,550
  23,000 Galileo Technology Ltd. .................................     1,198,875
  76,900 Genesis Microchip Inc. ..................................     1,908,081
  10,200 Harmon Industries, Inc. .................................       177,225
  29,400 hi/fn, inc.+.............................................     3,548,213
   9,900 Innovex, Inc. ...........................................       137,363
 240,500 International Rectifier Corp. ...........................     3,878,063
 121,300 Kent Electronics Corp. ..................................     2,054,519
  15,100 Kopin Corp. .............................................       544,544
  53,200 Lam Research Corp.+......................................     3,002,475
  25,600 Lattice Semiconductor Corp. .............................     1,577,600
  15,800 Littlefuse Inc. .........................................       314,025
   4,400 Maker Communications Inc. ...............................       103,950
  39,600 Methode Electronics Inc. ................................       712,800
 107,800 MIPS Technology Inc. ....................................     3,692,150
   6,300 MKS Instruments, Inc. ...................................       115,763
  14,000 Optical Coating Laboratory, Inc. ........................     1,074,500
  68,000 Photronics, Inc. ........................................     1,623,500
  52,300 PLX Technology, Inc. ....................................     1,255,200
  22,300 PRI Automation Inc. .....................................       638,338
  25,200 Siliconix Inc. ..........................................     1,096,200
  57,000 Telcom Semiconductor Inc. ...............................       776,625
  29,100 TranSwitch Corp. ........................................     1,445,907

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Electronic Components & Semiconductors -- 7.4% (continued)
 106,350 Triquint Semiconductor, Inc. ............................  $  5,623,256
  15,200 Ultratech Stepper, Inc. .................................       203,300
  37,100 Unitrode Corp. ..........................................     1,516,463
--------------------------------------------------------------------------------
                                                                      82,260,033
--------------------------------------------------------------------------------
 Electronics -- 4.6%
  88,000 Aavid Thermal Technologies, Inc. ........................     2,002,000
  21,400 Advanced Digital Information.............................       690,150
  21,900 Aeroflex Inc. ...........................................       358,613
  15,500 American Xtal Technology, Inc. ..........................       385,563
  38,200 AMETEK Inc.*.............................................       795,038
  28,500 Ampex Corp., Class A Shares..............................        89,063
  17,100 Amphenol Corp., Class A Shares...........................       800,494
 226,974 Artesyn Technologies Inc. ...............................     4,979,242
 116,500 Atmi Inc. ...............................................     3,844,500
  27,590 Benchmark Electronics Inc. ..............................     1,015,657
   8,400 BMC Industries Inc. .....................................       103,425
  74,400 C-Cube Microsystems Inc. ................................     2,069,250
   2,000 Cohu, Inc.*..............................................        85,500
  54,000 Credence Systems Corp. ..................................     2,322,000
 102,500 DII Group, Inc. .........................................     3,632,344
  25,100 Dionex Corp. ............................................       999,294
  41,100 DSP Group Inc. ..........................................     1,582,350
  19,000 EG&G Inc.*...............................................       604,438
   3,400 Electroglas Inc. ........................................        65,450
  11,600 EMCORE Corp. ............................................       205,900
  31,700 Genrad Inc. .............................................       598,338
   4,611 Hadco Corp. .............................................       191,645
 112,500 Integrated Device Tech, Inc. ............................     2,193,750
  35,200 L-3 Communications Holdings, Inc. .......................     1,397,000
  40,800 LTX Corp. ...............................................       530,400
   8,900 Mechanical Technology Inc.+..............................       267,000
  44,300 Mettler-Toledo International Inc. .......................     1,179,488
  86,100 Oak Industries Inc. .....................................     2,701,388
   8,700 ParkerVision Inc. .......................................       240,881
  24,500 Pittway Corp., Class A Shares............................       806,969
  12,700 Power Intergrations, Inc. ...............................       862,806
  35,137 Profit Recovery Group, International.....................     1,337,402
  76,000 RF Micro Devices, Inc. ..................................     3,339,250
  27,400 Sawtek Inc. .............................................       905,912
  11,000 Schwak Inc. .............................................        98,312
  16,900 Semtech Corp. ...........................................     1,184,056
   5,400 Silicon Valley Group Inc. ...............................        64,125
 140,500 SLI Inc. ................................................     3,442,250
  12,416 SpeedFam-IPEC, Inc. .....................................       122,608
  55,300 Stoneridge Inc. .........................................       995,400
  14,000 Technitrol Inc. .........................................       490,000
  22,300 Trimble Navigation Ltd. .................................       252,269
   2,151 Value Line Inc. .........................................        80,125
  21,400 Varian Semiconductor Equipment Associates, Inc. .........       486,850
  27,300 Varian, Inc. ............................................       433,388
   9,900 Veeco Instruments Inc. ..................................       332,269
   3,800 Watkins-Johnson Co. .....................................       125,875
--------------------------------------------------------------------------------
                                                                      51,290,027
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Energy -- 0.6%
  11,400 Advanced Energy Industries, Inc. ........................  $    391,875
  49,900 Black Hills Corp. .......................................     1,235,025
 113,100 Catalytica Inc. .........................................     1,774,256
 113,200 Power-One Inc. ..........................................     2,992,725
  21,500 Vicor Corp. .............................................       415,219
--------------------------------------------------------------------------------
                                                                       6,809,100
--------------------------------------------------------------------------------
 Entertainment and Leisure -- 2.0%
  20,900 AMC Entertaiment Inc.* ..................................       292,600
 107,200 American Classic Voyages Co. ............................     2,184,200
   2,300 Anchor Gaming Co. .......................................       111,766
 104,600 Argosy Gaming Co. .......................................     1,418,638
  26,000 Ballys Total Fitness Holdings*...........................       833,625
  32,400 Callaway Golf Co.*.......................................       321,975
  11,200 Championship Auto Racing Teams Inc. .....................       371,700
   7,300 Churchill Downs Inc.*+...................................       189,800
 176,800 Cinar Corp., Class B Shares..............................     4,420,000
   4,200 Direct Focus, Inc. ......................................        74,026
  13,000 Dover Downs Entertainment, Inc.*.........................       190,125
 140,000 Fairfield Communities, Inc. .............................     1,820,000
   9,929 Family Golf Centers+.....................................        12,411
 157,600 GTECH Holdings Corp. ....................................     3,979,400
  68,500 Hollywood Park Inc. .....................................     1,160,219
   9,200 Lowes Cineplex Entertainment, Inc. ......................        73,025
  83,000 Premier Parks Inc.*......................................     2,718,250
  15,300 Preview Travel Inc. .....................................       254,363
  22,000 Station Casinos Inc. ....................................       445,500
   7,200 Steinway Musical Instruments, Inc. ......................       150,300
  37,050 Sunterra, Corp. .........................................       488,597
   3,600 Trendwest Resorts Inc. ..................................        89,100
   7,300 Vail Resorts, Inc. ......................................       129,119
  11,826 Vistana, Inc. ...........................................       184,781
  22,000 WMS Industries Inc. .....................................       239,250
--------------------------------------------------------------------------------
                                                                      22,152,770
--------------------------------------------------------------------------------
 Fiber Optics -- 0.9%
  11,100 C-COR.net Corp. .........................................       251,138
  15,100 Harmonic Inc. ...........................................     1,902,600
  31,300 International FiberCom, Inc. ............................       234,750
  66,372 JDS Uniphase Corp. ......................................     7,039,580
   5,900 NorthEast Optic Network, Inc. ...........................       212,400
   3,100 Optical Cable Corp. .....................................        30,613
--------------------------------------------------------------------------------
                                                                       9,671,081
--------------------------------------------------------------------------------
 Financial Services -- 2.5%
  51,000 Affiliated Managers Group................................     1,361,062
  16,300 Allied Capital Corp.*....................................       368,278
 118,700 Americredit Corp.*.......................................     1,520,844
   1,900 AMRESCO Inc. ............................................        12,706
   8,900 Anchor Financial Corp.*..................................       277,569
  21,300 Arm Financial Group, Inc. ...............................         5,325
   3,500 Banco Santander Puerto Rico*.............................        59,719
  85,466 Building One Services, Corp. ............................     1,111,058
  21,100 Chittenden, Corp.*.......................................       572,338
  43,900 Community First Bank*....................................       901,322
   7,300 Compucredit Corp. .......................................       135,050
  14,500 Conning Corp.*...........................................       166,750

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Financial Services -- 2.5% (continued)
   1,000 Dain Rauscher Corp.*.....................................  $     49,625
  27,500 Doral Financial Corp.*...................................       381,563
   5,100 Duff & Phelps Credit Rating Co.*.........................       388,238
  34,200 Eaton Vance Corp.*.......................................     1,043,100
  16,000 Everen Capital Corp.*....................................       486,000
  10,200 Federal Agricultural Mortgage Corp. .....................       202,088
  38,830 Fidelity National Financial Inc.*........................       597,011
  12,500 Financial Federal Corp.*.................................       235,156
  55,300 Finet.com, Inc. .........................................       146,891
  25,024 First Bankcorp of Puerto Rico*...........................       516,120
   2,800 First Financial Holdings Inc.*...........................        52,500
  17,200 First Sierra Financial Inc. .............................       189,200
  27,200 Friedman, Billings, Ramsey Group, Class A Shares.........       187,000
  15,600 Frontier Financial Corp.*................................       343,200
  71,848 Hambrecht & Quist Inc. ..................................     2,743,696
   1,700 Harris Financial Inc.*...................................        17,319
  18,500 Healthcare Investors of America, Inc.....................       481,000
  41,500 Investors Financial Services*............................     1,519,938
   7,983 The John Nuveen Co.*.....................................       311,836
  25,678 Long Beach Financial Corp. ..............................       386,775
   9,600 Medallion Financial Co.*.................................       190,200
 231,200 Metris Cos. Inc.*+.......................................     6,372,450
   6,900 Mississippi Valley Bancshares............................       213,900
  19,650 Morgan Keegan Inc.*......................................       332,823
   2,000 National Bancorp of Alaska, Inc.*........................        52,375
  11,400 National Discount Brokers Group, Inc.+...................       348,413
   1,050 NBT Bancorp Inc. ........................................        19,819
   4,500 Nextcard Inc. ...........................................       110,250
   2,000 Omega Financial Corp.*...................................        64,375
     600 Pennsylvania Real Estate Invest Trust....................        11,963
     100 Philadelphia Consolidated Holdings*......................         1,850
  30,660 Pioneer Group Inc. ......................................       461,816
  39,500 Raymond James Financial Corp.*...........................       772,719
  46,900 Resource America Inc., Class A Shares*...................       469,000
   2,100 Rock Financial Corp.*....................................        36,750
   5,200 Stancorp Financial Group, Inc.*..........................       123,175
  31,200 Syntroleum, Corp. .......................................       218,400
     900 Triad Guaranty Inc. .....................................        17,550
  21,800 Unicapital Corp. ........................................        80,388
  32,500 United Asset Management Corp.*...........................       635,781
   4,800 United Community Financial*..............................        57,900
  16,400 Winfield Capital Corp. ..................................       262,400
--------------------------------------------------------------------------------
                                                                      27,624,574
--------------------------------------------------------------------------------
 Food -- 0.8%
  20,500 American Italian Pasta Co., Class A Shares...............       574,000
   4,400 Aurora Foods Inc. .......................................        74,250
  44,500 Del Monte Foods Co. .....................................       673,063
  17,200 Dreyer's Grand Ice Cream Inc.*...........................       292,400
   5,000 The Earthgrains Co. .....................................       120,625
  48,400 Foodmaker Inc. ..........................................     1,116,225
  15,300 Hain Food Group Inc. ....................................       401,625
  19,800 International Home Foods Inc. ...........................       396,000
  16,100 Lance Inc.*..............................................       209,300
   1,700 Michael Foods Inc. ......................................        47,069
  50,150 Performance Food Group...................................     1,305,467
   5,300 Pilgrims Pride Corp., Class A Shares*....................        43,063

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Food -- 0.8% (continued)
  16,600 Pilgrims Pride Corp., Class B Shares*....................  $    176,375
   5,000 Riviana Foods, Inc. .....................................        95,625
  86,000 Smithfield Foods Inc. ...................................     2,526,250
  20,600 Triarc Cos. .............................................       432,600
   9,600 United National Foods, Inc. .............................       110,400
  10,500 Universal Foods Corp. ...................................       221,813
  12,800 Vlasic Foods International...............................        94,400
   5,200 Worthington Foods Inc. ..................................        68,250
--------------------------------------------------------------------------------
                                                                       8,978,800
--------------------------------------------------------------------------------
 Grocery Stores -- 0.5%
  17,100 Grand Union Co. .........................................       221,231
   2,400 Ruddick Corp. ...........................................        44,550
  30,800 Whole Foods Market Inc. .................................     1,106,875
 103,800 Wild Oats Markets Inc. ..................................     3,775,725
--------------------------------------------------------------------------------
                                                                       5,148,381
--------------------------------------------------------------------------------
 Health Care -- 2.1%
  26,000 Alkermes Inc. ...........................................       965,250
   1,100 Arrow International Inc. ................................        31,900
  60,600 Celgene Corp. ...........................................     1,033,988
  42,900 Crawford & Co.*..........................................       533,569
  22,200 Deltic Timber Corp.*.....................................       553,613
  76,200 Hooper Holmes Inc. ......................................     1,752,600
 258,700 Jones Pharma Inc. .......................................     7,001,069
   9,100 Laboratory Corp. of America Holdings.....................        26,163
 100,000 Medquist Inc. ...........................................     3,481,250
  15,700 Pathogenesis Corp. ......................................       274,750
   8,700 Perclose Inc. ...........................................       460,556
  40,950 Res-care Inc.+...........................................       772,931
  11,700 Sabratek Corp. ..........................................        45,337
  16,400 Sangstat Medical Corp. ..................................       338,250
 199,700 Sunrise Assisted Living, Inc. ...........................     4,980,019
  38,900 United Payors & United Providers, Inc. ..................       780,431
   5,200 Ventas, Inc. ............................................        19,825
--------------------------------------------------------------------------------
                                                                      23,051,501
--------------------------------------------------------------------------------
 Health Care Products & Services -- 1.3%
   2,000 Accredo Health, Inc. ....................................        69,375
  16,200 Alterra Healthcare, Corp.+...............................       162,000
  16,300 American Retirement Corp. ...............................       190,506
   6,800 Ameripath Inc. ..........................................        63,750
  10,300 Assisted Living Concepts Inc. ...........................        29,613
  13,200 Capital Senior Living Corp. .............................       103,950
 136,700 Coventry Health Care Corp. ..............................     1,375,544
  31,700 Eclipsys Corp. ..........................................       457,669
  15,900 IDX Systems Corp. .......................................       321,975
  29,600 Infocure Corp. ..........................................       569,800
   5,800 Invacare Corp. ..........................................       108,388
  21,700 LifePoint Hospitals, Inc. ...............................       149,188
   2,200 Mannatech, Inc. .........................................        15,400
 226,400 Medpartners, Inc. .......................................     1,584,800
  22,000 Mid Atlantic Medical Services, Inc. .....................       185,625
  13,100 Morrison Management Specialists, Inc. ...................       307,850
  11,100 NCS Healthcare, Inc.+....................................        40,238
  18,300 Ocular Sciences Inc. ....................................       300,806
 154,900 Orthodontic Centers of America, Inc. ....................     2,517,125

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Health Care Products & Services -- 1.3% (continued)
  44,200 Oxford Health Plans, Inc. ...............................  $    685,100
  31,300 Pediatrix Medical Group Inc.+............................       467,544
  17,800 Phycor Inc. .............................................        72,313
  11,200 Province Healthcare Co. .................................       176,400
 125,975 Renal Care Group Inc. ...................................     2,409,272
  83,600 Total Renal Care Holdings Inc. ..........................       674,025
  21,600 Triad Hospitals, Inc. ...................................       241,650
  44,756 US Oncology, Inc. .......................................       458,749
  19,050 Xomed Surgical Products Inc. ............................     1,120,378
--------------------------------------------------------------------------------
                                                                      14,859,033
--------------------------------------------------------------------------------
 Home Building -- 0.4%
  73,544 Champion Enterprises Inc. ...............................       625,124
   6,900 Fleetwood Enterprises, Inc. .............................       140,588
  67,400 Kaufman & Broad Home Corp. ..............................     1,377,488
  16,200 Lennar Corp. ............................................       307,800
   1,900 LNR Property Corp. ......................................        35,388
     111 Modtech Holdings, Inc. ..................................           961
  12,100 NVR, Inc. ...............................................       698,775
   5,400 Oakwood Homes Corp. .....................................        32,738
  22,247 Palm Harbor Homes Inc. ..................................       340,657
 110,400 Standard Pacific Corp. ..................................     1,235,100
   5,000 Thor Industries Inc. ....................................       134,375
   2,100 Toll Brothers, Inc. .....................................        42,525
--------------------------------------------------------------------------------
                                                                       4,971,519
--------------------------------------------------------------------------------
 Home Furnishings & Appliances -- 1.0%
   5,000 American Woodmark Corp.*.................................       135,625
  85,000 Anaren Microwave Inc. ...................................     2,284,375
  12,600 Bombay Co. ..............................................        77,963
  84,000 Ethan Allen Interiors Inc.*+.............................     2,451,750
   3,600 Fedders Corp.*...........................................        23,400
 120,500 Furniture Brands International, Inc. ....................     2,417,531
  36,200 Haverty Furniture........................................       585,988
  33,200 La-Z-Boy Inc. ...........................................       728,325
  15,600 Oneida Ltd ..............................................       372,450
  98,500 Pier 1 Imports Inc. .....................................       535,594
  32,850 Salton, Inc. ............................................       915,694
   9,400 Select Comfort Corp. ....................................        68,738
   5,400 Windmere-Durable Holdings, Inc. .........................        78,638
--------------------------------------------------------------------------------
                                                                      10,676,071
--------------------------------------------------------------------------------
 Hotels -- 0.1%
  59,100 Choice Hotels Corp. Inc. ................................       960,375
  14,800 U.S. Franchises Systems, Inc., Class A Shares............       246,050
--------------------------------------------------------------------------------
                                                                       1,206,425
--------------------------------------------------------------------------------
 Insurance -- 0.6%
   1,000 American Heritage Life Insurance Co.*....................        31,375
  20,300 Arthur J. Gallagher & Co. ...............................     1,108,888
  11,900 Brown & Brown, Inc.*.....................................       425,425
  13,300 E.W. Blanch Holdings, Inc.*..............................       881,125
  70,600 First American Financial Corp.*..........................     1,050,175
  10,000 Foremost Corp. of America*...............................       237,500
  10,600 FPIC Insurance Group Inc. ...............................       184,175
   8,800 FSI International Inc. ..................................        56,650
     700 Harleysville National Corp.*.............................        24,544

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Insurance -- 0.6% (continued)
   3,300 HCC Insurance Holdings Inc. .............................  $     48,263
  14,993 Hilb, Rogal, & Hamilton Co.*.............................       361,706
     700 Markel Corp.+............................................       122,937
   9,600 Provident America Corp. .................................       168,000
  25,812 Radian Group, Inc. ......................................     1,195,418
   5,800 UICI.....................................................       152,613
   4,200 Unistar Financial Service Corp. .........................       116,025
--------------------------------------------------------------------------------
                                                                       6,164,819
--------------------------------------------------------------------------------
 Internet -- 1.2%
  15,100 24/7 Media, Inc. ........................................       517,175
   2,800 About.com, Inc. .........................................        86,275
  12,900 Ashton Technology Group, Inc.+...........................       118,922
   5,300 Autoweb.com..............................................        48,859
  18,200 CyberCash Inc.+..........................................       159,250
   6,700 Earthweb Inc. ...........................................       244,550
  21,100 Edify Corp. .............................................       240,013
   9,600 Efax.com.................................................        97,200
   4,000 Fatbrain.com, Inc. ......................................        96,250
  30,200 Go2Net+..................................................     1,963,000
  33,500 Inktomi Corp. ...........................................     3,798,063
   2,480 Internet Capitial Group, Inc.+...........................       186,000
   5,900 iturf Inc, Class A Shares................................        72,275
   6,800 Launch Media Inc. .......................................        83,725
  29,600 Leran2.com Inc.+.........................................        92,500
   6,300 Mapquest.com Inc. .......................................        75,994
   3,600 Marketwatch.com, Inc.+...................................       109,800
   2,600 Media Metrix, Inc. ......................................       124,719
  12,400 Multex.com+..............................................       206,150
  17,000 Netgravity, Inc. ........................................       459,000
  17,700 Onemain.com Inc. ........................................       296,475
  71,900 Rare Medium Group, Inc. .................................       683,050
  29,100 Security First Technologies Corp. .......................     1,076,700
  17,900 Sportsline USA Inc. .....................................       431,838
  17,700 Spyglass, Inc. ..........................................       210,188
  14,100 Telescan, Inc. ..........................................       206,213
  13,400 Theglobe.com.............................................       147,400
   7,100 Thestreet.com Inc. ......................................       125,138
   8,800 Xoom.com Inc. ...........................................       342,100
 120,500 Youbet.com...............................................     1,001,656
  14,100 Ziff-Davis Inc. - ZDet...................................       213,263
--------------------------------------------------------------------------------
                                                                      13,513,741
--------------------------------------------------------------------------------
 Internet Software -- 1.3%
  24,800 Abovenet Communications Inc. ............................       841,650
   5,700 Allaire Corp. ...........................................       285,000
   3,900 AppliedTheory Corp. .....................................        52,406
   5,100 CAIS Internet, Inc. .....................................        61,838
  18,200 CustomTracks Corp.*+.....................................       698,425
   8,700 Flashnet Communications, Inc. ...........................       110,925
   9,500 InterVU Inc. ............................................       308,156
   7,200 Juno Online Services Inc. ...............................       136,350
  10,700 Mpath Interactive Inc. ..................................       126,394
  12,000 Net Perceptions Inc. ....................................       198,000
   5,000 NetObjects Inc. .........................................        26,875
 103,200 Netopia, Inc. ...........................................     2,850,900
   2,600 Pcoder.com Inc.+.........................................        83,363

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Internet Software -- 1.3% (continued)
   8,200 Proxicom, Inc. ..........................................  $    373,100
  62,900 Realnetworks, Inc. ......................................     5,142,075
   3,700 Silknet Software, Inc. ..................................       125,338
   9,400 Softnet Systems, Inc. ...................................       191,525
  18,500 Software.com.............................................       840,594
  10,400 USinternetworking Inc. ..................................       156,000
  30,100 Vignette Corp. ..........................................     2,041,156
   6,600 WebTrends Corp. .........................................       202,950
--------------------------------------------------------------------------------
                                                                      14,853,020
--------------------------------------------------------------------------------
 Machinery -- 1.8%
  58,660 Applied Power Inc., Class A Shares*......................     1,796,463
  43,000 Astec Industries Inc. ...................................     1,456,625
   9,800 Asyst Technologies Inc. .................................       306,250
  30,500 Briggs & Stratton Corp.*.................................     1,856,688
  18,150 Chart Industries, Inc. ..................................        77,138
  18,500 CMI Corp.*...............................................       148,000
   2,100 Columbus McKinnon Corp.*.................................        36,750
  16,100 Concur Technologies......................................       402,500
  16,325 Graco Inc. ..............................................       549,948
  25,500 Helix Technology Corp. ..................................       720,375
  12,450 IDEX Corp. ..............................................       368,053
  92,300 JLG Industries Inc. .....................................     1,638,325
  37,700 Kulicke & Soffa Industries Inc. .........................       775,206
  12,900 Lincoln Electric Holding Inc. ...........................       261,225
  13,450 Lindsay Manufacturing Co. ...............................       230,331
  55,413 Manitowoc Co., Inc. .....................................     2,053,726
  17,800 MotivePower Industries, Inc. ............................       220,275
  16,400 NACCO Industries, Inc. ..................................     1,277,150
   8,800 Nordson Corp. ...........................................       432,575
  27,100 Presstek, Inc. ..........................................       165,988
   4,300 Sauer, Inc. .............................................        53,750
  14,721 Speciality Equipment Cos., Inc. .........................       339,503
   5,400 Tennant Co. .............................................       182,588
 149,977 Terex Corp. .............................................     4,030,632
   9,300 Thermo Fibertek Inc. ....................................        62,775
--------------------------------------------------------------------------------
                                                                      19,442,839
--------------------------------------------------------------------------------
 Manufacturing -- 0.4%
   2,400 American Axel & Manufacturing Holdings, Inc. ............        37,500
   6,900 AptarGroup, Inc.*........................................       177,675
   4,018 Barnes Group Inc.*.......................................        79,607
  20,746 Furon Co. ...............................................       331,936
  11,000 Gerber Scientific, Inc. .................................       224,813
  16,100 Kaydon Corp. ............................................       494,069
  10,200 Mascotech Inc. ..........................................       175,950
  41,836 Matthews International Corp., Class A Shares.............     1,134,802
   7,600 Precision Castparts Co. .................................       269,800
  34,200 Roper Industries Inc. ...................................     1,224,788
   1,000 SPS Technologies, Inc. ..................................        39,188
   7,250 Standex International Corp. .............................       165,844
  19,360 Tredegar Corp. ..........................................       421,080
   1,140 Virco Manufacturing Corp. ...............................        17,670
--------------------------------------------------------------------------------
                                                                       4,794,722
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Manufacturing - Apparel & Footwear -- 0.4%
  20,700 Authentic Fitness Corp.*.................................  $    358,369
  15,300 OshKosh B'Gosh, Inc., Class A Shares.....................       246,713
 156,893 Quiksilver Inc. .........................................     2,706,404
  12,800 Timberland, Class A Shares...............................       920,001
   4,900 Tropical Sportswear International Corp. .................        96,775
--------------------------------------------------------------------------------
                                                                       4,328,262
--------------------------------------------------------------------------------
 Medical Equipment -- 0.8%
  14,200 CardioThoractic Systems Inc. ............................       258,262
  18,300 Cell Pathways, Inc.+.....................................       183,000
  19,900 Cyberonics, Inc. ........................................       369,394
  86,500 Cytyc Corp. .............................................     2,919,375
  27,500 Datascope Corp. .........................................       859,375
   1,800 Diagnostic Products Corp.*...............................        46,800
  19,900 Eclipse Surgical Technology Inc. ........................       286,063
  10,400 Gliatech Inc. ...........................................       209,950
  20,400 Haemonetics Corp. .......................................       399,075
  11,200 Igen International Inc.*.................................       266,000
  10,500 Molecular Devices Corp. .................................       300,563
  16,600 Novoste Corp.+...........................................       364,163
  14,200 OEC Medical Systems, Inc. ...............................       489,900
   9,000 Onhealth Network Co. ....................................        60,750
  30,900 ResMed Inc. .............................................       857,475
  12,500 Scott Technologies, Inc. ................................       237,109
   3,200 Thermo Optek Corp. ......................................        26,000
   4,600 Trex Medical Corp. ......................................        20,125
  25,300 Unilab Corp. ............................................       137,569
  16,800 Ventana Medical Systems, Inc. ...........................       268,800
   1,100 Vital Signs Inc. ........................................        22,069
   1,300 West Pharmaceutical Services, Inc. ......................        48,912
--------------------------------------------------------------------------------
                                                                       8,630,729
--------------------------------------------------------------------------------
 Medical Information Systems -- 0.3%
  30,700 Cerner Corp. ............................................       510,388
  11,500 MEDE AMERICA Corp. ......................................       263,063
 190,900 Mediconsult.com, Inc. ...................................     1,324,369
  81,500 Sunquest Information Systems, Inc. ......................     1,304,000
--------------------------------------------------------------------------------
                                                                       3,401,820
--------------------------------------------------------------------------------
 Medical Products & Supplies -- 1.7%
   7,900 Acuson Corp. ............................................       124,425
  16,300 Alaris Medical Inc. .....................................        53,994
  36,500 Ballard Medical Products*................................       894,250
   6,600 Closure Medical Corp.+...................................        94,050
  31,579 CONMED Corp. ............................................       884,212
  62,500 The Cooper Companies Inc.*...............................     1,496,094
  18,300 Cygnus Inc. .............................................       213,881
  47,500 First Health Group Corp. ................................     1,024,219
  45,500 Hanger Orthopedic Group, Inc. ...........................       625,625
  43,879 IDEXX Laboratories, Inc. ................................       745,943
   9,300 IMPATH Inc. .............................................       253,425
   9,100 Landauer, Inc. ..........................................       227,500
  18,500 Laser Sight, Inc. .......................................       228,938
  21,300 Mentor Corp. ............................................       497,888
  16,000 Osteotech, Inc. .........................................       330,000
  54,400 Patterson Dental Co. ....................................     2,230,400
  60,400 Priority Healthcare Corp. Class B Shares.................     1,698,750

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Medical Products & Supplies -- 1.7% (continued)
  73,500 PSS World Medical, Inc. .................................  $    656,906
  31,259 Respironics Inc. ........................................       310,636
  52,600 Safeskin Corp. ..........................................       417,513
  77,500 STERIS Corp. ............................................       973,594
  50,600 Summit Technology Inc. ..................................       809,600
  83,200 Techne Corp. ............................................     2,579,200
  20,600 Thermo Cardiosystems Inc. ...............................       172,525
  85,200 Veterinary Centers of America............................       947,850
--------------------------------------------------------------------------------
                                                                      18,491,418
--------------------------------------------------------------------------------
 Metals & Mining -- 0.3%
   9,800 AMCOL International, Corp.*..............................       142,100
 143,600 Battle Mountain Gold.....................................       251,300
  14,400 Metals USA Inc. .........................................       153,000
  26,600 Mueller Industries, Inc. ................................       824,600
  15,697 Quanex Corp. ............................................       408,122
  73,900 Stillwater Mining Co. ...................................     1,630,419
  11,122 Valmont Industries, Inc. ................................       176,562
   7,500 Wyman-Gordon, Co. .......................................       137,813
--------------------------------------------------------------------------------
                                                                       3,723,916
--------------------------------------------------------------------------------
 Office Equipment & Supplies -- 0.4%
   3,000 Boise Cascade Office Products............................        28,875
 100,000 CBT Group PLC ADR........................................     2,100,000
  12,800 CompUSA..................................................        77,600
   5,000 Corporate Express Inc. ..................................        44,531
   2,500 General Binding Corp. ...................................        37,500
  13,000 John H. Harland Co. .....................................       258,375
  35,300 Knoll, Inc. .............................................       944,275
  15,800 New England Business Service, Inc. ......................       446,350
  26,800 Officemax Inc. ..........................................       202,675
--------------------------------------------------------------------------------
                                                                       4,140,181
--------------------------------------------------------------------------------
 Oil & Gas -- 0.7%
   5,500 Carbo Ceramics Inc.*.....................................       147,125
  39,300 Coflexip, SA*............................................     1,778,325
   8,736 Getty Realty Corp. ......................................       122,850
 141,300 Global Industries, Ltd. .................................     1,580,794
  15,800 Lone Star Technologies Inc. .............................       316,000
 160,400 National Oilwell Inc. ...................................     2,726,800
   2,700 Oceaneering International, Inc. .........................        54,169
   8,000 Pride International Inc. ................................       119,000
   5,800 Seacor Smit Inc. ........................................       301,238
  12,500 Transmontaigne, Inc. ....................................       148,438
--------------------------------------------------------------------------------
                                                                       7,294,739
--------------------------------------------------------------------------------
 Oil & Gas Drilling -- 1.4%
  10,100 Drill-Quip Inc. .........................................       282,169
  16,300 Friede Goldman International Inc. .......................       199,675
  20,600 Grey Wolf Inc. ..........................................        60,513
  49,900 Hanover Compressor Co. ..................................     1,793,281
 142,200 Marine Drilling Co., Inc. ...............................     2,257,425
  64,600 Nabors Industries Inc. ..................................     1,744,200
 144,000 Patterson Energy, Inc. ..................................     1,935,000
 207,600 Precision Drilling Corp. ................................     4,722,900
 184,800 Varco International Inc. ................................     2,286,900
--------------------------------------------------------------------------------
                                                                      15,282,063
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Oil Exploration & Production -- 2.2%
  47,200 Atwood Oceanics Inc. ....................................  $  1,486,800
  33,160 Barrett Resources Corp. .................................     1,195,832
  13,600 Basin Exploration Inc. ..................................       309,400
  20,400 Berry Petroleum Co.*.....................................       267,750
   4,800 Cabot Oil & Gas Corp.*...................................        91,500
   6,600 Cal Dive International, Inc. ............................       248,325
  34,300 Chesapeake Energy Corp. .................................       111,475
  46,425 Cross Timbers Oil Co.*...................................       574,509
  75,500 Devon Energy Corp.*......................................     2,916,188
   3,600 EEX, Corp. ..............................................        17,100
  56,200 Evergreenresources Inc. .................................     1,366,363
  24,400 Forest Oil Corp. ........................................       364,475
 394,600 Horizon Offshore Inc. ...................................     3,304,775
   1,300 Houston Exploration Co. .................................        27,625
  29,600 Meridian Resource Corp. .................................       140,600
  58,100 Newfield Exploration Co.+................................     1,764,788
 294,840 Newpark Resources Inc. ..................................     2,653,560
  37,313 Plains Resources Inc. ...................................       713,611
  76,400 Pogo Producing Co. ......................................     1,594,850
  18,500 Stone Energy Corp. ......................................       985,125
  49,200 Tom Brown, Inc. .........................................       808,725
 163,300 Veritas DGC Inc. ........................................     2,918,987
  46,360 Vintage Petroleum, Inc. .................................       663,528
--------------------------------------------------------------------------------
                                                                      24,525,891
--------------------------------------------------------------------------------
 Paper & Related Products -- 0.2%
  68,062 Buckeye Technologies Inc. ...............................     1,080,484
   6,400 Caraustar Industries Inc.*...............................       145,200
  37,713 Wausau-Mosinee Paper Corp. ..............................       518,553
--------------------------------------------------------------------------------
                                                                       1,744,237
--------------------------------------------------------------------------------
 Pharmaceuticals -- 4.4%
  59,900 Advance Paradigm Inc. ...................................     3,174,700
  63,100 Algos Pharmaceuticals Corp. .............................       524,519
  66,800 Alpharma Inc.*+..........................................     2,262,850
  50,600 Anesta Corp. ............................................       581,900
  10,100 Applied Analytical Industries Inc. ......................        74,487
  48,825 Barr Laboratories Inc. ..................................     1,684,463
   4,700 Carter-Wallace Inc.*.....................................        84,012
  77,200 Chirex Inc. .............................................     2,335,300
  21,700 Columbia Laboratories, Inc. .............................       138,337
  24,756 COR Therapeutics, Inc. ..................................       539,990
  18,300 Corixa Corp. ............................................       247,050
  51,100 Coulter Pharmaceutical Inc.+.............................     1,018,806
  69,000 Covance Inc. ............................................     1,108,312
 109,900 Dura Pharmaceuticals Inc. ...............................     1,463,044
  22,400 Duramed Pharmaceuticals, Inc. ...........................       229,600
  40,800 Enzon, Inc. .............................................     1,377,000
  10,000 Geltex Pharmaceuticals Inc.+.............................       135,000
 156,191 Gilead Sciences Inc.+....................................    12,173,136
  25,500 Human Genome Sciences, Inc. .............................     1,735,594
  23,700 IDEC Pharmaceuticals Corp.+..............................     3,011,381
  29,300 Imclone Systems Inc. ....................................       849,700
  27,700 Incyte Pharmaceuticals Inc. .............................       785,988
  34,200 Isis Pharmaceuticals Inc. ...............................       346,275
  15,000 King Pharmaceutical Inc.+................................       519,375
  12,900 K-V Phamaceuticals Co., Class B Shares...................       220,106

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Pharmaceuticals -- 4.4% (continued)
  50,000 Ligand Pharmaceuticals Inc. .............................  $    337,500
  23,900 MacroChem Corp. - Delaware+..............................       163,566
  12,700 Medco Research Inc. .....................................       290,513
 121,750 Medicis Pharmaceutical, Class A Shares...................     3,317,688
  41,000 Millennium Pharmaceuticals, Inc. ........................     2,416,437
  98,200 NBTY, Inc. ..............................................       797,875
  26,900 PAREXEL International Corp. .............................       265,638
  13,600 Pharmaceutical Resources Inc. ...........................        86,700
  15,100 Pharmacyclics Inc. ......................................       426,575
  62,700 Roberts Pharmaceutical Corp. ............................     1,681,144
   6,200 Schein Pharmaceutical Inc. ..............................        86,025
  17,500 Sicor, Inc. .............................................        70,000
  12,500 SUGEN, Inc. .............................................       390,625
  19,300 Supergen Inc. ...........................................       386,000
  28,000 Syncor International Corp. ..............................     1,008,000
  27,300 Theragenics Corp. .......................................       267,881
  30,200 Triangle Pharmaceuticals, Inc. ..........................       554,925
   3,800 Vertex Pharmaceuticals Inc. .............................       105,450
--------------------------------------------------------------------------------
                                                                      49,273,467
--------------------------------------------------------------------------------
 Printing & Publishing -- 0.8%
  68,300 Big Flower Holdings Inc. ................................     1,972,162
  15,800 Consolidated Graphics Inc. ..............................       667,550
   2,900 IDG Books Worldwide, Inc., Class A Shares................        49,844
  33,300 Journal Register Co. ....................................       511,987
  50,300 Lee Enterprises, Inc. ...................................     1,442,981
 146,100 Mail-Well, Inc. .........................................     2,081,925
  64,200 Playboy Enterprises, Class B Shares......................     1,352,212
   1,100 Pulitizer, Inc. .........................................        48,193
  35,319 R.H. Donnelley, Corp. ...................................       611,460
   3,700 Scholastic Corp. ........................................       146,613
--------------------------------------------------------------------------------
                                                                       8,884,927
--------------------------------------------------------------------------------
 Real Estate -- 0.5%
     800 Alexandria Real Estate*..................................        23,450
  14,539 CB Richard Ellis Services Inc. ..........................       181,738
  11,300 Chateau Communities Inc.*................................       329,113
   3,200 Chelsea GCA Realty, Inc.*................................       108,800
  28,700 Cousins Properties Inc.*.................................     1,029,613
  12,561 Crestline Capital, Corp. ................................       237,874
  10,600 Federal Realty Investment Trust..........................       231,875
  14,408 Forest City Enterprises Inc., Class A Shares.............       351,195
  11,466 Insignia Financial Group, Inc. ..........................       113,943
  33,100 Jones Lang Lasalle Inc. .................................       422,025
   8,000 Manufactured Home Communities, Inc. .....................       195,000
  25,250 Miller Industries Inc. ..................................        64,703
  18,000 Mills Corp. .............................................       345,375
   9,000 National Golf Properties, Inc. ..........................       201,375
  21,000 Smith Charles E. Residential Realty, Inc. ...............       720,563
  18,600 Town & Country Trust.....................................       323,175
  28,100 Trammell Crow Co. .......................................       400,425
  35,900 Washington Real Estate Investment Co. ...................       578,888
   5,900 Weingarten Realty Investement............................       234,156
--------------------------------------------------------------------------------
                                                                       6,093,286
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Rental Services -- 0.8%
  38,200 Aaron Rents, Inc.*.......................................  $    723,413
 108,900 Avis Rent A Car, Inc. ...................................     2,395,800
  34,300 Budget Group Inc., Class A Shares........................       302,269
  18,500 Cort Business Services Corp. ............................       463,656
   9,600 McGrath Rent Corp. ......................................       178,500
  18,400 National Equipment Services, Inc. .......................       159,850
  14,000 Nationsrent Inc. ........................................        94,500
  15,100 Neff Corp. ..............................................       188,750
  45,300 Rent-A-Center, Inc. .....................................     1,005,094
 167,990 Rent-way, Inc. ..........................................     3,464,794
--------------------------------------------------------------------------------
                                                                       8,976,626
--------------------------------------------------------------------------------
 Restaurants -- 0.9%
  32,100 Applebees International Inc.*............................       997,106
  13,100 Avado Brands, Inc.*......................................        90,062
 109,462 CEC Entertainment, Inc. .................................     3,051,253
  19,550 The Cheesecake Factory Inc. .............................       591,388
  36,900 CKE Restaurants, Inc.*...................................       297,506
  18,415 Consolidated Products Inc. ..............................       267,018
  32,100 Dave & Buster's Inc. ....................................       377,175
  17,400 IHOP Corp. ..............................................       391,500
  33,180 NPC International, Inc. .................................       375,349
   8,500 O'Charley's Inc. ........................................       130,688
  26,325 Papa John's International Inc.+..........................     1,046,419
   4,700 PF Changs China Bistro, Inc. ............................       103,400
  10,100 RARE Hospitality International Inc. .....................       198,844
  35,600 Rubios Restaurants, Inc. ................................       391,600
  30,400 Ruby Tuesday Inc. .......................................       551,000
   5,300 Sbarro Inc. .............................................       145,750
  21,030 Sonic Corp. .............................................       644,044
--------------------------------------------------------------------------------
                                                                       9,650,102
--------------------------------------------------------------------------------
 Retail -- 3.7%
  75,300 7-Eleven, Inc. ..........................................       155,306
   9,693 99 Cents Only Stores.....................................       348,948
   3,800 Alexander's Inc. ........................................       305,662
  71,500 Ames Department Stores Inc. .............................     2,100,312
  38,700 Borders Group, Inc. .....................................       515,194
   4,200 Burlington Coat Factory Wholesale Corp.*.................        69,300
  50,046 Caseys General Stores Inc.*..............................       669,365
  71,700 Cheap Tickets Inc. ......................................     2,652,900
  19,300 The Children's Place Retail Stores, Inc.+................       610,363
  53,100 Claire's Stores Inc.*....................................       998,944
   3,000 Coldwater Creek Inc. ....................................        52,875
  55,450 Cost Plus Inc. ..........................................     2,467,525
   9,500 Creative Computers, Inc. ................................        54,625
   5,300 DELIA*s Inc. ............................................        43,063
  69,575 Dollar Tree Stores Inc. .................................     2,295,975
  19,100 Duane Reade Inc. ........................................       601,650
  31,200 Egghead Inc. ............................................       235,950
   5,600 Electronics Boutique Holdings Corp. .....................       126,000
  13,500 Factory 2-U Stores, Inc. ................................       385,594
   8,600 The Finish Line, Class A Shares..........................        76,863
   8,774 Goody's Family Clothing Inc. ............................        80,885
  23,800 Guitar Center, Inc. .....................................       184,450
   4,700 Gymboree Corp. ..........................................        24,381
 730,300 Hanover Direct Inc. .....................................     1,278,025

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Retail -- 3.7% (continued)
  27,800 Henry Schein Inc. .......................................  $    474,338
  72,200 Hollywood Entertainment Corp. ...........................       979,213
   8,500 InterTAN Inc. ...........................................       157,250
  33,900 J. Jill Group, Inc. .....................................       567,825
  21,865 Jostens Inc. ............................................       440,033
  12,900 Lands End Inc. ..........................................       649,838
  38,200 Lithia Motors, Inc., Class A Shares......................       773,550
 123,318 The Mens Wearhouse.......................................     2,543,434
  46,500 Michaels Stores Inc. ....................................     1,426,969
  97,000 Micro Warehouse Inc. ....................................     1,188,250
   5,300 Movado Group, Inc. ......................................       141,112
  87,100 Musicland Stores Corp. ..................................       740,350
  29,100 Oakley Inc. .............................................       178,238
 157,088 Pacific Sunware of California, Inc.+.....................     3,652,284
   6,300 PC Connection Inc. ......................................        79,931
 135,100 Petsmart Inc. ...........................................       650,169
  13,700 Restoration Hardware Inc. ...............................       107,888
  37,700 Rexall Sundown Inc. .....................................       471,250
  21,900 School Specialty, Inc. ..................................       271,012
  32,400 Shop At Home, Inc. ......................................       281,475
  46,654 Sunglass Hut International Inc. .........................       589,007
   2,000 Systemax Inc. ...........................................        18,625
   7,000 Tarrant Apparel Group....................................       102,375
  19,700 Tractor Supply Co. ......................................       406,313
  24,500 Trans World Entertainment Corp. .........................       294,000
   4,200 Tuesday Morning Corp. ...................................        83,737
  63,200 Tweeter Home Entertainment Group.........................     2,125,100
   5,500 Value America Inc. ......................................        58,094
  10,500 Whitehall Jewlers, Inc. .................................       295,313
  74,200 Williams-Sonoma, Inc. ...................................     2,893,800
  45,200 Zale Corp. ..............................................     1,567,875
--------------------------------------------------------------------------------
                                                                      40,542,803
--------------------------------------------------------------------------------
 Retail - Apparel & Shoes -- 1.3%
 136,000 AnnTaylor Stores Corp. ..................................     4,505,000
   3,200 Bebe Stores Inc.+........................................        76,800
  10,559 Buckle Inc. .............................................       178,183
   2,200 Cato Corp. ..............................................        29,563
   8,200 Chico's Fas Inc. ........................................       181,938
   6,800 Columbia Sportswear Co. .................................       121,975
   5,300 Davids Bridal, Inc.+.....................................        48,528
   4,400 Deb Shops Inc.*..........................................        68,750
   3,800 Donna Karan International Inc. ..........................        31,350
  10,100 Footstar Inc. ...........................................       328,250
 146,300 Genesco Inc. ............................................     1,737,313
   5,700 Global Sports, Inc.+.....................................       116,850
   9,900 Guess ? Inc. ............................................       130,556
  14,625 Just For Feet Inc.+......................................        59,414
  54,800 Kenneth Cole Productions, Inc. ..........................     1,873,475
   7,100 K-Swiss Inc. ............................................       222,763
   9,000 Nautica Enterprises Inc. ................................       120,938
   9,400 Onsale Inc. .............................................       143,350
   2,900 Reebok International Ltd. ...............................        34,256
  10,300 Shoe Carnival, Inc. .....................................       119,737
  24,500 Stein Mart, Inc. ........................................       169,969
  46,700 Stride Rite Corp. .......................................       405,706

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                          SECURITY                              VALUE

--------------------------------------------------------------------------------
 Retail - Apparel & Shoes -- 1.3% (continued)
  3,200 The Talbot's Inc. ........................................  $     99,000
 79,400 Tommy Hilfiger Corp. .....................................     2,694,638
 11,700 Urban Outfitters Inc. ....................................       334,181
 32,900 Wet Seal Inc., Class A Shares.............................       501,725
  5,600 Wolverine Worldwide Inc. .................................        63,350
--------------------------------------------------------------------------------
                                                                      14,397,558
--------------------------------------------------------------------------------
 Retail - Internet -- 0.3%
 16,700 Barnes and Noble.com Inc.+................................       313,125
 22,100 Beyond.com Corp.+.........................................       372,938
 17,854 CDnow Inc. ...............................................       252,188
 10,900 Cyberian Outpost, Inc.+...................................        89,244
 10,500 Imall, Inc. ..............................................       181,781
 82,700 Musicmaker.com, Inc. .....................................       979,478
 18,400 RoweCom Inc. .............................................       331,200
 51,000 Ticketmaster Online-Citysearch Inc. ......................     1,306,875
  2,300 Ubid Inc. ................................................        48,587
--------------------------------------------------------------------------------
                                                                       3,875,416
--------------------------------------------------------------------------------
 Security -- 0.1%
 36,100 Checkpoint Systems, Inc. .................................       306,850
 23,200 Identix Inc. .............................................       185,600
  1,600 ITI Technologies Inc. ....................................        37,000
 81,200 Sensormatic Electronics Corp. ............................       949,025
--------------------------------------------------------------------------------
                                                                       1,478,475
--------------------------------------------------------------------------------
 Shipbuilding -- 0.1%
 15,799 Halter Marine Group Inc. .................................        83,932
 37,700 Newport News Shipbuilding Inc.+...........................     1,185,194
--------------------------------------------------------------------------------
                                                                       1,269,126
--------------------------------------------------------------------------------
 Steel -- 0.3%
 39,300 Armco Inc. ...............................................       270,188
 20,800 Carpenter Technology Corp.*...............................       475,800
  1,500 Gibraltar Steel Corp. ....................................        36,938
 44,800 Reliance Steel & Aluminum Co. ............................     1,484,000
 45,100 Steel Dynamics Inc. ......................................       811,800
--------------------------------------------------------------------------------
                                                                       3,078,726
--------------------------------------------------------------------------------
 Telecommunications - Equipment -- 1.0%
 22,300 ADTRAN, Inc. .............................................       850,188
 83,600 Advanced Fibre Communications, Inc. ......................     1,363,725
 21,300 Andrew Corp. .............................................       372,750
 37,200 Aspect Telecommunications Corp. ..........................       411,525
  7,800 The Associated Group Inc. ................................       437,775
 18,800 Aware, Inc. ..............................................       629,800
 20,400 Com21, Inc. ..............................................       367,200
 24,300 CommNet Cellular Inc. ....................................       759,375
 69,700 Excel Switching Corp. ....................................     2,430,788
 70,100 Executone Information Systems, Inc. ......................       254,113
  8,200 IPC Communications, Inc. .................................       403,850
 16,600 North Pittsburgh Systems Inc. ............................       216,838
 22,900 Premisys Communications, Inc. ............................       167,456
  9,164 Superior Telecom Inc. ....................................       241,129
    800 Superior Trust............................................        21,050
 31,900 Tekelec...................................................       514,388
 10,600 Tut Systems, Inc. ........................................       262,350

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                           SECURITY                             VALUE

--------------------------------------------------------------------------------
 Telecommunications - Equipment -- 1.0% (continued)
  22,800 Westell Technologies Inc. ...............................  $    172,425
  53,600 World Access, Inc. ......................................       666,650
--------------------------------------------------------------------------------
                                                                      10,543,375
--------------------------------------------------------------------------------
 Telecommunications - Services -- 3.3%
  11,900 ACT Networks Inc. .......................................       114,538
  65,900 Allegience Telecom, Inc. ................................     3,952,117
  14,534 American Mobile Satellite Corp.+.........................       283,413
  16,300 ANADIGICS, Inc. .........................................       582,725
 160,300 Anchor Communications Inc. ..............................     4,247,950
  34,200 CapRock Communications Corp. ............................       842,175
  71,100 Commonwealth Telephone Enterprises, Inc.*................     3,030,638
 131,900 CTC Communications Corp. ................................     1,986,744
   9,200 Destia Communications, Inc.+.............................       147,200
  54,900 E.Spire Communications Inc. .............................       439,200
  15,000 Hyperion Telecommunications, Inc. .......................       282,188
  54,300 ICG Communications, Inc. ................................     1,126,725
  22,700 IDT Corp. ...............................................       672,488
   6,500 Inet Technologies, Inc. .................................       201,906
  89,600 ITC/DeltaCom, Inc. ......................................     2,363,200
  33,800 IXC Communications, Inc. ................................     1,187,225
   5,700 Melita International Corp. ..............................        51,300
  10,500 Metricom, Inc.+..........................................       252,000
  57,100 MGC Communications, Inc. ................................     1,313,300
  77,700 Orckit Communications Ltd. ..............................     2,423,269
  48,100 Pacific Gateway Exchange Inc. ...........................       980,038
  38,600 P-Com, Inc. .............................................       185,763
  32,900 Plantronics, Inc. .......................................     1,665,562
  42,400 Premiere Technologies, Inc. .............................       276,925
  12,200 Stanford Telecommunications, Inc. .......................       350,750
  39,300 Star Telecommunications, Inc. ...........................       225,975
 154,275 Talk.com, Inc. ..........................................     1,590,961
 100,450 Transaction Network Services, Inc. ......................     4,407,244
  23,500 US LEC Corp., Class A Shares.............................       763,750
  12,000 West TeleServices Corp. .................................       127,500
--------------------------------------------------------------------------------
                                                                      36,074,769
--------------------------------------------------------------------------------
 Telecommunications - Wireless -- 1.9%
  13,397 Aerial Communications, Inc. .............................       211,003
  29,974 Brightpoint, Inc. .......................................       105,846
  10,900 Carrier Access Corp.+....................................       528,650
  39,600 Cellnet Data Systems Inc. ...............................       275,963
  73,300 Digital Microwave Corp. .................................     1,003,294
  22,100 General Cable Corp. .....................................       320,450
  54,400 InterDigital Communications Corp. .......................       329,800
  18,200 Leap Wireless International, Inc.+.......................       316,225
  25,200 Netro Corp. .............................................       782,775
  32,400 Omnipoint Corp.+.........................................     1,312,200
  38,100 Pagemart Wireless, Inc., Class A Shares..................       242,888
  95,300 Paging Network, Inc. ....................................       294,834
  82,000 Pinnacle Holdings Inc. ..................................     2,065,375
  26,486 Powertel, Inc. ..........................................       979,982
  47,800 Powerwave Technologies, Inc. ............................     2,028,513
 127,470 Price Communications Corp. ..............................     2,621,102
  31,800 Proxim, Inc. ............................................     1,550,250
  85,400 SBA Communications Corp. ................................       976,763

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                    Small Capitalization Growth Investments

 SHARES                          SECURITY                              VALUE

--------------------------------------------------------------------------------
 Telecommunications - Wireless -- 1.9% (continued)
 68,089 Skytel Communications Inc. ...............................  $  1,349,013
 94,700 Terayon Communication Systems, Inc. ......................     3,409,200
--------------------------------------------------------------------------------
                                                                      20,704,126
--------------------------------------------------------------------------------
 Telephone -- 0.8%
 14,600 CFW Communications, Co.*+.................................       309,338
 52,600 Intermedia Communications Inc.+...........................     1,367,600
 77,200 NEXTLINK Communications, Class A Shares...................     3,888,950
 23,980 Primus Telecommunications Group, Inc. ....................       563,530
 59,900 Viatel, Inc. .............................................     2,317,381
--------------------------------------------------------------------------------
                                                                       8,446,799
--------------------------------------------------------------------------------
 Textiles -- 0.1%
 22,500 G&K Services Inc., Class A Shares.........................       935,156
  6,100 Kemet Corp. ..............................................       157,456
 26,800 Pillowtex Corp. ..........................................       293,125
--------------------------------------------------------------------------------
                                                                       1,385,737
--------------------------------------------------------------------------------
 Transportation -- 0.8%
 14,100 Air Express International Corp.*..........................       344,569
 10,500 American Freightways Corp. ...............................       220,500
 17,050 Atlas Air, Inc. ..........................................       464,612
 40,700 C.H. Robinson Worldwide, Inc.*............................     1,282,050
  3,500 Convenant Transport, Inc. ................................        59,063
 36,150 Eagle USA Airfreight Inc. ................................     1,012,200
  2,800 Florida East Coast Industries, Inc. ......................       100,800
 10,200 Forward Air Corp. ........................................       229,500
 38,300 Gulfmark Offshore, Inc. ..................................       718,125
  9,885 Heartland Express, Inc. ..................................       147,039
 20,400 Kirby Corp. ..............................................       408,000
  7,400 Knight Transportation Inc. ...............................       111,000
  6,800 Landstar Systems, Inc. ...................................       251,600
    900 M.S. Carriers, Inc. ......................................        25,650
 61,800 Swift Transportation Co., Inc. ...........................     1,286,212
 49,900 U.S. Freightways Corp. ...................................     2,420,150
 12,100 Wisconsin Central Transmission Corp. .....................       192,844
--------------------------------------------------------------------------------
                                                                       9,273,914
--------------------------------------------------------------------------------
 Utilities -- 0.8%
  9,500 Aquarion Co. .............................................       342,000
  6,066 Baldor Electric Co.*......................................       107,671
 57,200 Calpine Corp. ............................................     5,183,750
  6,600 Colonial Gas Co.*.........................................       248,325
  4,100 Commonwealth Energy System Co.*...........................       180,810
 11,000 Consol Energy Inc.*.......................................       147,813
 11,100 Cuno Inc. ................................................       228,938
 11,800 Electric Lightway Inc., Class A Shares....................       151,925
  1,300 Empire District Electric Co.*.............................        33,150
  6,400 MDU Resources Group, Inc. ................................       150,400
  1,700 Otter Tail Power Co. .....................................        67,681
  7,400 Pennsylvania Enterprises, Inc. ...........................       231,250
  4,800 Philadelphia Suburban Corp. ..............................       111,300
  2,700 Public Service Co. of North Carolina......................        82,350
  9,030 Southern Union Co. .......................................       189,066
 46,200 UTI Energy Corp. .........................................       924,000
--------------------------------------------------------------------------------
                                                                       8,380,429
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                    Small Capitalization Growth Investments
                       See Notes to Financial Statements.

 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Visioncare -- 0.7%
      43,000 Electro Scientific Industries, Inc. ..............  $    1,720,000
     114,000 Laser Vision Centers Inc. ........................       2,728,875
      54,200 The Lazer Center..................................       1,619,225
      28,300 LCA-Vision Inc ...................................         189,256
      49,800 Sunrise Technologies, Inc. .......................         211,650
      30,595 Wesley Jessen VisionCare..........................         938,884
-------------------------------------------------------------------------------
                                                                      7,407,890
-------------------------------------------------------------------------------
 Waste Management -- 0.1%
      12,000 Casella Waste Systems Inc., Class A Shares........         204,000
      17,400 Stericycle, Inc. .................................         277,313
      16,100 Waste Connections Inc. ...........................         347,156
       3,800 Waste Industries, Inc. ...........................          57,000
-------------------------------------------------------------------------------
                                                                        885,469
-------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $1,048,503,182).......   1,094,483,882
-------------------------------------------------------------------------------
    FACE
   AMOUNT                         SECURITY                           VALUE
-------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS -- 0.1%
             U.S. Treasury Bills:
 $   200,000 4.450% due 9/16/99++..............................         199,630
     800,000 4.630% due 9/16/99++..............................         798,456
-------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost --
               $998,086).......................................         998,086
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.3%
  14,203,000 Morgan Stanley Dean Witter & Co., 5.400% due
             9/1/99; Proceeds at maturity -- $14,205,130;
             (Fully collateralized by U.S. Treasury Notes &
             Bonds, 6.375% to 6.625% due 8/15/02 to 8/15/27;
             Market value -- $14,590,750) (Cost --
              $14,203,000).....................................      14,203,000
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost --
               $1,063,704,268**)...............................  $1,109,684,968
-------------------------------------------------------------------------------

 + All or a portion of the security is on loan (See Note 12).
 * Denotes income producing security.
 ++ Security has been partially segregated by Custodian for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]

                         Classification of Investments
                     Electronics                             4.6%
                     Retail                                  3.7%
                     Commercial Services                     3.6%
                     Electronic Component & Semiconductors   7.4%
                     Banking                                 2.9%
                     Pharmaceuticals                         4.4%
                     Computers                               5.2%
                     Computer Software                       6.5%
                     Other Common Stock                     60.3%
                     U.S. Government Obligations
                      & Repurchase Agreement                 1.4%

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                            SECURITY                           VALUE

--------------------------------------------------------------------------------
 STOCK -- 98.0%
--------------------------------------------------------------------------------
 Australia -- 1.8%
      43,700 Amcor Ltd. ........................................  $      227,359
      77,100 Amp Ltd. ..........................................         766,838
       9,300 Ashton Mining Ltd. ................................           3,733
   1,184,092 Australia New Zealand Banking Group Ltd. ..........       7,688,370
      25,145 Australian Gas Light Co. Ltd. .....................         163,107
      79,293 Boral Ltd. (a).....................................         121,260
      15,200 Brambles Industries Ltd. ..........................         422,749
     249,544 Broken Hill Proprietary Co. Ltd. (b)...............       2,679,301
      64,645 Coca-Cola Amatil Ltd. .............................         233,021
      80,815 Coles Myer Ltd. ...................................         450,119
      65,985 Colonial Ltd. .....................................         247,606
      10,400 CSL Ltd. ..........................................         123,637
      71,400 CSR Ltd. ..........................................         181,983
      26,048 David Jones Ltd. ..................................          20,415
      13,300 Delta Gold NL......................................          18,712
       5,500 Dominion Mining Ltd.*..............................           1,296
      24,266 Email Ltd. ........................................          43,294
      10,918 F.H. Faulding & Co. Ltd. ..........................          71,934
     121,600 Fosters Brewing Group Ltd.*........................         355,648
      40,361 Futuris Corp. Ltd. ................................          54,007
     101,787 General Property Trust.............................         172,523
      42,189 GIO Australia Holdings Ltd. .......................          68,040
       6,802 Goldfields Ltd. ...................................           4,724
     100,576 Goodman Fielder Ltd. ..............................          92,285
      13,118 Howard Smith Ltd. .................................         104,484
      10,786 Iluka Resources Ltd. ..............................          25,703
      30,432 James Hardie Industries Ltd. ......................          80,842
      19,600 Leighton Holdings Ltd. ............................          78,156
      35,182 Lend Lease Corp. Ltd. .............................         429,123
     101,125 M.I.M. Holdings Ltd.*..............................          79,257
      24,712 Mayne Nickless Ltd. ...............................          80,149
      12,300 Metal Manufactures Ltd. ...........................          14,891
     102,000 National Australia Bank Ltd. ......................       1,539,713
      18,442 Newcrest Mining Ltd.*..............................          43,479
     138,428 News Corp. Ltd. ...................................       1,009,959
     149,267 News Corp. Ltd. Preferred..........................         986,318
     137,615 Normandy Mining Ltd. ..............................          98,210
      48,575 North Ltd. ........................................         107,093
      19,400 Orica Ltd. ........................................         100,500
      70,800 Pacific Dunlop Ltd. ...............................         105,114
      53,625 Pioneer International Ltd. ........................         136,679
           0 Publishing & Broadcasting Ltd. ....................               2
      30,445 QBE Insurance Group Ltd. ..........................         108,636
      11,820 Resolute Ltd. .....................................           4,293
      18,443 Rio Tinto Ltd. ....................................         316,124
       9,300 Rothmans Holdings Ltd. ............................          96,889
      40,825 Santos Ltd. .......................................         121,743
      31,201 Schroders Property Fund............................          50,498
       8,486 Sons of Gwalia Ltd. ...............................          21,088
      44,412 Southcorp Ltd. ....................................         166,852
      25,842 Stockland Trust Group..............................          59,262
      15,700 Suncorp-Metway Ltd. ...............................          85,334
      41,700 Sydney Harbour Casino Holdings Ltd. ...............          39,856
      22,300 TABCORP Holdings Ltd. .............................         152,041
     368,700 Telstra Corp. Ltd.*................................       1,914,720

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                          VALUE

------------------------------------------------------------------------------
 Australia -- 1.8% (continued)
      20,240 Wesfarmers Ltd. .................................  $      181,846
      96,163 Westfield Trust..................................         195,466
     127,900 Westpac Banking Corp. Ltd. (a)...................         774,228
      70,375 WMC Ltd. ........................................         309,729
      82,731 Woolworths Ltd. .................................         288,778
       2,660 Zimbabwe Platinum Mines Ltd.*....................             932
------------------------------------------------------------------------------
                                                                    24,119,948
------------------------------------------------------------------------------
 Austria -- 0.1%
         200 Austria Mikro Systeme International AG...........           7,531
       1,900 Austria Tabakwerke AG............................         103,559
       2,800 Austrian Airlines Osterreichische Luftverkehrs
              AG..............................................          65,216
       9,975 Bank Austria AG*.................................         529,464
         300 Bau Holding AG...................................          10,473
       1,000 Boehler-Uddeholm AG..............................          48,051
         100 BWT AG...........................................          18,643
         700 EA-Generali AG...................................         119,784
       1,800 Flughafen Wien AG*...............................          71,205
         200 Lenzing AG.......................................          11,196
       1,000 Mayr-Melnhof Karton AG...........................          47,956
       1,000 Oesterreichische Brau-Beteiligungs AG*...........          45,632
       2,500 Oesterreichische Elektrizitaetswirtschafts AG,
              Class A Shares..................................         374,986
       2,230 OMV AG...........................................         223,659
       1,000 Radex-Heraklith Industriebeteiligungs AG.........          28,372
         300 Universale-Bau AG................................          10,140
       1,200 VA Technolgie AG.................................         105,841
       5,600 Wiener Baustoffindustrie AG......................         133,034
------------------------------------------------------------------------------
                                                                     1,954,742
------------------------------------------------------------------------------
 Belgium -- 0.6%
          45 Almanij NV - STRIP VVPR*.........................               3
         591 AXA Warrants, Expire 7/13/01*....................               0
         900 Barco NV.........................................         124,537
         160 Bekaert NV.......................................          74,126
       1,675 Cimenteries CBR Cementbedrijven..................         152,337
         250 Cimenteries CBR Cementbedrijven - STRIP VVPR*....               7
         275 Colruyt NV.......................................         183,294
         600 Compagnie Maritime Belge S.A. ...................          25,477
          25 Copeba...........................................           1,571
         395 D'leteren S.A. ..................................         183,585
       4,100 Delhaize-Le Lion S.A. ...........................         348,632
       3,850 Electrabel S.A. .................................       1,286,315
         625 Electrabel S.A. - STRIP VVPR*....................             118
      51,418 Fortis AG........................................       1,765,168
      41,418 Fortis AG - STRIP VVPR...........................             437
         110 Generale de Banque S.A. - STRIP VVPR*............               2
         600 Glaverbel S.A. ..................................          61,476
       1,850 Groupe Bruxelles Lambert S.A. ...................         353,506
      21,440 KBC Bancassurance Holdings NV....................       1,200,295
       2,140 KBC Bancassurance Holdings NV - STRIP VVPR*......              90
         175 Royale Belge - STRIP VVPR*.......................               3
       5,900 Solvay S.A. .....................................         415,374
       5,750 Tractebel........................................       1,050,147
         750 Tractebel - STRIP VVPR...........................               7
       1,100 Tractebel Warrants, Expire 11/30/99*.............              11

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                          VALUE

------------------------------------------------------------------------------
 Belgium -- 0.6% (continued)
       9,830 UCB S.A. ........................................  $      416,375
       1,700 Union Miniere S.A. ..............................          68,075
------------------------------------------------------------------------------
                                                                     7,710,968
------------------------------------------------------------------------------
 Canada -- 1.5%
     202,300 BCE Inc.*........................................       9,435,786
      22,600 Biochem Pharma, Inc.*............................         585,834
      21,200 Newbridge Networks Corp.*........................         581,675
      14,000 Nortel Networks Corp. ...........................         574,875
     172,800 The Seagram Co. Ltd. (a).........................       9,177,322
      28,600 TD Waterhouse Group, Inc.*.......................         433,159
------------------------------------------------------------------------------
                                                                    20,788,651
------------------------------------------------------------------------------
 Denmark -- 0.4%
         255 Aarhus Oliefabrik A/S, Class A Shares............           6,701
          65 Aarhus Oliefabrik A/S, Class B Limited Voting
              Shares..........................................           1,736
       1,015 Bang & Olufsen Holding A/S, Class B Shares.......          59,696
       2,945 Carlsberg A/S, Class A Shares....................         112,961
       2,760 Carlsberg A/S, Class B Shares....................         108,751
          93 D/S 1912, Class B Shares ........................         898,410
          62 D/S Dampskibsselskabet Svendborg, Class B
              Shares..........................................         846,443
       4,750 Danisco A/S (a)..................................         202,440
       4,425 Den Danske Bank Group............................         504,162
       1,710 Det Ostasiatiske Kompagni A/S*...................          19,434
       4,190 FLS Industries A/S, Class B Shares...............         107,144
       2,375 GN Store Nord A/S (a)............................          80,301
       3,125 ISS International Service System A/S, Class B
              Shares*.........................................         172,252
         215 J. Lauritzen Holdings A/S*.......................          24,434
         970 Korn-OG Foderstof Kompagniet A/S.................          22,048
         600 NKT Holdings A/S.................................          48,585
       6,310 Novo Nordisk A/S, Class B Shares.................         744,029
         825 Radiometer A/S, Class B Shares...................          35,863
       3,750 SAS Danmark A/S (a)..............................          39,955
         524 Sophus Berendsen A/S, Class A Shares.............          10,719
       2,475 Superfos A/S.....................................          52,389
      17,480 Tele Danmark A/S.................................         988,342
       4,550 Unidanmark A/S, Class A Shares...................         298,631
------------------------------------------------------------------------------
                                                                     5,385,426
------------------------------------------------------------------------------
 Finland -- 1.5%
       1,900 Amer Group Ltd. .................................          33,817
       3,090 Asko Oyj, Class A Shares.........................          52,158
       2,487 Finnlines Oyj....................................          68,827
       4,306 Hartwall Oyj AB..................................          58,219
       1,100 Instrumentarium Group, Class A Shares............          41,248
         860 Instrumentarium Group, Class B Shares............          30,886
      10,900 Kemira Oyj.......................................          62,173
       8,300 Kesko Oyj*.......................................         101,875
         700 Kone Corp., Class B Shares.......................          86,880
      68,566 Merita PLC, Class A Shares*......................         362,131
       1,100 Metra Oyj, Class A Shares........................          19,834
       3,600 Metra Oyj, Class B Shares........................          64,645
     184,500 Nokia Oyj AB, Class K Shares.....................      15,382,704
      10,800 Outokumpu Oyj, Class A Shares*...................         141,117
       1,500 Pohjola Insurance Group, Class A Shares..........          71,300
       2,000 Pohjola Insurance Group, Class B Shares..........          97,390
      11,089 Raisio Group PLC.................................         111,979

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                          VALUE

------------------------------------------------------------------------------
 Finland -- 1.5% (continued)
       7,376 The Rauma Group Oyj..............................  $       93,492
      12,271 Rautaruukki Oyj*.................................          88,140
       5,100 Sampo Insurance Co. Ltd., Class A Shares*........         167,001
      36,542 Sonera Group Oyj.................................         885,854
       1,800 Stockmann AB, Class A Shares.....................          32,322
       2,300 Stockmann AB, Class B Shares.....................          32,919
           1 Stora Enso Oyj, Class R Shares...................              13
       4,149 Tietoenator Corp. ...............................         140,242
      51,260 UPM-Kymmene Oyj..................................       1,773,280
------------------------------------------------------------------------------
                                                                    20,000,446
------------------------------------------------------------------------------
 France -- 8.8%
       2,841 Accor S.A.* .....................................         683,616
      13,820 Alcatel..........................................       2,116,721
         596 Allianz Cert, Value Guaranteed...................               0
         828 Assurance Generales de France Convertible........             472
      23,307 Axa..............................................       2,900,142
      16,914 Banque Nationale de Paris........................       1,293,518
         210 Bongrain S.A. ...................................          80,078
       1,645 Bouygues S.A. (a) ...............................         453,517
       9,412 Canal Plus.......................................         646,223
       4,800 Cap Gemini S.A. (a) .............................         823,914
      83,290 Carrefour Supermarche S.A. ......................      13,548,811
         650 Chargeurs S.A. ..................................          38,792
       1,344 Club Mediterranee S.A.* .........................         139,127
       1,400 Coflexip S.A. ...................................         124,590
           1 Compagnie Bancaire S.A.* ........................             135
       5,960 Compagnie de Saint Gobain........................       1,152,087
      10,396 Compagnie Financiere de Paribas..................       1,105,817
       1,450 Compagnie Francaise d'Etudes et de Construction
              Technip.........................................         160,209
         450 Compagnie Generale de Geophysique S.A. ..........          27,308
      10,660 Compagnie Generale des Establissements Michelin,
              Class B Shares..................................         461,779
       1,250 CPR S.A. ........................................          56,776
       9,968 Dassault Systemes S.A. (a) ......................         379,051
         400 Dollfus-Mieg & Cie S.A. .........................           2,142
      28,377 Elf Aquitaine S.A. ..............................       4,975,792
      91,298 Equant N.V.* ....................................       8,076,695
       2,400 Eridania Beghin-Say S.A. (a) ....................         317,397
         950 Essilor International S.A. ......................         317,101
       6,600 Etablissements Economiques du Casino Guichard-
              Perrachon S.A. .................................         695,067
       1,550 Etablissements Economiques du Casino Guichard-
              Perrachon S.A. Preferred........................         101,510
      69,305 France Telecom S.A. (a) .........................       5,395,350
       4,924 Groupe Danone....................................       1,218,126
       1,369 Groupe GTM.......................................         149,524
       1,350 Groupe SEB S.A. .................................         102,743
         600 Groupement pour le Financement de la
              Construction....................................          70,349
       1,400 Imetal S.A. .....................................         223,006
       6,764 L'Air Liquide*...................................       1,037,427
       4,874 L'oreal S.A. ....................................       3,148,252
       8,491 Lafarge S.A. ....................................         912,152
      11,140 Lagardere S.C.A. ................................         451,860
       1,810 Legrand S.A. ....................................         430,178
       7,485 LVMH.............................................       2,277,837
       1,686 Natexis (a)......................................         113,800
       2,100 Pathe S.A. ......................................         244,005
       5,300 Pechiney S.A.* ..................................         308,471
       5,250 Pernod Ricard....................................         402,609

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 France -- 8.8% (continued)
       7,950 Pinault Printemps Redout S.A. ...................   $    1,377,205
       1,850 Primagaz Cie.....................................          155,550
       1,300 Promodes.........................................        1,226,259
       2,975 PSA Peugeot Citroen..............................          546,794
      25,564 Rhone-Poulenc S.A.* .............................        1,239,990
         350 Sagem S.A. ......................................          221,823
      71,088 Sanofi S.A.* ....................................        2,958,558
      12,906 Schneider S.A. ..................................          865,671
       2,500 Sidel S.A. (a)...................................          276,486
       1,684 Simco S.A. ......................................          148,085
       1,150 Skis Rossignol S.A. .............................           17,091
       5,150 Societe BIC S.A. ................................          269,821
         350 Societe Eurafrance S.A. .........................          214,798
       1,400 Societe Francaise d'Investissements Immobiliers
              et de Gestion (a)...............................           96,197
       6,793 Societe Generale, Class A Shares.................        1,329,611
       4,850 Societe Nationale d'Exploitation Industrielle des
              Tabacs et Allumettes............................          264,349
       2,388 Sodex Alliance S.A. .............................          392,240
       1,900 Sommer-Allibert..................................           51,799
      87,700 STMicroelectronics...............................        5,822,272
      99,874 Suez Lyonnaise des Eaux (a)......................       16,657,974
      12,012 Thomson CSF......................................          439,014
      10,170 Total Fina S.A., Class B Shares..................        1,312,743
      10,170 Total Fina S.A. - STRIP VVPR*....................              107
      13,277 Total S.A., Class B Shares*......................        1,710,989
       1,000 Union du Credit-Bail Immobilier..................          137,847
      11,950 Usinor S.A.* ....................................          184,923
     142,715 Valeo S.A. ......................................       11,532,372
     181,749 Vivendi..........................................       14,033,856
      42,873 Vivendi - Rights*................................           51,626
         505 Zodiac S.A. .....................................          112,234
-------------------------------------------------------------------------------
                                                                    120,812,360
-------------------------------------------------------------------------------
 Germany -- 8.5%
       3,100 Adidas AG*.......................................          287,340
       2,450 AGIV AG..........................................           51,888
      17,382 Allianz AG Registered Shares.....................        4,549,761
       3,800 AMB Aachener & Muenchener Beteiligungs AG........          336,368
       1,900 Axa Colonia Konzern AG...........................          184,641
         500 Axa Colonia Konzern AG Preferred.................           42,252
      44,350 BASF AG..........................................        1,981,625
      50,824 Bayer AG (a).....................................        2,184,997
     266,760 Bayerische Motoren Werke AG......................        8,242,030
      27,975 Bayerische Vereinsbank AG........................        1,672,530
       5,400 Beiersdorf AG....................................          371,332
       2,700 Bilfinger & Berger Bau AG........................           67,877
         400 Brau Und Brunnen AG*.............................           25,773
       5,200 Buderus AG.......................................           85,137
       8,900 Continental AG...................................          205,883
      71,577 DaimlerChrysler AG (b)...........................        5,447,449
      59,986 Deutsche Bank AG*................................        4,083,129
      26,900 Deutsche Lufthansa AG............................          511,460
     175,864 Deutsche Telekom AG* (b).........................        7,625,665
       5,200 Deutz AG*........................................           37,076
       2,500 Douglas Holding AG...............................          112,231
      36,503 Dresdner Bank AG (a).............................        1,675,351
         156 Dyckerhoff AG....................................            4,729

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Germany -- 8.5% (continued)
       1,656 Dyckerhoff AG Preferred..........................   $       52,477
          50 Escanda AG.......................................            6,707
          50 Escanda AG Preferred.............................            6,918
       5,280 FAG Kugelfischer Georg Schaefer AG (a)...........           54,936
         250 Friedrich Grohe AG - Vorzugsak...................           71,960
      61,100 Global TeleSystems Group, Inc....................        1,974,293
       3,635 Heidelberger Zement AG...........................          371,294
         100 Herlitz AG.......................................            2,651
         100 Herlitz AG Preferred.............................            1,927
       5,850 Hochtief AG......................................          262,622
     220,820 Hoechst AG (a)...................................        9,330,094
         100 Holsten-Brauerei AG..............................           18,379
       2,000 IWKA AG..........................................           39,822
         550 Karstadt AG......................................          259,110
       7,000 Linde AG.........................................          424,421
       7,700 MAN AG...........................................          261,085
       3,300 MAN AG - Vorzugsaktien...........................           71,458
     186,608 Mannesmann AG* (b)...............................       28,207,039
      12,600 Merck KGaA (a)*..................................          433,886
     230,804 Metallgesellschaft AG............................        5,241,666
      19,394 Metro AG (a).....................................        1,087,801
       2,000 Metro AG Preferred...............................           62,744
         350 Muenchener Rueckversicherungs - Gesellschaft AG..           92,056
      12,476 Muenchener Rueckversicherungs - Gesellschaft AG
              Registered Shares...............................        2,385,292
         364 Muenchener Rueckversicherungs Warrants, Expire
              6/30/02*........................................           12,149
      25,768 Preussag AG (a)..................................        1,464,369
         500 Preussag AG - Rights*............................                0
       1,950 Rheinmetall Berlin AG............................           41,298
         826 Rheinmetall Berlin AG Preferred..................           13,131
      33,626 RWE AG...........................................        1,434,974
       5,850 RWE AG Preferred.................................          189,088
         100 Salamander AG....................................           12,147
       4,850 SAP AG (a).......................................        1,680,363
       2,423 SAP AG Preferred.................................          960,677
       4,500 Schering AG......................................          501,954
       1,550 SGL Carbon AG....................................          110,351
     178,643 Siemens AG.......................................       14,926,229
         150 Strabag AG*......................................            9,665
      34,500 Thyssen Krupp AG*................................          792,621
      34,242 Veba AG..........................................        2,157,531
      45,656 Viag AG (a)......................................          949,580
      21,460 Volkswagen AG ...................................        1,293,221
       8,750 Volkswagen AG Preferred..........................          305,931
-------------------------------------------------------------------------------
                                                                    117,362,441
-------------------------------------------------------------------------------
 Greece -- 0.2%
     132,320 Hellenic Telecommunication Organization S.A......        2,740,608
-------------------------------------------------------------------------------
 Hong Kong -- 2.7%
     101,608 Bank of East Asia Ltd. (a).......................          234,222
     184,000 Cathay Pacific Airways (a).......................          312,780
     454,000 Cheung Kong Holdings Ltd. .......................        3,946,453
     177,608 Chinese Estates Holdings.........................           29,047
      17,760 Chinese Estates Holdings Warrants, Expire
              11/24/99*.......................................              651
      17,760 Chinese Estates Holdings Warrants, Expire
              11/24/00*.......................................            1,120
     174,000 CLP Holdings Ltd. ...............................          824,602
      65,000 Elec & Eltek International Holdings Ltd. ........           11,384

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Hong Kong -- 2.7% (continued)
     718,000 First Pacific Co. Ltd. (a) ......................   $      554,782
      64,000 Giordano International Ltd. .....................           59,341
      93,000 Hang Lung Development Co. Ltd. (a) ..............          107,189
     122,900 Hang Seng Bank Ltd. .............................        1,388,821
      16,800 Hong Kong Aircraft Engineering Co. Ltd. .........           29,639
     308,793 Hong Kong & China Gas Co. Ltd. ..................          433,452
      19,396 Hong Kong & China Gas Co. Ltd. Warrants, Expires
              9/30/99*........................................              849
       6,800 Hong Kong Construction Warrants, Expire 12/31/99*
              (a).............................................              499
      79,500 Hong Kong & Shanghai Hotels Ltd. (a) ............           62,963
     921,509 Hong Kong Telecommunications Ltd. ...............        2,094,554
         208 Hong Kong Telecommunications Ltd. ADR............            4,693
      63,400 Hopewell Holdings Ltd. (a) ......................           44,089
     552,800 HSBC Holdings PLC................................        6,851,980
   1,300,000 Hutchison Whampoa Ltd. ..........................       12,681,579
      71,271 Hysan Development Co. Ltd. (a) ..................           92,700
      63,100 Johnson Electric Holdings Ltd. ..................          284,409
      34,000 KUMAGAI GUMI Co. Ltd. ...........................           16,638
       4,900 Melco International Development Ltd. ............              523
      41,000 Miramar Hotel and Investment Ltd. ...............           44,351
     155,864 New World Development Co. Ltd. ..................          375,348
         449 New World Infrastructure Ltd.* ..................              630
     132,000 Oriental Press Group.............................           16,998
      52,000 Peregrine Investment Holdings Ltd.* .............                0
     360,800 Regal Hotels International (a)...................           38,564
      52,000 Shangri-La Asia Ltd. (a) ........................           58,929
     125,243 Shun Tak Holdings Ltd. ..........................           26,451
     256,000 Sino Land Co. (a) ...............................          128,573
     128,000 South China Morning Post Holdings Ltd. ..........           81,182
     242,000 Sun Hung Kai Properties Ltd. ....................        2,072,451
     102,000 Swire Pacific Ltd., Class A Shares...............          526,734
      41,000 Tai Cheung Holdings Ltd. ........................           10,031
     168,000 Tan Chong International Ltd. ....................           46,515
     306,000 Television Broadcasts Ltd.* .....................        1,363,467
      22,000 Varitronix International Ltd. ...................           48,446
     777,607 Wharf Holdings Ltd. (a) .........................        2,112,953
      16,968 Wing Lung Bank...................................           70,142
-------------------------------------------------------------------------------
                                                                     37,090,724
-------------------------------------------------------------------------------
 Hungary -- 0.3%
      81,630 Gedeon Richter Ltd. ADR*.........................        4,155,007
-------------------------------------------------------------------------------
 Ireland -- 0.3%
      62,802 Allied Irish Banks PLC...........................          811,311
     149,300 Bord Telecom Eireann PLC*........................          679,711
       3,944 Clondalkin Group PLC.............................           34,161
      52,540 CRH PLC..........................................        1,179,336
       6,000 DCC PLC..........................................           46,582
      20,567 Fyffes PLC.......................................           39,104
      13,464 Greencore Group PLC..............................           46,221
      18,005 Independent Newspapers PLC.......................           87,866
       2,405 Irish Continental Group PLC......................           28,325
      22,821 Irish Life & Permanent PLC.......................          236,237
       3,159 James Crean PLC..................................            1,668
      72,899 Jefferson Smurfit Group PLC......................          207,908
       5,200 Jurys Hotel Group PLC*...........................           42,843
      12,100 Kerry Group PLC, Class A Shares..................          148,262
      11,600 Ryanair Holdings PLC*............................          107,827

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                          VALUE

------------------------------------------------------------------------------
 Ireland -- 0.3% (continued)
      21,200 Tullow Oil PLC*..................................  $       22,393
      51,020 Waterford Foods PLC, Class A Shares..............          50,658
------------------------------------------------------------------------------
                                                                     3,770,413
------------------------------------------------------------------------------
 Italy -- 5.2%
     120,000 Alitalia S.p.A. (a)..............................         320,692
      11,000 Arnoldo Mondadori Editore S.p.A. ................         177,682
      76,828 Assicurazioni Generali...........................       2,602,592
     118,000 Banca Commerciale Italiana.......................         802,704
     167,998 Banca Intesa S.p.A. (a)..........................         709,825
      69,666 Banca Intesa S.p.A. di Risp NC#..................         141,289
   3,273,758 Banca Nazionale del Lavoro*......................      10,650,865
      20,000 Banca Popolare di Milano.........................         145,769
     148,200 Benetton Group S.p.A. (a)........................         285,066
      21,000 Bulgari S.p.A. ..................................         137,752
       9,000 Burgo Cartiere S.p.A. (a)........................          65,691
      18,000 Cementir S.p.A. .................................          19,697
   2,177,941 Credito Italiano S.p.A. (a)......................      10,076,456
       3,000 Danieli & Co. (a)................................          17,777
       3,000 Danieli & Co. di Risp NC#........................           9,317
      49,000 Edison S.p.A. (a)................................         409,825
     558,000 ENI S.p.A.*......................................       3,359,670
      26,120 Fiat S.p.A. (a)..................................         841,512
       7,000 Fiat S.p.A. di Risp NC#..........................         112,242
       9,120 Fiat S.p.A. Preferred............................         143,153
      30,000 Impregilo S.p.A. ................................          22,975
     102,385 Istituto Bancario San Paolo di Torino S.p.A. ....       1,379,013
     298,000 Istituto Nazionale delle Assicurazioni* (a)......         723,360
      12,000 Italcementi S.p.A. (a)...........................         163,515
       7,000 Italcementi S.p.A. di Risp NC#...................          35,351
      53,000 Italgas S.p.A. ..................................         221,584
      18,600 La Rinascente S.p.A. (a).........................         148,532
       3,000 La Rinascente S.p.A. di Risp NC#.................          11,217
       2,000 La Rinascente S.p.A. Preferred...................           8,767
      26,950 Magneti Marelli S.p.A. ..........................          70,770
       4,000 Marzotto & Figli S.p.A. (a)......................          29,872
   1,772,068 Mediaset S.p.A.* (a).............................      15,888,151
      45,600 Mediobanca S.p.A.*...............................         472,087
       1,600 Mediobanco S.p.A. Warrants, Expire 12/31/00*.....           3,270
      27,844 Montedison S.p.A. (a)............................          42,029
      23,400 Montedison S.p.A. di Risp NC# ...................          27,683
     231,868 Olivetti Group* (a)..............................         539,808
     130,000 Parmalat Finanziaria S.p.A. (a)..................         168,354
     144,000 Pirelli S.p.A. (a)...............................         361,559
       7,000 Pirelli S.p.A. di Risp NC#.......................          13,146
       6,790 Reno de Medici S.p.A ............................          22,807
      35,000 Riunione Adriatica di Sicurta S.p.A. (a).........         329,334
      11,800 Riunione Adriatica di Sicurta S.p.A. di Risp
              NC#.............................................          98,468
      17,000 Sirti S.p.A. (a).................................          88,007
      55,000 Snia BPD S.p.A. (a)..............................          61,872
       5,000 Snia BPD S.p.A. di Risp NC#......................           3,908
      11,000 Societa Assicuratrice Industriale S.p.A. ........         115,658
       4,000 Societa Assicuratrice Industriale S.p.A. di Risp
              NC# (a).........................................          20,154
     493,000 Telecom Italia Mobile S.p.A.* (a) ...............       2,862,597
      82,500 Telecom Italia Mobile S.p.A. di Risp NC*#........         286,706
   1,564,743 Telecom Italia S.p.A. ...........................      15,815,280

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Italy -- 5.2% (continued)
      56,201 Telecom Italia S.p.A. di Risp NC# ................  $      331,554
     352,000 Unione Immobiliare S.p.A. (a).....................         167,764
-------------------------------------------------------------------------------
                                                                     71,564,728
-------------------------------------------------------------------------------
 Japan -- 28.5%
      10,900 Acom Co. Ltd. (a) ................................       1,104,464
       5,200 Advantest Corp. ..................................         704,272
      51,000 Ajinomoto Co. Inc. ...............................         581,887
      47,000 Alps Electric Co. Ltd.* (a).......................       1,363,126
      23,000 Amada Co. Ltd. (a)................................         192,986
       8,000 Amano Corp. ......................................          62,018
       6,500 Aoyamma Trading Co. Ltd.*.........................         242,464
       4,800 Arabian Oil Co. Ltd. .............................          78,799
     214,000 Asahi Bank Ltd. ..................................       1,307,674
      36,000 Asahi Breweries Ltd. .............................         546,345
     112,000 Asahi Chemical Industry Co. Ltd. .................         597,564
      92,000 Asahi Glass Co. Ltd. (a)..........................         580,637
       2,700 Asatsu-DK Inc. ...................................          96,037
      56,000 Ashikaga Bank Ltd. ...............................         114,916
       2,900 Autobacs Seven Co. Ltd.* .........................         153,404
      37,000 Bank of Fukuoka Ltd. .............................         218,669
     582,600 Bank of Tokyo-Mitsubishi Ltd. (b).................       8,687,590
     100,000 Bank of Yokohama Ltd. ............................         310,091
       3,000 Benesse Corp. ....................................         519,860
      54,000 Bridgestone Corp. (a).............................       1,526,745
      22,000 Brother Industries Ltd. ..........................          64,207
     322,000 Canon, Inc. ......................................       9,397,601
      25,000 Casio Computer Co. Ltd. ..........................         173,742
      82,200 Chichibu Onoda Cement Corp. ......................         215,161
      22,000 Chiyoda Corp.* ...................................          40,530
      21,000 Chugai Pharmaceutical Co., Ltd. ..................         231,747
      28,000 Citizen Watch Co. Ltd. ...........................         240,558
      46,000 Cosmo Oil Co. Ltd. ...............................          83,907
      14,200 Credit Saison Co. Ltd. ...........................         319,886
       5,800 CSK Corp. ........................................         163,983
      54,000 Dai Nippon Printing Co., Ltd. ....................         881,572
      28,000 Daicel Chemical Industries Ltd.* .................         114,916
      64,000 Daiei Inc. (a)....................................         272,588
       9,000 Daifuku Co. Ltd. .................................          65,666
      23,000 Daiichi Pharmaceutical Co. Ltd. ..................         354,717
      21,000 Daikin Industries Ltd. ...........................         229,832
      15,000 Daikyo Inc.* (a)..................................          50,617
      24,000 Daimaru Inc. .....................................         112,727
      70,000 Dainippon Ink and Chemicals, Inc. ................         271,330
      14,000 Dainippon Screen Manufacturing Co., Ltd. (a)......          95,763
      12,425 Daito Trust Construction Co. Ltd. ................         161,481
      70,000 Daiwa Bank Ltd. ..................................         222,810
      41,000 Daiwa House Industry Co. Ltd. ....................         411,327
      12,000 Daiwa Kosho Lease Co. Ltd. .......................          55,159
      80,000 Daiwa Securities Co. Ltd. (a).....................         723,060
      35,000 Denki Kagaku Kogyo Kabushiki Kaisha...............          82,037
      65,000 Denso Corp. ......................................       1,446,486
         301 East Japan Railway Co. ...........................       1,820,083
      24,000 Ebara Corp. ......................................         295,499
      22,800 Eisai Co. Ltd. ...................................         526,097
      13,800 Fanuc Ltd. .......................................         830,680

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Japan -- 28.5% (continued)
       3,900 Fast Retailing Co. Ltd. ..........................  $      629,577
   1,557,000 Fuji Bank Ltd. (a)................................      16,046,422
       3,000 Fuji Machine Manufacturing Co., Ltd. .............         151,854
      39,000 Fuji Photo Film Co.*..............................       1,422,773
       2,000 Fuji Soft ABC Inc. ...............................         138,629
      30,000 Fujikura Ltd. ....................................         192,074
      55,000 Fujita Corp. (a)..................................          42,637
     755,000 Fujitsu Ltd. (a)..................................      22,103,607
      54,000 Furukawa Electric Co. Ltd.* ......................         305,349
      43,000 Gunma Bank Ltd. (a)...............................         278,444
      19,000 Gunze Ltd. .......................................          49,906
      17,000 Hankyu Department Stores Inc. ....................         118,144
      34,000 Heseko Corp.* (a).................................          23,256
       1,900 Hirose Electric Co. Ltd. .........................         239,135
     222,000 Hitachi Ltd. .....................................       2,249,459
      90,000 Hitachi Zosen Corp. ..............................         105,887
      62,000 Hokuriku Bank Ltd. ...............................         124,966
      64,000 Honda Motor Corp. Ltd. ...........................       2,568,288
      10,000 House Foods Corp. ................................         150,941
      16,000 Hoya Corp. .......................................         957,271
      21,000 Inax Corp. .......................................         154,753
     172,200 Industrial Bank of Japan Ltd.* ...................       1,751,133
      18,000 Isetan Co. Ltd. ..................................         160,062
      35,000 Ishihara Sangyo Kaisha Ltd.* .....................          63,842
      78,000 Ishikawajima-Harima Heavy Industries Co., Ltd. ...         152,948
     220,000 Ito-Yokado Co. Ltd. ..............................      16,172,192
     107,000 Itochu Corp. .....................................         326,918
      20,000 Iwatani International Corp. ......................          48,520
      12,000 Jaccs Co. Ltd. ...................................          52,642
     153,000 Japan Airlines Co. Ltd. (a).......................         587,468
      98,000 Japan Energy Corp. ...............................         125,131
      41,000 Japan Steel Works Ltd.* ..........................          51,228
         128 Japan Tobacco Inc. ...............................       1,774,454
      20,000 JGC Corp. (a).....................................          53,992
      66,600 Joyo Bank Ltd. ...................................         267,262
      22,000 Jusco Co. Ltd. ...................................         423,366
       1,000 Kadokawa Shoten Publishing Co., Ltd. .............         223,448
      48,000 Kajima Corp. (a)..................................         207,068
      10,000 Kaken Pharmaceutical Co. Ltd. ....................          72,962
      21,000 Kamigumi Co. Ltd. ................................         126,407
         200 Kandenko Co. Ltd. ................................           1,183
      41,000 Kanebo Ltd.* .....................................          68,056
      29,000 Kaneka Corp. (a)..................................         330,612
      71,600 Kansai Electric Power Co. Inc. ...................       1,371,334
     468,000 Kao Corp.* .......................................      13,274,476
       4,000 Katokichi Co. Ltd. ...............................          75,334
     119,000 Kawasaki Heavy Industries Ltd.* ..................         271,330
      53,000 Kawasaki Kisen Kaisha Ltd. .......................         107,793
     263,000 Kawasaki Steel Corp. .............................         599,662
      45,930 Keihin Electric Express Railway Co. Ltd. (a)......         164,626
       2,300 Keyence Corp. ....................................         521,273
      17,600 Kikkoman Corp. (a)................................         144,305
      23,500 Kinden Corp. .....................................         235,760
     130,940 Kinki Nippon Railway Co. Ltd. (a).................         654,431
     136,000 Kirin Brewery Co. Ltd. ...........................       1,649,687
         300 Kissei Pharmaceutical Co. Ltd. ...................           5,882

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Japan -- 28.5% (continued)
      12,000 Kokuyo Co. Ltd. ..................................  $      213,416
      71,000 Komatsu Ltd. .....................................         453,281
       7,000 Komori Corp. (a)..................................         150,029
       4,200 Konami Co. Ltd. ..................................         367,349
      32,000 Konica Corp. .....................................         128,706
      14,000 Koyo Seiko Co. Ltd. (a)...........................         130,110
     125,000 Kubota Corp. .....................................         394,454
      56,000 Kumagai Gumi Co. Ltd. (a).........................          58,735
      30,000 Kuraray Co. Ltd. .................................         360,071
      24,000 Kureha Chemical Industry Co. Ltd. ................          71,138
      10,800 Kurita Water Industries Ltd. .....................         195,620
      15,000 Kyocera Corp. ....................................         984,997
       7,000 Kyowa Exeo Corp. .................................          68,311
      36,000 Kyowa Hakko Kogyo Co. Ltd.*.......................         272,515
       5,000 Mabuchi Motor Co., Ltd. ..........................         622,007
      11,000 Maeda Road Construction Co. Ltd. .................          70,728
      10,000 Makino Milling Machine Co. Ltd. (a)...............          74,148
      15,000 Makita Corp. .....................................         177,846
     127,000 Marubeni Corp. ...................................         299,995
      24,000 Maruha Corp. (a)..................................          25,172
      28,000 Marui Co. Ltd. ...................................         467,326
      57,000 Matsushita Communication Industrial Co., Ltd. ....       4,839,892
     140,000 Matsushita Electric Industrial Co. Ltd. ..........       2,757,992
         300 Matsuzakaya Co. Ltd. .............................           1,324
      27,000 Meiji Milk Products Co. Ltd. .....................         101,454
      32,000 Meiji Seika Kaisha, Ltd. .........................         239,317
       3,000 Meitec Corp. .....................................         106,708
      23,000 Minebea Co. Ltd. (a)..............................         276,893
     115,000 Mitsubishi Chemical Corp. ........................         385,972
      96,000 Mitsubishi Corp. .................................         797,628
     142,000 Mitsubishi Electric Corp. (a).....................         717,479
      94,000 Mitsubishi Estate Co. Ltd. .......................         970,477
      37,000 Mitsubishi Gas Chemical Co. Inc. .................         106,297
     242,000 Mitsubishi Heavy Industries Ltd. .................       1,052,797
      15,000 Mitsubishi Logistics Corp. .......................         168,270
      85,000 Mitsubishi Materials Corp. (a)....................         239,545
      26,000 Mitsubishi Paper Mills............................          46,714
      50,000 Mitsubishi Rayon Co. Ltd. ........................         140,909
     166,000 Mitsubishi Trust & Banking Corp. .................       1,741,073
     120,000 Mitsui & Co.*.....................................         843,814
      71,000 Mitsui Engineering & Shipbuilding Co.*............          76,410
      64,000 Mitsui Fudosan Co. Ltd. ..........................         520,078
      61,000 Mitsui Marine & Fire Insurance Co. Ltd.*..........         334,360
      40,000 Mitsui Mining & Smelting Co., Ltd. (a)............         236,034
      15,000 Mitsui Soko Co. Ltd. .............................          49,933
      87,000 Mitsui Trust & Banking Co. Ltd. ..................         179,324
      36,000 Mitsukoshi Ltd. (a)...............................         213,416
       9,000 Mori Seiki Co. Ltd. ..............................         148,980
     229,000 Murata Manufacturing Co., Ltd. ...................      18,379,315
      25,000 Mycal Corp. (a)...................................         150,485
       4,900 Namco Ltd. (a)....................................         184,568
         450 Nankai Electric Railway Co., Ltd. ................           1,846
     114,000 NEC Corp. ........................................       1,850,699
      29,000 NGK Insulators Ltd. ..............................         304,163
      18,000 NGK Spark Plug Co. Ltd. (a).......................         184,522
         350 Nichido Fire & Marine Insurance Co. Ltd. .........           1,675

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                            SECURITY                           VALUE

--------------------------------------------------------------------------------
 Japan -- 28.5% (continued)
       4,300 Nichiei Co. Ltd. ..................................  $      396,096
      31,000 Nichirei Corp. ....................................          84,819
       2,000 Nidec Corp. .......................................         393,816
      81,000 Nikon Corp.* ......................................       1,371,115
       8,900 Nintendo Co. Ltd. .................................       1,505,723
      12,000 Nippon Comsys Corp. (a) ...........................         214,729
       7,000 Nippon Denko Co. Ltd. .............................          10,534
      90,000 Nippon Express Co. Ltd. ...........................         687,035
      40,000 Nippon Light Metal Co. Ltd. (a) ...................          55,086
      20,000 Nippon Meat Packers Inc. ..........................         273,610
     119,000 Nippon Oil Co. Ltd. ...............................         526,380
      76,000 Nippon Paper Industries Co. .......................         499,065
      16,000 Nippon Sharyo Ltd. ................................          46,258
      39,000 Nippon Sheet Glass Co. Ltd. .......................         181,403
      26,000 Nippon Shinpan Co. Ltd.* ..........................          90,108
      18,000 Nippon Shokubai Co. Ltd. ..........................         107,693
     585,000 Nippon Steel Corp.* ...............................       1,531,259
      33,000 Nippon Suisan Kaisha Ltd. .........................          64,708
      14,040 Nippon Telegraph & Telephone Corp.* (c) ...........      15,750,101
     104,000 Nippon Yusen Kabushiki Kaisha (a)..................         379,406
      25,000 Nishimatsu Construction Co. Ltd. (a) ..............         144,785
     174,000 Nissan Motor Co. Ltd. .............................       1,012,467
      17,000 Nisshin Flour Milling Co. Ltd. ....................         146,518
      18,000 Nisshinbo Industries Inc.* ........................          93,738
      10,000 Nissin Food Products Co., Ltd. ....................         264,489
      16,000 Nitto Boseki Co. Ltd. .............................          36,919
       9,000 Nitto Denko Corp. (a) .............................         248,711
      17,000 NOF Corp. .........................................          41,397
     450,000 Nomura Securities Co. Ltd. ........................       6,587,167
      14,000 Noritake Co. Ltd. .................................          71,886
      42,000 NSK Ltd. ..........................................         269,670
      34,000 NTN Corp. .........................................         117,834
       1,050 NTT Data Corp. ....................................       1,015,094
      20,490 NTT Mobile Communication Network, Inc. (a) ........      34,011,400
      56,000 Obayashi Corp. ....................................         301,846
         320 Odakyu Electric Railway Co., Ltd...................           1,027
      79,000 Oji Paper Co. Ltd. ................................         547,587
      11,000 Okuma Corp. .......................................          58,187
      22,000 Okumura Corp. .....................................          83,268
      22,000 Olympus Optical Co. Ltd. ..........................         327,256
      16,000 Omron Corp. .......................................         326,143
      16,000 Onward Kashiyama Co. Ltd. .........................         244,279
      29,000 Orient Corp. ......................................          84,107
       6,000 Oriental Land Co. Ltd. ............................         432,304
       4,900 Orix Corp. (a) ....................................         471,029
     183,000 Osaka Gas Co. Ltd. (a) ............................         584,157
       3,600 Oyo Corp. .........................................          67,308
      29,000 Penta-Ocean Construction Co. Ltd. .................          50,782
      14,000 Pioneer Electronic Corp.* .........................         247,963
       7,700 Promise Co. Ltd. ..................................         639,062
      22,000 Renown Inc.* ......................................          30,097
      90,800 Rohm Co., Ltd. ....................................      18,053,171
   2,159,000 Sakura Bank Ltd. (a) ..............................      11,420,675
      13,000 Sanden Corp. ......................................         112,636
      32,000 Sankyo Co. Ltd. ...................................         890,145
       3,000 Sanrio Co. Ltd. (a) ...............................         142,003

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Japan -- 28.5% (continued)
     233,000 The Sanwa Bank, Ltd.* ............................  $    3,187,559
      17,000 Sanwa Shutter Corp. (a) ..........................          83,104
     125,000 Sanyo Electric Co. Ltd. (a) ......................         541,520
      30,000 Sapporo Breweries Ltd.* ..........................         125,860
       8,000 Secom Co. Ltd. ...................................       1,090,793
       9,000 Sega Enterprises Ltd. (a) ........................         164,166
      13,000 Seino Transportation Co. Ltd. (a) ................          82,757
      20,000 Seiyu Ltd. (a) ...................................         100,688
      46,000 Sekisui Chemical Co. Ltd. ........................         255,916
      57,000 Sekisui House Ltd. ...............................         611,874
         800 Seven-Eleven Japan Co., Ltd. (a) .................          58,151
      36,000 Seventy-Seventh Bank Ltd. (a) ....................         351,643
      75,000 Sharp Corp. ......................................       1,142,322
       4,000 Shimachu Co. Ltd. ................................          74,057
       2,000 Shimamura Co. Ltd. ...............................         264,490
      12,000 Shimano Inc. .....................................         286,743
      65,000 Shimizu Corp. (a) ................................         289,890
      24,000 Shin-Etsu Chemical Co. Ltd. ......................         976,241
      33,000 Shionogi & Co. Ltd. ..............................         282,913
      34,000 Shiseido Co. Ltd. ................................         474,440
      58,000 Shizuoka Bank Ltd. ...............................         634,775
       1,800 Sho-Bond Corp. ...................................          44,325
       2,260 Shohkoh Fund & Co., Ltd. .........................       1,634,529
      93,000 Showa Denko K.K. .................................         127,228
      23,000 Showa Shell Sekiyu K.K. ..........................         154,809
       8,000 Skylark Co. Ltd. (a) .............................         210,132
       3,600 SMC Corp. (a) ....................................         548,315
      29,000 Snow Brand Milk Products Co. Ltd. ................         132,509
      40,800 Softbank Corp. ...................................      13,991,335
      61,700 Sony Corp. (a) ...................................       7,979,443
     239,000 Sumitomo Bank Ltd.*(a) ...........................       3,269,642
     121,000 Sumitomo Chemical Co. Ltd. (a) ...................         620,201
      86,000 Sumitomo Corp.* ..................................         611,792
      49,000 Sumitomo Electric Industries......................         665,876
      16,000 Sumitomo Forestry Co. Ltd. .......................         126,663
      53,000 Sumitomo Heavy Industries Ltd. ...................         177,883
      54,000 Sumitomo Marine & Fire Insurance Co., Ltd. (a) ...         349,673
     288,000 Sumitomo Metal Industries Ltd. ...................         386,118
      50,000 Sumitomo Metal Mining Co. ........................         194,263
      29,000 Sumitomo Osaka Cement Co. Ltd. ...................          54,749
      82,000 Taisei Corp. (a) .................................         183,227
      25,000 Taisho Pharmaceutical Co. Ltd. ...................       1,051,119
       9,000 Taiyo Yuden Co. Ltd. (a) .........................         192,895
      19,000 Takara Shuzo Co. Ltd. ............................         282,283
      13,000 Takara Standard Co. Ltd. (a) .....................          82,639
      26,000 Takashimaya Co. Ltd. (a) .........................         232,386
     429,000 Takeda Chemical Industries, Ltd.* ................      21,519,449
       8,000 Takefuji Corp. ...................................       1,284,874
      10,000 Takuma Co. Ltd. ..................................         107,255
      54,000 TDK Corp.* .......................................       6,550,230
      72,000 Teijin Ltd. ......................................         305,349
      23,000 Teikoku Oil Co. Ltd. .............................          84,746
      13,000 Terumo Corp. .....................................         414,976
      22,000 Toa Corp. ........................................          38,323
      72,000 Tobu Railway Co. Ltd. ............................         222,609
      22,000 Toda Corp. .......................................         120,790

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                            SECURITY                           VALUE

--------------------------------------------------------------------------------
 Japan -- 28.5% (continued)
      13,000 Toei Co. Ltd. .....................................  $       48,374
       1,600 Toho Co. Ltd. .....................................         246,614
      40,000 Tohoku Electric Power Co. Inc. ....................         634,775
     174,000 Tokai Bank Ltd. (a)................................       1,104,510
     102,000 Tokio Marine & Fire Insurance Co. Ltd. ............       1,200,054
      14,000 Tokyo Broadcasting System Inc. ....................         226,640
      13,000 Tokyo Dome Corp. ..................................          73,035
      86,900 Tokyo Electric Power Co. ..........................       2,021,022
      87,000 Tokyo Electron Ltd. ...............................       6,109,717
     239,000 Tokyo Gas Co. Ltd. (a).............................         588,535
      17,000 Tokyo Tatemono Co. Ltd. (a)........................          41,087
      32,000 Tokyotokeiba Co. Ltd. .............................          54,576
      92,000 Tokyu Corp. .......................................         241,652
       9,000 Tokyu Style Co. Ltd. ..............................          96,858
      50,000 Toppan Printing Co. Ltd. ..........................         638,424
     112,000 Toray Industries Inc. .............................         574,070
     728,000 Toshiba Corp. .....................................       6,460,340
      43,000 Tosoh Corp. .......................................         135,300
      17,000 Tostem Corp. ......................................         348,853
      31,000 Toto Ltd. .........................................         229,011
       2,000 Toyo Information Systems Co., Ltd. ................          86,643
      17,000 Toyo Seikan Kaisha, Ltd. ..........................         395,366
      59,000 Toyobo Co. Ltd. ...................................          94,167
     261,000 Toyota Motor Corp. (c).............................       7,688,723
       2,000 Trans Cosmo Inc. ..................................         203,383
      15,000 Tsubakimoto Chain Co. .............................          86,871
       6,000 Tsugami Corp. .....................................          14,829
      63,000 UBE Industries Ltd. ...............................         139,048
       6,000 Uni-Charm Corp. ...................................         311,368
      53,000 Unitika Ltd. (a)...................................          43,504
      16,000 Uny Co. Ltd. ......................................         218,888
      12,000 Wacoal Corp. ......................................         150,624
       2,000 World Co. Ltd. ....................................         232,569
       9,000 Yakult Honsha Co. Ltd..............................         130,512
      16,000 Yamaha Corp. ......................................         175,110
     106,000 Yamaichi Securities Co. Ltd.*......................               0
     174,000 Yamanouchi Pharmaceutical Co. Ltd. ................       7,744,265
      50,000 Yamato Transport Co. Ltd. (a)......................       1,208,445
      18,000 Yamazaki Baking Co. Ltd. ..........................         238,040
      22,000 Yokogawa Electric Corp. ...........................         153,495
--------------------------------------------------------------------------------
                                                                     391,819,678
--------------------------------------------------------------------------------
 Malaysia -- 0.5%
       9,000 Aluminium Co. of Malaysia Berhad...................           3,907
      33,000 AMMB Holdings Berhad...............................          59,046
     105,000 Amsteel Corp. Berhad...............................          27,490
      15,000 Antah Holdings Berhad..............................           4,933
         433 Aokam Perdana Berhad...............................              70
      71,000 Berjaya Group Berhad...............................          20,737
      56,000 Berjaya Land Berhad................................          31,680
      79,200 Commerce Asset Holding Berhad......................         182,349
      19,000 Edaran Otomobil Nasional Berhad....................          69,992
      47,000 Ekran Berhad*......................................          22,260
         200 Genting Berhad.....................................             736
     128,000 Golden Hope Plantations Berhad.....................         105,083
      10,000 Golden Plus Holdings Berhad*.......................           3,683

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                            SECURITY                           VALUE

--------------------------------------------------------------------------------
 Malaysia -- 0.5% (continued)
      25,000 Guinness Anchor Berhad.............................  $       27,891
      77,000 Highlands & Lowlands Berhad........................          46,802
      20,400 Hong Leong Industries Berhad.......................          23,725
      58,000 Hong Leong Properties Berhad.......................          18,161
      21,000 Hume Industries Berhad.............................          20,445
      47,000 Idris Hydraulic Berhad*............................           8,224
      31,000 IGB Corp. Berhad...................................          14,111
      70,000 IOI Corp. Berhad...................................          42,548
      21,000 Jaya Tiasa Holdings Berhad.........................          39,232
      21,000 Johan Holdings Berhad*.............................           5,498
      31,000 Kedah Cement Holdings Berhad*......................          20,474
       8,000 Kelanamas Industries Berhad*.......................           1,705
      30,000 Keymayan Corp. Berhad*.............................           3,907
      10,000 Kian Joo Can Factory Berhad........................          18,024
      91,000 Kuala Lumpur Kepong Berhad.........................         120,921
      40,000 Land & General Berhad*.............................          22,839
      35,000 Landmarks Berhad...................................          13,169
      36,000 Leader Universal Holdings Berhad*..................          14,398
     191,500 Magnum Corp. Berhad................................         168,300
     292,000 Malayan Banking Berhad.............................         960,425
      35,000 Malayan Cement Berhad..............................          11,419
     210,000 Malayan Cement Berhad - Rights.....................          16,024
     151,200 Malayan United Industries Berhad*..................          40,978
      13,500 Malayawata Steel Berhad............................           5,328
     102,000 Malaysia International Shipping Berhad.............         155,667
      85,000 Malaysia Mining Corp. Berhad.......................          40,035
      98,000 Malaysian Airline System Berhad....................         109,851
         400 Malaysian Helicopter Services Berhad...............             164
      18,000 Malaysian Mosaics Berhad*..........................           8,004
      12,000 Malaysian Oxygen Berhad............................          25,102
      27,000 Malaysian Pacific Industries Berhad................          96,621
      87,000 Malaysian Resources Corp. Berhad*..................          77,833
      65,000 MBF Capitol Berhad*................................          21,892
      66,000 Metroplex Berhad...................................          22,229
      78,750 Mulpha International Berhad*.......................          20,928
      64,000 Multi-Purpose Holdings Berhad*.....................          38,732
      23,000 Mycom Berhad*......................................           5,023
      30,000 Nestle Malaysia Berhad.............................         116,040
      15,000 New Straits Times Press Berhad*....................          32,759
      27,200 Oriental Holdings Berhad*..........................          59,762
      10,000 Palmco Holdings Berhad.............................           4,210
      55,000 Pan-Malaysia Cement Works Berhad...................          21,274
      31,000 Perlis Plantations Berhad..........................          32,465
      45,000 Perusahaan Otomobil Nasional Berhad................          89,398
      13,000 Petaling Garden Berhad.............................           8,038
      14,000 Pilecon Engineering Berhad.........................           5,525
      49,000 Promet Berhad*.....................................           3,739
     266,532 Public Bank Berhad.................................         251,074
      22,000 R.J. Reynolds Berhad...............................          24,081
      35,000 Rashid Hussain Berhad..............................          25,970
     139,000 Resorts World Berhad...............................         352,949
     212,000 RHB Capital Berhad.................................         180,738
      36,000 Rothmans of Pall Mall Berhad.......................         253,394
      23,000 Selangor Properties Berhad.........................          11,196
      25,000 Shell Refining Co. Berhad..........................          32,101
       3,675 Silverstone Berhad*................................               0

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Malaysia -- 0.5% (continued)
     297,000 Sime Darby Berhad.................................  $      390,748
      35,200 Sungei Way Holdings Berhad*.......................          21,766
      51,000 TA Enterprise Berhad..............................          21,337
      56,000 Tan Chong Motor Holdings Berhad*..................          33,301
      63,000 Technology Resources Industries Berhad............          43,266
     382,000 Telekom Malaysia Berhad...........................       1,135,827
     395,000 Tenaga Nasional Berhad............................         904,246
      68,000 Time Engineering Berhad*..........................          24,692
      22,000 UMW Holdings Berhad...............................          47,468
      72,000 United Engineers Malaysia Ltd. Berhad*............         135,459
     159,500 YTL Corp. Berhad..................................         325,261
-------------------------------------------------------------------------------
                                                                      7,406,679
-------------------------------------------------------------------------------
 Mexico -- 0.1%
      25,500 Grupo Televisa S.A. ..............................         927,562
       8,300 Telefonos de Mexico S.A. ADR......................         617,312
       5,300 Telefonos de Mexico S.A. ADR, Class L Series......         394,187
-------------------------------------------------------------------------------
                                                                      1,939,061
-------------------------------------------------------------------------------
 Netherlands -- 6.1%
     105,758 ABN AMRO Holding NV...............................       2,574,967
      43,862 Aegon NV..........................................       3,836,245
      19,454 Akzo Nobel NV.....................................         905,195
      64,200 ASM Lithography Holding NV*.......................       4,062,089
       5,902 Buhrmann NV*......................................         104,112
      59,644 Elsevier NV.......................................         686,721
       7,055 Getronics NV......................................         345,409
       7,753 Hagemeyer NV*.....................................         192,453
      24,414 Heineken NV.......................................       1,217,218
       3,070 Hollandsche Beton Groep NV........................          36,319
       2,071 IHC Caland NV.....................................          97,457
      68,262 ING Groep NV* (a).................................       3,742,260
       5,595 KLM Royal Dutch Air Lines NV......................         153,660
      51,407 Koninklijke Ahold NV..............................       1,840,812
       2,921 Koninklijke Hoogovens NV..........................         168,928
       1,819 Koninklijke Nedlloyd Groep NV.....................          51,878
       2,401 Koninklijke Pakhoed NV............................          61,755
      54,446 Koninklijke Philips Electronic NV (a).............       5,610,187
     444,321 KPN NV (a)........................................      19,899,873
           1 Laurus NV.........................................              17
       6,245 Oce NV............................................         132,591
     345,373 Royal Dutch Petroleum Co. (a).....................      21,232,395
       2,489 Stork NV*.........................................          53,765
      35,987 TNT Post Group NV.................................         887,605
      44,113 Unilever NV.......................................       3,068,408
       7,069 Vedior NV.........................................         122,089
     310,500 VNU NV*...........................................      11,905,725
      21,010 Wolters Kluwer NV.................................         781,189
-------------------------------------------------------------------------------
                                                                     83,771,322
-------------------------------------------------------------------------------
 New Zealand -- 0.6%
     240,000 Brierley Investments Ltd. ........................          57,076
     138,400 Carter Holt Harvey Ltd. ..........................         163,855
       3,200 Ceramco Corp. Ltd ................................           2,233
      48,300 Contact Energy Ltd.*..............................          80,406
       7,800 Fisher & Paykel Industries Ltd. (a)...............          22,985
      25,233 Fletcher Challenge Building* (a)..................          34,961

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 New Zealand -- 0.6% (continued)
      25,226 Fletcher Challenge Energy*.......................   $       64,556
      73,284 Fletcher Challenge Forests.......................           35,235
      48,950 Fletcher Challenge Paper.........................           35,429
      45,400 Lion Nathan Ltd. ................................          100,928
   1,707,593 Telecom Corp. of New Zealand Ltd.* (a) ..........        7,654,081
-------------------------------------------------------------------------------
                                                                      8,251,745
-------------------------------------------------------------------------------
 Norway -- 0.3%
       5,100 Aker RGI ASA*....................................           78,311
       1,260 Aker RGI ASA, Class B Shares*....................           17,741
       3,700 ASK ASA*.........................................           24,045
       4,800 Bergesen d.y. ASA, Class A Shares................           71,870
       2,100 Bergesen d.y. ASA, Class B Shares................           30,640
      44,800 Christiania Bank Og Kreditkasse ASA..............          190,103
      52,700 Den Norske Bank ASA..............................          210,195
       2,300 Dyno Industrier ASA..............................           48,652
       4,000 Elkem ASA*.......................................           71,360
       6,200 Hafslund ASA, Class A Shares (a).................           36,342
       2,700 Hafslund ASA, Class B Shares.....................           10,356
       3,740 Kvaerner ASA*....................................           82,925
       1,260 Kvaerner ASA, Class B Shares.....................           22,317
       2,700 Leif Hoegh & Co. ASA.............................           31,309
       7,500 Merkantildata ASA................................           79,324
      17,111 NCL Holding ASA* (a).............................           53,420
      22,600 Norsk Hydro ASA..................................          941,726
       2,400 Norske Skogindustrier ASA, Class A Shares........          100,312
         400 Norske Skogindustrier ASA, Class B Shares........           13,558
      13,200 Orkla ASA........................................          205,211
       3,200 Orkla ASA, Class B Shares........................           44,039
      44,400 Petroleum Geo-Services ASA* (a)..................          888,282
       3,800 Sas Norge ASA, Class B Shares....................           36,317
       5,500 Schibsted ASA....................................           56,068
       2,700 Smedvig ASA, Class A Shares......................           32,341
      21,800 Storebrand ASA*..................................          144,453
       3,400 Tomra Systems ASA................................          119,362
       1,300 Unitor ASA.......................................            9,608
-------------------------------------------------------------------------------
                                                                      3,650,187
-------------------------------------------------------------------------------
 Portugal -- 0.8%
      16,507 Banco Comercial Portugues S.A. Registered
              Shares*.........................................          438,350
      10,162 Banco Espirito Santo e Comercial de Lisboa
              S.A. ...........................................          257,726
       9,317 BPI-SGPS S.A. Registered Shares..................          187,094
       2,200 Brisa Auto Estradas de Portugal S.A. ............           85,169
       3,500 Brisa Auto Estradas de Portugal S.A. Registered
              Shares..........................................          136,790
      15,200 Cimpor-Cimentos de Portugal S.A. ................          259,621
         428 CIN-Corparacao Industrial do Norte S.A. .........           11,980
       1,100 Colep Portugal - Embalagens, Produtos
              Enchinentose Equipmentos S.A.* .................            7,389
       1,800 Companhia de Seguros Tranquilidade Registered
              Shares..........................................           50,385
       1,300 Corticeira Amorim S.A. ..........................           13,210
      51,600 Electricidade de Portugal S.A. ..................          872,081
       1,552 Engil-SGPS.......................................           13,541
       3,000 INAPA-Investimentos Participacoes e Gestao
              S.A. ...........................................           27,474
       7,433 Jeronimo Martins S.A. ...........................          216,779
       7,500 Portucel Industrial-Empresa Produtora de Celulose
              S.A.* ..........................................           50,702
     205,578 Portugal Telecom S.A. Registered Shares..........        8,597,056
       1,554 Somague-Sociedad Gestora de Participacoes
              S.A.* ..........................................            5,269

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                          VALUE

------------------------------------------------------------------------------
 Portugal -- 0.8% (continued)
       3,400 Sonae Investimentos-Sociedade Gestora de
              Participacoes Sociais S.A. .....................  $      113,165
       1,600 UNICER-Uniao Cervejeira S.A. ....................          29,677
------------------------------------------------------------------------------
                                                                    11,373,458
------------------------------------------------------------------------------
 Singapore -- 1.4%
      26,666 Asia Food & Properties Ltd. .....................          15,599
       2,000 Asia Food & Properties Ltd. Warrants, Expire
              7/12/02*........................................             940
      15,000 Chuan Hup Holdings Ltd. .........................          12,646
     265,000 City Developments Ltd. ..........................       1,604,820
      42,000 Comfort Group Ltd. ..............................          21,195
       8,000 Creative Technology Ltd. ........................          79,320
      21,000 Cycle & Carriage Ltd. ...........................         118,446
      98,000 DBS Land Ltd. ...................................         223,428
     592,316 Development Bank of Singapore Ltd.* (a)..........       6,787,209
      27,000 First Capital Corp. Ltd. ........................          37,511
      29,200 Fraser & Neave Ltd. .............................         110,954
       2,400 Genting International PLC........................             936
      30,000 Goldtron Ltd.* ..................................           4,720
       6,000 Goldtron Ltd. Preferred*.........................             908
      12,000 Haw Par Corp. Ltd. ..............................          19,948
      37,000 Hotel Properties Ltd. ...........................          34,049
      13,000 Inchcape Motors Ltd. ............................          17,597
      94,800 IPC Corp. .......................................          16,322
         311 Jardine Matheson Holdings Ltd.* .................           1,486
      60,250 Keppel Corp. Ltd. ...............................         194,954
       8,000 Low Keng Huat Ltd.* .............................           2,327
      26,400 Lum Chang Holdings Ltd. .........................          12,382
       7,000 Metro Holdings Ltd.* ............................           8,644
      30,000 Natsteel Ltd. ...................................          63,765
      73,023 Neptune Orient Lines Ltd. .......................          94,514
     144,239 Oversea-Chinese Banking Corp. Ltd. (a) ..........       1,010,520
      11,000 Overseas Union Enterprise Ltd. ..................          30,956
      41,000 Parkway Holdings Ltd. ...........................          86,172
       3,000 Prima Ltd. ......................................           6,554
       4,800 Robinson and Co. Ltd. ...........................          15,104
     134,241 Sembcorp Industries Ltd. (a) ....................         178,531
      11,000 Shangri-La Hotel Ltd. ...........................          24,556
      91,000 Singapore Airlines Ltd. (a) .....................         853,648
     164,749 Singapore Press Holdings Ltd. ...................       2,738,803
     233,000 Singapore Technologies Engineering Ltd. .........         280,823
     499,000 Singapore Telecommunications Ltd. (a) ...........         885,833
       2,400 Star Cruises Public Co. Ltd. ....................          14,640
      27,000 Straits Trading Co. Ltd. ........................          32,060
     122,000 United Industrial Corp. Ltd. ....................          69,898
     417,000 United Overseas Bank Ltd. (a) ...................       3,094,757
      53,000 United Overseas Land Ltd. .......................          49,403
       9,000 Van Der Horst Ltd.* .............................           2,484
      16,000 Venture Manufacturing Ltd. ......................         152,941
------------------------------------------------------------------------------
                                                                    19,012,303
------------------------------------------------------------------------------
 South Korea -- 0.6%
      91,400 Korea Telecom Corp. ADR*.........................       2,970,500
      45,800 Pohang Iron & Steel Co. Ltd. ADR.................       1,683,150
      25,700 Samsung Electronics..............................       2,390,100
     106,200 SK Telecom Co. Ltd. ADR..........................       1,201,386
------------------------------------------------------------------------------
                                                                     8,245,136
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Spain -- 2.8%
       3,950 Acerinox S.A. ...................................   $      130,846
       2,786 Actividades de Construccion y Servicios, S.A. ...           77,957
     398,285 Argentaria, Caja Postal y Banco Hipotecario de
              Espana, S.A.* (a) ..............................        9,066,274
      19,244 Autopistas Concesionaria Espanola S.A. (a) ......          215,262
       6,066 Azucarera Ebro Agricolas S.A. ...................           89,320
     140,675 Banco Bilbao Vizcaya S.A. (a) ...................        1,875,270
      76,999 Banco Popular Espanol S.A. ......................        5,640,520
     236,852 Banco Santander S.A. ............................        2,379,278
       5,300 Corporacion Mapfre...............................           99,931
       5,700 Corporation Financiera Alba S.A. ................          167,682
       2,600 Cortefiel S.A. ..................................           74,207
       1,950 El Aguila S.A.* .................................           18,744
       1,650 Empresa Nacional de Celulosas S.A. ..............           33,115
      64,950 Endesa S.A. .....................................        1,303,528
      16,366 Ercros S.A.* ....................................           12,446
       3,800 Fomento de Construcciones y Contratas S.A. (a) ..          225,382
      32,412 GAS Natural SDG S.A. ............................          762,454
      11,000 Grupo Dragados, S.A. ............................          135,132
      61,872 Iberdrola S.A. ..................................          888,834
       6,400 Inmobilaria Urbis S.A. ..........................           40,899
       4,051 Metrovacesa S.A. ................................           87,070
       1,650 Portland Valderrivas S.A. .......................           48,818
       4,650 Prosegur CIA de Seguridad S.A. ..................           45,876
      75,679 Repsol S.A. .....................................        1,585,206
       9,291 Sociedad General de Aguas de Barcelona, S.A.
              (a) ............................................          153,099
       8,250 Sol Melia S.A. ..................................          112,329
      14,200 Tabacalera S.A., Class A Shares (a)..............          272,540
     731,271 Telefonica S.A. .................................       11,663,883
      19,050 Telepizza S.A. ..................................           99,405
      20,550 Union Electrica Fenosa S.A. (a) .................          293,044
       4,100 Uralita S.A. (a) ................................           36,119
      10,050 Vallehermos S.A. ................................           93,950
       4,168 Zardoya-Otis S.A. ...............................          107,921
-------------------------------------------------------------------------------
                                                                     37,836,341
-------------------------------------------------------------------------------
 Sweden -- 2.0%
      41,239 ABB Ltd.* .......................................        4,224,231
       8,900 AGA AB, Class A Shares...........................          150,326
       7,700 AGA AB, Class B Shares*..........................          130,058
      84,925 Astrazeneca Group PLC............................        3,321,306
      26,500 Atlas Copco AB, Class A Shares...................          763,651
       4,600 Atlas Copco AB, Class B Shares...................          131,166
       4,100 Autoliv AB*......................................          142,218
       4,181 Boliden Ltd.* ...................................            9,820
       3,870 Diligentia AB....................................           28,817
       8,900 Drott AB.........................................           77,049
      27,100 Electrolux AB Series B...........................          544,690
       1,400 Esselte AB, Class A Shares.......................           11,526
       1,100 Esselte AB, Class B Shares.......................            9,256
      41,700 ForeningsSparbaken AB*...........................          626,080
       2,850 Granges AB.......................................           54,177
     109,700 Hennes Mauritz AB, Class B Shares (b)............        2,769,396
       1,615 Mandamus AB......................................            8,682
       2,500 Meto AG*.........................................           19,070
       8,200 Netcom Systems AB*...............................          277,006
       7,800 OM Gruppen AB....................................           88,303

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Sweden -- 2.0% (continued)
      13,900 Sandvik AB, Class A Shares.......................   $      378,677
       5,100 Sandvik AB, Class B Shares.......................          139,865
      94,500 Securitas AB, Class B Shares.....................        1,350,163
      40,500 Skandia Forsakrings AB...........................          823,828
      45,100 Skandinaviska Enskilda Banken, Class A Shares....          466,890
       9,000 Skanska AB, Class B Shares.......................          351,979
       3,700 SKF AB, Class A Shares (a).......................           78,847
       5,000 SKF AB, Class B Shares...........................          113,815
      30,300 Svenska Cellulosa AB, Class B Shares.............          880,494
      50,400 Svenska Handelsbanken, Class A Shares............          698,729
       4,800 Svenska Handelsbanken, Class B Shares............           61,605
       3,200 Svenskt Stal AB, Class A Shares..................           43,782
       6,600 Svenskt Stal AB, Class B Shares..................           91,899
      36,000 Swedish Match AB.................................          145,150
      86,100 Telefonaktiebolaget LM Ericsson ADR..............        2,803,631
     153,100 Telefonaktiebolaget LM Ericsson, Class B Shares..        4,930,935
       8,500 Trelleborg AB, Class B Shares....................           76,159
      10,900 Volvo AB, Class A Shares (a).....................          306,847
      24,000 Volvo AB, Class B Shares.........................          671,267
       5,800 Wm-Data AB, Class B Shares.......................          215,243
-------------------------------------------------------------------------------
                                                                     28,016,633
-------------------------------------------------------------------------------
 Switzerland -- 4.2%
       8,685 ABB Ltd.*........................................          885,601
       1,315 Adecco S.A. .....................................          724,721
         455 Alusuisse-Lonza Holding AG Registered Shares.....          540,558
      19,091 Clariant AG Registered Shares*...................        9,173,155
      19,895 Credit Suisse Group Registered Shares............        3,755,507
         110 Forbo Holding AG Registered Shares...............           43,561
         250 Georg Fisher AG Registered Shares................           76,727
         564 Holderbank Financiere Glarus AG Bearer Shares*...          694,251
         426 Holderbank Financiere Glarus AG Registered
              Shares..........................................          143,116
          30 Jelmoli Holding AG Bearer Shares.................           30,394
          90 Jelmoli Holding AG Registered Shares.............           18,533
          35 Kuoni Reisen AG Registered Shares, Category B....          139,875
          90 Moevenpick Holding AG Bearer Shares..............           39,799
       2,910 Nestle S.A. Registered Shares*...................        5,742,790
      11,509 Novartis AG Registered Shares*...................       16,559,712
         120 Roche Holding AG Bearer Shares...................        2,138,472
         495 Roche Holding AG Genusss*........................        5,723,978
         860 Sairgroup Registered Shares......................          180,786
         100 Schindler Holding AG Participating Certificates..          152,333
          30 Schindler Holding AG Registered Shares...........           48,511
       1,057 Schweizerische Rueckversicherungs-Gesellschaft
              Registered Shares*..............................        2,061,537
         175 SGS Societe Generale de Surveillance Holding
              S.A., Class B Shares............................          199,014
         180 Sika Finanz AG Bearer Shares.....................           54,234
         270 Sulzer AG........................................          169,473
         275 Swatch Group AG, Class B Shares..................          202,197
       1,095 Swatch Group AG Registered Shares................          174,718
       5,590 Swisscom AG Registered Shares*...................        1,842,917
      16,463 UBS AG Registered Shares.........................        4,645,150
         295 Valora Holdings AG...............................           74,377
       3,665 Zurich Allied AG*................................        2,150,475
-------------------------------------------------------------------------------
                                                                     58,386,472
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 Thailand -- 0.1%
      28,600 Advanced Info Service Public Co. Ltd., Registered
              Shares..........................................   $      392,220
     196,000 Bangkok Bank Public Co. Ltd.* ...................          498,240
      79,900 Thai Farmers Bank Public Co. Ltd. ...............          114,574
      79,900 Thai Farmers - Rights............................           72,910
-------------------------------------------------------------------------------
                                                                      1,077,944
-------------------------------------------------------------------------------
 United States -- 0.1%
      16,000 Tommy Hilfiger Corp. ............................          543,000
-------------------------------------------------------------------------------
 United Kingdom -- 18.0%
     100,600 Abbey National PLC...............................        1,755,149
     250,486 Allied Zurich AG.................................        3,111,489
      21,000 AMEC PLC.........................................           90,667
       3,030 Amstrad PLC......................................            4,628
      20,653 Anglian Water PLC................................          246,588
      27,500 Arjo Wiggins Appleton PLC........................           95,736
      55,972 Associated British Foods PLC.....................          386,563
      70,100 BAA PLC..........................................          736,631
     101,283 Barclays PLC.....................................        3,016,226
      23,700 Barratt Developments PLC.........................          123,475
      55,082 Bass PLC.........................................          742,677
      18,700 BBA Group PLC....................................          153,355
       9,500 The Berkeley Group PLC...........................          120,298
     262,747 BG PLC...........................................        1,583,309
      43,036 The BICC Group...................................           78,198
      58,500 Blue Circle Industries PLC.......................          401,200
      33,500 BOC Group PLC....................................          706,210
      58,500 Boots Co. PLC....................................          733,260
      14,442 Bowthorpe PLC....................................          139,568
      19,100 BPB PLC..........................................          116,248
   2,368,003 British Aerospace PLC............................       17,639,411
      65,600 British Airways PLC..............................          432,751
     809,466 British American Tobacco PLC.....................        6,807,485
      35,800 British Land Co. PLC.............................          300,496
     841,182 British Petroleum Co. PLC (c)....................       15,717,465
     811,629 British Sky Broadcasting Group PLC...............        7,700,093
      79,300 British Steel PLC................................          208,805
     498,416 British Telecommunications PLC...................        7,782,114
      38,400 Bunzl PLC........................................          199,752
       8,500 Burmah Castrol PLC...............................          163,196
     170,007 Cable & Wireless PLC.............................        1,965,541
     130,700 Cadbury Schweppes PLC............................          825,951
      32,760 Caradon PLC......................................           91,396
      16,121 Carillion PLC*...................................           35,773
      35,850 Carlton Communications PLC.......................          273,247
     256,060 Centrica PLC.....................................          684,525
      55,300 Coats Viyella PLC................................           46,906
       6,500 Cobham PLC.......................................           89,364
     208,600 Colt Telecom Group PLC...........................        4,581,961
      83,607 Commercial Union PLC.............................        1,269,115
      47,600 Compass Group PLC................................          446,233
       6,100 Courtaulds Textiles PLC..........................           16,576
      17,700 De La Rue PLC....................................          106,731
      11,800 Delta PLC........................................           31,023
   1,189,522 Diageo PLC.......................................       12,203,364
     121,930 Dixons Group PLC.................................        2,301,786
      23,438 Electrocomponents PLC............................          193,152

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                          VALUE

------------------------------------------------------------------------------
 United Kingdom -- 18.0% (continued)
      44,080 Elementis PLC....................................  $       82,930
      51,700 EMI Group PLC....................................         439,569
      33,800 FKI PLC..........................................         115,494
     105,000 Freeserve PLC*...................................         306,444
     357,300 General Electric Co. PLC.........................       3,602,358
      28,500 George Wimpey PLC................................          69,658
      48,900 GKN PLC..........................................         753,287
     652,201 Glaxo Wellcome PLC...............................      17,188,850
     122,674 Granada Group PLC................................       1,105,642
      26,088 Great Portland Estates PLC.......................          94,596
      68,500 Great Universal Stores PLC.......................         703,846
     158,671 Halifax PLC......................................       1,771,970
      23,291 Hammerson PLC....................................         186,323
      39,925 Hanson PLC.......................................         340,578
      19,300 Hepworth PLC.....................................          70,758
     568,239 HSBC Holdings PLC (c)............................       7,099,675
      14,800 Hyder PLC........................................         133,747
      25,400 IMI PLC..........................................         124,980
     631,868 Imperial Chemical Industries PLC.................       7,239,318
     117,800 J. Sainsbury PLC.................................         809,307
      12,100 Jarvis PLC.......................................          56,424
      16,300 Johnson Matthey PLC..............................         160,538
      92,600 Kingfisher PLC...................................       1,108,567
     105,021 Ladbroke Group PLC...............................         403,186
      14,600 Laird Group PLC..................................          71,721
      37,900 Land Securities PLC..............................         532,034
      81,100 LASMO PLC*.......................................         199,851
     313,200 Legal & General Group PLC........................         867,495
       7,000 Lex Service PLC..................................          69,562
     345,064 Lloyds TBS Group PLC.............................       4,791,245
     165,500 Logica PLC.......................................       2,029,197
      11,227 Lonmin PLC.......................................         103,078
      15,527 Lonrho Africa PLC................................          11,734
     194,674 Marks & Spencer PLC..............................       1,306,142
      27,439 MEPC PLC.........................................         229,435
      10,100 Meyer International PLC..........................          73,083
      33,700 Misys PLC........................................         299,126
     103,264 National Grid Group PLC..........................         691,594
      84,000 National Power PLC...............................         599,383
      24,800 Next PLC.........................................         297,493
       3,159 Oakhill Group PLC*...............................           1,668
       5,900 Ocean Group PLC..................................          96,057
      38,955 Pearson PLC......................................         806,799
      42,719 The Peninsular and Oriental Steam Navigation
              Co..............................................         705,812
      63,000 Pilkington PLC...................................         109,408
      18,956 Provident Financial PLC..........................         244,461
     131,700 Prudential Corp. PLC.............................       1,972,672
      22,200 Racal Electronics PLC............................         134,401
     526,902 Railtrack Group PLC..............................      10,175,582
      32,900 Rank Group PLC...................................         136,887
     954,397 Reed International PLC...........................       6,388,071
     193,600 Rentokil Initial PLC.............................         779,050
     171,766 Reuters Group PLC................................       2,521,705
      27,433 Rexam PLC........................................         129,471
      69,700 Rio Tinto PLC Registered Shares..................       1,260,874
      17,900 RMC Group PLC....................................         291,430

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                        International Equity Investments


 SHARES                           SECURITY                           VALUE

-------------------------------------------------------------------------------
 United Kingdom -- 18.0% (continued)
      88,200 Rolls-Royce PLC*.................................   $      352,436
      97,565 Royal & Sun Alliance Insurance Group PLC.........          807,167
      62,298 Royal Bank of Scotland Group PLC.................        1,298,271
      42,800 Rugby Group PLC..................................           76,048
      72,500 Safeway PLC......................................          301,651
      18,601 Schroders PLC....................................          404,688
      50,500 Scottish & Newcastle PLC.........................          504,277
      48,705 Scottish & Southern Energy PLC...................          446,413
      85,449 Scottish Power PLC...............................          789,375
     805,281 Siebe PLC........................................        4,124,236
      33,400 Slough Estates PLC...............................          195,494
     358,178 Smithkline Beecham PLC...........................        4,668,080
      11,300 Smiths Industries PLC............................          170,711
   1,666,372 Somerfield PLC...................................        6,216,506
      30,100 St. James Place Capital PLC......................           99,463
      93,200 Stagecoach Holdings PLC..........................          324,459
     154,900 Standard Chartered PLC...........................        2,281,568
      16,121 Tarmac PLC.......................................          130,261
      35,700 Tate & Lyle PLC..................................          230,483
      40,653 Taylor Woodrow PLC...............................          120,607
     410,203 Tesco PLC........................................        1,218,623
      21,158 Thames Water PLC.................................          304,842
      32,018 TI Group PLC.....................................          259,226
       5,030 Transport Development Group PLC..................           21,069
      16,500 Unigate PLC......................................          101,087
     193,657 Unilever PLC.....................................        1,852,835
      29,566 United Biscuits Holdings PLC.....................           93,656
      35,520 United Utilities PLC.............................          421,232
       9,046 Value Realisation Trust PLC......................           20,945
      23,066 Vickers PLC......................................           65,648
          67 Viglen Floating Rate Guaranteed Loan Notes 2001..                0
       6,900 Viglen Technology Letters of Entitlements
              Litigation Notes*...............................                0
   1,861,410 Vodafone Group PLC...............................       37,593,962
      50,417 Williams PLC.....................................          287,595
      11,800 Wilson Connolly Holdings PLC.....................           33,679
      33,700 Wolseley PLC.....................................          271,761
      89,144 Zeneca Group PLC.................................        3,495,276
-------------------------------------------------------------------------------
                                                                    247,933,883
-------------------------------------------------------------------------------
             TOTAL STOCK (Cost -- $1,122,430,337).............    1,346,720,304
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                        International Equity Investments

     FACE
    AMOUNT                                 SECURITY                                   VALUE
------------------------------------------------------------------------------------------------
 FOREIGN BOND -- 0.0%
------------------------------------------------------------------------------------------------
 Italy -- 0.0%
 28,027,992++ Olivetti, Convertible Bond, 6.500% due 9/30/02 (Cost --
               $15,976)........................................................   $       64,406
------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 2.0%
  $27,055,000 CIBC Wood Gundy Securities Inc., 5.300% due 9/1/99; Procceds at
              maturity -- $27,058,982;
              (Fully collateralized by U.S. Treasury Notes, 5.375% due 7/31/00;
              Market value -- $27,715,334) (Cost -- $27,055,000)...............       27,055,000
------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $1,149,501,313**).............   $1,373,839,710
------------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 12).
(b) Security is segregated for open foreign currency contracts.
* Non-income producing security.
(c) Security is segregated for futures contracts commitments.
# Risp NC -- Risparmio Non-Convertible (Non-Convertible savings shares). ++Represents local currency.
** Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]

                         Classification of Investments
                         Japan                   28.5%
                         United Kingdom          18.0%
                         France                   8.8%
                         Germany                  8.5%
                         Spain                    2.8%
                         Switzerland              4.2%
                         Italy                    5.2%
                         Hong Kong                2.7%
                         Repurchase Agreement     2.0%
                         Netherlands              6.1%
                         Other Stock             13.2%

                       See Notes to Financial Statements.

 Schedule of Investments (continued)                            August 31, 1999
                     International Fixed Income Investments

     FACE
    AMOUNT+                         SECURITY                         VALUE

------------------------------------------------------------------------------
 BONDS -- 98.6%
------------------------------------------------------------------------------
 Argentina -- 2.8%
     7,810,000 Republic of Argentina, 8.750% due 7/10/02........  $  6,397,030
------------------------------------------------------------------------------
 Canada -- 3.9%
   970,000,000 Canada Government, 1.900% due 3/23/09............     8,855,456
------------------------------------------------------------------------------
 Cayman Islands -- 0.5%
     1,100,000 Hutchison Whampoa Ltd., 5.500% due 3/16/06.......     1,148,103
------------------------------------------------------------------------------
 France -- 4.7%
    10,300,000 French Treasury Note, 3.500% due 7/12/04.........    10,533,917
------------------------------------------------------------------------------
 Germany -- 11.4%
     3,240,000 Bundesobligation, 3.750% due 8/26/03.............     3,369,026
               Bundesrepublic Deutschland:
     2,200,000 6.000% due 9/15/03...............................     2,473,518
    11,600,000 6.000% due 1/5/06................................    13,137,763
     6,000,000 Treuhandanstalt, 6.625% due 7/9/03...............     6,864,476
------------------------------------------------------------------------------
                                                                    25,844,783
------------------------------------------------------------------------------
 Greece -- 11.6%
               Hellenic Republic:
   531,000,000 8.900% due 4/1/03................................     1,823,434
   500,000,000 6.600% due 1/15/04...............................     1,613,467
 2,143,000,000 8.700% due 4/8/05................................     7,550,430
 2,145,000,000 6.000% due 2/19/06...............................     6,704,339
 1,203,000,000 8.600% due 3/26/08...............................     4,374,649
   443,000,000 7.500% due 5/20/13...............................     1,522,056
     2,660,000 Public Power Corp., 4.500% due 3/12/09...........     2,546,205
------------------------------------------------------------------------------
                                                                    26,134,580
------------------------------------------------------------------------------
 Japan -- 3.0%
     4,200,000 Japan Financial Corp., 6.375% due 3/9/04.........     6,703,218
------------------------------------------------------------------------------
 Netherlands -- 5.8%
    53,000,000 Bank Nederlandse Gemeeten, zero coupon due
                12/29/20........................................       474,926
    47,000,000 Deutsche Finance BV, zero coupon due 4/16/18.....       571,851
     1,693,000 Koninklijke PTT Nederland, 4.750% due 11/5/08*...     1,717,589
     2,296,000 Mannesmann Finance BV, 4.750% due 5/27/09*.......     2,255,498
     7,100,000 Netherlands Government, 7.750% due 3/1/05........     8,635,945
------------------------------------------------------------------------------
                                                                    13,655,809
------------------------------------------------------------------------------
 New Zealand -- 4.1%
               New Zealand Government:
     6,820,000 5.500% due 4/15/03...............................     3,402,455
    11,462,000 7.000% due 7/15/09...............................     5,920,970
------------------------------------------------------------------------------
                                                                     9,323,425
------------------------------------------------------------------------------
 Norway -- 3.8%
               Norwegian Government:
    42,450,000 6.750% due 1/15/07...............................     5,685,244
    22,520,000 5.500% due 5/15/09*..............................     2,789,352
------------------------------------------------------------------------------
                                                                     8,474,596
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedule of Investments (continued)                            August 31, 1999
                     International Fixed Income Investments

      FACE
     AMOUNT+                         SECURITY                        VALUE

------------------------------------------------------------------------------
 South Africa -- 3.1%
                 Republic of South Africa:
      30,560,000 12.000% due 2/28/05............................  $  4,533,408
      13,440,000 13.000% due 8/31/10............................     1,946,920
------------------------------------------------------------------------------
                                                                     6,480,328
------------------------------------------------------------------------------
 Spain -- 3.3%
     747,000,000 Kingdom of Spain, 3.100% due 9/20/06*..........     7,486,691
------------------------------------------------------------------------------
 Supranational -- 9.6%
      74,600,000 European Bank Reconstruction & Development,
                  15.700% due 5/10/02...........................     1,792,116
                 European Investment Bank:
         710,000 7.000% due 12/8/03.............................     1,162,831
     886,000,000 2.125% due 9/20/07.............................     8,287,891
     970,000,000 Inter-American Development Bank, 1.900% due
                  7/8/09........................................     8,773,747
      66,000,000 International Bank Reconstruction &
                  Development, zero coupon due 5/14/12..........     1,733,016
------------------------------------------------------------------------------
                                                                    21,749,601
------------------------------------------------------------------------------
 Sweden -- 3.0%
                 AB Spintab:
      21,200,000 6.250% due 9/18/02.............................     2,609,971
      20,300,000 5.500% due 9/17/03.............................     2,416,877
       1,707,715 Investor AB, 5.250% due 6/30/08................     1,756,239
------------------------------------------------------------------------------
                                                                     6,783,087
------------------------------------------------------------------------------
 Turkey -- 1.1%
                 Turkey T-Bill:
 689,000,000,000 Zero coupon due 2/9/00.........................     1,125,594
 861,000,000,000 Zero coupon due 3/15/00........................     1,303,924
------------------------------------------------------------------------------
                                                                     2,429,518
------------------------------------------------------------------------------
 United Kingdom -- 13.6%
       1,000,000 BG PLC, 7.000% due 4/4/00......................     1,613,644
       1,620,000 Burmah Castrol PLC, 4.875% due 3/31/09.........     1,610,181
       2,300,000 Halifax PLC, 4.750% due 3/24/09................     2,246,308
       3,200,000 Prudential Financial BV, 9.375% due 6/4/07.....     5,960,910
       2,300,000 Standard Chartered Bank, 5.375% due 5/6/09.....     2,259,306
                 United Kingdom Treasury:
       3,100,000 6.750% due 11/26/04............................     5,212,112
       6,473,000 8.500% due 12/7/05.............................    11,915,758
------------------------------------------------------------------------------
                                                                    30,818,219
------------------------------------------------------------------------------
 United States -- 13.3%
       1,560,000 Enron Corp., 4.375% due 4/8/05*................     1,563,790
                 Federal National Mortgage Association:
       1,173,000 6.875% due 6/7/02..............................     1,909,103
      17,415,000 6.375% due 8/15/07.............................    10,916,486
     920,000,000 1.750% due 3/26/08*............................     8,391,462
       2,300,000 General Motors Acceptance Corp., 4.000% due
                  2/9/06........................................     2,265,625
       1,950,000 Household Finance Corp., 5.125% due 6/24/09....     1,932,934
       5,000,000 Tennessee Valley Authority, 6.375% due
                  9/18/06.......................................     2,925,019
------------------------------------------------------------------------------
                                                                    29,904,419
------------------------------------------------------------------------------
                 TOTAL BONDS (Cost -- $225,299,111).............   222,722,780
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999

                     International Fixed Income Investments

     FACE
    AMOUNT                          SECURITY                           VALUE

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.4%
 $   3,100,000 CIBC Wood Gundy Securities Inc., 5.300% due
               9/1/99; Proceeds at maturity -- $3,100,456;
               (Fully collateralized by U.S. Treasury Notes,
               5.375% due 7/31/00;
               Market value -- $3,162,307) (Cost -- $3,100,000)..   $  3,100,000
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost --
                 $228,399,111**).................................   $225,822,780
--------------------------------------------------------------------------------

+ Represents local currency.
* All or a portion of this security is on loan (See Note 12).
** Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]
                         Classification of Investments
                       Germany                    11.4%
                       Supranational               9.6%
                       Repurchase Agreement        1.4%
                       Other Bonds                24.5%
                       United States              13.3%
                       Greece                     11.6%
                       France                      4.7%
                       United Kingdom             13.6%
                       New Zealand                 4.1%
                       Netherlands                 5.8%

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                            SECURITY                           VALUE

-------------------------------------------------------------------------------
 STOCK -- 98.9%
-------------------------------------------------------------------------------
 Argentina -- 1.6%
      71,790 Astra Cia Argentina de Petroleo S.A. ..............   $    148,620
      23,527 Banco de Galicia y Buenos Aires S.A. de C.V. Series
              B Shares..........................................        113,882
       6,086 Banco Frances S.A. ................................         35,789
      22,934 Central Puerto S.A. Class B Shares.................         43,349
      10,677 Cresud S.A.C.I.F.y.A. .............................         11,211
       8,903 IRSA Inversiones y Representacions S.A. ...........         25,821
       7,530 Juan Minetti S.A.* ................................         20,333
      11,700 Molinos Rio de la Plata S.A. ......................         20,009
       5,020 Nobeleza Piccardo S.A.I.C.y.F. ....................         13,806
     395,364 Perez Companc S.A. Class B Shares..................      2,301,248
      10,173 Renault Argentina S.A. ............................         11,903
       3,355 Siderca S.A.I.C. Class A Shares....................         11,039
      83,879 Siderca S.A.I.C. ..................................        132,542
      48,920 Sociedad Commercial del Plata S.A.* ...............         14,432
       3,486 Telecom Argentina Stet - France Telecom S.A. Class
              B Shares..........................................         19,732
      53,600 Telefonica de Argentina S.A. ADR...................      1,594,600
      22,500 Telefonica de Argentina S.A. Class B Shares........         67,056
      10,332 YPF Sociedad Anonima Class D Shares................        405,571
-------------------------------------------------------------------------------
                                                                      4,990,943
-------------------------------------------------------------------------------
 Brazil -- 9.7%
       9,900 Aracruz Celulose S.A. ADR..........................        196,144
     107,000 Aracruz Celulose S.A. Preferred Class B Shares.....        215,447
  90,949,800 Banco Bradesco S.A. Preferred......................        359,635
   3,420,000 Banco do Estado de Sao Paulo S.A. Preferred........        104,984
  31,973,000 Banco Itau S.A. Preferred..........................      1,480,539
       5,300 Banco Santiago ADR.................................        111,300
   1,210,000 Caemi Mineracao e Metalurgica S.A. ................         38,402
  68,975,000 Centrais Electricas Brasileiras S.A. ..............      1,069,435
   2,864,000 Centrais Electricas Brasileiras S.A. - Electrobras
              Preferred Class B Shares..........................         44,852
       8,500 Companhia Brasileira de Distribuicao Grupo Pao de
              Acucar ADR........................................        175,312
  14,600,000 Companhia Brasileira de Petroleo Ipiranga
              Preferred.........................................         79,760
     636,800 Companhia Cervejaria Brahma Preferred..............        336,954
      82,999 Companhia Energetica de Minas Gerais ADR...........      1,286,906
  12,541,000 Companhia Energetica de Minas Gerais Preferred.....        194,444
  84,209,325 Companhia Paranaense de Energia - Copel ADR........        591,480
      25,000 Companhia Paranaense de Energia - Copel Preferred
              Class B Shares....................................        171,875
   1,670,000 Companhia Siderurgica Belgo - Mineir Preferred.....         52,046
  14,977,452 Companhia Siderurgica de Tubarao Preferred*........        132,474
   8,177,600 Companhia Siderurgica Nacional S.A. ...............        199,972
       7,500 Companhia Vale do Rio Doce Preferred ADR*..........        166,237
   1,140,000 Compania de Saneamento Basico do Estado De Sao
              Paulo.............................................         75,031
     188,400 Compania Vale do Rio Doce Preferred Class A
              Shares*...........................................      4,175,775
     370,667 Copene Petroquimica do Nordeste S.A. Preferred
              Class A Shares....................................         55,677
      15,600 Embratel Participacoes S.A. ADR....................        166,725
  48,377,000 Embratel Participacoes S.A. Preferred..............        505,919
  24,165,800 Gerdau Metalurgica S.A. Preferred..................        364,624
     203,900 Investimentos Itau S.A. Preferred..................         95,478
  26,979,700 Petroleo Brasileiro S.A. Preferred.................      3,607,587
      36,500 Souza Cruz S.A. ...................................        204,908
       5,199 Tele Centro Oeste Celular Participacoes S.A. ADR...         17,548
  16,800,000 Tele Centro Sul Participacoes S.A.* ...............         79,542
       5,420 Tele Centro Sul Participacoes S.A. ADR.............        296,406
 166,300,300 Tele Centro Sul Participacoes S.A. Preferred.......      1,799,711
 159,324,401 Tele Norte Leste Participacoes S.A. Preferred......      2,436,699

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                            SECURITY                           VALUE

-------------------------------------------------------------------------------
 Brazil -- 9.7% (continued)
      28,600 Tele Norte Leste Participacoes S.A. Preferred ADR..   $    457,600
       3,120 Tele Sudeste Cellular Participacoes S.A. ADR(a)....         73,125
 199,220,500 Tele Sudeste Cellular Participacoes S.A.
              Preferred.........................................        943,239
      27,940 Telecomunicacoes Brasileiras S.A. Preferred ADR....      2,072,798
      28,900 Telecomunicacoes Brasileiras S.A. ADR*.............          1,354
   8,041,173 Telecomunicacoes de Sao Paulo S.A. Preferred.......        711,237
     316,400 Telecomunicacoes do Parana S.A. Preferred..........         49,386
  10,472,300 Telemig Cellular S.A. Preferred Class C Shares*....         84,998
   1,088,000 Telepar Cellular S.A. Preferred Class B Shares.....         39,059
       5,240 Telesp Cellular Participacoes S.A. ADR.............        121,175
  15,851,000 Telesp Cellular S.A. Preferred Class B Shares......        721,624
      74,300 Telesp Participacoes S.A. ADR(a)...................      1,212,018
  24,781,900 Telesp Participacoes S.A. Preferred*...............        408,733
     117,400 Uniao de Bancos Brasileiros S.A. GDR...............      2,054,500
   5,100,000 Uniao de Bancos Brasileiros S.A. Preferred.........         68,194
      25,000 Usinas Siderurigicas de Minas Gerais S.A. .........         72,320
-------------------------------------------------------------------------------
                                                                     29,981,188
-------------------------------------------------------------------------------
 Chile -- 1.5%
      25,400 Banca Santander Chile ADR..........................        425,450
       2,300 Banco de A. Edwards ADR............................         34,787
      63,650 Cia. de Telecomunicaciones de Chile S.A. ADR.......      1,432,125
       1,900 Cristalerias de Chile ADR..........................         26,006
      25,600 Distribcion y Servicio D&S S.A. ADR(a).............        422,400
      27,500 Embotelladora Andina S.A. ADR......................        464,062
      34,868 Empresa Nacional de Electricidad S.A. ADR..........        431,491
      46,524 Enersis S.A. ADR...................................      1,043,882
       7,100 Gener S.A. ADR(a)..................................        130,018
       1,400 Laboratorio Chile S.A. ADR.........................         25,900
       2,500 Madeco S.A. ADR....................................         26,562
       2,400 Maderas y Sinteticos S.A. ADR......................         23,550
       1,500 Santa Isabel S.A. ADR*.............................         13,125
       1,400 Sociedad Quimica & Minera de Chile S.A. ADR........         42,087
       4,895 Vina Concha y Toro ADR.............................        190,293
-------------------------------------------------------------------------------
                                                                      4,731,738
-------------------------------------------------------------------------------
 China -- 0.3%
      86,250 Huaneng Power International ADR....................      1,078,125
-------------------------------------------------------------------------------
 Colombia -- 0.3%
      28,900 Banco Gandero S.A. ADR(a)..........................        507,556
      85,100 Bancolumbia ADR....................................        430,819
       6,000 Cementos Diamante S.A. GDR.........................          8,250
-------------------------------------------------------------------------------
                                                                        946,625
-------------------------------------------------------------------------------
 Czech Republic -- 0.9%
     136,100 Ceska Sporitelna A.S. .............................        671,589
     108,336 SPT Telecom A.S. ..................................      1,840,281
      12,325 SPT Telecom A.S. GDR*..............................        209,216
-------------------------------------------------------------------------------
                                                                      2,721,086
-------------------------------------------------------------------------------
 Egypt -- 0.4%
       3,400 Al Ahram Beverages Co. S.A.E. ADR*.................        102,000
       6,310 Al Ezz Steel Rebars GDR*...........................         67,201
      14,200 Commercial International Bank......................        124,002
       5,500 Eastern Co. for Tobacco & Cigarettes...............        126,289
      13,000 Egyptian Co. for Mobile Services...................        271,207
       6,700 Helwan For Cement..................................         75,833

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                             SECURITY                           VALUE

--------------------------------------------------------------------------------
 Egypt -- 0.4% (continued)
       2,380 Madinet NSAR.........................................  $     24,707
       5,000 Misr International Bank..............................        86,666
      10,000 Orascom Construction Industries*.....................       127,972
      10,300 Suez Cement Co. .....................................       146,742
--------------------------------------------------------------------------------
                                                                       1,152,619
--------------------------------------------------------------------------------
 Greece -- 5.4%
      16,800 Aegek S.A. ..........................................       286,525
      52,435 Alpha Credit Bank S.A. ..............................     3,936,868
       3,600 Aluminum of Greece S.A. .............................       210,688
      14,625 Commercial Bank of Greece S.A. ......................     1,417,536
       7,861 Commercial Bank of Greece S.A. Rights................       599,115
       2,020 Delta Dairy S.A. ....................................        65,699
       2,840 Elais S.A. ..........................................       151,558
       2,820 Hellas Can Packaging S.A. ...........................       161,533
       6,240 Hellenic Bottling Co. S.A. ..........................       153,071
       4,680 Hellenic Technodomiki S.A. ..........................       193,864
      90,060 Hellenic Telecommunication Organization S.A. ........     1,865,320
       2,540 Heracles General Cement S.A. ........................        79,652
       4,296 Intracom S.A. .......................................       372,459
      23,188 Lavipharm S.A. ......................................       457,756
      23,160 Michaniki S.A. ......................................       604,183
      33,560 National Bank of Greece S.A. ........................     2,476,271
      13,080 Nikas S.A. ..........................................       325,941
      31,818 Panafon Hellenic Telecom S.A.*.......................       926,737
       4,904 Papastratos Cigarettes S.A. .........................       225,282
      31,100 Selected Textile Ind. Assoc. S.A. ...................       380,446
      16,237 Titan Cement Co. S.A. ...............................     1,773,721
--------------------------------------------------------------------------------
                                                                      16,664,225
--------------------------------------------------------------------------------
 Hong Kong -- 3.1%
     906,000 China Telecom Ltd.*(a)...............................     2,817,686
     198,000 Cosco Pacific Ltd. ..................................       173,388
     119,250 HSBC Holdings PLC....................................     1,478,109
     162,500 Hutchison Whampoa Ltd. ..............................     1,585,197
     560,000 New World Development Company Ltd.(a)................     1,348,580
     286,000 Swire Pacific Ltd., Class A Shares...................     1,476,922
     478,000 Tsingtao Brewery Co., Ltd.*..........................       156,969
     656,000 Yanzhou Coal Mining Co. Ltd. ........................       289,342
     754,000 Zhehuang Expressway Co. Ltd. ........................       133,997
--------------------------------------------------------------------------------
                                                                       9,460,190
--------------------------------------------------------------------------------
 Hungary -- 2.3%
       1,420 Gedeon Richter RT. ..................................        71,242
      14,596 Gedeon Richter RT. GDR+..............................       729,800
      52,360 Magyar Tavkozlesi RT. ...............................       319,677
     125,968 Magyar Tavkozlesi RT. ADR............................     3,826,278
       9,430 MOL Magyar Olaj-es Gazipari RT. .....................       242,932
      53,250 MOL Magyar Olaj-es Gazipari RT. GDR..................     1,349,887
      22,568 OTP Bank RT. GDR ....................................     1,026,844
--------------------------------------------------------------------------------
                                                                       7,566,660
--------------------------------------------------------------------------------
 India -- 6.3%
      12,000 Bajaj Auto Ltd. GDR+.................................       153,000
      31,775 BSES Ltd. GDR*.......................................       492,060
      13,700 Dr. Reddy Laboratories Ltd. GDR*.....................       366,475
     106,780 Hindalco Industries Ltd. GDR.........................     2,963,144

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                            SECURITY                          VALUE

------------------------------------------------------------------------------
 India -- 6.3% (continued)
      89,300 ITC Ltd. GDR+......................................  $  2,745,975
      34,500 Larsen & Toubro Ltd. GDR+..........................       793,500
     320,785 Mahanagar Telephone Nigam Ltd. GDR+................     3,448,438
     174,600 Morgan Stanley India fund..........................     2,171,587
      10,500 Pentafour Software & Exports Ltd. GDR..............       283,450
      19,800 Reliance Industries Ltd. GDR+......................       219,780
     189,068 Reliance Industries Ltd. GDR.......................     2,112,834
     151,400 State Bank of India GDR............................     2,100,674
     121,330 Videsh Sanchar Nigam Ltd. .........................     1,713,786
       7,900 Videsh Sanchar Nigam Ltd. GRD......................       111,587
------------------------------------------------------------------------------
                                                                    19,676,290
------------------------------------------------------------------------------
 Indonesia -- 0.9%
     673,500 PT Astra International Tbk*........................       236,931
     722,000 PT Bank Pan Indonesia Tbk..........................       131,700
     160,500 PT Daya Guna Samudera Tbk..........................        64,827
     175,500 PT Gudang Garam Tbk................................       423,029
      30,000 PT Hanjaya Mandala Sampoerna Tbk*..................        62,345
   1,205,500 PT Indah Kiat Pulp & Paper Corp. Tbk*..............       439,791
      55,500 PT Indosat Tbk.....................................        86,232
     240,875 PT Indofood Sukses Makmur Tbk*.....................       257,351
     248,500 PT Lippo Bank Tbk..................................         4,856
      93,000 PT Semen Gresik Tbk................................       181,758
     275,500 PT Tambang Timah Tbk...............................       181,273
   1,691,520 PT Telekomunikasi Indonesia........................       650,160
------------------------------------------------------------------------------
                                                                     2,720,253
------------------------------------------------------------------------------
 Israel -- 2.1%
       8,358 Azorim Investment Development & Construction Co.
              Ltd. .............................................        81,178
     417,035 Bank Hapoalim Ltd. ................................       961,503
     336,020 Bank Leumi Le......................................       580,643
     176,292 Bezeq Israeli Telecommunication Corp. Ltd.* .......       637,941
       6,690 Blue Square Chain Investments and Properties
              Ltd. .............................................        85,164
       7,230 Discount Investment Corp. .........................       243,562
      20,948 ECI Telecom Ltd.*(a) ..............................       594,399
      11,819 Elbit System Ltd. .................................       164,388
      19,650 Elco Holdings Ltd.* ...............................       158,889
       2,906 Elite Industries Ltd. .............................       130,231
      13,730 IDB Holding Corp. Ltd. ............................       370,932
     131,338 Israel Chemicals Ltd. .............................       128,802
      11,793 Koor Industries Ltd. ..............................     1,034,205
       3,400 Orbotech, Ltd.* ...................................       181,687
      23,155 Supersol Ltd. .....................................        60,754
      20,600 Teva Pharmaceutical Industries Ltd. ADR............       969,487
------------------------------------------------------------------------------
                                                                     6,383,765
------------------------------------------------------------------------------
 Malaysia -- 1.9%
     833,000 Commerce Asset Holding Berhad......................     1,917,890
     320,000 Perusahaan Otomobil Nasional Berhad................       635,722
     845,000 Resorts World Berhad...............................     2,145,629
     550,000 Tenaga Nasional Berhad.............................     1,259,077
------------------------------------------------------------------------------
                                                                     5,958,318
------------------------------------------------------------------------------
 Mexico -- 13.0%
     195,500 Alfa, S.A. de C.V. Class A Shares..................       739,977
      35,000 Carso Global Telecom*..............................       195,170
     155,762 Cemex S.A. ........................................       691,703

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                            SECURITY                          VALUE

------------------------------------------------------------------------------
 Mexico -- 13.0% (continued)
     102,000 Cemex S.A. de C.V., Class B Shares(a)..............  $    452,414
     345,916 Cemex S.A. de C.V., Class B Shares ADR.............     3,072,354
   1,604,490 Cifra S.A. de C.V. Series C Shares*................     2,449,759
     618,000 Cifra S.A. de C.V. Series V Shares*................     1,030,549
      22,300 Coca Cola Femsa S.A. ADR...........................       338,681
     245,000 Controladora Comercial Mexicana S.A. de C.V. ......       230,397
      40,000 Corporacion GEO, S.A. de C.V.* ....................       133,702
     113,000 Cydsa S.A. ........................................       161,445
      23,400 Desc S.A. de C.V. ADR..............................       457,762
     248,000 Desc S.A. de C.V. Series B Shares..................       227,930
      72,000 Embotelladoras Argos S.A.(a) ......................        74,464
      50,000 Empresas ICA Sociedad Controladora S.A. de C.V. ...        31,133
   1,035,284 Fomento Economico Mexicano, S.A. de C.V. ..........     3,388,764
       4,200 Fomento Economico Mexicano, S.A. de C.V. ADR.......       138,862
     636,187 Grupo Carso S.A. de C.V. Series A1 Shares*.........     2,455,482
     100,000 Grupo Casa Autrey S.A. de C.V.* ...................        35,184
      72,000 Grupo Contintetal..................................        99,029
           1 Grupo Financiero Ban-l.............................             0
     186,600 Grupo Financiero Banamex Accival, S.A. de C.V.
              Series O Shares*..................................       370,056
     159,300 Grupo Financiero Banamex, S.A. de C.V. Series L
              Shares............................................       305,725
     230,000 Grupo Giganta S.A. de C.V. Series B Shares.........        82,396
     590,000 Grupo Herdez S.A. de C.V. Series B Shares..........       178,654
     101,000 Grupo Industrial Bimbo S.A. de C.V. Series A
              Shares............................................       213,005
      96,000 Grupo Mexico S.A. Series B Shares..................       416,078
   1,322,700 Grupo Modelo S.A. de C.V. Series C Shares..........     3,539,798
     121,200 Grupo Televisa S.A.* ..............................     4,408,650
      24,000 Grupo Televisa S.A. GDR*...........................       438,852
     103,400 Hylsamex S.A.* ....................................       319,714
      18,000 Industrias Penoles S.A.* ..........................        47,979
     292,000 Kimberly-Clark de Mexico, S.A. de C.V., Class A
              Shares............................................       924,661
     411,860 Organizacion Sorina S.A. de C.V., Class B Shares...     1,624,780
      56,000 Savia Sa de C.V., Class A Shares*..................       315,854
   2,535,250 Telefonos de Mexico S.A. Series L Shares...........     9,474,412
      16,700 Telefonos de Mexico S.A. Series L Shares ADR.......     1,242,062
       3,000 Tubos de Acero de Mexico S.A. ADR..................        35,250
      77,700 TV Azteca S.A. de C.V. ............................        23,942
------------------------------------------------------------------------------
                                                                    40,366,629
------------------------------------------------------------------------------
 Peru -- 0.1%
      14,800 Credicorp. Ltd. ...................................       152,625
      16,700 Telefonica del Peru S.A. ADR.......................       228,581
------------------------------------------------------------------------------
                                                                       381,206
------------------------------------------------------------------------------
 Philippines -- 1.6%
     446,800 Ayala Land, Inc. ..................................       111,489
   1,650,000 C & P Homes Inc.* .................................        32,022
     545,800 Filinvest Land Inc.* ..............................        43,333
     339,100 Manila Electric Co., Class B Shares................     1,008,539
     132,350 Metropolitan Bank & Trust Co. .....................     1,092,492
   1,499,600 Petron Corp. ......................................       134,179
      53,900 Philippine Long Distance Telephone Co. ............     1,277,025
      33,000 Philippine National Bank...........................       108,960
     615,285 San Miguel Corp., Class B Shares...................     1,000,274
   1,256,800 SM Prime Holdings..................................       231,244
------------------------------------------------------------------------------
                                                                     5,039,557
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                             SECURITY                           VALUE

--------------------------------------------------------------------------------
 Poland -- 2.0%
       1,430 Agora S.A.* .........................................  $     15,730
       9,440 Agros Holding S.A. Class C Shares*...................        54,762
       5,855 Bank Handlowy w Warszawie............................        84,547
      13,100 Bank Handlowy w Warszawie GDR........................       192,570
       2,020 Bank Slaski S.A. w Katowicach........................       133,416
      52,158 BRE Bank S.A. .......................................     1,702,797
      82,152 Elektrim Spolka Akcyjna S.A. ........................     1,031,541
      12,840 Kghm Polska Miedz S.A. ..............................        82,869
      11,600 KGHM Polska Miedz S.A. GDR...........................       158,340
      27,775 Mostostal-Export S.A.* ..............................        32,783
      13,000 Powszechny Bank Kredy GDR............................       276,250
     350,327 Telekomunikacja Polska S.A. GDR......................     2,373,465
       2,900 Zaklady Metali Lekkich Kety*.........................        32,189
--------------------------------------------------------------------------------
                                                                       6,171,259
--------------------------------------------------------------------------------
 Russia -- 0.5%
      19,800 Lukoil Holding ADR...................................       594,000
      21,200 Mosenergo ADR........................................        63,600
      21,300 RAO Unified Energy Systems*..........................       149,100
      79,300 Surgutneftegaz ADR...................................       626,470
--------------------------------------------------------------------------------
                                                                       1,433,170
--------------------------------------------------------------------------------
 South Africa -- 7.7%
     208,300 ABSA Group Ltd. .....................................     1,071,982
      96,900 AECI Ltd. ...........................................       259,695
      51,400 Anglo American Platinum Corp. Ltd. ..................     1,169,641
      43,584 Anglo American PLC*..................................     2,399,198
      19,650 AngloGold Ltd. ......................................       985,408
     160,452 Anglovaal Industries Ltd. ...........................       108,163
      31,400 Anglovaal Mining Ltd. ...............................       242,134
     160,452 Aveng Ltd.* .........................................       168,840
     145,800 Avgold Ltd.* ........................................        76,711
      22,500 Barlow Ltd. .........................................       114,682
      25,600 Bidvest Group Ltd. ..................................       183,518
     707,700 BOE Ltd. ............................................       523,619
       8,200 Coronation Holdings Ltd. ............................       138,059
      77,300 De Beers(a)..........................................     2,109,799
     183,400 Del Monte Royal Foods Ltd.* .........................       140,218
      72,965 Dimension Data Holdings Ltd. ........................       302,921
       8,139 Edgars Consolidated Stores Ltd. .....................        67,978
   1,041,700 FirstRand Ltd. ......................................     1,056,772
     108,700 Foschini Ltd. .......................................       268,086
      21,665 Gold Fields Ltd. ....................................        74,805
      53,600 Gold Fields of South Africa Ltd. ....................       103,992
      19,600 Impala Platinum Holdings Ltd.(a) ....................       628,411
      16,734 Imperial Holdings Ltd. ..............................       153,527
      13,800 Investec Group Ltd. .................................       481,025
     935,700 Iron & Steel Industries Corp. .......................       341,541
      24,000 JD Group Ltd. .......................................       128,247
           1 Liberty International PLC............................             6
      87,521 Liberty Life Association of Africa Ltd. .............     1,026,018
     105,100 Metropolitan Life Ltd. ..............................       135,133
      74,100 Nampak Ltd. .........................................       177,878
      27,287 Nedcor Investment Bank...............................        19,516
     121,687 Nedcor Ltd.(a) ......................................     2,420,935
      74,200 Nedcor Ltd. -- Rights................................           122
      95,000 Old Mutual PLC*......................................       200,715

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                            SECURITY                           VALUE

-------------------------------------------------------------------------------
 South Africa -- 7.7% (continued)
     103,100 Primedia Ltd. Class N Shares.......................   $    126,289
     226,400 Profurn Ltd. ......................................        169,744
      43,900 Randfontein Estates Gold Mining Co., Witwaterdtrand
              Ltd. .............................................         65,323
     302,100 Rembrandt Group Ltd. ..............................      2,265,004
      59,500 Reunert Ltd. ......................................         75,817
     114,800 Safmarine & Rennies Holdings Ltd. .................         72,103
     479,200 Sanlam Ltd.*.......................................        571,226
     101,300 Sappi Ltd. ........................................        934,385
     110,200 Sasol Ltd.(a)......................................        800,861
     119,220 South African Breweries Ltd.(a)....................        980,105
      21,200 Standard Bank Investment Corp. Ltd.*...............         66,228
     515,900 Sun International Ltd. ............................        114,512
      24,500 The Tongaat-Hulett Group Ltd. .....................        120,042
      13,700 Tiger Oats Ltd. ...................................        117,132
      24,600 Western Area Gold Mining Co. Ltd.*.................         70,378
-------------------------------------------------------------------------------
                                                                     23,828,444
-------------------------------------------------------------------------------
 South Korea -- 19.0%
       3,760 Cheil Jedang Corp. ................................        297,806
      28,200 Daewoo Corp. ......................................         44,193
      10,200 Daewoo Electronics Co. ............................         18,749
      22,080 Daewoo Heavy Industries............................         34,976
       3,316 Daewoo - Rights....................................         16,853
      13,490 Daewoo Securities Co. .............................        247,973
       5,970 Daishin Securities Co. ............................         85,466
       6,320 Dongwon Securities Co. ............................        154,185
      19,300 Hana Bank..........................................        171,664
      26,340 Hanjin Heavy Industries............................        247,669
       9,464 Hansol Paper Co. ..................................        128,271
      37,400 Hanvit Bank GDR*...................................        304,810
       3,505 Hite Brewery Co. Ltd. .............................        109,559
     147,000 Housing & Commercial Bank, Korea...................      3,436,848
      31,370 Hyundai Engineering & Construction Co. ............        279,021
       4,230 Hyundai Heavy Industries*..........................        237,209
      21,390 Hyundai Merchant Marine............................        329,773
      58,205 Hyundai Motor Co. Ltd. ............................      1,804,576
      47,020 Kookmin Bank.......................................        657,204
       1,600 Korea Chemical Co. Ltd. ...........................        125,777
     139,221 Korea Electric Power Corp. ........................      5,189,092
      95,779 Korea Telecom Corp. ADR*...........................      3,112,817
      12,280 Korean Air.........................................        244,455
     201,649 L.G. Chemical Ltd. ................................      6,439,785
      21,200 L.G. Electronics...................................        897,924
       5,717 L.G. Securities....................................         99,278
       5,330 Namhae Chemical Co. ...............................        188,728
       1,700 Nong Shim Co.*.....................................        105,412
      70,140 Pohang Iron & Steel Co. Ltd. ......................      9,481,525
      16,698 Pohang Iron & Steel Co. Ltd. ADR...................        613,651
       1,394 S1 Corp. ..........................................        240,823
      72,300 Samsung Corp. .....................................      1,273,900
       7,400 Samsung Display Devices Co. .......................        428,140
       7,213 Samsung Electro-Mechanics Co. .....................        378,827
      90,861 Samsung Electronics................................     17,240,884
       3,180 Samsung Electronics GDR+...........................        242,622
      13,280 Samsung Fire & Marine Insurance....................        674,968
      27,590 Samsung Heavy Industries...........................        254,748
      14,340 Samsung Securities Co. Ltd. .......................        562,424

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                             SECURITY                           VALUE

--------------------------------------------------------------------------------
 South Korea -- 19.0% (continued)
      10,110 Shin Young Securities................................  $    184,986
      13,840 Shinhan Bank.........................................       148,892
       5,600 Shinsegae Department Store Co. ......................       440,694
       3,060 Sindo Ricoh Co. .....................................       119,237
       9,040 SK Corp. ............................................       218,246
       3,540 SK Telecom Co. Ltd. .................................       354,150
      27,450 SK Telecom Co. Ltd. ADR..............................       310,528
      12,600 Ssangyong Oil Refining Co. Ltd. .....................       312,731
         100 Tae Kwang Industry Co. ..............................        41,761
      14,050 Taehan Electric Wire Co. ............................       193,997
--------------------------------------------------------------------------------
                                                                      58,727,807
--------------------------------------------------------------------------------
 Sri Lanka -- 0.1%
      63,000 Development Finance Co. of Ceylon....................       106,061
      57,166 Hayleys Ltd. ........................................        84,483
      78,960 John Keells Holdings Ltd. ...........................       190,450
--------------------------------------------------------------------------------
                                                                         380,994
--------------------------------------------------------------------------------
 Taiwan -- 9.5%
     109,250 Acer Inc. ...........................................       233,304
      39,852 Advanced Semiconductor Engineering Inc. .............       119,521
     184,800 Asia Cement Corp. ...................................       148,571
     418,398 Asustek Computer Inc. ...............................     4,493,747
     200,000 Cathay Construction Corp. ...........................        95,469
     207,000 Cathay Life Insurance Corp. .........................       620,821
      68,000 Chang Hwa Commercial Bank............................        84,566
     180,700 China Development Industrial Bank....................       314,951
      49,350 China Motor Co. Ltd. ................................        63,542
   4,505,250 China Steel Corp. ...................................     3,508,838
     234,320 Chinatrust Commercial Bank...........................       234,007
     291,540 Chung Hsing Bills Finance Corp. .....................       131,384
      86,000 Compal Electronics Inc. .............................       287,634
     180,495 CTCI Corp. ..........................................       166,083
      25,200 Delta Electronics, Inc. .............................       102,485
   1,304,963 Evergreen Marine Corp. ..............................     1,348,301
     185,760 Far Eastern Department Stores Ltd. ..................        94,506
     140,170 Far Eastern Textile Ltd. ............................       202,931
     108,000 First Commercial Bank................................       169,245
     172,640 Formosa Chemicals & Fibre Corp. .....................       173,493
     395,030 Formosa Plastics Corp. ..............................       756,750
     220,480 Formosa Taffeta Co. .................................       137,096
     108,000 Fubon Insurance Co. .................................       103,446
     300,860 Hon Hai Precision Industry Co., Ltd. ................     1,955,814
     104,000 Hua Nan Commercial Bank..............................       171,468
     106,000 International Bank of Taipei.........................       125,498
     173,800 International Commercial Bank of China...............       200,312
      45,000 Inventec Co., Ltd. ..................................       115,176
     336,330 Nan Ya Plastic Corp. ................................       554,520
      92,340 Nien Hsing Textile Co., Ltd. ........................       184,143
     134,000 Pacific Electrical Wire & Cable Co., Ltd. ...........        69,014
     510,468 President Chain Store Corp. .........................     1,490,885
     243,000 Taichung Commercial Bank.............................        86,996
      90,000 Taiwan Cement Corp. .................................        58,506
      89,000 Taiwan Glass Industrial Corp. .......................        67,639
     837,270 Taiwan Semiconductor Manufacturing Co. ..............     3,549,704
     150,000 Tatung Co., Ltd. ....................................       181,361
   1,120,375 United Microelectronics Corp. Ltd. ..................     2,849,976

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                            SECURITY                           VALUE

-------------------------------------------------------------------------------
 Taiwan -- 9.5% (continued)
   2,944,160 United World Chinese Commercial Bank................  $  3,948,045
      33,000 Walsin Lihwa Corp.* ................................        16,063
      74,000 Yulon Motor Co., Ltd. ..............................        70,182
      84,000 Yungtay Engineering Co., Ltd. ......................        62,520
-------------------------------------------------------------------------------
                                                                     29,348,513
-------------------------------------------------------------------------------
 Thailand -- 3.4%
     275,700 Advanced Info Service Public Co. Ltd................     3,749,784
     417,600 Bangkok Bank Public Co. Ltd.*.......................     1,057,555
   1,853,450 Bangkok Expressway Public Co. Ltd.*.................     1,024,119
      61,600 BEC World Public Co. Ltd............................       366,179
      15,100 Electricity Generating Public Co....................        23,621
   2,076,720 Krung Thai Bank Public Co. Ltd.(a)..................       812,170
     289,300 PTT Exploration and Production Public Co. Ltd.......     2,277,893
     512,000 Thai Farmers Bank Public Co. Ltd....................       734,193
     512,000 Thai Farmers Bank Public Co. Ltd. - Rights..........       467,214
-------------------------------------------------------------------------------
                                                                     10,512,728
-------------------------------------------------------------------------------
 Turkey -- 2.8%
  38,945,478 Akbank T.A.S. ......................................       515,661
   6,736,000 Akcansa Cimento A.S. ...............................        92,211
     367,000 Aktas Elektrik Ticaret A.S. ........................        70,830
   4,656,122 Arcelik A.S. .......................................       107,103
     952,500 Aselan Elektronik Sanayi Ve Ticaret A.S. ...........        24,583
   1,306,000 Aska Akrilik Kimya Sanayii A.S. ....................        28,137
     598,000 Aygaz A.S. .........................................        46,299
   2,672,714 Beko Elektronik A.S. ...............................        19,494
   4,484,480 Bolu Cimento Sanayii A.S. ..........................        30,192
  19,566,000 Dogan Sirketler Grubu Holding A.S. .................       232,719
     156,000 Ege Biracilik Ve Malt Sanayii A.S. .................        11,728
   1,344,000 Eregli Demir Ve Celik Fabrikalari T.A.S. ...........        23,526
     756,000 Ford Otomobiv Sanayi A.S. ..........................         8,822
  69,331,000 Haci Omer Sabanci Holding A.S. .....................     1,509,225
   2,313,480 Mardin Cimento Sanayii ve Ticaret...................        26,997
   3,260,400 Migros Turk T.A.S. .................................     1,298,745
  16,773,750 Net Holding A.S. ...................................        28,232
   3,813,000 Sabah Yayincilik A.S. ..............................         7,016
   2,952,000 Tat Konerve Sanayii A.S. ...........................        23,849
   1,222,568 Tat Konserve Samayii................................         7,133
   1,680,668 Tofas Turk Otomobil Fabrikasi A.S. .................         5,468
   1,091,492 Turk Sise ve Cam Fabrikalari A.S. ..................        10,655
  75,431,168 Turkiye Garanti Bankasi A.S. .......................       507,840
  50,912,224 Turkiye Is Bankasi..................................       776,936
     128,000 Vestel Elektronik Sanayi ve Ticaret A.S. ...........        13,644
 254,588,309 Yapi ve Kredi Bankasi A.S. .........................     3,317,729
-------------------------------------------------------------------------------
                                                                      8,744,774
-------------------------------------------------------------------------------
 United States -- 2.0%
      30,000 Chile Fund..........................................       328,125
       3,960 Comverse Technology, Inc. ..........................       308,880
     460,400 The India Fund......................................     5,438,475
-------------------------------------------------------------------------------
                                                                      6,075,480
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Schedules of Investments (continued)                           August 31, 1999
                      Emerging Markets Equity Investments

 SHARES                             SECURITY                          VALUE

-------------------------------------------------------------------------------
 Venezuela -- 0.5%
      20,400   C.A. La Electricidad de Caracas ADR...............  $    290,700
      54,700   Compania Anonima Nacional Telefonos de Venezuela
                ADR..............................................     1,090,581
      14,100   F.V.I. Fondo de Valores Inmobiliarios S.A.C.A.
                ADR..............................................        34,968
      25,000   Mavesa S.A. ADR...................................        70,312
-------------------------------------------------------------------------------
                                                                      1,486,561
-------------------------------------------------------------------------------
               TOTAL STOCK (Cost -- $252,221,279)................   306,529,147
-------------------------------------------------------------------------------
    FACE
   AMOUNT                           SECURITY                          VALUE

-------------------------------------------------------------------------------
 FOREIGN BOND -- 0.0%
-------------------------------------------------------------------------------
 South Africa -- 0.0%
      12,380++ Anglovaal, 5.000% due 12/29/49 (Cost -- $2,052)...            72
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.1%
  $3,500,000   CIBC Wood Gundy Securities Inc., 5.300% due
               9/1/99; Proceeds at maturity -- $3,500,515;
               (Fully collateralized by U.S. Treasury Notes,
               5.375% due 7/31/00; Market value -- $3,570,638)
               (Cost -- $3,500,000)..............................     3,500,000
-------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost --
                 $255,723,331**).................................  $310,029,219
-------------------------------------------------------------------------------

 * Non-income producing security.
(a) All or a portion of this security is on loan (See Note 12).
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ++Represents local currency.
** Aggregate cost for Federal income tax purposes is substantially the same.

                                    [CHART]

                         Classification of Investments
                        Greece                    5.4%
                        Mexico                   13.0%
                        Hong Kong                 3.1%
                        South Africa              7.7%
                        Turkey                    2.8%
                        India                     6.3%
                        South Korea              19.0%
                        Taiwan                    9.5%
                        Thailand                  3.4%
                        Repurchase Agreement      1.1%
                        Other Stocks and Bonds   19.0%
                        Brazil                    9.7%
                       See Notes to Financial Statements.

 Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB,
B,
CCC,
CC
and
C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments.
       Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

 Short-Term Security Ratings (unaudited)

VMIG 1 -- Moody's highest rating for issues having demand feature -- variable-
          rate demand obligation (VRDO).
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
A-1    -- Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

 Security Descriptions (unaudited)

AMBAC  -- AMBAC Indemnity Corporation          MBIA -- Municipal Bond Investors
FGIC   -- Financial Guaranty Insurance Company         Assurance Corporation
GO     -- General Obligation                   PCR --  Pollution Control Revenue
ISD    -- Independent School District          PSFG -- Permanent School Fund
                                                       Guaranty
                                               VRDN -- Variable Rate Demand Note

                      [This page intentionally left blank]

 Statements of Assets and Liabilities

                          Government                 Intermediate   Long-Term     Municipal     Mortgage
                            Money       High Yield   Fixed Income      Bond         Bond         Backed
                         Investments   Investments   Investments   Investments   Investments  Investments
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost... $302,300,400  $162,182,372  $601,113,693  $119,989,797  $65,443,722  $138,975,623
 Foreign currency, at
  cost..................           --            --            --            --           --            --
 Foreign currency
  segregated for futures
  contracts, at cost....           --            --            --            --           --            --
-----------------------------------------------------------------------------------------------------------
 Investments, at value.. $302,300,400  $151,463,589  $587,808,385  $115,999,776  $61,184,225  $135,137,766
 Foreign currency, at
  value.................           --            --            --            --           --            --
 Foreign currency
  segregated for futures
  contracts, at value...           --            --            --            --           --            --
 Cash...................       48,250            --     3,591,796           501       48,476            --
 Collateral for
  securities on loan
  (Note 12).............           --            --            --            --           --            --
 Receivable for
  securities sold.......           --       172,500    23,031,194            --           --    10,060,000
 Receivable for Fund
  shares sold...........    1,331,319       533,667     1,126,395       111,558      174,217       162,740
 Dividends and interest
  receivable............          784     4,352,117     8,658,612     1,518,040      765,235       896,094
 Receivable for open
  forward foreign
  currency contracts....           --            --            --            --           --            --
 Receivable from
  manager...............      218,338            --            --            --       69,588            --
 Receivable from
  broker --
  variation margin......           --            --         6,672            --           --            --
-----------------------------------------------------------------------------------------------------------
 Total Assets...........  303,899,091   156,521,873   624,223,054   117,629,875   62,241,741   146,256,600
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
 Dividends payable......      550,793            --            --            --           --            --
 Administration fees
  payable...............           --        27,128       102,307        20,897       69,718        91,671
 Management fees
  payable...............       28,720        94,948       212,561        41,794      169,805       228,291
 Payable for open
  forward foreign
  currency contracts....           --            --            --            --           --            --
 Payable for Fund shares
  purchased.............           --       188,027     4,411,225     2,158,946      225,701       164,188
 Payable for securities
  on loan (Note 12).....           --            --            --            --           --            --
 Payable to broker --
   variation margin.....           --            --            --            --           --            --
 Payable to bank........           --        10,565            --            --           --       600,435
 Payable for securities
  purchased.............           --     1,047,088    24,674,062            --           --    14,120,306
 Accrued expenses.......      159,685        97,538       156,977        53,477       33,175        12,439
-----------------------------------------------------------------------------------------------------------
 Total Liabilities......      739,198     1,465,294    29,557,132     2,275,114      498,399    15,217,330
-----------------------------------------------------------------------------------------------------------
Total Net Assets........ $303,159,893  $155,056,579  $594,665,922  $115,354,761  $61,743,342  $131,039,270
-----------------------------------------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of
  beneficial interest... $    303,129  $     21,164  $     75,942  $     14,975  $     7,508  $     16,961
 Capital paid in excess
  of par value..........  302,825,382   166,801,304   621,186,961   118,612,940   65,931,746   135,447,463
 Undistributed
  (overdistributed)
  net investment
  income................       55,375       110,603            --            --           --            --
 Accumulated net
  realized gain (loss)
  on security
  transactions, futures
  contracts and foreign
  currencies............      (23,993)   (1,151,970)  (13,387,329)      716,867       63,585      (587,297)
 Net unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and foreign
  currencies............           --   (10,724,522)  (13,209,652)   (3,990,021)  (4,259,497)   (3,837,857)
-----------------------------------------------------------------------------------------------------------
Total Net Assets........ $303,159,893  $155,056,579  $594,665,922  $115,354,761  $61,743,342  $131,039,270
-----------------------------------------------------------------------------------------------------------
Shares Outstanding......  303,128,511    21,163,554    75,942,484    14,974,930    7,507,633    16,961,221
-----------------------------------------------------------------------------------------------------------
Net Asset Value.........        $1.00         $7.33         $7.83         $7.70        $8.22         $7.73
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                                August 31, 1999
                       See Notes to Financial Statements.

                 Large          Large          Small          Small                                        Emerging
             Capitalization Capitalization Capitalization Capitalization International   International     Markets
 Balanced     Value Equity      Growth      Value Equity      Growth         Equity      Fixed Income       Equity
Investments   Investments    Investments    Investments    Investments    Investments     Investments    Investments
----------------------------------------------------------------------------------------------------------------------
$79,259,952  $1,640,133,891 $1,161,428,759  $806,934,159  $1,063,704,268 $1,149,501,313  $228,399,111   $  255,723,331
         --              --             --            --              --     15,210,446        77,229        4,845,913
         --              --             --            --              --        234,700            --               --
----------------------------------------------------------------------------------------------------------------------
$82,261,896  $1,959,057,058 $2,348,788,292  $740,030,085  $1,109,684,968 $1,373,839,710  $225,822,780   $  310,029,219
         --              --             --            --              --     15,558,008        78,235        4,869,994
         --              --             --            --              --      3,689,945            --               --
      4,510         230,755          1,357         2,835           1,719      3,331,798        69,981        2,503,109
  3,829,858     217,561,625    340,618,939    17,722,030     134,143,097    182,058,557    23,249,979        9,655,002
  3,571,978       3,792,217      9,092,377     5,074,796      10,310,682     10,001,097    18,898,541          794,165
     20,663       2,516,892      2,774,047     1,203,250       1,446,288      1,561,896       507,563          477,398
    330,331       3,630,857        918,464     1,188,803         216,842      2,915,800     5,035,559        1,022,799
         --              --             --            --              --      2,594,993       473,623               --
         --              --             --            --              --             --            --               --
         --              --             --        22,500          32,625             --            --           86,280
----------------------------------------------------------------------------------------------------------------------
 90,019,236   2,186,789,404  2,702,193,476   765,244,299   1,255,836,221  1,595,551,804   274,136,261      329,437,966
----------------------------------------------------------------------------------------------------------------------
         --              --             --            --              --             --            --               --
     24,301         358,407        417,601       133,952         165,796        257,989        42,338           54,162
     73,545         850,963        768,635       405,049         576,704        690,278       103,654          246,737
         --              --             --            --              --      1,832,367     1,829,463               --
     33,210      17,010,096     29,125,811       714,140       6,783,962      7,038,983       318,057          313,328
  3,829,858     217,561,625    340,618,939    17,722,030     134,143,097    182,058,557    23,249,979        9,655,002
         --          99,200          4,350            --              --        439,218            --               --
         --              --             --            --              --             --            --               --
 11,169,525       4,053,945      4,744,644     2,044,515       4,498,175     17,001,864    12,267,062        1,143,222
     23,076         575,409        206,755       260,516         292,943        763,414        71,954          400,002
----------------------------------------------------------------------------------------------------------------------
 15,153,515     240,509,645    375,886,735    21,280,202     146,460,677    210,082,670    37,882,507       11,812,453
----------------------------------------------------------------------------------------------------------------------
$74,865,721  $1,946,279,759 $2,326,306,741  $743,964,097  $1,109,375,544 $1,385,469,134  $236,253,754   $  317,625,513
----------------------------------------------------------------------------------------------------------------------
$     6,563  $      143,885 $       95,542  $     70,483  $       61,877 $      111,420  $     29,160   $       47,119
 62,290,320   1,370,732,467    956,479,377   794,239,225     961,235,814  1,054,230,085   247,754,774      395,349,314
    278,373      14,221,800       (26,105)     7,701,051          26,508     (4,732,266)   (7,747,186)         620,781
  9,288,521     242,546,265    182,499,994     9,023,062     102,156,970    107,364,685            --    (132,690,006)
  3,001,944     318,635,342  1,187,257,933   (67,069,724)     45,894,375    228,495,210    (3,782,994)      54,298,305
----------------------------------------------------------------------------------------------------------------------
$74,865,721  $1,946,279,759 $2,326,306,741  $743,964,097  $1,109,375,544 $1,385,469,134  $236,253,754   $  317,625,513
----------------------------------------------------------------------------------------------------------------------
  6,562,640     143,885,139     95,541,638    70,483,108      61,876,562    111,420,239    29,159,675       47,119,192
----------------------------------------------------------------------------------------------------------------------
     $11.41          $13.53         $24.35        $10.56          $17.93         $12.43         $8.10            $6.74
----------------------------------------------------------------------------------------------------------------------

 Statements of Operations


                          Government                  Intermediate   Long-Term     Municipal    Mortgage
                             Money       High Yield   Fixed Income      Bond         Bond        Backed
                          Investments   Investments   Investments   Investments   Investments  Investments
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest...............  $16,753,049   $ 15,577,145  $ 38,083,868  $  9,241,749  $ 3,415,940  $ 9,470,762
 Dividends..............           --         31,289            --           955           --           --
 Less: Foreign
  withholding tax.......           --             --            --            --           --           --
-----------------------------------------------------------------------------------------------------------
 Total Investment
  Income................   16,753,049     15,608,434    38,083,868     9,242,704    3,415,940    9,470,762
-----------------------------------------------------------------------------------------------------------
EXPENSES:
 Shareholder and system
  servicing fees........      914,650        260,055       609,000       196,601       35,529      219,000
 Administration fees
  (Note 2)..............      662,677        263,880     1,224,478       279,947      142,156      293,046
 Management fees (Note
  2)....................      497,007        923,581     2,448,152       559,894      284,311      732,616
 Shareholder
  communications........      166,250          5,600        35,000         6,401        4,001        5,000
 Registration fees......       39,800         63,200        80,000        25,457       33,003       30,000
 Audit and legal........       34,550         28,000        36,000        35,645       37,054       37,000
 Custody................       16,985          7,400        30,000         4,835        5,000        8,000
 Trustees' fees.........        8,495          3,350        10,500         4,000        3,000        4,000
 Pricing service fees...           --          8,865        10,000         3,000        4,000           --
 Amortization of
  deferred organization
  costs.................           --             --            --            --           --           --
 Other..................        4,195          6,295         6,997         5,174        3,001        6,427
-----------------------------------------------------------------------------------------------------------
 Total Expenses.........    2,344,609      1,570,226     4,490,127     1,120,954      551,055    1,335,089
 Less: Management and
    administration fee
    waivers (Note 2)....     (364,437)            --            --            --           --     (163,318)
-----------------------------------------------------------------------------------------------------------
 Net Expenses...........    1,980,172      1,570,226     4,490,127     1,120,954      551,055    1,171,771
-----------------------------------------------------------------------------------------------------------
Net Investment Income
 (Loss).................   14,772,877     14,038,208    33,593,741     8,121,750    2,864,885    8,298,991
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCIES (NOTES 4, 5
AND 7):
 Realized Gain (Loss)
  From:
 Security transactions
  (excluding short-term
  securities)...........       (2,280)*     (982,354)   (8,223,174)    1,468,720    1,207,483      (27,158)
 Futures contracts......           --             --            --            --           --           --
 Foreign currency
  transactions..........           --        (27,402)           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 Net Realized Gain
  (Loss)................       (2,280)    (1,009,756)   (8,223,174)    1,468,720    1,207,483      (27,158)
-----------------------------------------------------------------------------------------------------------
 Change in Net
 Unrealized Appreciation
 (Depreciation) of
 Investments, Futures
 Contracts and Foreign
 Currencies:
 Beginning of year......           --     (2,299,908)    6,453,021    13,648,375    1,442,990    2,333,392
 End of year............           --    (10,724,522)  (13,209,652)   (3,990,021)  (4,259,497)  (3,837,857)
-----------------------------------------------------------------------------------------------------------
 Change in Net
  Unrealized
  Appreciation
  (Depreciation)........           --     (8,424,614)  (19,662,673)  (17,638,396)  (5,702,487)  (6,171,249)
-----------------------------------------------------------------------------------------------------------
Net Gain (Loss) on
 Investments, Futures
 Contracts and Foreign
 Currencies ............       (2,280)    (9,434,370)  (27,885,847)  (16,169,676)  (4,495,004)  (6,198,407)
-----------------------------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets
 From Operations........  $14,770,597   $  4,603,838  $  5,707,894  $ (8,047,926) $(1,630,119) $ 2,100,584
-----------------------------------------------------------------------------------------------------------

 *Represents net realized gains from the sale of short-term securities for Government Money Investments.

                       See Notes to Financial Statements.

                                             For the Year Ended August 31, 1999

                 Large          Large           Small           Small                                      Emerging
             Capitalization Capitalization  Capitalization  Capitalization  International  International    Markets
 Balanced     Value Equity      Growth       Value Equity       Growth         Equity      Fixed Income     Equity
Investments   Investments    Investments     Investments     Investments     Investments    Investments   Investments
-----------------------------------------------------------------------------------------------------------------------
$ 1,622,759   $  1,482,855  $    1,455,056  $   1,040,161   $   2,680,237   $  3,500,916    $13,684,897  $     841,405
    749,328     37,778,766      15,341,828     19,291,233       3,044,142     24,223,846             --      6,735,715
    (12,829)       (49,153)        (19,051)        (1,061)             --     (2,757,724)      (101,350)      (632,955)
-----------------------------------------------------------------------------------------------------------------------
  2,359,258     39,212,468      16,777,833     20,330,333       5,724,379     24,967,038     13,583,547      6,944,165
-----------------------------------------------------------------------------------------------------------------------
     76,000      1,874,500       1,834,000        869,000       1,160,294      1,209,000        324,000        759,000
    148,790      3,901,989       4,546,476      1,530,784       2,077,503      2,706,824        475,963        536,702
    436,950      9,718,618       8,640,613      4,638,188       6,456,592      6,938,953      1,165,291      2,444,974
      6,000        121,000         101,326         25,000          48,253         50,000          9,022          9,000
     35,000        110,000         100,000        105,000          47,315         50,000         54,999         50,000
     35,000         39,000          35,006         34,000          15,175         38,000         36,999         37,000
     12,400        141,000         120,777         90,000         123,296        730,000        115,000        772,096
      3,000         35,000          33,000         10,000           4,212         30,000          6,000          8,000
      2,500             --              --             --              --        140,000          2,668         39,000
         --             --              --             --              --             --             --          4,189
     10,775         11,728          25,002          9,999          51,414         20,000          4,800          6,918
-----------------------------------------------------------------------------------------------------------------------
    766,415     15,952,835      15,436,200      7,311,971       9,984,054     11,912,777      2,194,742      4,666,879
         --             --              --             --              --             --             --             --
-----------------------------------------------------------------------------------------------------------------------
    766,415     15,952,835      15,436,200      7,311,971       9,984,054     11,912,777      2,194,742      4,666,879
-----------------------------------------------------------------------------------------------------------------------
  1,592,843     23,259,633       1,341,633     13,018,362      (4,259,675)    13,054,261     11,388,805      2,277,286
-----------------------------------------------------------------------------------------------------------------------
 10,166,423    253,132,329     188,135,096      8,625,583     109,878,338    116,192,717     (1,739,991)   (50,387,233)
         --      2,556,759       1,510,733       (398,069)        923,009      7,706,408             --      2,288,965
         --             --              --             --              --     (9,516,108)      (363,197)    (1,342,572)
-----------------------------------------------------------------------------------------------------------------------
 10,166,423    255,689,088     189,645,829      8,227,514     110,801,347    114,383,017     (2,103,188)   (49,440,840)
-----------------------------------------------------------------------------------------------------------------------
  2,109,463    155,590,845     572,475,765   (141,398,451)   (217,663,364)    60,153,722      3,407,847   (110,318,147)
  3,001,944    318,635,342   1,187,257,933    (67,069,724)     45,894,375    228,495,210     (3,782,994)    54,298,305
-----------------------------------------------------------------------------------------------------------------------
    892,481    163,044,497     614,782,168     74,328,727     263,557,739    168,341,488     (7,190,841)   164,616,452
-----------------------------------------------------------------------------------------------------------------------
 11,058,904    418,733,585     804,427,997     82,556,241     374,359,086    282,724,505     (9,294,029)   115,175,612
-----------------------------------------------------------------------------------------------------------------------
$12,651,747   $441,993,218  $  805,769,630  $  95,574,603   $ 370,099,411   $295,778,766    $ 2,094,776  $ 117,452,898
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Statements of Changes in Net Assets

                                   Government                  Intermediate    Long-Term     Municipal      Mortgage
                                      Money       High Yield   Fixed Income       Bond          Bond         Backed
                                   Investments   Investments    Investments   Investments   Investments   Investments
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)...  $  14,772,877  $ 14,038,208  $  33,593,741  $  8,121,750  $  2,864,885  $  8,298,991
 Net realized gain (loss).......         (2,280)   (1,009,756)    (8,223,174)    1,468,720     1,207,483       (27,158)
 Change in net unrealized
  appreciation (depreciation)...             --    (8,424,614)   (19,662,673)  (17,638,396)   (5,702,487)   (6,171,249)
-----------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net
  Assets From Operations........     14,770,597     4,603,838      5,707,894    (8,047,926)   (1,630,119)    2,100,584
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM
(NOTE 3):
 Net investment income..........    (14,769,135)  (14,417,141)   (34,294,296)   (8,265,999)   (2,864,885)   (8,236,317)
 Net realized gains.............             --      (221,603)            --    (5,665,399)   (1,100,764)     (863,284)
 Capital .......................             --            --             --            --            --      (155,996)
-----------------------------------------------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders..   (14,769,135)  (14,638,744)   (34,294,296)  (13,931,398)   (3,965,649)   (9,255,597)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE
13):
 Net proceeds from sale of
  shares........................    851,220,980   126,370,359    270,102,012    46,112,013    20,389,540    32,036,084
 Net asset value of shares
  issued for reinvestment of
  dividends.....................     14,498,758    14,513,511     33,496,895    13,486,530     3,761,727     8,869,067
 Cost of shares reacquired......   (938,322,010)  (52,349,167)  (255,344,729)  (79,876,792)  (29,323,170)  (58,753,722)
-----------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net
  Assets From Fund Share
  Transactions..................    (72,602,272)   88,534,703     48,254,178   (20,278,249)   (5,171,903)  (17,848,571)
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets.....................    (72,600,810)   78,499,797     19,667,776   (42,257,573)  (10,767,671)  (25,003,584)
NET ASSETS:
 Beginning of year..............    375,760,703    76,556,782    574,998,146   157,612,334    72,511,013   156,042,854
-----------------------------------------------------------------------------------------------------------------------
 End of year*...................  $ 303,159,893  $155,056,579  $ 594,665,922  $115,354,761  $ 61,743,342  $131,039,270
-----------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed) net
  investment income of:.........        $55,375      $110,603             --            --            --            --
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                             For the Year Ended August 31, 1999

                    Large           Large           Small           Small                                         Emerging
                Capitalization  Capitalization  Capitalization  Capitalization   International   International     Markets
   Balanced      Value Equity       Growth       Value Equity       Growth          Equity       Fixed Income      Equity
 Investments     Investments     Investments     Investments     Investments      Investments     Investments    Investments
------------------------------------------------------------------------------------------------------------------------------
 $  1,592,843   $   23,259,633  $    1,341,633  $  13,018,362   $   (4,259,675) $    13,054,261  $ 11,388,805   $   2,277,286
   10,166,423      255,689,088     189,645,829      8,227,514      110,801,347      114,383,017    (2,103,188)    (49,440,840)
      892,481      163,044,497     614,782,168     74,328,727      263,557,739      168,341,488    (7,190,841)    164,616,452
------------------------------------------------------------------------------------------------------------------------------
   12,651,747      441,993,218     805,769,630     95,574,603      370,099,411      295,778,766     2,094,776     117,452,898
------------------------------------------------------------------------------------------------------------------------------
   (1,864,163)     (24,090,151)     (1,394,003)   (13,030,887)              --      (17,799,556)   (7,975,035)     (2,193,397)
   (7,093,352)    (228,220,596)    (82,674,037)  (117,115,012)     (33,622,731)     (69,094,047)   (3,599,905)             --
           --               --              --             --               --               --       (28,247)             --
------------------------------------------------------------------------------------------------------------------------------
   (8,957,515)    (252,310,747)    (84,068,040)  (130,145,899)     (33,622,731)     (86,893,603)  (11,603,187)     (2,193,397)
------------------------------------------------------------------------------------------------------------------------------
   34,336,221      719,922,680     629,395,099    254,966,829      374,207,710      782,939,276   106,412,056     189,783,469
    8,942,096      249,441,932      83,203,975    128,710,339       33,406,703       86,017,381    11,310,781       2,174,644
  (40,576,739)    (925,011,514)   (901,439,891)  (345,481,496)    (493,225,800)  (1,023,559,456)  (64,028,598)   (220,118,029)
------------------------------------------------------------------------------------------------------------------------------
    2,701,578       44,353,098    (188,840,817)    38,195,672      (85,611,387)    (154,602,799)   53,694,239     (28,159,916)
------------------------------------------------------------------------------------------------------------------------------
    6,395,810      234,035,569     532,860,773      3,624,376      250,865,293       54,282,364    44,185,828      87,099,585
   68,469,911    1,712,244,190   1,793,445,968    740,339,721      858,510,251    1,331,186,770   192,067,926     230,525,928
------------------------------------------------------------------------------------------------------------------------------
 $ 74,865,721   $1,946,279,759  $2,326,306,741  $ 743,964,097   $1,109,375,544  $ 1,385,469,134  $236,253,754   $ 317,625,513
------------------------------------------------------------------------------------------------------------------------------
     $278,373      $14,221,800        $(26,105)    $7,701,051          $26,508      $(4,732,266)  $(7,747,186)       $620,781
------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Statements of Changes in Net Assets

                                    Government                  Intermediate     Long-Term     Municipal      Mortgage
                                       Money       High Yield   Fixed Income       Bond           Bond         Backed
                                    Investments    Investments*  Investments    Investments   Investments   Investments
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)...  $    20,854,536  $   516,938  $  27,284,549  $  10,498,725  $  2,691,994  $  8,727,876
 Net realized gain (loss).......           15,183       51,987      3,744,712      5,797,072     1,912,093       920,742
 Change in net unrealized
  appreciation (depreciation)...               --   (2,299,908)     4,644,525     10,550,443       264,172     2,463,610
-------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net
  Assets From Operations........       20,869,719   (1,730,983)    35,673,786     26,846,240     4,868,259    12,112,228
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM
(NOTE 3):
 Net investment income..........      (20,817,444)          --    (28,668,737)   (10,320,616)   (2,798,542)   (9,085,434)
 In excess of net
  investment income.............               --           --             --             --      (12,577)            --
 Net realized gains.............               --           --             --             --            --            --
 Capital........................               --           --             --             --            --            --
-------------------------------------------------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders..     (20,817,444)          --    (28,668,737)   (10,320,616)   (2,811,119)   (9,085,434)
-------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE
13):
 Net proceeds from sale
  of shares.....................    1,099,355,642   84,271,048    318,866,875     71,893,064    38,878,990    59,556,774
 Net asset value of shares
  issued for reinvestment of
  dividends.....................       20,711,995           --     27,942,868      9,966,479     2,676,826     8,741,346
 Cost of shares reacquired......   (1,133,072,640)  (5,983,283)  (162,910,906)  (123,824,171)  (23,125,787)  (51,868,166)
-------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net
  Assets From Fund Share
  Transactions..................      (13,005,003)  78,287,765    183,898,837    (41,964,628)   18,430,029    16,429,954
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets.....................      (12,952,728)  76,556,782    190,903,886    (25,439,004)   20,487,169    19,456,748
NET ASSETS:
 Beginning of year..............      388,713,431           --    384,094,260    183,051,338    52,023,844   136,586,106
-------------------------------------------------------------------------------------------------------------------------
 End of year**..................  $   375,760,703  $76,556,782  $ 574,998,146  $ 157,612,334  $ 72,511,013  $156,042,854
-------------------------------------------------------------------------------------------------------------------------
**  Includes undistributed
    (overdistributed) net
    investment income of:.......          $51,633     $516,938             --       $145,204            --     $(308,791)
-------------------------------------------------------------------------------------------------------------------------

* For the period from July 13, 1998 (commencement of operations) to August 31, 1998.

                       See Notes to Financial Statements.

                                             For the Year Ended August 31, 1998

                    Large           Large           Small           Small                                        Emerging
                Capitalization  Capitalization  Capitalization  Capitalization  International   International     Markets
   Balanced      Value Equity       Growth       Value Equity       Growth          Equity      Fixed Income      Equity
 Investments     Investments     Investments     Investments     Investments     Investments     Investments    Investments
-----------------------------------------------------------------------------------------------------------------------------
 $  1,623,294   $   23,091,038  $    3,115,159  $  12,507,740   $  (4,598,693)  $   16,602,744  $  7,754,609   $   2,147,800
    6,248,631      309,582,594      92,315,984    126,717,993      63,217,819       68,494,731    (2,357,523)    (83,481,396)
   (8,745,235)    (328,306,395)     33,403,155   (267,653,788)   (355,285,479)     (33,327,025)    9,192,849    (112,237,146)
-----------------------------------------------------------------------------------------------------------------------------
     (873,310)       4,367,237     128,834,298   (128,428,055)   (296,666,353)      51,770,450    14,589,935    (193,570,742)
-----------------------------------------------------------------------------------------------------------------------------
   (2,039,127)     (15,036,214)     (8,248,609)    (7,959,256)             --      (20,300,462)   (3,603,597)     (3,287,443)

           --               --              --             --              --               --            --              --
   (4,410,524)    (315,031,240)   (116,496,378)   (92,050,884)    (63,933,403)     (15,037,570)   (6,258,532)    (13,499,891)
           --               --              --             --              --               --    (1,915,349)             --
-----------------------------------------------------------------------------------------------------------------------------
   (6,449,651)    (330,067,454)   (124,744,987)  (100,010,140)    (63,933,403)     (35,338,032)  (11,777,478)    (16,787,334)
-----------------------------------------------------------------------------------------------------------------------------
   30,327,843      751,729,348     672,757,886    511,096,587     880,641,543    1,100,027,468   109,345,425     406,163,589
    6,438,720      325,590,404     123,688,134     99,076,852      63,551,193       34,828,762    11,416,196      16,701,768
  (50,762,907)    (974,122,692)   (851,906,290)  (263,767,519)   (502,403,869)    (956,546,192)  (57,116,635)   (208,261,232)
-----------------------------------------------------------------------------------------------------------------------------
  (13,996,344)     103,197,060     (55,460,270)   346,405,920     441,788,867      178,310,038    63,644,986     214,604,125
-----------------------------------------------------------------------------------------------------------------------------
  (21,319,305)    (222,503,157)    (51,370,959)   117,967,725      81,189,111      194,742,456    66,457,443       4,246,049
   89,789,216    1,934,747,347   1,844,816,927    622,371,996     777,321,140    1,136,444,314   125,610,483     226,279,879
-----------------------------------------------------------------------------------------------------------------------------
 $ 68,469,911   $1,712,244,190  $1,793,445,968  $ 740,339,721   $ 858,510,251   $1,331,186,770  $192,067,926   $ 230,525,928
-----------------------------------------------------------------------------------------------------------------------------
     $531,699      $15,415,722              --     $8,405,581         $45,823      $(9,037,763)  $(5,017,595)       $382,813
-----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Notes to Financial Statements
  1.  Significant Accounting Policies

  Consulting Group Capital Markets Funds ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of fifteen separate investment portfolios ("Portfolios"): Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments and Multi-Strategy Market Neutral Investments. The financial statements and financial highlights for Multi-Strategy Market Neutral Investments will be presented in a separate shareholder report.

  The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1999, reclassifications were made to the capital accounts of the Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed (overdistributed) net investment income amounting to $(346,107) was reclassified to paid-in capital for Intermediate Fixed Income Investments. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  Organization costs have been deferred and amortized on a straight line basis over a five-year period, beginning with each Portfolio's respective commencement of operations. As of August 31, 1999, deferred organization costs had been fully amortized for all Portfolios.

  In addition, certain portfolios may from time to time enter into futures contracts in order to hedge market risk. Also, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

  2. Investment Advisory Agreement, Administration Agreement and Other Transactions

  The Fund has entered into an investment management agreement ("Management Agreement") with SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Consulting Group ("Manager"), a division of SSBC provides investment evaluation services with respect to the investment advisors of the Fund. SSBC has entered into an investment advisory agreement with each advisor selected for the Portfolios (collectively, "Advisors").

  Under the Management Agreement, each Portfolio pays SSBC a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SSBC pays each Advisor, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis. The applicable management fee, advisory fee paid by SSBC to each Advisor, and the Advisor for each Portfolio are indicated below:

                                                                                    Annual
                                                                          Advisor Management
            Portfolio                                  Advisors             Fee      Fee
--------------------------------------------------------------------------------------------
 Government Money Investments                  Standish, Ayer & Wood,
                                                Inc.
                                               on the first $100
                                                million                    0.15%     0.15%
                                               on the amount over $100
                                                million                    0.10      0.15

 High Yield Investments                        Alliance Capital
                                                Management L.P.            0.45      0.70

 Intermediate Fixed Income Investments         Standish, Ayer & Wood,
                                                Inc.:
                                               on the first $200
                                                million                    0.20      0.40
                                               on the amount over $200
                                                million                    0.15      0.40
                                               Pacific Investment
                                                Management Co.             0.25      0.45

 Long-Term Bond Investments                    National Asset
                                                Management Corp.           0.20      0.40

 Municipal Bond Investments                    Smith Affiliated Capital
                                                Corp.                      0.20      0.40

 Mortgage Backed Investments                   Atlantic Portfolio
                                                Analytics & Management,
                                                Inc.                       0.25      0.50

 Balanced Investments                          Laurel Capital Advisors,
                                                LLP                        0.30      0.60
                                               Seix Investment
                                                Advisors, Inc.             0.25      0.60

 Large Capitalization Value Equity Investments Barclays Global Fund
                                                Advisors                   0.02      0.32
                                               The Boston Co. Asset
                                                Management, Inc.:
                                               on the first $350
                                                million                    0.30      0.60
                                               on the amount over $350
                                                million                    0.25      0.60
                                               Parametric Portfolio
                                                Associates:
                                               on the first $300
                                                million                    0.20      0.50
                                               on the amount over $300
                                                million                    0.15      0.45
                                               Chartwell Investment
                                                Partners                   0.30      0.60

 Large Capitalization Growth Investments       Provident Investment
                                                Counsel Inc.
                                               on the first $100
                                                million                    0.30      0.60
                                               on the amount over $100
                                                million                    0.25      0.60
                                               Barclays Global Fund
                                                Advisors                   0.02      0.32

 Small Capitalization Value Equity Investments NFJ Investment Group
                                               on the first $450
                                                million                    0.50      0.80
                                               on the amount over $450
                                                million                    0.45      0.75
                                               David L. Babson & Co.,
                                                Inc.
                                               on the first $100
                                                million                    0.50      0.80
                                               on the amount over $100
                                                million                    0.45      0.80
                                               Mellon Capital
                                                Management Corp.           0.06      0.36

 Small Capitalization Growth Investments       Wall Street Associates      0.50      0.80
                                               Mellon Capital
                                                Management Corp.           0.06      0.36
                                               Westpeak Investment
                                                Advisors, L.P.             0.50      0.80
                                               Kern Capital Management
                                                LLC                        0.50      0.80

 International Equity Investments              Oechsle International
                                                Advisors, LLC              0.40      0.70
                                               Marvin & Palmer
                                                Associates, Inc.           0.40      0.70

                                               State Street Global
                                                Advisors                   0.06      0.37

 International Fixed Income Investments        Julius Baer Investments
                                                Management Inc.              0.25      0.50

 Emerging Markets Equity Investments           AIB Govett, Inc.            0.60      0.90
                                               State Street Global
                                                Advisors                   0.60      0.90
                                               Baring Asset Management,
                                                Inc.                       0.60      0.90
--------------------------------------------------------------------------------------------

  SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Portfolio. This fee is calculated daily and paid monthly.

  For the year ended August 31, 1999, the following fees were waived:

                                               Total Fee
       Portfolio                                Waivers  Manager  Administrator
-------------------------------------------------------------------------------
Government Money Investments.................. $364,437  $115,669   $248,768
Mortgage Backed Investments...................  163,318   117,589     45,729
-------------------------------------------------------------------------------

  For the year ended August 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates, received brokerage commissions of approximately $136,087.

  All officers and one Trustee of the Fund are employees of SSB.

  3. Exempt-Interest Dividends and Other Dividends

  Municipal Bond Investments intends to satisfy conditions that will enable interest from municipal securities, which are exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

  Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

  4. Investments

  During the year ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

      Portfolio                                     Purchases        Sales
-------------------------------------------------------------------------------
High Yield Investments........................... $  234,594,342 $  149,372,095
Intermediate Fixed Income Investments............  1,257,048,203  1,188,905,895
Long-Term Bond Investments.......................     41,299,219     64,157,123
Municipal Bond Investments.......................     99,291,531    103,716,184
Mortgage Backed Investments......................    156,498,553    130,156,764
Balanced Investments.............................    244,013,026    246,976,924
Large Capitalization Value Equity Investments....  1,041,509,289  1,226,271,796
Large Capitalization Growth Investments..........    760,185,744    973,464,493
Small Capitalization Value Equity Investments....    393,760,976    471,406,702
Small Capitalization Growth Investments..........  1,192,085,304  1,266,675,883
International Equity Investments.................    595,065,625    703,362,142
International Fixed Income Investments...........    493,216,153    442,122,761
Emerging Markets Equity Investments..............    340,580,293    348,981,548
-------------------------------------------------------------------------------

  At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                               Net Unrealized
                                                                Appreciation
      Portfolio                   Appreciation  Depreciation   (Depreciation)
------------------------------------------------------------------------------
High Yield Investments.......... $    2,344,854 $ (13,063,637) $  (10,718,783)
Intermediate Fixed Income In-
 vestments......................        338,317   (13,643,625)    (13,305,308)
Long-Term Bond Investments......        945,704    (4,935,725)     (3,990,021)
Municipal Bond Investments......         50,046    (4,309,543)     (4,259,497)
Mortgage Backed Investments.....        315,083    (4,152,940)     (3,837,857)
Balanced Investments............      5,489,928    (2,487,984)      3,001,944
Large Capitalization Value Eq-
 uity Investments...............    400,416,421   (81,493,254)    318,923,167
Large Capitalization Growth In-
 vestments......................  1,214,867,558   (27,508,025)  1,187,359,533
Small Capitalization Value Eq-
 uity Investments...............     49,048,615  (115,952,689)    (66,904,074)
Small Capitalization Growth In-
 vestments......................    183,413,271  (137,432,571)     45,980,700
International Equity Invest-
 ments..........................    282,631,140   (58,292,743)    224,338,397
International Fixed Income In-
 vestments......................      4,478,928    (7,055,259)     (2,576,331)
Emerging Markets Equity Invest-
 ments..........................     73,779,044   (19,473,156)     54,305,888
------------------------------------------------------------------------------

  5. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

  The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

  At August 31, 1999, Intermediate Fixed Income Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small
Capitalization Growth Investments, International Equity Investments and Emerging Markets Equity Investments had the following open futures contracts:

Intermediate Fixed Income Investments

                           # of                  Basis      Market    Unrealized
Sold Contracts           Contracts Expiration    Value       Value       Gain
--------------------------------------------------------------------------------
U.S. Treasury Bonds.....     61       9/99     $6,766,578  $6,670,922   $95,656
--------------------------------------------------------------------------------

Large Capitalization Value Equity Investments

                           # of                  Basis      Market    Unrealized
Purchased Contracts      Contracts Expiration    Value       Value       Loss
--------------------------------------------------------------------------------
S&P 500 Index...........     64       9/99    $21,404,625 $21,116,800 $(287,825)
--------------------------------------------------------------------------------

Large Capitalization Growth Investments

                           # of                  Basis      Market    Unrealized
Purchased Contracts      Contracts Expiration    Value       Value       Loss
--------------------------------------------------------------------------------
S&P 500 Index...........     30       9/99    $10,000,100  $9,898,500 $(101,600)
--------------------------------------------------------------------------------

Small Capitalization Value Equity Investments

                           # of                  Basis      Market    Unrealized
Purchased Contracts      Contracts Expiration    Value       Value       Loss
--------------------------------------------------------------------------------
Russell 2000............     20       9/99     $4,449,650  $4,284,000 $(165,650)
--------------------------------------------------------------------------------

Small Capitalization Growth Investments

                           # of                  Basis      Market    Unrealized
Purchased Contracts      Contracts Expiration    Value       Value       Loss
--------------------------------------------------------------------------------
Russell 2000............     29       9/99     $6,298,125  $6,211,800  $(86,325)
--------------------------------------------------------------------------------

International Equity Investments

                                                                      Unrealized
                           # of                  Basis      Market       Gain
Purchased Contracts      Contracts Expiration    Value       Value      (Loss)
--------------------------------------------------------------------------------
Australian ALL Ordi-
 naries.................     21       9/99    $ 1,000,304 $   988,533 $ (11,771)
Deustche Terminboerse
 DAX....................     26       9/99      3,665,136   3,631,057   (34,079)
IBEX 35 PLUS............     28       9/99      2,893,448   2,904,994    11,546
London Financial Times
 Stock Exchange 100.....     91       9/99      9,175,847   9,122,818   (53,029)
Marche A Terme Interna-
 tional de France Cac
 40.....................     84       9/99      3,986,260   4,083,317    97,057
MIB 30..................      2       9/99        354,652     356,352     1,700
Osaka Securities Ex-
 change Nikkei 300......    382       9/99     10,418,278   9,967,636  (450,642)
--------------------------------------------------------------------------------
Total...................                      $31,493,925 $31,054,707 $(439,218)
--------------------------------------------------------------------------------

Emerging Markets Equity Investments

                           # of                  Basis      Market    Unrealized
Purchased Contracts      Contracts Expiration    Value       Value       Gain
--------------------------------------------------------------------------------
Taiwan MSCI.............    163       9/99     $5,835,510  $5,921,790   $86,280
--------------------------------------------------------------------------------

  6. Foreign Securities

  High Yield Investments, International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments invest in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

  7. Forward Foreign Currency Contracts

  At August 31, 1999, International Equity Investments and International Fixed Income Investments had the following open forward foreign currency contracts. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

                                                                    Unrealized
                                   Local       Market    Settlement    Gain
Foreign Currency                 Currency      Value        Date      (Loss)
--------------------------------------------------------------------------------
To Sell:
Australian Dollar..............     800,000 $    511,607   9/7/99   $    18,632
Australian Dollar..............   1,600,000    1,023,214   9/7/99        27,505
Australian Dollar..............     230,000      147,087   9/7/99         5,012
Australian Dollar..............     670,000      428,470   9/7/99         3,210
Australian Dollar..............     270,000      172,667   9/7/99        (2,278)
Australian Dollar..............     660,000      422,075   9/7/99        (4,586)
Australian Dollar..............     920,000      588,348   9/7/99        (1,388)
Australian Dollar..............     400,000      255,803   9/7/99          (959)
British Pound..................     427,832      687,963   9/1/99        (8,085)
British Pound..................     278,116      447,216   9/1/99        (5,247)
British Pound..................     228,927      368,123   9/2/99        (5,434)
British Pound..................   2,400,000    3,849,238   9/7/99         1,081
British Pound..................     774,000    1,241,379   9/7/99       (39,125)
British Pound..................   2,960,000    4,747,393   9/7/99       (84,002)
British Pound..................   1,840,000    2,951,082   9/7/99        25,927
British Pound..................     800,000    1,283,079   9/7/99       (11,607)
British Pound..................   2,000,000    3,207,698   9/7/99       (34,458)
British Pound..................   4,997,000    8,014,434   9/7/99        15,744
Euro...........................      99,112      104,709   9/2/99        (1,142)
Euro...........................   7,700,000    8,138,932   9/7/99        (1,572)
Euro...........................   2,670,000    2,822,201   9/7/99      (106,277)
Euro...........................   7,400,000    7,821,831   9/7/99       (29,261)
Euro...........................   2,240,000    2,367,689   9/7/99        18,649
Euro...........................   2,600,000    2,748,211   9/7/99       (31,107)
Euro...........................   6,600,000    6,976,227   9/7/99       (74,145)
Euro...........................   5,073,000    5,362,183   9/7/99        (5,094)
Euro...........................   4,560,000    4,819,939   9/7/99      (167,827)
Japanese Yen...................  45,973,976      419,429   9/2/99        (5,491)
Japanese Yen................... 178,825,504    1,631,457   9/2/99       (21,360)
Japanese Yen................... 129,824,000    1,184,201   9/7/99       (96,169)
Japanese Yen................... 474,000,000    4,323,634   9/7/99      (286,155)
Japanese Yen................... 157,000,000    1,432,089   9/7/99      (139,908)
Japanese Yen................... 577,000,000    5,263,157   9/7/99      (364,027)
Japanese Yen................... 153,000,000    1,395,603   9/7/99       (19,147)
Japanese Yen................... 185,000,000    1,687,494   9/7/99       (29,936)
Japanese Yen................... 443,000,000    4,040,864   9/7/99       (49,981)
Japanese Yen................... 228,846,000    2,087,439   9/7/99        (1,065)
Japanese Yen...................  38,330,000      349,630   9/7/99       (34,572)
--------------------------------------------------------------------------------
                                              95,323,795             (1,545,645)
--------------------------------------------------------------------------------

                                                                   Unrealized
                                  Local       Market    Settlement    Gain
Foreign Currency                Currency      Value        Date      (Loss)
------------------------------------------------------------------------------
To Buy:
Australian Dollar.............   2,395,000 $  1,531,623   9/7/99   $  (14,971)
Australian Dollar.............     560,000      358,124   9/7/99       (8,031)
Australian Dollar.............     250,000      159,877   9/7/99       (5,730)
Australian Dollar.............   1,480,000      946,473   9/7/99      (18,190)
Australian Dollar.............     865,000      553,175   9/7/99      (21,746)
Australian Dollar.............     920,000      588,348   9/7/99          376
British Pound.................   1,031,000    1,653,568   9/7/99       (6,630)
British Pound.................   1,700,000    2,726,543   9/7/99       (9,436)
British Pound.................     740,000    1,186,848   9/7/99        2,078
British Pound.................   4,400,000    7,056,936   9/7/99       60,496
British Pound.................   1,600,000    2,566,158   9/7/99       35,278
British Pound.................   2,600,000    4,170,008   9/7/99       36,138
British Pound.................   4,997,000    8,014,434   9/7/99      (24,239)
British Pound.................   3,700,000    5,934,242   9/7/99      171,307
Euro..........................   1,443,000    1,525,257   9/7/99       17,322
Euro..........................   5,400,000    5,707,822   9/7/99       97,763
Euro..........................   2,400,000    2,536,810   9/7/99       22,090
Euro..........................  16,000,000   16,912,067   9/7/99      315,268
Euro..........................   3,100,000    3,276,713   9/7/99       41,553
Euro..........................  10,500,000   11,098,544   9/7/99      119,849
Euro..........................   5,073,000    5,362,182   9/7/99      (32,445)
Japanese Yen.................. 341,000,000    3,110,462   9/7/99      271,398
Japanese Yen.................. 145,000,000    1,322,630   9/7/99      108,225
Japanese Yen.................. 985,000,000    8,984,766   9/7/99      805,062
Japanese Yen.................. 415,000,000    3,785,460   9/7/99      325,969
Japanese Yen.................. 500,000,000    4,560,795   9/7/99       39,999
Japanese Yen.................. 228,846,000    2,087,439   9/7/99      (29,544)
Japanese Yen..................  16,071,070      146,596   9/1/99        2,364
Japanese Yen..................  17,673,137      161,210   9/1/99        2,600
Japanese Yen..................  34,309,060      313,007   9/2/99        4,098
------------------------------------------------------------------------------
                                            108,338,117             2,308,271
------------------------------------------------------------------------------
Total Unrealized Gain on
 Forward Foreign
 Currency Contracts...........                                     $  762,626
------------------------------------------------------------------------------

International Fixed Income Investments

                                  Local       Market    Settlement Unrealized
Foreign Currency                Currency       Value       Date    Gain (Loss)
-------------------------------------------------------------------------------
To Buy:
Euro.........................    32,712,563 $34,710,131  9/27/99   $   352,010
Euro.........................    15,780,107  16,714,679  10/4/99       (20,765)
Euro.........................     3,530,000   3,777,866  2/10/00       (61,125)
Euro.........................     3,030,000   3,242,757  2/10/00       (39,132)
Euro.........................     5,811,677   6,219,756  2/10/00       (21,210)
Euro.........................     6,355,541   6,801,808  2/10/00        61,016
-------------------------------------------------------------------------------
                                             71,466,997                270,794
-------------------------------------------------------------------------------
To Sell:
British Pound................    21,834,000  35,150,364  9/27/99      (792,243)
Greek Drachma................ 1,191,915,090   3,802,083  2/10/00        36,908
Greek Drachma................ 1,021,413,000   3,258,200  2/10/00        23,689
Greek Drachma................ 1,957,896,000   6,245,482  2/10/00        (4,516)
Greek Drachma................ 2,134,000,000   6,807,235  2/10/00       (66,443)
Japanese Yen................. 1,915,200,000  17,559,473  10/4/99      (824,029)
-------------------------------------------------------------------------------
                                             72,822,837             (1,626,634)
-------------------------------------------------------------------------------
Total Unrealized Loss on
 Forward
 Foreign Currency Contracts..                                      $(1,355,840)
-------------------------------------------------------------------------------

  8. Repurchase Agreements

  The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

  9. Capital Loss Carryforward

  At August 31, 1999, the Fund had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below:

Portfolio                    Total       2003      2004      2005      2006         2007
--------------------------------------------------------------------------------------------
Government Money Invest-
 ments..................  $     20,000 $ 12,000 $    8,000 $     -- $        -- $         --
Intermediate Fixed In-
 come Investments.......     2,622,000  387,000  1,462,000  773,000          --           --
Emerging Markets Equity
 Investments............   121,162,000       --         --       --  11,527,000  109,635,000
--------------------------------------------------------------------------------------------

  To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

  10. Securities Traded on a To-Be-Announced Basis

  The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

  As of August 31, 1999, the Intermediate Fixed Income Investments and Balanced Investments had purchased TBA securities with total costs of $14,710,764, and $5,679,758, respectively. In addition, Mortgage Backed Investments had sold TBA securities with a total cost of $(10,060,000).

  11. Short Sales of Securities

  A short sale is a transaction in which the Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

  As of August 31, 1999, there were no open short sale transactions.

  12. Lending of Portfolio Securities

  The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

  At August 31, 1999, the Portfolios listed below had securities on loan. The market value for the securities on loan was as follows:

Portfolio                                                             Value
-------------------------------------------------------------------------------
Balanced Investments.............................................. $  3,680,572
Large Capitalization Value Equity Investments.....................  208,258,155
Large Capitalization Growth Investments...........................  332,401,563
Small Capitalization Value Equity Investments.....................   16,728,033
Small Capitalization Growth Investments...........................  129,185,334
International Equity Investments..................................  173,584,055
International Fixed Income Investments............................   22,725,800
Emerging Markets Equity Investments...............................    9,240,086
-------------------------------------------------------------------------------

  At August 31, 1999, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments received cash collateral which was invested as follows:

Balanced Investments

Security Description                                                   Value
-------------------------------------------------------------------------------
Time Deposits:
 Banco Bilbao Vizcaya, 5.562% due 9/1/99............................ $  773,128
 Bank Brussels Lambert, 5.562% due 9/1/99...........................    429,925
 Bank of Montreal, 5.687% due 9/1/99................................    547,353
 Banque Nationale de Paris, 5.562% due 9/1/99.......................    773,128
 Banque Paribas, 5.562% due 9/1/99..................................    773,128
 Westdeutsche Landesbank, 5.562% due 9/1/99.........................    533,196
-------------------------------------------------------------------------------
Total............................................................... $3,829,858
-------------------------------------------------------------------------------

Large Capitalization Value Equity Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Banco Bilbao Vizcaya, 5.562% due 9/1/99.......................... $ 31,115,341
 Bank Brussels Lambert, 5.562% due 9/1/99.........................   17,302,755
 Bank of Montreal, 5.687% due 9/1/99..............................   26,284,848
 Banque Nationale de Paris, 5.562% due 9/1/99.....................   31,115,341
 Banque Paribas, 5.562% due 9/1/99................................   31,115,341
 Westdeutsche Landesbank, 5.562% due 9/1/99.......................   21,458,966
Certificate of Deposit:
 Svenska Handelsbanken, 4.940% due 10/25/99.......................    1,934,895
Commercial Paper:
 Asset Securitization, 5.943% due 2/28/00.........................   12,898,278
 Atlantis One Funding Corp., 5.919% due 2/22/00...................      669,468
 CC Inc., 5.937% due 2/22/00......................................   13,289,467
 Corporate Asset Funding Inc., 5.360% due 10/1/99.................    4,831,320
 Corporate Receivable Corp., 5.196% due 9/7/99....................   10,342,381
 Morgan Stanley, 5.002% due 9/1/99................................    9,668,929
 Moriarty LLC, 5.912% due 2/1/00..................................    3,986,796
 Quincy Capital Corp., 5.197% due 9/8/99..........................    1,547,499
-------------------------------------------------------------------------------
Total............................................................. $217,561,625
-------------------------------------------------------------------------------

Large Capitalization Growth Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Banco Bilbao Vizcaya, 5.562% due 9/1/99.......................... $ 38,060,024
 Bank Brussels Lambert, 5.562% due 9/1/99.........................   21,164,585
 Bank of Montreal, 5.687% due 9/1/99..............................   32,019,666
 Banque Nationale de Paris, 5.562% due 9/1/99.....................   38,060,024
 Banque Paribas, 5.562% due 9/1/99................................   38,060,024
 Westdeutsche Landesbank, 5.562% due 9/1/99.......................    9,857,108
Certificate of Deposit:
 Svenska Handelsbanken, 4.940% due 10/25/99.......................   26,248,425
Commercial Paper:
 American Home Products Corp., 5.928% due 3/3/00..................    3,206,088
 Asset Securitization, 5.943% due 2/28/00.........................      714,950
 Atlantis One Funding Corp., 5.919% due 2/22/00...................   29,501,449
 Corporate Asset Funding Inc., 5.360% due 10/1/99.................    5,402,081
 Corporate Receivable Corp., 5.196% due 9/7/99....................    9,452,366
 Morgan Stanley, 5.002% due 9/1/99................................   67,636,586
 Moriarty LLC, 5.912% due 2/1/00..................................   13,910,548
 Quincy Capital Corp., 5.276% due 9/20/99.........................    7,325,015
-------------------------------------------------------------------------------
Total............................................................. $340,618,939
-------------------------------------------------------------------------------

Small Capitalization Value Equity Investments

Security Description                                                   Value
-------------------------------------------------------------------------------
Time Deposits:
 Banco Bilbao Vizcaya S.A., 5.562% due 9/1/99...................... $ 3,577,523
 Bank Brussels Lambert, 5.562% due 9/1/99..........................   1,989,404
 Bank of Montreal, 5.687% due 9/1/99...............................   2,532,787
 Banque Nationale de Paris, 5.562% due 9/1/99......................   3,577,523
 Banque Paribas, 5.562% due 9/1/99.................................   3,577,523
 Westdeutsche Landesbank, 5.562% due 9/1/99........................   2,467,270
-------------------------------------------------------------------------------
Total.............................................................. $17,722,030
-------------------------------------------------------------------------------

Small Capitalization Growth Investments

Security Description                                                  Value
-------------------------------------------------------------------------------
Time Deposits:
 Banco Bilboa Vizcaya, 5.562% due 9/1/99.......................... $ 25,339,515
 Bank Brussels Lambert, 5.562% due 9/1/99.........................   14,090,909
 Bank of Montreal, 5.687% due 9/1/99..............................   18,239,877
 Banque Nationale de Paris, 5.562% due 9/1/99.....................   25,339,515
 Banque Paribas, 5.562% due 9/1/99................................   25,339,515
 Westdeutsche Landesbank, 5.562% due 9/1/99.......................   17,475,617
Commercial Paper:
 CC (USA) Inc., 5.937% due 2/22/00................................    6,440,620
 Corporate Asset Funding Inc., 5.360% due 10/1/99.................    1,877,529
-------------------------------------------------------------------------------
Total............................................................. $134,143,097
-------------------------------------------------------------------------------

International Equity Investments

Security Description                                                   Value
--------------------------------------------------------------------------------
Time Deposit:
 Abbey National London, 5.530% due 9/1/99.......................... $  7,492,691
 Argentina Caja Postal Banco Hipote, London, 5.530% due 9/1/99.....    7,492,691
 Bank of Austria, 5.560% due 9/1/99................................    7,492,691
 Bank of Ireland, 5.530% due 9/1/99................................    7,492,691
 Banque Bruxelles Lambert, London, 5.530% due 9/1/99...............    7,492,691
 Banque National de Paris, London, 5.530% due 9/1/99...............    7,492,691
 Bayerische Landesbank, Paris, 5.530% due 9/1/99...................    6,847,867
 Bayerische Hypo-Und Vereinsbk, Singapore, 5.500% due 9/1/99.......    7,492,691
 Caisse de Depots et Consignment, Paris, 5.500% due 9/1/99.........    7,677,486
 Credit Commercile de France, Brussels, 5.530% due 9/1/99..........    7,492,691
 Credit Communal de Belgique, 5.500% due 9/1/99....................    7,611,562
 Den Danske, Copenhagen, 5.530% due 9/1/99.........................    7,492,691
 Deutsche Bank London, 5.530% due 9/1/99...........................    6,847,867
 Dresdner Bank, 5.500% due 9/1/99..................................    6,975,526
 Fortis Bank, 5.550% due 9/1/99....................................    7,492,691
 Kredietbank, Grand Cayman, 5.530% due 9/1/99......................    7,512,281
 Landesbank Hessen Thuringen, 5.530% due 9/1/99....................    6,847,867
 National Bank of Australia, London, 5.530% due 9/1/99.............    6,847,867
 Nordeutsche Lendesbank, London, 5.560% due 9/1/99.................    7,492,691
 Skandanaviska Enskilda Banken, 5.530% due 9/1/99..................    6,847,867
 Societe Generale, 5.530% due 9/1/99...............................    7,492,691
Repurchase Agreement:
 Morgan Stanley Dean Witter & Co., 5.540% due 9/1/99...............    5,769,087
--------------------------------------------------------------------------------
Total ............................................................. $159,697,569
--------------------------------------------------------------------------------

International Fixed Income Investments

Security Description                                                    Value
--------------------------------------------------------------------------------
Time Deposit:
 Abbey National London, 5.530% due 9/1/99........................... $ 1,090,843
 Argentina Caja Postal Banco Hipote, London, 5.530% due 9/1/99......   1,090,843
 Bank of Austria, 5.560% due 9/1/99.................................   1,090,843
 Bank of Ireland, 5.530% due 9/1/99.................................   1,090,843
 Banque Bruxelles Lambert, London, 5.530% due 9/1/99................   1,090,842
 Banque National de Paris, London, 5.530% due 9/1/99................   1,090,843
 Bayerische Landesbank, Paris, 5.530% due 9/1/99....................     996,964
 Bayerische Hypo-Und Vereinsbk, Singapore, 5.500% due 9/1/99........   1,090,842
 Caisse de Depots et Consignment, Paris, 5.500% due 9/1/99..........   1,117,746
 Credit Commercile de France, Brussels, 5.530% due 9/1/99...........   1,090,843
 Credit Communal de Belgique, 5.500% due 9/1/99.....................   1,108,149
 Den Danske, Copenhagen, 5.530% due 9/1/99..........................   1,090,843
 Deutsche Bank London, 5.530% due 9/1/99............................     996,964
 Dresdner Bank, 5.500% due 9/1/99...................................   1,015,550
 Fortis Bank, 5.550% due 9/1/99.....................................   1,090,843
 Kredietbank, Grand Cayman, 5.530% due 9/1/99.......................   1,093,694
 Landesbank Hessen Thuringen, 5.530% due 9/1/99.....................     996,964
 National Bank of Australia, London, 5.530% due 9/1/99..............     996,964
 Nordeutsche Lendesbank, London, 5.560% due 9/1/99..................   1,090,842
 Skandanaviska Enskilda Banken, 5.530% due 9/1/99...................     996,964
 Societe Generale, 5.530% due 9/1/99................................   1,090,843
Repurchase Agreement:
 Morgan Stanley Dean Witter & Co., 5.540% due 9/1/99................     839,907
--------------------------------------------------------------------------------
Total .............................................................. $23,249,979
--------------------------------------------------------------------------------

Emerging Markets Equity Investments

Security Description                                                    Value
--------------------------------------------------------------------------------
Time Deposits:
 Abbey National London, 5.530% due 9/1/99........................... $   368,050
 Argentina Caja Postal Banco Hipote, London, 5.530% due 9/1/99......     368,050
 Bank of Austria, 5.560% due 9/1/99.................................     368,050
 Bank of Ireland, 5.530% due 9/1/99.................................     368,050
 Banque Bruxelles Lambert, London, 5.530% due 9/1/99................     368,050
 Banque National de Paris, London, 5.530% due 9/1/99................     368,050
 Bayerische Landesbank, Paris, 5.530% due 9/1/99....................     336,376
 Bayerische Hypo-Und Vereinsbk, Singapore, 5.500% due 9/1/99........     368,050
 Caisse de Depots et Consignment, Paris, 5.500% due 9/1/99..........     377,128
 Credit Commercile de France, Brussels, 5.530% due 9/1/99...........     368,050
 Credit Communal De Belgique, 5.500% due 9/1/99.....................     373,889
 Den Danske, Copenhagen, 5.530% due 9/1/99..........................     368,050
 Deutsche Bank London, 5.530% due 9/1/99............................     336,376
 Deutsche Bank, 5.500% due 9/1/99...................................     342,646
 Fortis Bank, 5.550% due 9/1/99.....................................     368,050
 Kreditbank, Grand Cayman, 5.530% due 9/1/99........................     369,012
 Landesbank Hessen Thuringen, 5.530% due 9/1/99.....................     336,376
 National Bank of Australia, London, 5.530% due 9/1/99..............     336,376
 Nordeutsche Lendesbank, London, 5.560%, due 9/1/99.................     368,050
 Skandanaviska Enskilda Banken, 5.530% due 9/1/99...................     336,376
 Societe Generale, 5.530% due 9/1/99................................     368,050
Repurchase Agreement:
 Morgan Stanley Dean Witter & Co., 5.540% due 9/1/99................     283,385
--------------------------------------------------------------------------------
Total .............................................................. $ 7,844,540
--------------------------------------------------------------------------------

  In addition to the above noted cash collateral, the Portfolios held securities collateral with market values of $22,360,988 and $1,810,462 for International Equity Investments and Emerging Markets Equity Investments, respectively, as of August 31, 1999.

  Income earned by the Portfolios from securities lending for the year ended August 31, 1999 was as follows:

Portfolio                                                               Value
-------------------------------------------------------------------------------
Balanced Investments.................................................. $  6,793
Large Capitalization Value Equity Investments.........................  180,282
Large Capitalization Growth Investments...............................  341,560
Small Capitalization Value Equity Investments.........................  153,272
Small Capitalization Growth Investments...............................  948,934
International Equity Investments......................................  747,347
International Fixed Income Investments................................   41,256
Emerging Markets Equity Investments...................................   98,898
-------------------------------------------------------------------------------

  13. Shares of Beneficial Interest

  At August 31, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                                                  Year Ended      Year Ended
                                                August 31, 1999 August 31, 1998
-------------------------------------------------------------------------------
Government Money Investments
Shares sold....................................   851,220,980    1,099,355,642
Shares issued on reinvestment..................    14,498,758       20,711,995
Shares reacquired..............................  (938,322,010)  (1,133,072,640)
-------------------------------------------------------------------------------
Net Decrease...................................   (72,602,272)     (13,005,003)
-------------------------------------------------------------------------------
High Yield Investments+
Shares sold....................................    16,355,763       10,454,792
Shares issued on reinvestment..................     1,897,006               --
Shares reacquired..............................    (6,787,756)        (756,251)
-------------------------------------------------------------------------------
Net Increase...................................    11,465,013        9,698,541
-------------------------------------------------------------------------------
Intermediate Fixed Income Investments
Shares sold....................................    33,105,433       39,095,291
Shares issued on reinvestment..................     4,149,749        3,436,532
Shares reacquired..............................   (31,483,419)     (20,002,052)
-------------------------------------------------------------------------------
Net Increase...................................     5,771,763       22,529,771
-------------------------------------------------------------------------------

+ For the period from July 13, 1998 (commencement of operations) to August 31,
  1998.

                                                  Year Ended      Year Ended
                                                August 31, 1999 August 31, 1998
-------------------------------------------------------------------------------
Long-Term Bond Investments
Shares sold....................................     5,357,531       8,276,150
Shares issued on reinvestment..................     1,563,665       1,145,844
Shares reacquired..............................    (9,354,951)    (14,181,520)
-------------------------------------------------------------------------------
Net Decrease...................................    (2,433,755)     (4,759,526)
-------------------------------------------------------------------------------
Municipal Bond Investments
Shares sold....................................     2,319,842       4,417,346
Shares issued on reinvestment..................       430,977         304,118
Shares reacquired..............................    (3,370,750)     (2,627,627)
-------------------------------------------------------------------------------
Net Increase (Decrease)........................      (619,931)      2,093,837
-------------------------------------------------------------------------------
Mortgage Backed Investments
Shares sold....................................     3,969,941       7,358,796
Shares issued on reinvestment..................     1,106,705       1,082,069
Shares reacquired..............................    (7,307,074)     (6,399,337)
-------------------------------------------------------------------------------
Net Increase (Decrease)........................    (2,230,428)      2,041,528
-------------------------------------------------------------------------------
Balanced Investments
Shares sold....................................     3,008,224       2,452,497
Shares issued on reinvestment..................       795,738         533,922
Shares reacquired..............................    (3,540,988)     (4,163,618)
-------------------------------------------------------------------------------
Net Increase (Decrease)........................       262,974      (1,177,199)
-------------------------------------------------------------------------------
Large Capitalization Value Equity Investments
Shares sold....................................    52,439,364      52,068,976
Shares issued on reinvestment..................    19,687,603      24,136,034
Shares reacquired..............................   (67,623,981)    (66,567,000)
-------------------------------------------------------------------------------
Net Increase...................................     4,502,986       9,638,010
-------------------------------------------------------------------------------
Large Capitalization Growth Investments
Shares sold....................................    28,217,260      35,772,274
Shares issued on reinvestment..................     3,921,017       7,127,231
Shares reacquired..............................   (40,273,355)    (46,046,208)
-------------------------------------------------------------------------------
Net Decrease...................................    (8,135,078)     (3,146,703)
-------------------------------------------------------------------------------
Small Capitalization Value Equity Investments
Shares sold....................................    22,411,084      34,807,977
Shares issued on reinvestment..................    12,459,858       7,115,568
Shares reacquired..............................   (30,998,396)    (18,387,418)
-------------------------------------------------------------------------------
Net Increase...................................     3,872,546      23,536,127
-------------------------------------------------------------------------------
Small Capitalization Growth Investments
Shares sold....................................    23,026,786      48,873,021
Shares issued on reinvestment..................     2,140,083       3,703,449
Shares reacquired..............................   (30,203,582)    (28,168,884)
-------------------------------------------------------------------------------
Net Increase (Decrease)........................    (5,036,713)     24,407,586
-------------------------------------------------------------------------------
International Equity Investments
Shares sold....................................    67,405,362     101,615,910
Shares issued on reinvestment..................     7,749,314       3,453,743
Shares reacquired .............................   (88,204,125)    (87,476,593)
-------------------------------------------------------------------------------
Net Increase (Decrease)........................   (13,049,449)     17,593,060
-------------------------------------------------------------------------------
International Fixed Income Investments
Shares sold....................................    12,322,760      13,226,395
Shares issued on reinvestment..................     1,331,308       1,390,114
Shares reacquired..............................    (7,518,237)     (6,892,220)
-------------------------------------------------------------------------------
Net Increase ..................................     6,135,831       7,724,289
-------------------------------------------------------------------------------
Emerging Markets Equity Investments
Shares sold....................................    35,288,902      56,262,428
Shares issued on reinvestment..................       441,104       2,227,431
Shares reacquired..............................   (41,373,785)    (30,029,010)
-------------------------------------------------------------------------------
Net Increase (Decrease)........................    (5,643,779)     28,460,849
-------------------------------------------------------------------------------

 Financial Highlights
For a share of beneficial interest outstanding throughout each year ended August 31:

GOVERNMENT MONEY
INVESTMENTS                     1999      1998         1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year..................     $1.00     $1.00        $1.00     $1.00     $1.00
--------------------------------------------------------------------------------
 Net investment in-
  come(1).................      0.04      0.05         0.05      0.05      0.05
 Dividends from net in-
  vestment income.........     (0.04)    (0.05)       (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Year.....................     $1.00     $1.00        $1.00     $1.00     $1.00
--------------------------------------------------------------------------------
Total Return..............      4.53%     5.10%        4.98%     5.02%     5.24%
--------------------------------------------------------------------------------
Net Assets, End of Year
 (000s)...................  $303,160  $375,761     $388,713  $278,162  $241,590
--------------------------------------------------------------------------------
Ratios to Average Net As-
 sets:
 Expenses(1)..............      0.60%     0.60%        0.60%     0.60%     0.60%
 Net investment income....      4.46      4.99         4.91      4.93      5.14
--------------------------------------------------------------------------------
HIGH YIELD INVESTMENTS       1999(2)   1998(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year..................     $7.89     $8.00
--------------------------------------------------------------------------------
Income (Loss) From Opera-
 tions:
 Net investment in-
  come(1).................      0.83      0.05
 Net realized and
  unrealized loss.........     (0.54)    (0.16)
--------------------------------------------------------------------------------
Total Income (Loss) From
 Operations...............      0.29     (0.11)
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income....     (0.83)      --
 Net realized gains.......     (0.02)      --
--------------------------------------------------------------------------------
Total Distributions.......     (0.85)      --
--------------------------------------------------------------------------------
Net Asset Value, End of
 Year.....................     $7.33     $7.89
--------------------------------------------------------------------------------
Total Return..............      3.67%    (1.38)%++
--------------------------------------------------------------------------------
Net Assets, End of Year
 (000s)...................  $155,057   $76,557
--------------------------------------------------------------------------------
Ratios to Average Net As-
 sets:
 Expenses(1)..............      1.19%     1.20%+
 Net investment income....     10.62      7.37+
--------------------------------------------------------------------------------
Portfolio Turnover Rate...       122%       13%
--------------------------------------------------------------------------------

(1) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                 Net Investment Income        Expense Ratios Without Waivers
                                  Per Share Decrease                 and Reimbursements
                             ------------------------------- --------------------------------------
   Portfolio                 1999   1998   1997  1996  1995   1999    1998    1997    1996    1995
   ---------                 -----  -----  ----- ----- ----- ------  ------  ------  ------  ------
   Government Money
    Investments............  $0.00* $0.00* $0.01 $0.01 $0.05   0.71%   0.66%   0.64%   0.72%   0.74%
   High Yield Investments..    N/A   0.01    N/A   N/A   N/A    N/A    2.42+    N/A     N/A     N/A

(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of beneficial interest outstanding throughout each year ended August 31:

INTERMEDIATE FIXED INCOME
INVESTMENTS                         1999      1998      1997      1996      1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year.........................     $8.19     $8.06     $7.92     $8.10     $7.92
---------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income........      0.44      0.48      0.50      0.50      0.50
 Net realized and unrealized
  gain (loss).................     (0.35)     0.15      0.14     (0.17)     0.16
---------------------------------------------------------------------------------
Total Income From Operations..      0.09      0.63      0.64      0.33      0.66
---------------------------------------------------------------------------------
Less Distributions From:
 Net investment income........     (0.45)    (0.50)    (0.50)    (0.51)    (0.48)
---------------------------------------------------------------------------------
Total Distributions...........     (0.45)    (0.50)    (0.50)    (0.51)    (0.48)
---------------------------------------------------------------------------------
Net Asset Value, End of Year..     $7.83     $8.19     $8.06     $7.92     $8.10
---------------------------------------------------------------------------------
Total Return..................      1.07%     8.00%     8.23%     4.08%     8.70%
---------------------------------------------------------------------------------
Net Assets, End of Year
 (000s).......................  $594,666  $574,998  $384,094  $296,053  $246,323
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses.....................      0.61%     0.73%     0.73%     0.73%     0.80%
 Net investment income........      4.53      5.95      6.19      5.78      6.40
---------------------------------------------------------------------------------
Portfolio Turnover Rate.......       207%       63%      118%       98%       98%
---------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended August 31:

LONG-TERM BOND INVESTMENTS      1999       1998       1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year..................     $9.05      $8.26      $7.87     $8.23     $7.86
--------------------------------------------------------------------------------
Income (Loss) From Opera-
 tions:
 Net investment in-
  come(1).................      0.49       0.52       0.53      0.51      0.45
 Net realized and
  unrealized gain (loss)..     (1.00)      0.78       0.46     (0.41)     0.36
--------------------------------------------------------------------------------
Total Income (Loss) From
 Operations...............     (0.51)      1.30       0.99      0.10      0.81
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income....     (0.50)     (0.51)     (0.59)    (0.46)    (0.44)
 Net realized gains.......     (0.34)        --         --        --        --
 Capital..................        --         --      (0.01)       --        --
--------------------------------------------------------------------------------
Total Distributions.......     (0.84)     (0.51)     (0.60)    (0.46)    (0.44)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Year.....................     $7.70      $9.05      $8.26     $7.87     $8.23
--------------------------------------------------------------------------------
Total Return..............     (6.19)%    16.22%     12.93%     1.11%    10.71%
--------------------------------------------------------------------------------
Net Assets, End of Year
 (000s)...................  $115,355   $157,612   $183,051  $155,910  $137,545
--------------------------------------------------------------------------------
Ratios to Average Net As-
 sets:
 Expenses(1)..............      0.80%      0.82%      0.78%     0.80%     0.80%
 Net investment income....      5.81       5.96       6.54      6.18      5.80
--------------------------------------------------------------------------------
Portfolio Turnover Rate...        30%        63%        34%      125%       62%
--------------------------------------------------------------------------------
MUNICIPAL BOND INVESTMENTS      1999       1998       1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year..................     $8.92      $8.62      $8.26     $8.27     $8.06
--------------------------------------------------------------------------------
Income (Loss) From Opera-
 tions:
 Net investment in-
  come(1).................      0.35       0.36       0.38      0.38      0.40
 Net realized and
  unrealized gain (loss)..     (0.57)      0.32       0.34        --      0.21
--------------------------------------------------------------------------------
Total Income (Loss) From
 Operations...............     (0.22)      0.68       0.72      0.38      0.61
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income....     (0.35)     (0.38)     (0.36)    (0.39)    (0.40)
 In excess of net invest-
  ment income.............        --      (0.00)*       --        --        --
 Net realized gains.......     (0.13)        --         --        --     (0.00)*
--------------------------------------------------------------------------------
Total Distributions.......     (0.48)     (0.38)     (0.36)    (0.39)    (0.40)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Year.....................     $8.22      $8.92      $8.62     $8.26     $8.27
--------------------------------------------------------------------------------
Total Return..............     (2.60)%     8.09%      8.88%     4.62%     7.86%
--------------------------------------------------------------------------------
Net Assets, End of Year
 (000s)...................   $61,743    $72,511    $52,024   $46,485   $45,356
--------------------------------------------------------------------------------
Ratios to Average Net As-
 sets:
 Expenses(1)..............      0.78%      0.80%      0.80%     0.80%     0.80%
 Net investment income....      4.03       4.20       4.50      4.59      4.99
--------------------------------------------------------------------------------
Portfolio Turnover Rate...       142%       160%        31%       29%       49%
--------------------------------------------------------------------------------

(1) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                         Expense Ratios
                             Net Investment Income       Without Waivers
                              Per Share Decrease      and/or Reimbursements
                            ------------------------  ---------------------
   Portfolio                 1997     1996    1995    1997     1996     1995
   ---------                -------  ------- ------- -------  -------  -------
   Long-Term Bond
    Investments............     N/A      N/A $  0.01     N/A      N/A     0.93%
   Municipal Bond
    Investments............   $0.00*   $0.02    0.02    0.83%    1.02%    1.04

 * Amount represents less than $0.01 per share.

For a share of beneficial interest outstanding throughout each year ended August 31:

MORTGAGE BACKED INVESTMENTS       1999      1998       1997   1996(1)      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year....................     $8.13     $7.96      $7.74     $7.91     $7.69
--------------------------------------------------------------------------------
Income (Loss) From Opera-
 tions:
 Net investment income(2)...      0.45      0.46       0.48      0.48      0.51
 Net realized and unrealized
  gain (loss)...............     (0.34)     0.19       0.25     (0.14)     0.22
--------------------------------------------------------------------------------
Total Income From Opera-
 tions......................      0.11      0.65       0.73      0.34      0.73
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income......     (0.45)    (0.48)     (0.51)    (0.48)    (0.49)
 Net realized gains.........     (0.05)       --         --        --        --
 Capital....................     (0.01)       --         --     (0.03)    (0.02)
--------------------------------------------------------------------------------
Total Distributions.........     (0.51)    (0.48)     (0.51)    (0.51)    (0.51)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Year.......................     $7.73     $8.13      $7.96     $7.74     $7.91
--------------------------------------------------------------------------------
Total Return................      1.30%     8.37%      9.69%     4.37%     9.96%
--------------------------------------------------------------------------------
Net Assets, End of Year
 (000s).....................  $131,039  $156,043   $136,586  $120,945  $104,789
--------------------------------------------------------------------------------
Ratios to Average Net As-
 sets:
 Expenses(2)................      0.80%     0.80%      0.80%     0.80%     0.80%
 Net investment income......      5.67      5.69       6.08      6.09      6.85
--------------------------------------------------------------------------------
Portfolio Turnover Rate.....        87%      214%        94%       23%       30%
--------------------------------------------------------------------------------
BALANCED INVESTMENTS              1999      1998       1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year....................    $10.87    $12.01     $10.00     $9.37     $8.63
--------------------------------------------------------------------------------
Income (Loss) From Opera-
 tions:
 Net investment income(2)...      0.25      0.26       0.27      0.29      0.26
 Net realized and unrealized
  gain (loss)...............      1.74     (0.53)      2.27      0.95      0.81
--------------------------------------------------------------------------------
Total Income (Loss) From Op-
 erations...................      1.99     (0.27)      2.54      1.24      1.07
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income......     (0.29)    (0.30)     (0.27)    (0.28)    (0.29)
 Net realized gains.........     (1.16)    (0.57)     (0.26)    (0.33)    (0.04)
--------------------------------------------------------------------------------
Total Distributions.........     (1.45)    (0.87)     (0.53)    (0.61)    (0.33)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Year.......................    $11.41    $10.87     $12.01    $10.00     $9.37
--------------------------------------------------------------------------------
Total Return................     18.78%    (2.85)%    26.05%    13.60%    12.76%
--------------------------------------------------------------------------------
Net Assets, End of Year
 (000s).....................   $74,866   $68,470    $89,789   $50,281   $30,268
--------------------------------------------------------------------------------
Ratios to Average Net As-
 sets:
 Expenses(2)................      0.85%     1.00%      1.00%     1.00%     1.00%
 Net investment income......      1.77      1.92       2.49      2.85      3.28
--------------------------------------------------------------------------------
Portfolio Turnover Rate.....       332%       57%        67%       47%       47%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                Net Investment Income        Expense Ratios Without Waivers
                                 Per Share Decrease              and/or Reimbursements
                            ------------------------------ --------------------------------------
   Portfolio                1999  1998  1997   1996  1995   1999    1998    1997    1996    1995
   ---------                ----- ----- -----  ----- ----- ------  ------  ------  ------  ------
   Mortgage Backed
    Investments............ $0.01 $0.01 $0.01  $0.01 $0.02   0.91%   0.93%   0.93%   0.94%   1.09%
   Balanced Investments....   N/A   N/A  0.00*  0.03  0.06    N/A     N/A    1.02    1.26    1.75

* Amount represents less than $0.01 per share.

For a share of beneficial interest outstanding throughout each year ended August 31:

LARGE CAPITALIZATION VALUE EQUITY
INVESTMENTS                              1999    1998    1997    1996  1995(1)
------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.... $12.28  $14.91  $11.55  $10.42   $9.39
------------------------------------------------------------------------------
Income From Operations:
 Net investment income(2).............   0.17    0.16    0.23    0.26    0.27
 Net realized and unrealized gain.....   2.94    0.08    4.09    1.25    1.16
------------------------------------------------------------------------------
Total Income From Operations..........   3.11    0.24    4.32    1.51    1.43
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income................  (0.18)  (0.11)  (0.34)  (0.24)  (0.24)
 Net realized gains...................  (1.68)  (2.76)  (0.62)  (0.14)  (0.16)
------------------------------------------------------------------------------
Total Distributions...................  (1.86)  (2.87)  (0.96)  (0.38)  (0.40)
------------------------------------------------------------------------------
Net Asset Value, End of Year.......... $13.53  $12.28  $14.91  $11.55  $10.42
------------------------------------------------------------------------------
Total Return..........................  26.36%   0.03%  38.98%  14.75%  16.14%
------------------------------------------------------------------------------
Net Assets, End of Year (millions).... $1,946  $1,712  $1,935  $1,512  $1,070
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)..........................   0.75%   0.80%   0.78%   0.80%   0.83%
 Net investment income................   1.10    1.18    1.70    2.31    2.93
------------------------------------------------------------------------------
Portfolio Turnover Rate...............     54%     57%     70%     24%     21%
------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH
INVESTMENTS                              1999    1998    1997    1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.... $17.30  $17.27  $13.10  $12.13  $10.00
------------------------------------------------------------------------------
Income From Operations:
 Net investment income(2).............   0.01    0.04    0.07    0.07    0.09
 Net realized and unrealized gain.....   7.87    1.31    4.72    1.46    2.13
------------------------------------------------------------------------------
Total Income From Operations..........   7.88    1.35    4.79    1.53    2.22
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income................  (0.01)  (0.08)  (0.08)  (0.06)  (0.08)
 Net realized gains...................  (0.82)  (1.24)  (0.54)  (0.50)  (0.01)
------------------------------------------------------------------------------
Total Distributions...................  (0.83)  (1.32)  (0.62)  (0.56)  (0.09)
------------------------------------------------------------------------------
Net Asset Value, End of Year.......... $24.35  $17.30  $17.27  $13.10  $12.13
------------------------------------------------------------------------------
Total Return..........................  46.29%   7.81%  37.47%  12.89%  22.30%
------------------------------------------------------------------------------
Net Assets, End of Year (millions).... $2,326  $1,793  $1,845  $1,205    $782
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)..........................   0.68%   0.76%   0.69%   0.83%   0.88%
 Net investment income ...............   0.06    0.16    0.50    0.63    0.98
------------------------------------------------------------------------------
Portfolio Turnover Rate...............     34%     39%     65%     40%     38%
------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                                Expense Ratios
                                                 Net Investment    Without
                                                   Income Per   Waivers and/or
                                                 Share Decrease Reimbursements
                                                 -------------- --------------
   Portfolio                                          1995           1995
   ---------                                     -------------- --------------
   Large Capitalization Value Equity
    Investments.................................     $0.01           0.93%
   Large Capitalization Growth Investments......      0.00*          0.98

* Amount represents less than $0.01 per share.

For a share of beneficial interest outstanding throughout each year ended August 31:

SMALL CAPITALIZATION VALUE
EQUITY INVESTMENTS                    1999  1998(1)     1997    1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year.............................. $11.11  $14.45    $11.11  $10.01  $ 9.03
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)..........   0.19    0.17      0.19    0.16    0.15
 Net realized and unrealized gain
  (loss)...........................   1.28   (1.66)     4.22    1.08    0.95
------------------------------------------------------------------------------
Total Income (Loss) From Opera-
 tions.............................   1.47   (1.49)     4.41    1.24    1.10
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income.............  (0.20)  (0.13)    (0.19)  (0.14)  (0.12)
 Net realized gains................  (1.82)  (1.72)    (0.88)     --   (0.00)*
------------------------------------------------------------------------------
Total Distributions................  (2.02)  (1.85)    (1.07)  (0.14)  (0.12)
------------------------------------------------------------------------------
Net Asset Value, End of Year....... $10.56  $11.11    $14.45  $11.11  $10.01
------------------------------------------------------------------------------
Total Return.......................  13.61% (12.84)%   42.40%  12.48%  12.50%
------------------------------------------------------------------------------
Net Assets, End of Year (mil-
 lions)............................   $744    $740      $622    $479    $340
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2).......................   0.96%   0.94%     0.90%   0.95%   1.11%
 Net investment income.............   1.70    1.45      1.62    1.52    1.54
------------------------------------------------------------------------------
Portfolio Turnover Rate............     53%     59%       53%     39%    115%
------------------------------------------------------------------------------
SMALL CAPITALIZATION GROWTH
INVESTMENTS                           1999     1998     1997    1996  1995(1)
------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year.............................. $12.83  $18.29    $17.79  $17.19  $12.50
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss(2)............  (0.07)  (0.07)    (0.06)  (0.08)  (0.05)
 Net realized and unrealized gain
  (loss)...........................   5.68   (4.23)     2.87    3.36    4.81
------------------------------------------------------------------------------
Total Income (Loss) From Opera-
 tions.............................   5.61   (4.30)     2.81    3.28    4.76
------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains................  (0.51)  (1.16)    (2.31)  (2.68)  (0.07)
------------------------------------------------------------------------------
Total Distributions................  (0.51)  (1.16)    (2.31)  (2.68)  (0.07)
------------------------------------------------------------------------------
Net Asset Value, End of Year....... $17.93  $12.83    $18.29  $17.79  $17.19
------------------------------------------------------------------------------
Total Return.......................  44.32% (25.10)%   17.53%  21.33%  38.25%
------------------------------------------------------------------------------
Net Assets, End of Year (mil-
 lions)............................ $1,109    $859      $777    $494    $315
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2).......................   0.93%   1.01%     0.90%   1.00%   1.14%
 Net investment loss...............  (0.39)  (0.43)    (0.39)  (0.49)  (0.35)
------------------------------------------------------------------------------
Portfolio Turnover Rate............    108%     91%       81%     83%    174%
------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                                Expense Ratios
                                                 Net Investment    Without
                                                   Income Per   Waivers and/or
                                                 Share Decrease Reimbursements
                                                 -------------- --------------
   Portfolio                                          1995           1995
   ---------                                     -------------- --------------
   Small Capitalization Value Equity
    Investments.................................     $0.00*          1.13%
   Small Capitalization Growth Investments......      0.00*          1.16

* Amount represents less than $0.01 per share.

For a share of beneficial interest outstanding throughout each year ended August 31:

INTERNATIONAL EQUITY INVESTMENTS         1999    1998    1997    1996    1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.... $10.69  $10.63  $10.49  $10.50  $10.86
-------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income................   0.09    0.14    0.09      --    0.05
 Net realized and unrealized gain
  (loss)..............................   2.39    0.21    0.87    0.44   (0.09)
-------------------------------------------------------------------------------
Total Income (Loss) From Operations...   2.48    0.35    0.96    0.44   (0.04)
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income................  (0.15)  (0.17)  (0.12)  (0.17)     --
 Net realized gains...................  (0.59)  (0.12)  (0.70)  (0.28)  (0.32)
-------------------------------------------------------------------------------
Total Distributions...................  (0.74)  (0.29)  (0.82)  (0.45)  (0.32)
-------------------------------------------------------------------------------
Net Asset Value, End of Year.......... $12.43  $10.69  $10.63  $10.49  $10.50
-------------------------------------------------------------------------------
Total Return..........................  24.06%   3.53%   9.53%   4.23%  (0.18)%
-------------------------------------------------------------------------------
Net Assets, End of Year (millions).... $1,385  $1,331  $1,136    $844    $663
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)..........................   0.82%   0.90%   0.97%   1.00%   1.19%
 Net investment income (loss).........   0.90    1.23    0.70   (0.12)   0.43
-------------------------------------------------------------------------------
Portfolio Turnover Rate...............     45%     45%     32%     50%     28%
-------------------------------------------------------------------------------

(1) During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Equity Investments would be 1.00%; prior year numbers have not been restated to reflect these numbers.

For a share of beneficial interest outstanding throughout each year ended August 31:

INTERNATIONAL FIXED INCOME
INVESTMENTS                  1999(1)       1998      1997       1996      1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year ..................    $8.34      $8.21     $9.11      $9.01     $8.17
-------------------------------------------------------------------------------
Income (Loss) From Opera-
 tions:
 Net investment income(2)..     0.42       0.51      0.51       0.55      0.56
 Net realized and
  unrealized gain (loss)...    (0.24)      0.31     (0.62)      0.49      0.84
-------------------------------------------------------------------------------
Total Income (Loss) From
 Operations................     0.18       0.82     (0.11)      1.04      1.40
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income.....    (0.42)     (0.27)    (0.55)     (0.94)    (0.56)
 Net realized gains........       --      (0.34)    (0.24)        --        --
 Capital...................    (0.00)*    (0.08)       --         --        --
-------------------------------------------------------------------------------
Total Distributions........    (0.42)     (0.69)    (0.79)     (0.94)    (0.56)
-------------------------------------------------------------------------------
Net Asset Value, End of
 Year......................    $8.10      $8.34     $8.21      $9.11     $9.01
-------------------------------------------------------------------------------
Total Return...............     2.30%     10.45%    (1.52)%    12.05%    17.66%
-------------------------------------------------------------------------------
Net Assets, End of Year
 (000s).................... $236,254   $192,068  $125,610   $129,410  $105,884
-------------------------------------------------------------------------------
Ratios to Average Net As-
 sets:
 Expenses(2)(3)............     0.94%      0.97%     0.99%      1.02%     0.95%
 Net investment income.....     4.85       5.39      5.87       6.34      6.50
-------------------------------------------------------------------------------
Portfolio Turnover Rate....      204%       211%      251%       211%      307%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the year ended August 31, 1995, expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements would have been 1.18% and $0.02, respectively.

(3) During the years ended August 31, 1997 and August 31, 1996, the portfolios earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Fixed Income Investments would be 0.97% and 0.97%, respectively; prior year numbers have not been restated to reflect these numbers.

 * Amount represents less than $0.00 per share.

For a share of beneficial interest outstanding throughout each year ended August 31:

EMERGING MARKETS EQUITY
INVESTMENTS                     1999(1)      1998       1997     1996  1995(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year........................     $4.37     $9.31      $8.50    $7.85    $9.49
--------------------------------------------------------------------------------
Income (Loss) From Opera-
 tions:
 Net investment income(2)....      0.05      0.06       0.04     0.03     0.01
 Net realized and unrealized
  gain (loss)................      2.36     (4.44)      0.79     0.62    (1.45)
--------------------------------------------------------------------------------
Total Income (Loss) From Op-
 erations....................      2.41     (4.38)      0.83     0.65    (1.44)
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income.......     (0.04)    (0.10)     (0.01)      --       --
 Net realized gains..........        --     (0.46)     (0.01)      --    (0.20)
--------------------------------------------------------------------------------
Total Distributions..........     (0.04)    (0.56)     (0.02)      --    (0.20)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Year........................     $6.74     $4.37      $9.31    $8.50    $7.85
--------------------------------------------------------------------------------
Total Return.................     55.37%   (49.49)%     9.88%    8.28%  (15.13)%
--------------------------------------------------------------------------------
Net Assets, End of Year
 (000s)......................  $317,626  $230,526   $226,280  $97,489  $59,333
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)(3)..............      1.72%     1.69%      1.60%    1.84%    1.75%
 Net investment income.......      0.84      0.80       0.39     0.26     0.15
--------------------------------------------------------------------------------
Portfolio Turnover Rate......       135%      139%       105%     106%      89%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                               Expense Ratios
                                               Net Investment      Without
                                                 Income Per    Waivers and/or
                                               Share Decrease  Reimbursements
                                               --------------- ----------------
   Portfolio                                    1996    1995    1996     1995
   ---------                                   ------- ------- -------  -------
   Emerging Markets Equity Investments........ $  0.01 $  0.02    1.97%    1.96%

(3) During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for Emerging Markets Equity Investments would be 1.80%; prior year numbers have not been restated to reflect these numbers.

 Portfolio Highlights -- Government Money Investments
                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Government Money Investments          Without TRAK Fee+ With TRAK Fee+
    ----------------------------          ----------------- --------------
    Year Ended 8/31/99                          4.53%            2.98%
    Three Years Ended 8/31/99                   4.87             3.31
    Five Years Ended 8/31/99                    4.97             3.41
    Inception (11/18/91) through 8/31/99        4.29             2.74

+The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

  For the year ended August 31, 1999, Government Money Investments ("Portfolio") had a total return of 4.53% versus 4.57%, for 90-Day T-Bills, the Portfolio's benchmark.

  Standish, Ayer & Wood is the advisor for the Portfolio. During the second half of 1998, interest rates fell dramatically across the yield curve as economic problems in Asia spread to Russia and South America. Currencies of these countries were under enormous pressure, which led to an unrelenting appetite for U.S. Treasury securities. During the fourth quarter, the Federal Reserve Board ("Fed") engineered three reductions in short-term interest rates, totaling 75 basis points, between September 25 and October 15. These moves were made primarily to address a growing lack of liquidity in the capital markets. Consequently, the Fed's easing of monetary policy helped to alleviate these pressures as well as head off a potential economic downturn in the U.S.

  As the world turned into 1999, so began the slow road to recovery for the financial markets. During the first half of the year, interest rates in the United States increased dramatically due to the unwinding of the flight to quality that took place in October of 1998. By March 31, the two to thirty year portion of the yield curve increased approximately 50 basis points on early signs that the crisis was beginning to cool. By June 30, interest rates were 100 basis points higher.

  The second quarter saw evidence that the high-risk countries in Asia and South America had indeed begun to rebound from near economic collapse, while the U.S. economy continued to expand without visible signs of inflationary pressures. Despite the fragile nature of the global economy, low unemployment, rising wages and a lofty stock market kept the Fed vigilant on the inflation front. Consequently, interest rates continued to rise in the second quarter, compounded by massive issuance of non-Treasury bonds. The Federal Reserve Bank reacted to the deteriorating inflation fundamentals by adopting a bias toward higher interest rates at the May 18 Federal Open Market Committee meeting. Despite consistent gains in productivity, the Fed initiated a 25 basis point increase in the federal funds rate to 5% at the June 30 meeting.

  At the beginning of the third quarter, concern continued to mount that the tight labor market and higher oil prices could begin to push inflation higher. The Fed moved to increase the federal funds rate again by 25 basis points on August 24. At this juncture, the Fed seems satisfied given the weaker than expected second quarter gross domestic product performance of 1.4% with inflation showing no signs of accelerating. In addition, the Fed has been adding liquidity to position the banking system for Y2K.

 Portfolio Highlights -- High Yield Investments as of August 31, 1999

  For the year ended August 31, 1999, High Yield Investments ("Portfolio") had a total return of 3.67% versus 4.74% for the CS First Boston High Yield Bond Index ("Index"), the Portfolio's benchmark.

  Alliance Capital Management is the advisor for the Portfolio. During the period under review, the relatively negative tone in the market was indicative of investor unease surrounding interest rates, Y2K, illiquidity in the bond markets, and Wall Street's willingness to overwhelm the high yield market with new deals in the face of lackluster demand. The Portfolio cash positions are relatively low, and new transactions are currently re-pricing a thin secondary market. At August 31, the Index was yielding 11.84% or 5.94% yield spread to Treasuries. The yield spread is approximately 0.3% wider than three months ago, and is significantly wider than June 30, 1998, when the market yield spread to Treasuries was 4.17%. Despite the weakness, the Index returned 1.96% year-to-date, outperforming both the 10-year Treasury index (negative 7.20%) and investment-grade corporate securities index (negative 3.07%).

  The Portfolio is well positioned to provide above-average income without experiencing unusual volatility on the downside. The securities in the Portfolio are predominantly cash paying with the Portfolio yielding 13.5%. Assuming proper credit selection, the higher yield should shelter the Portfolio against rising rates and allow the Portfolio to continue paying a higher than market dividend. More volatile zero-coupon and equity securities are significantly underweight at 3.4%, versus the market at 11% and other like mutual funds at 20%. The Portfolio is well diversified, holding 104 different issuers, covering 25 industries. The three largest industry exposures and their weightings are general industrial (14%), communications (11%) and consumer staples (7%).

  Like other high-yield managers in this environment, the Portfolio does currently hold some underperforming securities at depressed prices. Our style of focusing on smaller "brick and mortar" B-quality issues, emphasizing yield, has worked against us in this illiquid market. We believe the current market yield spread of 6% to Treasuries compensates for past and potential problems and expect the market default experience to level off in the 5% to 6% range, and to start declining in a year or so. This assumes the economy will continue to grow at 2% to 3% and capital remains available to deserving high-yield issuers.

  Although the Portfolio has been negatively impacted by its small- to medium-size and B-quality orientation, the performance has held up relatively well due to its above-average yield. The market today is relatively thin and being pressured by excess supply. Although prices are generally quoted down significantly, there is still very little secondary sell activity. In a way, this situation is not unlike that of October 1998 prior to the rally in equity and "spread" debt markets. The high-yield market needs "a breather", where investors can focus on its core value and factor in the strong underlying fundamentals of a growing economy, low interest rates, and low inflation.

 Portfolio Highlights -- High Yield Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    High Yield Investments               Without TRAK Fee+ With TRAK Fee+
    ----------------------               ----------------- --------------
    Year Ended 8/31/99                         3.67%            2.14%
    Inception (7/13/98) through 8/31/99        1.98             0.47

+The maximum annual TRAK fee is 1.50% of the value of TRAK assets.


                Hypothetical Illustration of $10,000 Invested in
                             High Yield Investments
                                      vs.
                        CS First Boston High Yield Index
                     July 13, 1998 through August 31, 1999
                                  (unaudited)


                                     [CHART]

                   High Yield            High Yield            CS First
                  Investments+*         Investments+*         Boston High
                 (With Trak Fee)     (Without Trak Fee)       Yield Index
                 ---------------     ------------------       -----------
     7/13/98          10,000                10,000              10,000
      Aug/98           9,843                 9,863               9,321
      Nov/98          10,182                10,241               9,598
      Feb/99          10,064                10,160               9,646
      May/99          10,225                10,361               9,842
     8/31/99          10,053                10,225               9,764

--------------------------------------------------------------------------------
The CS First Boston High Yield Index is a broad-based market measure of high yield bonds, commonly known as "junk bonds." Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Intermediate Fixed Income Investments as of August 31, 1999

  For the year ended August 31, 1999, Intermediate Fixed Income Investments ("Portfolio") had a total return of 1.07% versus 2.20% for the Lehman Brothers Government/Corporate Intermediate Bond Index, the Portfolio's benchmark.

  During the period under review, Consulting Group, in its capacity as investment manager to the Portfolio, recommended and the Board of Trustees approved, retaining PIMCO as an additional advisor to the Portfolio. Since April 1, 1999, the Portfolio's assets have been allocated 60% to Standish, Ayer & Wood ("Standish") and 40% to PIMCO.

  With respect to the assets allocated to Standish, the period under review was one of the most volatile in recent memory. Encompassed in this time period was the global crisis during the latter part of 1998 that wreaked havoc on many market participants, including a number of hedge funds and financial institutions. Without a concerted effort by global monetary authorities, the problem likely would have spread and resulted in even more problems than actually occurred.

  The Portfolio was negatively impacted by these issues. In this environment, there was a dramatic flight to quality and severe underperformance on any non-Treasury security. Although Standish had higher than normal allocations to Treasuries, the Portfolio still experienced underperformance on their corporate bond and mortgage holdings. Early in 1999, the market environment improved, beginning to show signs of a reversal of the previous year's trends. However, as 1999 has worn on, there has been a decrease in liquidity and further underperformance of non-Treasury securities.

  During the five-month period that PIMCO has managed a portion of the Portfolio's assets, interest rates rose with 2- to 10-year Treasuries increasing 65 basis points. The Federal Reserve Board, responding to strong economic growth and inflation concerns, increased the fed funds rate by 50 basis points (with 25 basis point hikes in both June and August). Duration for the PIMCO allocation was a slight positive as it averaged just below benchmark. PIMCO's underweight in corporates was also aided performance as corporate yield spreads continued to widen versus Treasuries.

 Portfolio Highlights -- Intermediate Fixed Income Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Intermediate Fixed Income
    Investments                           Without TRAK Fee+ With TRAK Fee+
    -------------------------             ----------------- --------------
    Year Ended 8/31/99                          1.07%           (0.43)%
    Three Years Ended 8/31/99                   5.72             4.15
    Five Years Ended 8/31/99                    5.97             4.40
    Inception (11/18/91) through 8/31/99        5.98             4.40

                Hypothetical Illustration of $10,000 Invested in
                     Intermediate Fixed Income Investments
                                      vs.
          Lehman Brothers Intermediate Government/Corporate Bond Index
                   November 18, 1991 through August 31, 1999
                                  (unaudited)

                                     [GRAPH]

           Intermediate Fixed      Intermediate Fixed    Lehman Brothers Inter-
           Income Investments+*   Income Investments+*     mediate Gov't/Corp.
             (With Trak Fee)       (Without Trak Fee)          Bond Index
             ---------------       ------------------          ----------
11/18/91         10,000                   10,000                 10,000
 8/31/92         10,628                   10,758                 10,872
 8/31/94         11,278                   11,758                 11,836
 8/31/95         12,078                   12,781                 12,957
 8/31/96         12,884                   13,802                 13,532
 8/31/97         13,205                   14,398                 14,660
 8/31/98         14,049                   15,550                 15,976
 8/31/99         13,989                   15,716                 16,030
 8/31/99         13,989                   15,716                 16,030


--------------------------------------------------------------------------------
The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years and
(ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                     Intermediate Fixed Income Investments
                                      vs.
          Lehman Brothers Intermediate Government/Corporate Bond Index
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                     [GRAPH]

                Intermediate           Intermediate         Lehman Brothers
                Fixed Income           Fixed Income          Intermediate
                Investment+*           Investment+*          Gove't/Corp.
               (With Trak Fee)      (Without Trak Fee)        Bond Index
               ---------------      ------------------        ----------
     Aug/96        10,000                 10,000                10,000
     Aug/97        10,666                 10,824                10,834
     Aug/98        11,845                 11,690                11,806
     Aug/99        11,296                 11,815                11,846


--------------------------------------------------------------------------------
The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years and
(ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Long-Term Bond Investments as of August 31, 1999
  For the year ended August 31, 1999, Long-Term Bond Investments ("Portfolio") had a total return of negative 6.19% versus negative 3.87% for the Lehman Brothers Government/Corporate Bond Index ("Index"), the Portfolio's benchmark.

  National Asset Management's long-term fixed-income approach focused on sector allocation, duration management, and security selection. For the period under review, the return was below the Index, due primarily to the subsector make-up of our corporate allocation. The Portfolio was overweighted in industrial and financial services, and underweighted in Yankee Bonds and BBB rated credits.

  Going forward, it is expected that the investment strategy will be to maintain a slightly positive duration stance, with a concentration in securities with maturities in the years 2015 to 2020, and an underweighting in callable issues. In addition, the Portfolio will continue to overweight corporate bonds while maintaining a modest allocation to mortgages. The yield spreads available in corporates and mortgages are still quite attractive, and should provide the Portfolio solid income as well as the potential for appreciation while still maintaining a high quality profile.

  The approach is consistent with National Asset Management's belief that interest rates are in a long term downward trend based on the stable rate of inflation, a modestly growing economy, and the Federal Reserve Board's commitment to price stability.

 Portfolio Highlights -- Long-Term Bond Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Long-Term Bond Investments            Without TRAK Fee+ With TRAK Fee+
    --------------------------            ----------------- --------------
    Year Ended 8/31/99                          (6.19)%         (7.58)%
    Three Years Ended 8/31/99                    7.18            5.59
    Five Years Ended 8/31/99                     6.62            5.04
    Inception (11/18/91) through 8/31/99         6.04            4.47

                Hypothetical Illustration of $10,000 Invested in
                           Long-Term Bond Investments
                                      vs.
                Lehman Brothers Government/Corporate Bond Index
                   November 18, 1991 through August 31, 1999
                                  (unaudited)

                                     [CHART]

                    Long-Term Bond      Long-Term Bond      Lehman Brothers
                     Investment+*        Investment+*         Gov't/Corp.
                    (With Trak Fee)   (Without Trak Fee)      Bond Index
                    ---------------   ------------------      ----------
       11/18/91          10,000             10,000              10,000
        8/31/92          10,611             10,737              11,329
        8/31/93          11,612             11,926              11,976
        8/31/94          10,990             11,457              12,136
        8/31/95          11,986             12,684              13,667
        8/31/96          11,939             12,825              13,561
        8/31/97          13,283             14,483              14,892
        8/31/98          15,208             16,832              16,594
        8/31/99          14,055             15,790              16,641
--------------------------------------------------------------------------------
The Lehman Brothers Government/Corporate Bond Index is a weighted composite of
(i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S.
government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                           Long-Term Bond Investments
                                      vs.
                Lehman Brothers Government/Corporate Bond Index
                    August 31, 1996 through August 31, 1999
                                  (unaudited)
                                     [GRAPH]

              Long-Term Bond        Long-Term Bond         Lehman Brothers
               Investment+*         Investments+*            Gov't/Corp.
              (With Trak Fee)     (Without Trak Fee)         Bond Index
              ---------------     ------------------         ----------
   Aug-96          10,000               10,000                 10,000
   Aug-97          11,126               11,293                 10,982
   Aug-98          12,738               13,125                 12,237
   Aug-99          11,772               12,312                 12,272

--------------------------------------------------------------------------------
The Lehman Brothers Government/Corporate Bond Index is a weighted composite of
(i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S.
government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Municipal Bond Investments as of August 31, 1999
  For the year ended August 31, 1999, Municipal Bond Investments ("Portfolio") had a total return of negative 2.60% versus 0.50% for the Lehman Brothers Municipal Bond Index, the Portfolio's benchmark.

  The Portfolio is managed by Smith Affiliated Capital. During the period under review, the last four months of this period saw the Federal Reserve Board ("Fed") raise the fed funds rate twice. The relative under performance was attributable to the Portfolio's call protected, long intermediate composition (avg. maturity: 16.1 yrs.; avg. mod. duration: 10.5 yrs.) versus the Lehman Index (avg. maturity: 13 yrs.; avg. mod. duration: 7.4 yrs.) which contains over 13% high coupon, pre-refunded bonds, as well as older, high coupon, callable issues. Our emphasis on call protection served us well in the first eight months of this period and we believe will do so in the future.

  Despite negative cash flow, mirroring industry trends, our focus remains on providing a quality, call protected income stream. In order to take advantage of a positively sloped yield curve, the compression of credit spreads, and maximum tax efficiency, we have targeted the 15-year maturity range with an average credit quality of AA+. We look forward to improving cash flow while initiating the harvesting of tax credits on behalf of shareholders through swapping. Municipal portfolios are unique in their ability to maintain strategic composition while implementing beneficial tax strategies. Since losses can be carried forward each year until used, they therefore should be gathered when available.

 Portfolio Highlights -- Municipal Bond Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Municipal Bond Investments            Without TRAK Fee+ With TRAK Fee+
    --------------------------            ----------------- --------------
    Year Ended 8/31/99                          (2.60)%         (4.05)%
    Three Years Ended 8/31/99                    4.66            3.10
    Five Years Ended 8/31/99                     5.28            3.72
    Inception (11/18/91) through 8/31/99         5.39            3.82

                Hypothetical Illustration of $10,000 Invested in
                           Municipal Bond Investments
                                      vs.
                      Lehman Brothers Municipal Bond Index
                   November 18, 1991 through August 31, 1999
                                  (unaudited)

                                     [GRAPH]

                 Municipal Bond      Municipal Bond
                  Investments+*       Investments+*     Lehman Bros. Municipal
                (With Trak Fee)    (Without Trak Fee)         Bond Index
                  -----------         -----------             ----------
   11/18/91          10,000              10,000                 10,000
    8/31/92          10,581              10,706                 10,845
    8/31/93          11,772              12,091                 12,168
    8/31/94          11,159              11,634                 12,185
    8/31/95          11,857              12,548                 13,266
    8/31/96          12,221              13,128                 13,962
    8/31/97          13,108              14,294                 15,252
    8/31/98          13,958              15,450                 16,572
    8/31/99          13,392              15,048                 16,656


--------------------------------------------------------------------------------
The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and a maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                           Municipal Bond Investments
                                      vs.
                      Lehman Brothers Municipal Bond Index
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

                 Municipal Bond        Municipal Bond       Lehman Brothers
                 Investments+*         Investments+*           Municipal
                 (With Trak Fee)     (Without Trak Fee         Bond Index
                 ---------------     -----------------         ----------
      Aug/96         10,000                10,000                10,000
      Aug/97         10,726                10,888                10,924
      Aug/98         11,422                11,769                11,869
      Aug/99         10,959                11,462                11,929


--------------------------------------------------------------------------------
The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and a maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Mortgage Backed Investments as of August 31, 1999
  For the year ended August 31, 1999, Mortgage Backed Investments ("Portfolio") had a total return of 1.30% versus 1.88% for the Lehman Brothers Mortgage Backed Securities Index ("Index"), the Portfolio's benchmark.

  Atlantic Portfolio Analytics & Management, Inc. is the advisor for the Portfolio. During the period under review the yield on the 10-year U.S. Treasury rose approximately 1.00% with the yield curve steepening significantly. The Index under-performed both the Intermediate Government and Corporate Indices on an absolute basis. The Index was up approximately 1.85%, the Intermediate Governments rose 2.26%, and the Intermediate Corporates rose 2.18%. On a duration-adjusted basis, the Index out-performed the Corporates and under-performed the Governments. The Index returned about 68 basis points/year of duration, the Intermediate Government Index returned 76 basis points/year, and the Intermediate Corporate Index returned 53 basis points/year.

  The period was a very volatile and turbulent time for spread product in general and mortgages did not escape unscathed. The interest rate backup caused mortgage prepayment fear to be replaced by fear of extension. However, the story of the year would have to be the extreme volatility of credit spreads. By mid-May, most spread product had tightened dramatically from last fall's crisis levels. From there, spreads blasted back out to levels surpassing last fall. Current coupon mortgage spreads to the 10-year Treasury tightened to about 120 basis points but finished the fiscal year back out at 180 basis points, or roughly the level seen last October. Ten-year swap spreads fell from around 95 basis points to the mid 60 basis points range, only to finish the period at close to 110 basis points.

 Portfolio Highlights -- Mortgage Backed Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Mortgage Backed Investments           Without TRAK Fee+ With TRAK Fee+
    ---------------------------           ----------------- --------------
    Year Ended 8/31/99                          1.30%           (0.21)%
    Three Years Ended 8/31/99                   6.39             4.81
    Five Years Ended 8/31/99                    6.68             5.10
    Inception (11/18/91) through 8/31/99        6.07             4.50

                Hypothetical Illustration of $10,000 Invested in
                          Mortgage Backed Investments
                                      vs.
 Lehman Brothers Mortgage Backed Securities Index and Lipper U.S. Mortgage Fund
                                    Average
                   November 18, 1991 through August 31, 1999
                                  (unaudited)
                                    [GRAPH]


          Mortgage Backed    Mortgage Backed     Lehman Brothers     Lipper U.S.
           Investment+*        Investment+*      Mortgage Backed      Mortgage
          (With Trak Fee)   (Without Trak Fee)   Securities Index   Fund Average
          ---------------   ------------------   ----------------   -----------
-
11/18/91       10,000             10,000              10,000           10,000
 8/31/92       10,631             10,756              10,750           10,788
 8/31/93       11,172             11,474              11,543           11,721
 8/31/94       10,985             11,452              11,586           11,344
 8/31/95       11,900             12,593              12,855           12,419
 8/31/96       12,235             13,142              13,494           12,902
 8/31/97       13,221             14,416              14,909           14,128
 8/31/98       14,116             15,623              17,585           15,284
 8/31/99       14,086             15,825              17,910           15,360


--------------------------------------------------------------------------------
The Lehman Brothers Mortgage-Backed Securities Index includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Lipper U.S. Mortgage Fund Average is an average of funds invested at least 65% in mortgage securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                          Mortgage Backed Investments
                                      vs.
 Lehman Brothers Mortgage Backed Securities Index and Lipper U.S. Mortgage Fund
                                    Average
                    August 31, 1996 through August 31, 1999
                                  (unaudited)
                                    [GRAPH]

        Mortgage Backed    Mortgage Backed      Lehman Brothers      Lipper U.S.
         Investments+*      Investments+*       Mortgage Backed       Mortgage
        (With Trak Fee)   (Without Trak Fee)    Securities Index    Fund Average
        ---------------   ------------------    ----------------    -----------
-
Aug-96       10,000             10,000               10,000            10,000
Aug-97       10,806             10,969               11,049            10,950
Aug-98       11,537             11,887               13,032            11,847
Aug-99       11,513             12,041               13,398            11,906


--------------------------------------------------------------------------------
The Lehman Brothers Mortgage-Backed Securities Index includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Lipper U.S. Mortgage Fund Average is an average of funds invested at least 65% in mortgage securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Balanced Investments as of August 31, 1999
  For the year ended August 31, 1999, Balanced Investments ("Portfolio") had a total return of 18.78% versus 22.74% for the Portfolio's benchmark, 60% Standard & Poor's 500 Index ("S&P 500") and the Lehman Brothers Aggregate Bond Index.

  During the period under review, Consulting Group in its capacity as investment manager to the Portfolio, recommended and the Board of Trustees approved, retaining Laurel Capital Advisors to manage the equity assets of the Portfolio and Seix Investment Advisors to manage the fixed-income assets of the Portfolio. Palley-Needleman was terminated as advisor on December 31, 1998. In addition, the asset allocation of the Portfolio was restructured so that effective with the advisor change, the assets of the Portfolio were allocated 60% equity and 40% fixed income.

  With respect to equity investments, stock selection has always been important, however, during the review period, it was paramount. Performance of the large-cap S&P 500 was provided by a very small number of companies. In the first half of 1999, 100% of the S&P 500's return was provided by just 15% of the stocks.

  After three consecutive up months in May, June, and July, the Laurel Capital Advisors', allocation trailed by just under 1% in August, and still trailed the S&P 500 on a year-to-date basis from under performance early in the year. Finance stocks disappointed throughout much of the year, hurt from the interest rate hikes by the Federal Reserve Board ("Fed"). Technology stocks have become very important to the overall performance of the large cap market, as they now represent nearly one-fourth of the S&P 500's weight, and have continued to dominate in 1999.

  Because Laurel Capital Advisors maintains full sector weights neutral to the S&P 500 Index, their allocation will move with the Index in general trends, both up and down. By using quantitative and fundamental analysis, Laurel Capital relies on individual stock selection to differentiate its portfolios from the market. It is through this process that we strive to add value over time.

  With respect to fixed income, during the period under review, the U.S. Treasury curve was relatively flat as the market anticipated further Fed easing. Soon after, investors grew increasingly nervous that the robust economy would lead to higher inflation and yields began to rise in February. By early March, the interest rate on the 30-year U.S. Treasury Bond had risen to 5.70%, a full 1% above the low registered in October 1998 and the spread between 3-month and 30-year Treasury securities rose from 0.65% to 1.10%. Inflationary fears abated during March, and rates on long bonds fell back to 5.60% by the end of the quarter. During this period the portfolio outperformed its benchmark, the Lehman Aggregate Index, by 12 basis points, as spreads continued to tighten from their historically wide levels of a few months earlier.

  Two factors weighed heavily on Corporate bonds during the second quarter: uncertainty over Fed monetary policy and a very large new issue calendar related to both Y2K "pre-funding" and an increase in merger and acquisition activity. After a strong start early in the year, Corporates weakened during the second quarter and gave back a good portion of their first quarter's gains. The MBS sector, after performing well early in the quarter, had a difficult period and relinquished its second quarter advantage. Although the Fed's neutral stance had removed a great deal of market uncertainty, the continued over-supply of Corporate bonds dampened performance and the fixed income portion of the fund underperformed the index by 11 basis points over this three-month period.

  The summer months were highlighted by the Fed's 1/2% point rise in short-term interest rates which signaled a strong inflation-fighting posture. The yield on long term U.S. Treasury Bonds climbed nearly 1 1/2% and in response, spending on residential construction has slowed from the torrid pace of late 1998 and early 1999. Overall, however, the fundamentals remained solid. With moderate increases in both inflation and economic growth, long-term interest rates of 6.00% to 6.25% are at the high end of the trading range. Solid security selection as well as modest yield curve adjustments benefited the Portfolio which outperformed the benchmark by 14 basis points during July and August.

 Portfolio Highlights -- Balanced Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Balanced Investments                 Without TRAK Fee+ With TRAK Fee+
    --------------------                 ----------------- --------------
    Year Ended 8/31/99                         18.78%          17.03%
    Three Years Ended 8/31/99                  13.30           11.62
    Five Years Ended 8/31/99                   13.25           11.57
    Inception (2/16/93) through 8/31/99        11.77           10.11

                Hypothetical Illustration of $10,000 Invested in
                              Balanced Investments
                                      vs.
                Lehman Brothers Government/Corporate Bond Index
                        and Standard & Poor's 500 Index
                   February 16, 1993 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]


              Balanced            Balanced        Lehman Brothers     Standard
            Investment+*        Investment+*        Gov't/Corp.       & Poor's
           (With Trak Fee)   (Without Trak Fee)     Bond Index        500 Index
           ---------------   ------------------     ----------        ---------
2/16/93         10,000             10,000             10,000            10,000
 Aug/93         10,550             10,635             10,640            10,605
 Aug/94         10,860             11,113             10,392            11,184
 Aug/95         12,064             12,532             11,586            13,579
 Aug/96         13,501             14,235             12,017            16,121
 Aug/97         16,765             17,943             13,197            22,671
 Aug/98         16,045             17,431             14,704            24,512
 Aug/99         18,776             20,705             14,747            34,269

--------------------------------------------------------------------------------
The Lehman Brothers Government/Corporate Bond Index is a weighted composite of
(i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S.
government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                              Balanced Investments
                                      vs.
                Lehman Brothers Government/Corporate Bond Index
                        and Standard & Poor's 500 Index
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

             Balanced             Balanced        Lehman Brothers     Standard
           Investment+*         Investment+*        Gov't/Corp.       & Poor's
          (With Trak Fee)    (Without Trak Fee)     Bond Index        500 Index
          ---------------    ------------------     ----------        ---------
Aug/96         10,000               10,000            10,000           10,000
Aug/97         12,418               12,605            10,982           14,063
Aug/98         11,884               12,245            12,237           15,205
Aug/99         13,908               14,545            12,272           21,257

--------------------------------------------------------------------------------
The Lehman Brothers Government/Corporate Bond Index is a weighted composite of
(i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S.
government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Large Capitalization Value Equity Investments as of August 31, 1999
  For the year ended August 31, 1999, Large Capitalization Value Equity Investments ("Portfolio") had a total return of 26.36% versus 30.08% for the Russell 1000 Value Index ("Index"), the Portfolio's benchmark.

  During the period under review, Consulting Group in its capacity as investment manager to the Portfolio, recommended and the Board of Trustees approved, retaining Barclays Global Fund Advisors and Chartwell Investment Partners as additional advisors to the Portfolio. Since April 1, 1999, the Portfolio's assets have been allocated 60% to Parametric Portfolio Associates, 20% to Boston Company, 10% to Chartwell Investment Partners and 10% to Barclays Global Fund Advisors.

  With respect to the assets allocated to Paremetric Portfolio Associates, the period under review has been extremely tough for quantitative stock selection. Over the last year, stock prices have been driven by top-down, group related forces such as the global financial crisis that led to a near meltdown, the surges of the "megacap" stocks, the internet stocks and the cyclical stocks. Historically, relative valuation based on company specific attributes has driven stock returns. Our models are based on these strong historical, fundamentally based relationships, which we believe work well over long-term market cycles. Unfortunately, returns over the last year have not been driven by these characteristics.

  The value factors, such as price/sales and price/earnings, have experienced an unrelenting run of sustained underperformance over the last year. Not only is value investing suffering versus the broad market because the value style universe has been lagging, but also is underperforming value style benchmarks because value oriented stock selection criteria are not working well within the value stock universe, or any stock universe for that matter. Stock selection was strong in retail, capital goods and consumer non-durables, but was not enough to compensate for the recent lack of predictive strength of the value factors we use in our models.

  With respect to the assets allocated to Boston Company Asset Management, during the period all eleven sectors had a positive contribution, but two sectors provided over half of the return. Consumer Services, and especially the Retailers, provided the biggest contribution. Even though it was not a large part of the portfolio's weight, the Technology sector had very strong performance and made this sector the second best contributor.

  With respect to the assets allocated to Barclays Global Fund Advisors, the period under review is January 2, 1999 to August 31, 1999. The returns show the best performing sectors of the Index were technology and energy. For the entire year ended August 31, 1999, the technology sector returned 116.4% and the energy sector returned 55.9%, versus the Index return of 30.1%. This is consistent with the trend in the market over the last 12 months, where investors witnessed very strong performance in technology, especially within the internet sector, and rising oil prices.

  With respect to the assets allocated to Chartwell Investment Partners the review period was April 1, 1999 to August 31, 1999. Capital goods, health care and financials were the weakest sectors of the allocation during the period. It should be noted that these same three sectors had been the best performers in the previous eighteen months. In early April 1999, investors sensed that the global economic slowdown, which had impacted their market since the fall of 1997, had ended. Investors quickly sold the less-economically sensitive issues such as health care and shifted towards the deep-cyclical, more economically sensitive issues such as chemicals, papers and raw materials. These deep-cyclicals experienced their most dramatically positive move on record in the April-May period. This robust move, however, was based almost entirely on the forecast of an earnings improvement, and with no subsequent follow-through, the group has recently lost ground.

 Portfolio Highlights -- Large Capitalization Value Equity Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Large Capitalization Value Equity
    Investments                           Without TRAK Fee+ With TRAK Fee+
    ---------------------------------     ----------------- --------------
    Year Ended 8/31/99                          26.36%          24.50%
    Three Years Ended 8/31/99                   20.66           18.88
    Five Years Ended 8/31/99                    18.55           16.79
    Inception (11/18/91) through 8/31/99        14.46           12.76

                Hypothetical Illustration of $10,000 Invested in
                 Large Capitalization Value Equity Investments
                                      vs.
       Russell 1000 Value Index and Lipper Growth and Income Fund Average
                   November 18, 1991 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

               Large                 Large                         Lipper
          Capitalization        Capitalization       Russell     Growth and
           Value Equity          Value Equity         1000         Income
           Investments+*        Investments+*         Value         Fund
          (With Trak Fee)     (Without Trak Fee)      Index        Average
          ---------------     ------------------      -----        -------
11/18/91       10,000               10,000            10,000        10,000
 8/31/92       10,834               10,963            11,496        10,877
 8/31/93       11,660               11,977            14,588        12,932
 8/31/94       11,726               12,226            15,008        13,501
 8/31/95       13,416               14,200            17,881        16,262
 8/31/96       15,163               16,292            21,018        18,344
 8/31/97       20,765               22,646            29,327        24,740
 8/31/98       20,466               22,653            30,470        24,407
 8/31/99       25,480               28,625            39,635        31,992



--------------------------------------------------------------------------------
The Russell 1000 Value Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average value orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Growth and Income Fund Average is composed of the Portfolio's peer group of mutual funds investing in growth and income oriented funds. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Large Capitalization Value Equity Investments
 (continued)

                Hypothetical Illustration of $10,000 Invested in
                 Large Capitalization Value Equity Investments
                                      vs.
       Russell 1000 Value Index and Lipper Growth and Income Fund Average
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

              Large                  Large
          Capitalization         Capitalization       Russell    Lipper Growth
           Value Equity           Value Equity          1000       and Income
           Investment+*           Investment+*         Value          Fund
          (With Trak Fee)     (Without Trak Fee)       Index        Average
          ---------------     ------------------       -----        -------
Aug/96         10,000                10,000            10,000        10,000
Aug/97         13,692                13,898            13,953        13,486
Aug/98         13,495                13,902            14,497        13,305
Aug/99         16,801                17,567            18,858        17,440


--------------------------------------------------------------------------------
The Russell 1000 Value Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average value orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Growth and Income Fund Average is composed of the Portfolio's peer group of mutual funds investing in growth and income oriented funds. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Large Capitalization Growth Investments as of August 31, 1999
  For the year ended August 31, 1999, Large Capitalization Growth Investments ("Portfolio") had a total return of 46.29% versus 48.32% for the Russell 1000 Growth Index, the Portfolio's benchmark.

  With respect to the assets allocated to Provident Investment Counsel, during the period under review, the large cap equity market provided another year of superior returns for growth-style investors. An excellent domestic economic environment that saw strong corporate profitability and low inflation marked the past year. However, significant volatility accompanied these strong gains as the Federal Reserve cut interest rates 3 times late last year, and appears poised to take back the same with similar increases this year.

  During the year, Provident's allocation was helped most by their weightings in the telecommunications and technology areas. Another area that helped performance relative to the major benchmarks was our decision to hold virtually no consumer non-durable stocks. While the technology and telecommunication sectors have appreciated nearly 100% over the past year, this sector was essentially flat. On a negative note, performance would have been better if not for our large exposure to retail and health technology. While both of these sectors provided strong returns in 1998, and still provide excellent fundamentals, they have not kept pace with a technology driven market.

  Provident's primary focus in the management of their allocation is a bottom up stock selection process where they try to find those companies that they feel will be able to produce superior sales and earnings growth on a sustainable basis. Provident believes this fundamental focus distinguishes Provident from many other investors who are relying on very short-term readings of the current macroeconomic environment.

  With respect to the assets allocated to Barclays Global Fund Advisors during the period under review, the one year returns show the best performing sectors of the Russell 1000 Growth Index were technology and energy. For the period, the technology sector returned 107.4% and the energy sector returned 81.0% versus the Index return of 48.3%. This is consistent with the trend in the market over the last 12 months where investors witnessed very strong performance in technology, especially within the internet sector, and rising oil prices.

 Portfolio Highlights -- Large Capitalization Growth Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Large Capitalization Growth
    Investments                           Without TRAK Fee+ With TRAK Fee+
    ---------------------------           ----------------- --------------
    Year Ended 8/31/99                          46.29%          44.11%
    Three Years Ended 8/31/99                   29.43           27.51
    Five Years Ended 8/31/99                    24.52           22.67
    Inception (11/18/91) through 8/31/99        18.47           16.71

                Hypothetical Illustration of $10,000 Invested in
                    Large Capitalization Growth Investments
                                      vs.
            Russell 1000 Growth Index and Lipper Growth Fund Average
                   November 18, 1991 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

                 Large                 Large
             Capitalization        Capitalization                      Lipper
          Growth Investments+*  Growth Investments+*  Russell 1000     Growth
             (With Trak Fee)     (Without Trak Fee)   Growth Index  Fund Average
11/18/91         10,000                 10,000           10,000        10,000
  Aug/92         10,970                 11,100           11,075        10,877
  Aug/93         11,887                 12,210           11,961        12,932
  Aug/94         11,997                 12,510           12,740        13,501
  Aug/95         14,454                 15,300           15,879        16,262
  Aug/96         16,075                 17,272           18,798        18,344
  Aug/97         21,770                 23,744           26,199        24,501
  Aug/98         23,123                 25,600           28,361        24,006
  Aug/99         33,323                 37,450           42,068        33,640

--------------------------------------------------------------------------------
The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with a greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Growth Fund Average is composed of the Portfolio's peer group of mutual funds investing in companies where long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                    Large Capitalization Growth Investments
                                      vs.
            Russell 1000 Growth Index and Lipper Growth Fund Average
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

         Large Capitalization   Large Capitalization                   Lipper
         Growth Investments+*   Growth Investments+*  Russell 1000     Growth
            (With Trak Fee)      (Without Trak Fee)   Growth Index  Fund Average
 Aug/96         10,000                10,000             10,000        10,000
 Aug/97         13,543                13,747             13,937        13,356
 Aug/98         14,385                14,822             15,088        13,087
8/31/99         20,730                21,682             22,379        18,338
--------------------------------------------------------------------------------
The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with a greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Growth Fund Average is composed of the Portfolio's peer group of mutual funds investing in companies where long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Small Capitalization Value Equity Investments as of August 31, 1999
  For the year ended August 31, 1999, Small Capitalization Value Equity Investments ("Portfolio") had a total return of 13.61% versus 14.08% for the Russell 2000 Value Index, the Portfolio's benchmark.

  With respect to the assets allocated to NFJ Investment Group, during the period under review technology and energy sectors performed best within the overall small-cap arena. Highlights for the period under review included 18 holdings out of 100 that either received cash tender offers or share for share offers in company related mergers. The NFJ investment philosophy and process does not emphasize finding take out candidates, but was another indication that the markets have over sold some very good companies. The emphasis was and remains on low price/earnings, above average dividend yield and broad diversification by industry and sector. The NFJ Portfolio benefited from a sizable under weighting in finance, while a light exposure to energy when oil went from $12 to $24 a barrel.

  With respect to the assets allocated to David L. Babson and Company, the most recent fiscal year continued to be a difficult time for small company stocks in general and small company value stocks in particular. Large company stocks, as measured by the S&P 500 Index, gained some 40% for the fiscal year, well above the 28% gain for small company stocks, as measured by the Russell 2000 Index. Small company value stocks, however, were trounced by small company growth stocks. The Russell 2000 Value Index was up only 14% for the fiscal year, easily outpaced by the Russell 2000 Growth Index which was up an impressive 43%.

  Generally speaking, the Babson allocation benefited from increased weightings in the energy sector, but was hurt by low weightings in the technology sector, the best performing sector, and its high weighting in consumer staples, the worst performing sector.

  Babson continues to believe that small company value stocks continue to be the most attractive place in the domestic equity markets in which to invest. The relative valuations between large company stocks and small company stocks have never been so in favor of small company stocks. Indeed, Babson remains astounded by the high quality companies which they are able to find that are being virtually ignored by most investors, and as a result of this neglect, are able to acquire these companies at very attractive valuations. Babson believes that eventually, investors will turn their gaze from the very large growth companies and the speculative Internet and biotechnology stocks and look for real companies with substantial earnings and cash flow and with compelling future prospects.

  With respect to the assets allocated to Mellon Capital Management, during the period under review, the small cap stocks reversed their downward trend and posted sizeable gains for the period from 8/31/98 to 8/31/99. Several factors contributed to the 66 basis points of positive tracking error. The majority of the positive performance was attributable to the Russell 2000 rebalance that occurs each year at the end of June. This year's rebalance generated a 31% one way turnover in their allocation. As Mellon rebalanced their allocation to match the redefined benchmark, the strategy employed resulted in a gain of approximately 70 basis points. Slight tracking error resulted from regular composition error and the futures pool (less than 5% of their allocation) used to fund the Portfolio's liquidity. The top three sectors, as a percentage of the portfolio were basic industries (13%), utilities (10%), and real estate (10%). Performance wise, technology (51% return), energy (46%), and health care (30%) contributed the most to the allocation's return and were the best performing sectors.

 Portfolio Highlights -- Small Capitalization Value Equity Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Small Capitalization Value
    Equity Investments                    Without TRAK Fee+ With TRAK Fee+
    --------------------------            ----------------- --------------
    Year Ended 8/31/99                          13.61%          11.94%
    Three Years Ended 8/31/99                   12.14           10.48
    Five Years Ended 8/31/99                    12.28           10.62
    Inception (11/18/91) through 8/31/99        10.44            8.80

                Hypothetical Illustration of $10,000 Invested in
                 Small Capitalization Value Equity Investments
                                      vs.
           Russell 2000 Value Index and Lipper Small Cap Fund Average
                   November 18, 1991 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

                Small               Small
            Capitalization     Capitalization
             Value Equity       Value Equity                       Lipper Small
             Investments+*      Investments+*       Russell 2000     Cap Fund
            (With Trak Fee)   (Without Trak Fee)     Value Index      Average
            ---------------   ------------------     -----------      -------
11/18/91          10,000            10,000            10,000           10,000
  Aug/92          10,723            10,850            11,926           10,595
  Aug/93          12,225            12,558            16,206           13,939
  Aug/94          11,646            12,143            17,513           14,643
  Aug/95          12,907            13,661            20,241           18,484
  Aug/96          14,301            15,366            22,694           21,406
  Aug/97          20,063            21,880            31,160           27,238
  Aug/98          17,229            19,071            27,434           21,944
 8/31/99          19,286            21,668            29,829           29,254


--------------------------------------------------------------------------------
The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Small Cap Fund Average is composed of the Portfolio's peer group of mutual funds which limit their investments to companies on the basis of the size of the company. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Small Capitalization Value Equity Investments
 (continued)

                Hypothetical Illustration of $10,000 Invested in
                 Small Capitalization Value Equity Investments
                                      vs.
           Russell 2000 Value Index and Lipper Small Cap Fund Average
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

                  Small               Small
             Capitalization       Capitalization
               Value Equity        Value Equity                    Lipper Small
               Investments          Investments      Russell 2000    Cap Fund
           +* (With Trak Fee)  +* (Without Trak Fee)  Value Index     Average
           ------------------  ---------------------  -----------     -------
Aug/96           10,000                 10,000           10,000        10,000
Aug/97           14,029                 14,240           13,730        12,724
Aug/98           12,047                 12,412           12,089        10,251
Aug/99           13,486                 14,101           13,144        13,666



--------------------------------------------------------------------------------
The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Small Cap Fund Average is composed of the Portfolio's peer group of mutual funds which limit their investments to companies on the basis of the size of the company. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Small Capitalization Growth Investments as of August 31, 1999
  For the year ended August 31, 1999, Small Capitalization Growth Investments ("Portfolio") had a total return of 44.32% versus 43.31% for the Russell 2000 Growth Index, the Portfolio's benchmark.

  During the period under review, Consulting Group, in its capacity as investment manager to the Portfolio, recommended and the Board of Trustees approved, retaining Kern Capital Management as an additional advisor to the Portfolio. Since April 1, 1999, the Portfolio's assets have been allocated 50% to Mellon Capital Management, 20% to Wall Street Associates, 20% to Westpeak Investment Advisors and 10% to Kern Capital Management.

  With respect to the assets allocated to Wall Street Associate during the period under review, the market rebounded dramatically with small-caps leading the way. The Wall Street allocation was well positioned to take advantage of the rebound, with investments in the highest growth sectors of the market. The performance of Wall Street's allocation was largely driven by investments in technology and technology related stocks, though investments in consumer discretionary stocks also added significantly to portfolio returns. Lastly, during the period under review, Wall Street's exposure to energy stocks (natural gas related) proved to be beneficial.

  With respect to the assets allocated to Westpeak Investment Advisors, the period under review was a difficult one for disciplined quantitative stock selection advisors. The strong surge in volatile, actively traded Internet/Technology stocks appears to be based more on speculation than sound fundamentals. Historically, relative valuation and relative growth drive stock returns. These concepts are the rationale underlying the Westpeak investment process. Excess returns over the last year have not been driven by these characteristics, so the Westpeak process has been out of phase with the current speculative environment. During the period under review, the performance was penalized by an emphasis on stocks with below average Price-to-Earnings ratios, above-average Book Value relative to Price, below average Volatility and above average Growth. The under weighting in the technology sector hurt performance as did the over weighting in the consumer discretionary sector.

  With respect to the assets allocated to Kern Capital Management, the period under review is from April 1, 1999 to August 31, 1999. Kern Capital Management LLC ("KCM") is dedicated to researching and investing in small, innovative growth companies. Kern believes innovation is a primary catalyst for small companies to become recognized and KCM's bottom-up fundamental research is focused on the four sectors of the economy where innovation is greatest (Technology, Healthcare, Consumer and Services). Internal research (detailed financial analysis and in-depth management meetings) is the foundation of KCM's investment process and is augmented by external research from industry experts and "Wall Street" analysts. The primary factors responsible for KCM's success during the period were 1) fundamental research not only focused on investing in the "winners" but equally important, minimizing fundamental investment mistakes during the last six months, KCM focused investments on technology communication companies while technology software and healthcare investments were minimized due to concerns over fundamental business trends; and 2) the investment focus on innovative growth companies which attracted investment capital from outside the traditional small-cap assets. This has been important, given that small-cap cash flows have continued to be negative. The healthcare, services and special situations sectors produced positive returns during the last six months. The consumer sector was the only sector with negative performance during the last six months, as the rise in interest rates and more difficult same-store sales comparisons dampened investor enthusiasm for this sector.

  With respect to the assets allocated to Mellon Capital Management during the period under review, the majority of the tracking occurred during the two weeks of continued rebalancing immediately following the annual Russell reconstitution and has been an important component of the overall strategy in rebalancing Russell portfolios each year. The remaining variance is linked to the differential in performance between Russell 2000 Futures versus the Russell 2000 Growth Index and to dollar-volume activity, both of which are used in funding daily shareholder movement.

 Portfolio Highlights -- Small Capitalization Growth Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Small Capitalization Growth
    Investments                           Without TRAK Fee+ With TRAK Fee+
    ---------------------------           ----------------- --------------
    Year Ended 8/31/99                          44.32%          42.17%
    Three Years Ended 8/31/99                    8.30            6.70
    Five Years Ended 8/31/99                    16.34           14.61
    Inception (11/18/91) through 8/31/99        16.92           15.19

                Hypothetical Illustration of $10,000 Invested in
                    Small Capitalization Growth Investments
                                      vs.
        Russell 2000 Growth Index and Lipper Small Company Fund Average
                   November 18, 1991 through August 31, 1999
                                  (unaudited)


                                    [GRAPH]

                 Small                 Small
            Capitalization        Capitalization     Russell 2000      Lipper
         Growth Investments+*  Growth Investments+*     Growth       Small Cap
            (With Trak Fee)     (Without Trak Fee)    Fund Index    Fund Average
11/18/91         10,000              10,000              10,000        10,000
  Aug/92          9,870               9,988               9,823        10,595
  Aug/93         13,642              14,013              12,627        12,561
  Aug/94         15,210              15,860              13,103        13,195
  Aug/95         20,714              21,926              16,525        16,657
  Aug/96         24,762              26,603              18,061        19,290
  Aug/97         28,672              31,265              21,678        24,545
  Aug/98         21,157              23,418              15,974        19,775
 8/31/99         30,079              33,796              22,892        26,362

--------------------------------------------------------------------------------
The Russell 2000 Growth Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Small Cap Fund Average is composed of the Portfolio's peer group of mutual funds which limit their investments to companies on the basis of the size of the company. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                    Small Capitalization Growth Investments
                                      vs.
          Russell 2000 Growth Index and Lipper Small Cap Fund Average
                    August 31, 1996 through August 31, 1999
                                  (unaudited)


                                    [GRAPH]

                Small                 Small
           Capitalization         Capitalization                        Lipper
         Growth Investments+*  Growth Investments+*  Russell 2000     Small Cap
           (With Trak Fee)      (Without Trak Fee)   Growth Index   Fund Average

8/31/96        10,000                10,000             10,000         10,000
 Aug/97        11,579                11,753             12,003         12,724
 Aug/98         8,544                 8,803              8,845         10,251
8/31/99        12,147                12,704             12,675         13,666

--------------------------------------------------------------------------------
The Russell 2000 Growth Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The Lipper Small Cap Fund Average is composed of the Portfolio's peer group of mutual funds which limit their investments to companies on the basis of the size of the company. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- International Equity Investments as of August 31, 1999

  For the year ended August 31, 1999, International Equity Investments ("Portfolio") had a total return of 24.06% versus 26.03% for the Morgan Stanley Capital International EAFE--Capitalization Weighted Index ("EAFE"), the Portfolio's benchmark.

  During the period under review, Consulting Group, in its capacity as investment manager to the Portfolio, recommended and the Board of Trustees approved, retaining Marvin & Palmer as an additional advisor to the Portfolio. Since April 1, 1999, the Portfolio's assets have been allocated 50% to State Street Global Advisors, 25% to Oechsle International Advisors, and 25% to Marvin & Palmer.

  With respect to the assets allocated to Oechsle International Advisors during the period over review, all major nations had strong returns for the year. For example, the United Kingdom was up over 21%, France over 26%, and Germany 11%. These returns, though, were overshadowed by lethargic returns in 1999 because of worries over the strength of the common currency and the conflict in Kosovo. Additionally, mergers and acquisitions continued to take place at a breakneck pace in many industries, as well as between countries.

  The Pacific region experienced significant positive returns for the period as well. Hong Kong and Singapore had staggering positive returns of almost 96% and over 144%, respectively, in local terms. Japan posted a local return for the period of over 26%, as many investors saw positive results of the economic reforms in the country, which has been in the doldrums since the early 90's.

  With respect to the assets allocated to Marvin & Palmer Associates, the period under review is April 1, 1999 to August 1999. Japan was the main story for the period, as it was by far the major contributor leading the EAFE markets higher. The Japanese market gained 6.1% during the quarter, largely driven by a 3.0% appreciation in the yen to the U.S. dollar. Because Japan is now the largest market in the EAFE at 26%, it's rise dwarfed any other market's impact on returns during the third quarter. By comparison, Denmark and Norway were the next best performing markets. Each rose over 5.0% but, because of their small index weighting, they each added only approximately 0.1% to the total positive return of the index. The Pacific ex-Japan was the weakest of the regions, led lower by New Zealand, which fell 7.2%, and by Hong Kong, declining 4.0%.

  With respect to the assets allocated to State Street Global Advisors during the period over review, Japan remained in center stage during the third quarter as capital flows continued to drive both the index and the yen higher. Prospects for a sustained recovery in Japan continued as second quarter GDP indicated modest growth of 0.2%. As many global investors remained underweight during the quarter, this positive growth caused increased capital inflows to Japan. The yen strength was a major topic of discussion during the quarter, as some investors thought the stronger yen would choke the still fledgling economic recovery. Open tensions between the Japanese Government and the Bank of Japan regarding the direction of monetary policy made the topic that much more prevalent. The Pacific region underperformed and consolidated gains made during the first half of 1999. Each of the Pacific markets were weaker, as the fear of rising interest rates in the U.S. dampened investor enthusiasm for the region. In Europe, markets were mixed with Germany and France moving in opposite directions. For Germany, indicators pointed to a questionable economy, while significant M&A activity in the energy, banking, and retail sectors drove France higher. The United Kingdom was also an underperformer as the market was caught off guard by a Bank of England rate increase of 25 basis points.

 Portfolio Highlights -- International Equity Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    International Equity Investments      Without TRAK Fee+ With TRAK Fee+
    --------------------------------      ----------------- --------------
    Year Ended 8/31/99                          24.06%          22.22%
    Three Years Ended 8/31/99                   12.05           10.39
    Five Years Ended 8/31/99                     7.92            6.32
    Inception (11/18/91) through 8/31/99         9.66            8.03

                Hypothetical Illustration of $10,000 Invested in
                        International Equity Investments
                                      vs.
          Morgan Stanley Capital International EAFE-GDP Weighted Index
  and Morgan Stanley Capital International EAFE-Capitalization Weighted Index
                   November 18, 1991 through August 31, 1999
                                  (unaudited)


                                    [GRAPH]

            International       International
                Equity             Equity
           Investments+*        Investments+*    MSCI EAFE/GDP    MSCI EAFE/CAP
            (With Trak Fee)  (Without Trak Fee)  Weighted Index   Weighted Index
11/18/91        10,000            10,000             10,000           10,000
  Aug/92         9,586             9,700             10,333            9,827
  Aug/93        11,684            12,002             12,993           12,493
  Aug/94        13,438            14,012             14,558           13,884
  Aug/95        13,214            13,987             14,864           13,995
  Aug/96        13,569            14,579             15,940           15,120
  Aug/97        14,642            15,969             17,814           16,490
  Aug/98        14,934            16,533             19,016           16,467
 8/31/99        18,252            20,511             24,628           20,696

--------------------------------------------------------------------------------
The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Australia and New Zealand and countries in Europe and the Far East, weighted based on each country's gross domestic product. The Morgan Stanley Capital International EAFE-Capitalization Weighted Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's market capitalization. Because the indices are not managed portfolios, there are no advisory fees or internal management expenses reflected in the indices' performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                        International Equity Investments
                                      vs.
          Morgan Stanley Capital International EAFE-GDP Weighted Index
  and Morgan Stanley Capital International EAFE-Capitalization Weighted Index
                    August 31, 1996 through August 31, 1999
                                  (unaudited)


                                    [GRAPH]

            International     International
               Equity            Equity
            Investments+*     Investments+*      MSCI EAFE/GDP    MSCI EAFE/CAP
           (With Trak Fee)  (Without Trak Fee)   Weighted Index   Weighted Index
8/31/96        10,000             10,000            10,000            10,000
 Aug/97        10,791             10,953            11,176            10,906
 Aug/98        11,006             11,341            11,930            10,891
8/31/99        13,451             14,069            15,450            13,688


--------------------------------------------------------------------------------
The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Australia and New Zealand and countries in Europe and the Far East, weighted based on each country's gross domestic product. The Morgan Stanley Capital International EAFE-Capitalization Weighted Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's market capitalization. Because the indices are not managed portfolios, there are no advisory fees or internal management expenses reflected in the indices' performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- International Fixed Income Investments as of August 31, 1999

  For the year ended August 31, 1999, International Fixed Income Investments ("Portfolio") had a total return of 2.30% versus 6.21% for the Salomon Smith Barney Non-U.S. Government Bond Index ("Index"), the Portfolio's benchmark.

  Julius Baer Investment Management is the advisor for the Portfolio. During the period under review the Russian default and subsequent flight to quality in bond markets influenced bond markets during the latter part of 1998. Rates were cut across the board and the US dollar came under pressure. The month of September alone was responsible for half of the portfolio's performance for calendar year 1998, and the final five months of 1998 produced strong positive returns overall.

  Beginning in 1999, the situation reversed as growth across the board increased, prompting rate increases globally. The US dollar responded and strengthened throughout the first half of the year. Bond markets began a series of monthly losses, with the only bright spot being Japan, where the long end of the curve rallied substantially.

  During the fiscal year ended August 1999, the portfolio underperformed the Index, due primarily to an underweight position in the Japanese bond market and overweight position in the Euro, which was weak during this period. We are confident that the portfolio is well positioned for the upcoming fiscal year to take advantage of a strengthening Euro/weaker US dollar, and a moderate growth, low inflation scenario in Europe.

 Portfolio Highlights -- International Fixed Income Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    International Fixed Income
    Investments                           Without TRAK Fee+ With TRAK Fee+
    --------------------------            ----------------- --------------
    Year Ended 8/31/99                          2.30%            0.78%
    Three Years Ended 8/31/99                   3.62             2.09
    Five Years Ended 8/31/99                    7.97             6.37
    Inception (11/18/91) through 8/31/99        8.10             6.50

                Hypothetical Illustration of $10,000 Invested in
                     International Fixed Income Investments
                                      vs.
              Salomon Smith Barney Non-U.S. Government Bond Index
                   November 18, 1991 through August 31, 1999
                                  (unaudited)


                                     [GRAPH]

             International       International          Salomon Smith
             Fixed Income        Fixed Income          Barney Non-U.S.
             Investment+*        Investment+*            Gov't Bond
            (With Trak Fee)      (Without Fee)              Index
11/18/91         10,000             10,000                 10,000
  Aug/92         11,260             11,393                 11,869
  Aug/93         12,055             12,381                 12,650
  Aug/94         11,995             12,504                 13,319
  Aug/95         13,904             14,713                 15,451
  Aug/96         15,348             16,485                 18,637
  Aug/97         14,892             16,235                 18,004
  Aug/98         16,205             17,932                 19,098
 8/31/99         16,330             18,344                 19,039
--------------------------------------------------------------------------------
The Salomon Smith Barney Non-U.S. Government Bond Index-Unhedged is an index subset of the Salomon Smith Barney World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish, and
Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                     International Fixed Income Investments
                                      vs.
              Salomon Smith Barney Non-U.S. Government Bond Index
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

           International Fixed     International Fixed      Salomon Smith Barney
           Income Investments+*    Income Investments+*     Non-U.S. Government
              (With Trak Fee)       (Without Trak Fee)           Bond Index
              ---------------       ------------------           ----------
Aug-96            10,000                  10,000                   10,000
Aug-97             9,703                   9,848                    9,660
Aug-98            10,558                  10,878                   10,247
Aug-99            10,640                  11,127                   10,216
--------------------------------------------------------------------------------
The Salomon Smith Barney Non-U.S. Government Bond Index-Unhedged is an index subset of the Salomon Smith Barney World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish, and
Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Portfolio Highlights -- Emerging Markets Equity Investments as of August 31,
 1999

  For the year ended August 31, 1999, Emerging Markets Equity Investments ("Portfolio") had a total return of 55.37% versus 72.28% for the Morgan Stanley Capital International Emerging Markets Free Index, the Portfolio's benchmark.

  With respect to the assets allocated to AIB Govett, during the period under review improved prospects for global growth stemmed from the major easing in both developed and emerging economies' interest rates. This triggered a sharp pick up in global liquidity, positively impacting emerging markets. Asia is now driving positive performance. Most Latin American markets have seen solid gains this year, after the curtailed reaction in January to Brazil's currency crisis. Mexico is currently the "gem" of the Latin America region. Falling inflation and declining interest rates, together with rising industrial production and exports are all signs of an economy that is growing stronger. Emerging European markets have not enjoyed this year's rally to the same extent due to the situation in Yugoslavia and European sluggishness generally. But Poland has remained strong, and there was little pressure on Hungary and Greece.

  Performance has been reasonable year to date relative to its peer group helped by the rally in Asian emerging markets. Positive asset allocation came from overweight positions in Asia, particularly China, Korea and Thailand. The overweight positions to Poland and Mexico also added to performance. The upgrade in Poland's credit rating by Standard and Poor's particularly helped the market rally.

  Across emerging markets, currency stability and strengthening current account balances are encouraging signs. This is also true of the general upward turn in commodity prices. Our preferred region going forward is Asia where we will seek to maintain our overweight position. In Latin America, Brazil and Mexico both offer the prospect of rising economic activity in 2000 and compelling valuations will warrant a close eye towards the end of the year with regard to increasing positions. A recovery in Europe will benefit the balance of payments positions in Emerging Europe and we remain positive on the long term prospects of these markets.

  With respect to the assets allocated to State Street Global Advisors ("SSgA"), the period under review was a difficult one, after emerging markets plunged into disarray in August, 1998. Investors had to absorb the Russian ruble collapse, currency contagion in Asia and a general flight from risk following the failure of Long Term Capital Management's leveraged strategies. The intervention of the Federal Reserve to lower interest rates and restore liquidity to the bond market did much to correct the situation and prepare the way for long term investors as opposed to hedge funds. Although concerns over Brazil's need for fiscal political reforms lasted into early 1999, the January devaluation of the real was well accepted by equity investors.

  SSgA invested through a very disciplined quantitative process based on over-and underweighting countries and by holding a large number of securities across industries and countries. Generally speaking, individual country selection was negative over the period, primarily because of underweights in early 1999 to smaller but extremely volatile markets such as Indonesia, Russia, Thailand and the Czech Republic, and to the Asian markets in general. In Latin America, the fund emphasized Brazil and Mexico, while it favored Greece, Turkey, Israel and South Africa in the Europe/Middle East/Africa region. Stock selection made a strong contribution to performance, especially in such larger markets as Brazil, Korea, and South Africa.

  With respect to the assets allocated to Baring Asset Management, the underperformance of their allocation versus the index during the 12 months ended August 31, 1999, largely stemed from the volatile period in the financial markets from August to December 1998. In the aftermath of the Long-Term Capital Management failure and the Russian crisis, Baring was very concerned about the outlook for financial assets and, more specifically, global emerging markets. As a result, Baring's strategy was to increase portfolio defensiveness, through a move into cash. However, global policy makers moved faster than market expectations to restore global financial confidence, through the coordinated easing of interest rates. This resulted in substantial rallies in a number of emerging markets, as the fear of a "meltdown" in financial assets gave way to the fear of being under-invested as markets recovered. As a result, this cash position, although reinvested by the end of the year, accounted for the majority of the under performance over the last twelve months.

  This year, the performance of Baring's allocation has improved significantly, helped by the move into more cyclical countries and stocks, as they have become more confident about the improved outlook for global growth. This was implemented, in part, by adding to both South Africa and the steel sector in Latin America, on a stock specific basis. Aside from the negative impact from holding cash, positive contributions to performance came from Baring's decision to be underweight relative to the index in Brazil and Taiwan and overweight in Greece. Stock selection was also positive in Taiwan, Korea and India in Asia and in Poland and Hungary in Eastern Europe.

 Portfolio Highlights -- Emerging Markets Equity Investments

                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------

    Emerging Markets Equity Investments   Without TRAK Fee+ With TRAK Fee+
    -----------------------------------   ----------------- --------------
    Year Ended 8/31/99                          55.37%          53.05%
    Three Years Ended 8/31/99                   (4.82)          (6.23)
    Five Yers Ended 8/31/99                     (4.55)          (5.97)
    Inception (4/21/94) through 8/31/99         (1.14)          (2.62)

                Hypothetical Illustration of $10,000 Invested in
                      Emerging Markets Equity Investments
                                      vs.
        Morgan Stanley Capital International Emerging Markets Free Index
                     April 20, 1994 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

           Emerging Markets      Emerging Markets
         Equity Investments+*  Equity Investments+*     MSCI Emerging Markets
            (With Trak Fee)     (Without Trak Fee)            Free Index
4/20/94         10,000                10,000                    10,000
 Aug/94         11,798                11,863                    12,008
 Aug/95          9,864                10,068                    10,039
 Aug/96         10,521                10,902                    10,421
 Aug/97         11,388                11,978                    10,899
 Aug/98          5,667                 6,051                     5,421
8/31/99          8,674                 9,401                     9,339
--------------------------------------------------------------------------------
The Morgan Stanley Capital International Emerging Markets Free Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                Hypothetical Illustration of $10,000 Invested in
                      Emerging Markets Equity Investments
                                      vs.
        Morgan Stanley Capital International Emerging Markets Free Index
                    August 31, 1996 through August 31, 1999
                                  (unaudited)

                                    [GRAPH]

             Emerging Markets       Emerging Markets
           Equity Investments+*   Equity Investments+*       MSCI Emerging
              (With Trak Fee)       (Without Trak Fee)    Markets Free Index
8/31/96            10,000                 10,000                 10,000
 Aug/97            10,824                 10,988                 10,458
 Aug/98             5,386                  5,550                  5,202
8/31/99             8,244                  8,623                  8,961
--------------------------------------------------------------------------------
The Morgan Stanley Capital International Emerging Markets Free Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

* Assumes the reinvestment of all distributions.

+ The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 Independent Auditors' Report

The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, and Emerging Markets Equity Investments ("Portfolios") of Consulting Group Capital Markets Funds ("Fund") as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of August 31, 1999, and the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                      /s/ KPMG LLP

New York, New York
October 15, 1999

 Tax Information (unaudited)

  The following August 31, 1999 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

  The Portfolios listed below designate for Federal income tax purposes the following amounts as long term capital gain dividends paid:

Long-Term Bond Investments........................................ $  5,494,167
Municipal Bond Investments........................................      334,073
Mortgage Backed Investments.......................................        8,065
Balanced Investments..............................................    7,060,465
Large Capitalization Value Equity Investments.....................  183,440,799
Large Capitalization Growth Investments...........................   77,445,331
Small Capitalization Value Equity Investments.....................   96,569,225
Small Capitalization Growth Investments...........................   33,622,731
International Equity Investments..................................   48,003,952
International Fixed Income Investments............................    2,325,606

  100% of the dividends from net investment income paid by Municipal Bond Investments are tax-exempt for regular Federal income tax purposes.

  The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders.

   Balanced Investments.................................................. 54.64%
   Large Capitalization Value Equity Investments......................... 50.73
   Large Capitalization Growth Investments............................... 95.49
   Small Capitalization Value Equity Investments......................... 50.15

  The total foreign sourced income received by International Equity Investments and Emerging Markets Equity Investments, respectively, are $0.2174 per share (or a total amount of $24,224,796) and $0.1432 per share (or a total amount of $6,749,625). The total amounts of foreign taxes paid, again respectively, are $0.0248 per share (or a total amount of $2,757,724) and $0.0134 per share (or a total amount of $632,955).

  The following percentages of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

   Government Money Investments..........................................  8.69%
   Intermediate Fixed Income Investments................................. 31.72
   Long-Term Bond Investments............................................ 43.07
   Balanced Investments.................................................. 24.14

  The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

  This report is submitted for the general information of the shareholders of
                    Consulting Group Capital Markets Funds.
     It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's investment policies, charges and expenses as well as other pertinent information.

  TK 2120, 10/99 Consulting Group Capital Markets Funds . 222
  Delaware Avenue . Wilmington, Delaware        .       19801